Exhibit 2.13

Execution Version

Dated 7 February 2022

Amendment and Restatement Agreement

in respect of the Intercreditor Agreement originally dated 1 December 2016

(as amended and restated from time to time)

between

Bank of China Limited, Macau Branch

2016 Credit Facility Agent

Bank of China Limited, Macau Branch

2016 Credit Facility Lender

Industrial and Commercial Bank of China (Macau) Limited

Common Security Agent

DB Trustees (Hong Kong) Limited

Intercreditor Agent

Studio City Investments Limited

as Parent

and

Studio City Company Limited

as the Borrower

White & Case

9th Floor Central Tower

28 Queen’s Road Central

Hong Kong

(i)

This Amendment and Restatement Agreement is dated 7 February 2022 (this" Agreement”) and made

Between:

(1)

Bank of China Limited, Macau Branch, incorporated with limited liability under the laws of the People’s Republic of China as agent under the 2016 Credit Facility Agreement (the “2016 Credit Facility Agent”);

(2)	Bank of China Limited, Macau Branch, incorporated with limited liability under the laws of the People’s Republic of China as a 2016 Credit Facility Lender (the “2016 Credit Facility Lender”);

(3)

Studio City Investments Limited, a BVI business company incorporated under the laws of the British Virgin Islands (registered number 1673083), whose registered office is at Ocorian Corporate Services (BVI) Limited, Jayla Place, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (the “Parent”);

(4)

Studio City Company Limited a BVI business company incorporated under the laws of the British Virgin Islands (registered number 1673603), whose registered office is at Ocorian Corporate Services (BVI) Limited, Jayla Place, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (the “Borrower”);

(5)	The Companies named on the signature pages as Intra-Group Lenders (the “Intra-Group Lenders”);

(6)	The Subsidiaries of the Parent named on the signature pages as Debtors (together with the Parent and the Borrower, the “Debtors”);

(7)

Studio City Finance Limited, a BVI business company incorporated under the laws of the British Virgin Islands (registered number 1673307), whose registered office is at Ocorian Corporate Services (BVI) Limited, Jayla Place, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (the “Original Bondco”);

(8)	DB Trustees (Hong Kong) Limited as coordinating intercreditor agent for the Secured Parties (the “Intercreditor Agent”);

(9)

Industrial and Commercial Bank of China (Macau) Limited, incorporated with limited liability under the laws of the Macau SAR as security trustee for the Secured Parties (the “Common Security Agent”); and

(10)

Industrial and Commercial Bank of China (Macau) Limited, incorporated with limited liability under the laws of the Macau SAR in its capacity as agent for the Common Security Agent under the Power of Attorney (the “POA Agent”).

Whereas:

(1)

Pursuant to an intercreditor agreement dated on 1 December 2016 (30 November 2016, New York time) entered into between, among others, the Borrower, the Parent and the Common Security Agent (as amended and restated pursuant to this Agreement) (the “Intercreditor Agreement”), the parties have agreed that, among other things, certain liabilities and obligations (including in respect of the 2016 Credit Facility Agreement and other Debt Documents) constitute Secured Obligations.

(2)

It has been agreed that, among other things, the Intercreditor Agreement be amended and restated as contemplated by this Agreement and each Party consents to the making of those amendments, subject to the terms and conditions of this Agreement.

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(3)	The Parties wish to enter into this Agreement to record their agreements in relation to the above.

It is agreed as follows:

1.	Interpretation

1.1	Definitions

In this Agreement:

“Amended and Restated Intercreditor Agreement” means the Intercreditor Agreement, as amended and restated pursuant to the terms and conditions of this Agreement (as on the Effective Date, in the form set out in Schedule 1 (Amended and Restated Intercreditor Agreement)).

“Effective Date” means the later of:

(a)	the date of this Agreement; and

(b)

the date on which the Intercreditor Agent confirms in writing to the Borrower that it has received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) and that each is in form and substance satisfactory to it, and “Effective Time” means the later of (x) the first time at which this Agreement is executed in full by the Parties and dated and (y) the time the confirmation referred to in paragraph (b) above is given.

“Material Adverse Effect” means any event or circumstance which (after taking into account all relevant circumstances) has a material adverse effect on:

(a)	the business, operations, property or financial condition of the Original Bondco and its Subsidiaries (taken as a whole); or

(b)	its ability to perform any of its payment obligations under the Debt Documents; or

(c)

subject to the Legal Reservations and the Perfection Requirements, the validity or enforceability of, or the effectiveness or ranking of any Transaction Security granted or purporting to be granted pursuant to any of, the Debt Documents or the rights or remedies of any Primary Creditor under any of the Debt Documents.

“Perfection Requirements” means the making or the procuring of the appropriate registrations, filing, endorsements, notarisation, stamping and notifications of the Transaction Security Documents or the Transaction Security created thereunder.

“SCHK2” means Studio City (HK) Two Limited (新濠影匯(香港)第二有限公司), a limited liability company incorporated in Hong Kong with its registered office at 36/F, The Centrium, 60 Wyndham Street, Central and registration number 2720234.

1.2	Construction

(a)

The principles of construction and rules of interpretation set out in the Intercreditor Agreement (including but not limited to clause 1.2 (Construction) of the Intercreditor Agreement) shall have effect as if set out in this Agreement.

(b)

Unless a contrary indication appears, a term defined in or by reference in the Intercreditor Agreement has the same meaning in this Agreement. Words and expressions defined in this Agreement by reference to the Amended and Restated Intercreditor Agreement shall (at all times prior to the Effective Date) have the meaning attributed to them in the form of the Amended and Restated Intercreditor Agreement set out in Schedule 1 (Amended and Restated Intercreditor Agreement).

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(c)	In this Agreement any reference to a “Clause”, a “Schedule” or a “Party” is, unless the context otherwise requires, a reference to a Clause, a Schedule or a Party to this Agreement.

1.3	Designation

The Parent and the Intercreditor Agent designate this Agreement as a Debt Document by execution of this Agreement for the purposes of the definition of “Debt Document” in the Intercreditor Agreement.

2.	Amendment to the Intercreditor Agreement

2.1	Amendment to the Intercreditor Agreement

(a)

Subject to the terms and conditions of this Agreement and pursuant to the Intercreditor Agreement, each Party consents to the amendments to the Intercreditor Agreement as contemplated by this Agreement.

(b)

Each Party agrees, in accordance with clause 31 (Consents, amendments and override) of the Intercreditor Agreement, that with immediate and automatic effect on and from the Effective Date, the Intercreditor Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 1 (Amended and Restated Intercreditor Agreement) and all references in the Amended and Restated Intercreditor Agreement to “this Agreement” shall include this Agreement.

3.	Representations

3.1	Representations

Each Intra-Group Lender, each Debtor and the Original Bondco makes the representations and warranties set out in this Clause 3.1 to each Primary Creditor (by reference to the facts and circumstances then existing) on the date of this Agreement and on the Effective Date.

(a)	Status

(i)

It is a limited liability corporation or company duly incorporated or organised, as the case may be, and validly existing under the law of its jurisdiction of incorporation or organisation, as the case may be.

(ii)	It is acting as principal for its own account and not as agent or trustee in any capacity on behalf of any person in relation to this Agreement.

(b)	Binding obligations

Subject to the Legal Reservations, the obligations expressed to be assumed by it in this Agreement are legal, valid, binding and enforceable obligations.

(c)	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not conflict with:

(i)	any law or regulation applicable to it;

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(ii)	its constitutional documents; or

(iii)

any agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument, except where a Material Adverse Effect does not or would not be reasonably expected to occur.

(d)	Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary corporate action to authorise its entry into, performance and delivery of, this Agreement and the transactions contemplated herein.

(e)	Validity and admissibility in evidence

All Authorisations required:

(i)	to enable it lawfully to enter into, exercise its rights and comply with its obligations under this Agreement; and

(ii)	to make this Agreement admissible in evidence in its Relevant Jurisdictions,

have been obtained or effected and are in full force and effect.

(f)	Governing law and enforcement

Subject to the Legal Reservations:

(i)	the choice of English law as the governing law of this Agreement will be recognised and enforced in its Relevant Jurisdiction; and

(ii)	any judgment obtained in relation to this Agreement in England will be recognised and enforced in its Relevant Jurisdictions.

(g)	No filing or stamp taxes

Subject to the Legal Reservations, under the laws of its Relevant Jurisdictions it is not necessary that this Agreement be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to this Agreement or the transactions contemplated herein (save for any stamp, registration, notarial or similar Tax which is referred to in any legal opinion of legal counsel in the Macau SAR delivered to the Intercreditor Agent under this Agreement, which will be made or paid promptly after the date of this Agreement).

(h)	Deduction of Tax

It is not required under the laws of its Relevant Jurisdiction or at its address specified in this Agreement or any other Finance Document to make any deduction for or on account of Tax from any payment it may make under this Agreement.

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4.	Continuity and further assurance

4.1	Continuing obligations

Each Intra-Group Lender, each Debtor and the Original Bondco agrees and acknowledges that the provisions of the Intercreditor Agreement and the other Debt Documents shall, save as amended by this Agreement, continue in full force and effect and extend to the liabilities and obligations of each Intra-Group Lender, each Debtor and the Original Bondco under the Amended and Restated Intercreditor Agreement and the other Debt Documents (as amended from time to time), including as varied, amended, supplemented or extended by this Agreement and apply equally to the obligations of each Intra-Group Lender, each Debtor and the Original Bondco under Clause 5 (Costs and expenses) as if set out in full in this Agreement. In particular, nothing in this Agreement shall affect the rights of the Primary Creditors in respect of the occurrence of any Default which is continuing or which arises on or after the date of this Agreement (other than any Default which has occurred or may occur as a result of the entry into of this Agreement or the entry into, and performance of, the transactions contemplated by any of the foregoing).

4.2	Further assurance

Each Intra-Group Lender, each Debtor and the Original Bondco shall, upon the written request of the Intercreditor Agent and at its own expense, do all such acts and things reasonably necessary to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.	Costs and expenses

(a)

Notwithstanding clause 26 (Costs and expenses) of the Intercreditor Agreement, the Parent shall pay (or shall procure that another member of the Group will pay) to the Primary Creditors within five (5) Business Days of demand the amount of all costs and expenses (including legal fees) (together with any applicable Indirect Tax) including without limitation the fees and expenses of a Primary Creditor’s legal advisers reasonably incurred in connection with the negotiation, preparation, printing, execution and performance of this Agreement (and the documents listed in Schedule 2 (Conditions Precedent)) and the transactions contemplated in this Agreement.

(b)

The Parent shall pay and, within five (5) Business Days of demand, indemnify the Primary Creditors against any cost, loss or liability the Primary Creditors incur in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement and the documents listed in Schedule 2 (Conditions Precedent).

6.	Enforcement

6.1	Jurisdiction of English courts

(a)

The courts of England have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)

This Clause 6.1 is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

6.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law:

(i)	each Debtor, each Intra-Group Lender and the Original Bondco:

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(A)	irrevocably appoints Law Debenture Corporate Service Limited as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(B)	agrees that failure by a process agent to notify the relevant Debtor, Intra-Group Lender or Original Bondco of the process will not invalidate the proceedings concerned.

(b)

If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Parent (in the case of an agent for service of process for a Debtor), the Intra-Group Lender or the Original Bondco must immediately (and in any event within three (3) days of such event taking place) appoint another agent on terms acceptable to each Creditor Representative and each Hedge Counterparty. Failing this, the relevant Creditor Representative or Hedge Counterparty (as the case may be) may appoint another agent for this purpose.

6.3	Waiver of Jury Trial

EACH OF THE PARTIES TO THIS AGREEMENT AGREES TO WAIVE IRREVOCABLY ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN THIS AGREEMENT. This waiver is intended to apply to all Disputes. Each Party acknowledges that (a) this waiver is a material inducement to enter into this Agreement, (b) it has already relied on this waiver in entering into this Agreement and (c) it will continue to rely on this waiver in future dealings. Each Party represents that it has reviewed this waiver with its legal advisers and that it knowingly and voluntarily waives its jury trial fights after consultation with its legal advisers. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

7.	Miscellaneous

7.1	Incorporation of terms

The provisions of clauses 1.5 (Third party rights), 29 (Notices), 30 (Preservation) and 34 (Contractual recognition of bail-in) of the Intercreditor Agreement and, at and from the Effective Date, the corresponding clauses in the Amended and Restated Intercreditor Agreement shall be deemed incorporated into this Agreement as if set out in full herein and as if references in those clauses to “this Agreement” and “a Debt Document” are references to this Agreement and cross references to specified clauses thereof are references to the equivalent clauses set out or incorporated herein.

8.	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

9.	Governing law

This Agreement and any non- contractual obligations arising out of or in connection with it are governed by and construed in accordance with English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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Schedule 1

Amended and Restated Intercreditor Agreement

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Execution Version

Dated 1 December 2016
(November 30, 2016 New York time)
as amended and restated pursuant to
an amendment and restatement deed dated 7 February 2022

Intercreditor Agreement

between

(among others)

Bank of China Limited, Macau Branch

2016 Credit Facility Agent

Bank of China Limited, Macau Branch

2016 Credit Facility Lender

Industrial and Commercial Bank of China (Macau) Limited

Common Security Agent

DB Trustees (Hong Kong) Limited

Intercreditor Agent

Studio City Investments Limited

as Parent

and

Studio City Company Limited

as the Company

White & Case

9th Floor Central Tower

28 Queen’s Road Central

Hong Kong

(i)

(ii)

This Agreement is originally dated 1 December 2016 (November 30, 2016, New York time), was amended and restated pursuant to an amendment and restatement deed dated 7th February 2022 and is made

Between:

(1)	Bank of China Limited, Macau Branch as agent under the 2016 Credit Facility Agreement (the “2016 Credit Facility Agent”);

(2)	Bank of China Limited, Macau Branch as a 2016 Credit Facility Lender;

(3)

Studio City Investments Limited, a BVI business company incorporated under the laws of the British Virgin Islands (registered number 1673083), whose registered office is at Ocorian Corporate Services (BVI) Limited, Jayla Place, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (the “Parent”);

(4)

Studio City Company Limited a BVI business company incorporated under the laws of the British Virgin Islands (registered number 1673603), whose registered office is at Ocorian Corporate Services (BVI) Limited, Jayla Place, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (the “Borrower”);

(5)	The Companies named on the conformed signing pages as Intra-Group Lenders;

(6)	The Subsidiaries of the Parent named on the conformed signing pages as Debtors (together with the Parent and the Company, the “Original Debtors”);

(7)	Studio City (HK) Two Limited (新濠影匯(香港)第二有限公司 ) as a Debtor;

(8)

Studio City Finance Limited, a BVI business company incorporated under the laws of the British Virgin Islands (registered number 1673307), whose registered office is at Ocorian Corporate Services (BVI) Limited, Jayla Place, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (the “Original Bondco”);

(9)

The Companies named on the conformed signing pages as the parties to the Existing Subordination Deed (the “Existing Subordination Parties”) for the purposes of Clause 7 (Existing Subordination Deed) only and not in respect of any other provision of this Agreement;

(10)	DB Trustees (Hong Kong) Limited as coordinating intercreditor agent for the Secured Parties (the “Intercreditor Agent”);

(11)	Industrial and Commercial Bank of China (Macau) Limited as security trustee for the Secured Parties (the “Common Security Agent”); and

(12)	Industrial and Commercial Bank of China (Macau) Limited in its capacity as agent for the Common Security Agent under the Power of Attorney (the “POA Agent”).

It is agreed as follows:

Section 1

Interpretation

1.	Definitions and interpretation

1.1	Definitions

In this Agreement:

“1992 ISDA Master Agreement” means the Master Agreement (Multicurrency – Cross Border) as published by the International Swaps and Derivatives Association, Inc.

“2002 ISDA Master Agreement” means the 2002 Master Agreement as published by the International Swaps and Derivatives Association, Inc.

“2016 Amendment and Restatement Agreement” means the amendment and restatement agreement in relation to the 2016 Credit Facility Agreement made between the Parent, the Company, the 2016 Credit Facility Agent, the 2016 Credit Facility Lender and others dated 23 November 2016.

“2016 Credit Facility” means each “Facility” under and as defined in the 2016 Credit Facility Agreement.

“2016 Credit Facility Acceleration Event” means an “Acceleration Event” under and as defined in the 2016 Credit Facility Agreement (other than the right to declare any amount payable on demand) or any acceleration provisions being automatically invoked under the 2016 Credit Facility Agreement.

“2016 Credit Facility Agreement” means the facilities agreement originally dated 28 January 2013 between (among others) the Borrower as borrower and Industrial and Commercial Bank of China (Macau) Limited as security agent (as amended and amended and restated from time to time), as amended and restated on 1 December 2016 pursuant to the 2016 Amendment and Restatement Agreement and on 15 March 2021 pursuant to an amendment and restatement agreement dated 15 March 2021.

“2016 Credit Facility Ancillary Facility” means any ancillary facility made available from time to time in accordance with the 2016 Credit Facility Agreement.

“2016 Credit Facility Ancillary Lender” means each 2016 Credit Facility Lender (or Affiliate of a 2016 Credit Facility Lender) which makes available a 2016 Credit Facility Ancillary Facility.

“2016 Credit Facility Borrower” means each “Borrower” under and as defined in the 2016 Credit Facility Agreement.

“2016 Credit Facility Cash Cover” means “cash cover” under and as defined in the 2016 Credit Facility Agreement.

“2016 Credit Facility Commitment” means “Commitment” under and as defined in the 2016 Credit Facility Agreement.

“2016 Credit Facility Creditors” means the 2016 Credit Facility Agent, each 2016 Credit Facility Arranger and each 2016 Credit Facility Lender.

“2016 Credit Facility Documents” means the “Finance Documents” under and as defined in the 2016 Credit Facility Agreement.

“2016 Credit Facility Guarantor” means each “Guarantor” under, and as defined, in the 2016 Credit Facility Agreement and each other person who guarantees all or any of the 2016 Credit Facility Liabilities from time to time.

“2016 Credit Facility Issuing Bank ” means any “Issuing Bank” under and as defined in the 2016 Credit Facility Agreement from time to time.

“2016 Credit Facility Lender Discharge Date” means the first date on which all 2016 Credit Facility Liabilities (other than in respect of the principal amount of the Rolled Loan) have been fully and finally discharged to the satisfaction of the relevant Creditor Representative(s), whether or not as the result of an enforcement, and the 2016 Credit Facility Lenders are under no further obligation to provide financial accommodation to any of the Debtors under the 2016 Credit Facility Documents.

“2016 Credit Facility Lenders” means each Lender (as defined in the 2016 Credit Facility Agreement), 2016 Credit Facility Issuing Bank and 2016 Credit Facility Ancillary Lender.

“2016 Credit Facility Liabilities” means the Liabilities owed by any Debtor to the 2016 Credit Facility Creditors under or in connection with the 2016 Credit Facility Documents.

“2022 ICA Amendment and Restatement Agreement ” means the amendment and restatement agreement in relation to this Agreement dated 7 February 2022 between, among others, the Parent, the Borrower, the Original Bondco, the Intercreditor Agent, the Common Security Agent and the POA Agent.

“2022 ICA Amendment and Restatement Effective Date” means the “Effective Date” as defined in the 2022 ICA Amendment and Restatement Agreement.

“Acceleration Event” means a Credit Facility Acceleration Event or a Pari Passu Debt Acceleration Event.

“Additional Credit Facility” means any credit facility (other than any 2016 Credit Facility) made available to the Borrower or (to the extent not prohibited under the terms and conditions of the Credit Facility Documents and Pari Passu Debt Documents) to any other member of the Restricted Group, in each case where:

(a)	the agent of the lenders in respect of the credit facility has become a Party as a Creditor Representative;

(b)	each arranger of the credit facility has become a Party as a Credit Facility Arranger; and

(c)	each lender in respect of the credit facility has become a Party as an Additional Credit Facility Lender,

in respect of that credit facility pursuant to Clause 25.11 (Accession of Credit Facility Creditors under New Credit Facilities).

“Additional Credit Facility Acceleration Event” means an “Acceleration Event” under and as defined in an Additional Credit Facility Agreement (other than the right to declare any amount payable on demand) or any acceleration provisions being automatically invoked under such Additional Credit Facility Agreement.

“Additional Credit Facility Agreement” means a credit facility agreement setting out the terms of any Additional Credit Facility and which creates or evidences any Additional Credit Facility Liabilities.

“Additional Credit Facility Ancillary Facility” means any ancillary facility made available from time to time in accordance with an Additional Credit Facility Agreement.

“Additional Credit Facility Ancillary Lender” means each Additional Credit Facility Lender (or Affiliate of an Additional Credit Facility Lender) which makes available an Additional Credit Facility Ancillary Facility.

“Additional Credit Facility Borrower” means each “Borrower” under and as defined in an Additional Credit Facility Agreement.

“Additional Credit Facility Cash Cover” means “cash cover” under and as defined in an Additional Credit Facility Agreement.

“Additional Credit Facility Commitment” means “Commitment” under and as defined in an Additional Credit Facility Agreement.

“Additional Credit Facility Creditors” means each Additional Credit Facility Agent, each Additional Credit Facility Arranger and each Additional Credit Facility Lender.

“Additional Credit Facility Documents” means the “Finance Documents” under and as defined in any Additional Credit Facility Agreement.

“Additional Credit Facility Guarantor” means each “Guarantor” under, and as defined, in an Additional Credit Facility Agreement and each other person who guarantees all or any of the Additional Credit Facility Liabilities from time to time.

“Additional Credit Facility Issuing Bank” means any “Issuing Bank” under and as defined in an Additional Credit Facility Agreement from time to time.

“Additional Credit Facility Lender Discharge Date” means the first date on which all Additional Credit Facility Liabilities have been fully and finally discharged to the satisfaction of the relevant Creditor Representative(s), whether or not as the result of an enforcement, and the Additional Credit Facility Lenders are under no further obligation to provide financial accommodation to any of the Debtors under the Additional Credit Facility Documents.

“Additional Credit Facility Lenders” means each Lender (as defined in an Additional Credit Facility Agreement), Additional Credit Facility Issuing Bank and Additional Credit Facility Ancillary Lender.

“Additional Credit Facility Liabilities” means the Liabilities owed by any Debtor to the Additional Credit Facility Creditors under or in connection with the Additional Credit Facility Documents.

“Additional High Yield Note Refinancing” means a refinancing of any amount outstanding under or in connection with any Additional High Yield Notes (or any refinancing of any such refinancing), in each case from the proceeds of an issue by a Bondco of high yield notes or other financial indebtedness (each, “Additional High Yield Note Refinancing Indebtedness”).

“Additional High Yield Notes” means (i) any additional High Yield Notes issued in accordance with the terms of the High Yield Note Indenture, as part of the same series as the High Yield Notes issued on 26 November 2012 and (ii) other than in connection with a High Yield Note Refinancing or an Additional High Yield Note Refinancing, any other additional senior unsecured notes issued by any Bondco and which ranks pari passu with or junior to the High Yield Notes.

“Affiliate” means, in relation to any person (i) for the purposes of the definition of “Sponsor Affiliate”, any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such person and (ii) in any other case, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company. For purposes of this definition, “control” means, in relation to a person, the power, directly or indirectly, to (a) vote 20 per cent. or more of the shares or other securities having ordinary voting power for the election of the board of directors (or persons performing similar functions) of such person or (b) direct or cause the direction of the management and policies of such person, whether by contract or otherwise.

“Agreed Security Principles” means the principles set out in Schedule 6 (Agreed Security Principles).

“Allocated Super Senior Hedging Amount ” means, with respect to a Super Senior Hedge Counterparty, the portion of the Super Senior Hedging Amount allocated to that Super Senior Hedge Counterparty less any portion released by that Super Senior Hedge Counterparty, in each case under Clause 5.14 (Allocation of Super Senior Hedging Liabilities).

“Amended Land Concession” has the meaning given to that term in the 2016 Credit Facility Agreement.

“Ancillary Document” means each document relating to or evidencing the terms of an Ancillary Facility.

“Ancillary Facility” means any ancillary facility made available from time to time in accordance with a Credit Facility Agreement.

“Ancillary Lender” means each Credit Facility Lender (or Affiliate of a Credit Facility Lender) which makes available an Ancillary Facility.

“Arranger” means each Credit Facility Arranger and each Pari Passu Arranger, in each case, which is a Party becomes a Party as an Arranger pursuant to Clause 25.11 (Accession of Credit Facility Creditors under New Credit Facilities) or Clause 25.12 (Accession of Pari Passu Creditors under New Pari Passu Debt Notes or Pari Passu Facilities), as the case may be.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

“Automatic Early Termination” means the termination or close-out of any hedging transaction prior to the maturity of that hedging transaction which is brought about automatically by the terms of the relevant Hedging Agreement and without any party to the relevant Hedging Agreement taking any action to terminate that hedging transaction.

“Available Commitment”:

(a)	in relation to a Credit Facility Lender, has the meaning given to the term “Available Commitment” in the relevant Credit Facility Agreement;

(b)	in relation to a Pari Passu Lender, has the meaning given to the term “Available Commitment” in the relevant Pari Passu Facility Agreement.

“Bondco” means (i) the Original Bondco or (ii) any other entity which is not a member of the Group and which issues Additional High Yield Notes or otherwise incurs financial indebtedness in respect of any Additional High Yield Note Refinancing or any High Yield Note Refinancing (in each case, the proceeds of which are on-lent to the Parent pursuant to a Bondco Loan).

“Bondco Liabilities” means all present and future liabilities and obligations at any time of the Parent to any Bondco under or in connection with any Bondco Loan Agreement.

“Bondco Loan” means each loan from a Bondco to the Parent pursuant to a Bondco Loan Agreement (but excluding any Subordinated Liabilities).

“Bondco Loan Agreement ” means (i) the loan agreement or note dated or issued (as the case may be) on 26 November 2012 and made between the Original Bondco and the Parent, whereby the proceeds of the issuance of the High Yield Notes issued on or about that date were on-lent pursuant to a Bondco Loan to the Parent and (ii) any other loan agreement, instrument or arrangement (documented or undocumented) made in connection with any Additional High Yield Notes, any Additional High Yield Note Refinancing or any High Yield Note Refinancing between a Bondco and the Parent and pursuant to which the proceeds of such issuance are on-lent by such Bondco to the Parent, in each case as amended from time to time.

“Borrowing Liabilities” means, in relation to a member of the Group, the liabilities and obligations (not being Guarantee Liabilities) it may have as a principal debtor to a Creditor (other than to an Arranger or a Creditor Representative) or a Debtor in respect of Liabilities arising under the Debt Documents (whether incurred solely or jointly and including, without limitation, liabilities and obligations as a borrower under the Credit Facility Documents and liabilities and obligations as a borrower or issuer under the Pari Passu Debt Documents).

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in the Macau SAR, the Hong Kong SAR, London and New York.

“Capped Hedge Purchase Amount” has the meaning given to that term in Clause 6.2 (Hedge Transfer: Pari Passu Debt Creditors).

“Capped Purchase Amount” has the meaning given to that term in Clause 6.1 (Option to purchase: Pari Passu Debt Creditors).

“Charged Property” means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.

“Close-Out Netting” means:

(a)

in respect of a Hedging Agreement or a Hedging Ancillary Document based on a 1992 ISDA Master Agreement, any step involved in determining the amount payable in respect of an Early Termination Date (as defined in the 1992 ISDA Master Agreement) under section 6(e) (Payments on Early Termination) of the 1992 ISDA Master Agreement before the application of any subsequent Set-off (as defined in the 1992 ISDA Master Agreement);

(b)

in respect of a Hedging Agreement or a Hedging Ancillary Document based on a 2002 ISDA Master Agreement, any step involved in determining an Early Termination Amount (as defined in the 2002 ISDA Master Agreement) under section 6(e) (Payments on Early Termination) of the 2002 ISDA Master Agreement; and

(c)

in respect of a Hedging Agreement or a Hedging Ancillary Document not based on an ISDA Master Agreement, any step involved on a termination of the hedging transactions under that Hedging Agreement pursuant to any provision of that Hedging Agreement which has a similar effect to either provision referenced in paragraph (a) and paragraph (b) above.

“Commitment” means a Credit Facility Commitment or a Pari Passu Facility Commitment.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute.

“Common Assurance” means any guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, the benefit of which (however conferred) is, to the extent legally possible and subject to any Agreed Security Principles, given to all the Secured Parties in respect of their Liabilities.

“Common Currency” means Dollars.

“Common Currency Amount” means, in relation to an amount, that amount converted (to the extent not already denominated in the Common Currency) into the Common Currency at the Common Security Agent’s Spot Rate of Exchange on the Business Day prior to the relevant calculation.

“Common Security Agent’s Spot Rate of Exchange” means, in respect of the conversion of one currency (the “First Currency”) into another currency (the “Second Currency”) the Common Security Agent’s spot rate of exchange for the purchase of the Second Currency with the First Currency in the Hong Kong or Macau foreign exchange market at or about 11:00 a.m. (Hong Kong time) on a particular day, which shall be notified by the Common Security Agent in accordance with paragraph (e) of Clause 21.4 (Duties of the Common Security Agent).

“Common Security Documents” means the Security Documents, excluding any Transaction Security Document relating to any Credit-Specific Transaction Security.

“Common Transaction Security” means any Transaction Security which to the extent legally possible and subject to any Agreed Security Principles:

(a)	is created in favour of the Common Security Agent as trustee for the other Secured Parties in respect of their Liabilities; or

(b)	in the case of any jurisdiction in which effective Security cannot be granted in favour of the Common Security Agent as trustee for the Secured Parties is created in favour of:

(i)	all the Secured Parties in respect of their Liabilities; or

(ii)	the Common Security Agent under a parallel debt structure for the benefit of all the Secured Parties,

and which (subject to the terms of this Agreement) ranks in the order of priority contemplated in Clause 2.2 (Transaction Security), in each case excluding (for the avoidance of doubt) the Credit-Specific Transaction Security.

“Common Transaction Security Initial Enforcement Notice” has the meaning given to such term in paragraph (a) of Clause 15.2 (Instructions to enforce).

“Competitive Sales Process” means:

(a)	any auction or other competitive sales process; and

(b)	any enforcement of the Transaction Security carried out by way of auction or other competitive sales process pursuant to requirements of applicable law.

“Consent” means any consent, approval, release or waiver or agreement to any amendment.

“Continuing Documents” means (i) the Continuing Macau Documents, the Continuing English Share Charges, the Continuing English Powers of Attorneys, the Continuing English Debentures and the Continuing Hong Kong Accounts Charges and (ii) the Services and Right to Use Direct Agreement.

“Continuing English Debentures” means (i) the Continuing English Debenture (General) and (ii) the Continuing English Debenture (SCH5).

“Continuing English Debenture (General)” means the English-law Transaction Security Document in the form of a debenture that was entered into prior to the date of this Agreement (other than the Continuing English Debenture (SCH5)).

“Continuing English Debenture (SCH5)” means the English-law Transaction Security Document in the form of a debenture that was entered into by SCH5 prior to the date of this Agreement.

“Continuing English Powers of Attorney ” means each English-law security power of attorney that was entered into prior to the date of this Agreement.

“Continuing English Share Charge” means each English-law Transaction Security Document in the form of a share charge that was entered into prior to the date of this Agreement.

“Continuing Hong Kong Accounts Charge” means each Hong Kong-law Transaction Security Document in the form of an account charge that was entered into prior to the date of the 2016 Amendment and Restatement Agreement.

“Continuing Macau Accounts Pledge” means each Macau-law Transaction Security Document in the form of an account pledge that was entered into prior to the date of this Agreement (other than any Continuing Macau Onshore Accounts Pledges) (together with each related confirmation or amendment entered into on or about the date of this Agreement and each further related confirmation or amendment entered into from time to time and designated as such by the Common Security Agent and Company or the relevant Debtor).

“Continuing Macau Assignments” means each Macau-law Transaction Security Document in the form of an assignment that was entered into prior to the date of this Agreement (together with each related confirmation or amendment entered into on or about the date of this Agreement and each further related confirmation or amendment entered into from time to time and designated as such by the Common Security Agent and Company or the relevant Debtor).

“Continuing Macau Documents” means (i) the Continuing Macau Floating Charges, (ii) the Continuing Macau Accounts Pledges, (iii) the Continuing Macau Share Pledges, (iv) the Continuing Macau Mortgage, (v) the Continuing Macau Onshore Accounts Pledges, (vi) the Continuing Macau Assignments, (vii) the Continuing Macau Powers of Attorney, (viii) the Continuing Macau Livrança and (ix) the Continuing Macau Livrança Covering Letter.

“Continuing Macau Floating Charges” means each Macau-law Transaction Security Document in the form of a floating charge that was entered into prior to the date of this Agreement (together with each related confirmation or amendment entered into on or about the date of this Agreement and each further related confirmation or amendment entered into from time to time and designated as such by the Common Security Agent and Company or the relevant Debtor).

“Continuing Macau Livrança” means the Macau-law Transaction Security Document in the form of a promissory note (“Livrança”) that was entered into prior to the date of this Agreement (together with each related confirmation or amendment entered into on or about the date of this Agreement and each further related confirmation or amendment entered into from time to time and designated as such by the Common Security Agent and Company or the relevant Debtor).

“Continuing Macau Livrança Covering Letter” means the Macau-law Transaction Security Document in the form of a covering letter to the Livrança that was entered into prior to the date of this Agreement (together with each related confirmation or amendment entered into on or about the date of this Agreement and each further related confirmation or amendment entered into from time to time and designated as such by the Common Security Agent and Company or the relevant Debtor).

“Continuing Macau Mortgage” means the Macau-law Transaction Security Document in the form of a Mortgage that was entered into prior to the date of this Agreement (together with each related confirmation or amendment entered into on or about the date of this Agreement and each further related confirmation or amendment entered into from time to time and designated as such by the Common Security Agent and Company or the relevant Debtor).

“Continuing Macau Onshore Accounts Pledges” means each Macau-law Transaction Security Document in the form of an account pledge in respect of onshore accounts that was entered into prior to the date of this Agreement (together with each related confirmation or amendment entered into on or about the date of this Agreement and each further related confirmation or amendment entered into from time to time and designated as such by the Common Security Agent and Company or the relevant Debtor).

“Continuing Macau Powers of Attorney” means each Macau-law Transaction Security Document in the form of a power of attorney that was entered into prior to the date of this Agreement (together with each related confirmation or amendment entered into on or about the date of this Agreement and each further related confirmation or amendment entered into from time to time and designated as such by the Common Security Agent and Company or the relevant Debtor).

“Continuing Macau Share Pledges ” means each Macau-law Transaction Security Document in the form of a share pledge that was entered into prior to the date of this Agreement (together with each related confirmation or amendment entered into on or about the date of this Agreement and each further related confirmation or amendment entered into from time to time and designated as such by the Common Security Agent and Company or the relevant Debtor).

“Credit Facility” means, subject to Clause 25.11 (Accession of Credit Facility Creditors under New Credit Facilities), any “Facility” under and as defined in a Credit Facility Agreement.

“Credit Facility Acceleration Event” means:

(a)	a 2016 Credit Facility Acceleration Event; or

(b)	an Additional Credit Facility Acceleration Event.

“Credit Facility Agent” means each of:

(a)	the 2016 Credit Facility Agent; and

(b)	an Additional Credit Facility Agent (if any).

“Credit Facility Agreement” means each of:

(a)	the 2016 Credit Facility Agreement; and

(b)	an Additional Credit Facility Agreement (if any).

“Credit Facility Arranger” means any arranger of any Credit Facility who becomes a Party in such capacity pursuant to Clause 25.11 (Accession of Credit Facility Creditors under New Credit Facilities).

“Credit Facility Borrower” means a “Borrower” under and as defined in the relevant Credit Facility Agreement.

“Credit Facility Cash Cover” means:

(a)	any 2016 Credit Facility Cash Cover; and

(b)	any Additional Credit Facility Cash Cover.

“Credit Facility Cash Cover Document” means, in relation to any Credit Facility Cash Cover, any Credit Facility Document that creates or evidences, or is expressed to create or evidence, the Security required to be provided over that Credit Facility Cash Cover by the relevant Credit Facility Agreement.

“Credit Facility Commitment” means:

(a)	any 2016 Credit Facility Commitment; and

(b)	any Additional Credit Facility Commitment.

“Credit Facility Creditors” means:

(a)	the 2016 Credit Facility Creditors; and

(b)	the Additional Credit Facility Creditors (if any).

“Credit Facility Documents” means:

(a)	the 2016 Credit Facility Documents; and

(b)	the Additional Credit Facility Documents (if any).

“Credit Facility Lender Cash Collateral” means any cash collateral provided by a Credit Facility Lender to an Issuing Bank pursuant to any term of the relevant Credit Facility Agreement from time to time.

“Credit Facility Lender Discharge Date” means the later to occur of:

(a)	the 2016 Credit Facility Lender Discharge Date; and

(b)	if any Additional Credit Facility Commitments have been established or Additional Credit Facility Liabilities have been incurred, the corresponding Additional Credit Facility Lender Discharge Date.

“Credit Facility Lender Liabilities Transfer” means a transfer of the Credit Facility Liabilities described in Clause 6.1 (Option to purchase: Pari Passu Debt Creditors).

“Credit Facility Lenders” means:

(a)	each 2016 Credit Facility Lender; and

(b)	each Additional Credit Facility Lender (if any).

“Credit Facility Liabilities” means the Liabilities owed by any Debtor to any Credit Facility Creditor under or in connection with any Credit Facility Document.

“Credit Related Close-Out” means any Permitted Hedge Close-Out which is not a Non-Credit Related Close-Out.

“Credit-Specific Transaction Security” means:

(a)	the Transaction Security over any Pari Passu Notes Interest Accrual Account;

(b)	the Transaction Security over any Pari Passu Facility Debt Service Reserve Account; and

(c)	the Transaction Security over the Rolled Loan Cash Collateral Account.

“Creditor/Creditor Representative Accession Undertaking” means:

(a)	an undertaking substantially in the form set out in Schedule 2 (Form of Creditor/Creditor Representative Accession Undertaking); or

(b)

a Transfer Certificate or an Assignment Agreement (each as defined in the relevant Credit Facility Agreement or Pari Passu Facility Agreement), provided that it contains an accession to this Agreement which is substantially in the form set out in Schedule 2 (Form of Creditor/Creditor Representative Accession Undertaking); or

(c)

an Increase Confirmation (as defined in the relevant Credit Facility Agreement or Pari Passu Facility Agreement), provided that it contains an accession to this Agreement which is substantially in the form set out in Schedule 2 (Form of Creditor/Creditor Representative Accession Undertaking),

as the context may require, or

(d)	in the case of an acceding Debtor which is expressed to accede as an Intra Group Lender in the relevant Debtor Accession Deed, that Debtor Accession Deed.

“Creditor Representative” means:

(a)	in relation to the 2016 Credit Facility Lenders, the 2016 Credit Facility Agent;

(b)

in relation to any Additional Credit Facility Lenders, the Additional Credit Facility Agent which has acceded to this Agreement as the Creditor Representative of those Additional Credit Facility Lenders; and

(c)

in relation to any other Pari Passu Noteholders or Pari Passu Lenders, the person which has acceded to this Agreement as the Creditor Representative of those Pari Passu Noteholders or Pari Passu Lenders pursuant to Clause 25.12 (Accession of Pari Passu Debt Creditors under New Pari Passu Notes or Pari Passu Facilities).

“Creditor Representative Amounts” means fees, costs and expenses of a Creditor Representative payable to a Creditor Representative for its own account pursuant to the relevant Debt Documents or any engagement letter between a Creditor Representative and a Debtor (including any amount payable to a Creditor Representative by way of indemnity, remuneration or reimbursement for expenses incurred), and the costs incurred by a Creditor Representative in connection with any actual or attempted Enforcement Action which is permitted by this Agreement which are recoverable pursuant to the terms of the Debt Documents.

“Creditors” means the Primary Creditors, the Intra-Group Lenders, the Subordinated Creditors and each Bondco.

“Debt Disposal” means any disposal of any Liabilities or Debtors’ Intra-Group Receivables pursuant to paragraphs (d) or (e) of Clause 17.1 (Facilitation of Distressed Disposals).

“Debt Document” means each of this Agreement, the Hedging Agreements, the Credit Facility Documents, the Pari Passu Debt Documents, the Security Documents, any agreement evidencing the terms of the Intra- Group Liabilities or the Subordinated Liabilities and any other document designated as such by the Intercreditor Agent and the Parent.

“Debtor” means each Original Debtor and any person which becomes a Party as a Debtor in accordance with the terms of Clause 25 (Changes to the Parties).

“Debtor Accession Deed” means:

(a)	a deed substantially in the form set out in Schedule 1 (Form of Debtor Accession Deed); or

(b)

(only in the case of a member of the Group which is acceding as a borrower, issuer or guarantor under the relevant Credit Facility Agreement or Pari Passu Debt Document) an accession document in the form required by the relevant Credit Facility Agreement or Pari Passu Debt Document (provided that it contains an accession to this Agreement which is substantially in the form set out in Schedule 1 (Form of Debtor Accession Deed)).

“Debtor Resignation Request” means a notice substantially in the form set out in Schedule 3 (Form of Debtor Resignation Request).

“Debtors’ Intra-Group Receivables” means, in relation to a member of the Group, any liabilities and obligations owed to any Debtor (whether actual or contingent and whether incurred solely or jointly) by that member of the Group.

“Default” means an Event of Default or any event or circumstance which would (with the expiry of a grace period, the giving of notice, the making of any determination in accordance with the Debt Documents or any combination of any of the foregoing) be an Event of Default.

“Defaulting Lender” means:

(a)	a Credit Facility Lender which is a “Defaulting Lender” under, and as defined in, the relevant Credit Facility Agreement; and

(b)	at any time, a Pari Passu Lender which is a “defaulting lender” under and as defined in the relevant Pari Passu Facility Agreement.

“Delegate” means any delegate, agent, attorney or co-trustee appointed by the Common Security Agent.

“Distress Event” means any of:

(a)	an Acceleration Event; or

(b)	the enforcement of any Transaction Security.

“Distressed Disposal” means a disposal of any Charged Property which is:

(a)	being effected at the request of the Instructing Group in circumstances where the Transaction Security has become enforceable;

(b)	being effected by enforcement of the Transaction Security; or

(c)	being effected, after the occurrence of a Distress Event, by a Debtor or a Security Provider to a person or persons which is, or are, not a member, or members, of the Group.

“Dollar”, “USD” and “US$” denote the lawful currency of the United States of America.

“Enforcement” means the enforcement or disposal of any Transaction Security, the requesting of a Distressed Disposal and/or the release or disposal of claims and/or Transaction Security on a Distressed Disposal under Clause 17 (Distressed Disposals), the giving of instructions as to actions with respect to the Transaction Security and/or the Charged Property following an Insolvency Event under Clause 12.7 (Instructions) and the taking of any other actions consequential on (or necessary to effect) any of those actions (but excluding the delivery of a Common Transaction Security Initial Enforcement Notice).

“Enforcement Action” means:

(a)	in relation to any Liabilities:

(i)

the acceleration of any Liabilities or the making of any declaration that any Liabilities are prematurely due and payable (other than as a result of it becoming unlawful for a Primary Creditor to perform its obligations under, or of any voluntary or mandatory prepayment arising under, the Debt Documents);

(ii)	the making of any declaration that any Liabilities are payable on demand;

(iii)

the making of a demand in relation to a Liability that is payable on demand (other than a demand made by an Intra-Group Lender in relation to any Intra-Group Liabilities which are on-demand Liabilities to the extent (A) that the demand is made in the ordinary course of dealings between the relevant Debtor and Intra-Group Lender and (B) that any resulting Payment would be a Permitted Intra-Group Payment);

(iv)	the making of any demand against any member of the Group in relation to any Guarantee Liabilities of that member of the Group;

(v)

the exercise of any right to require any member of the Group to acquire any Liability (including exercising any put or call option against any member of the Group for the redemption or purchase of any Liability other than in connection with an asset sale offer or a change of control offer (each however defined) as set out in any Credit Facility Agreement or any Pari Passu Debt Document) and excluding any such right which arises as a result of any provision set out in any Pari Passu Facility Agreement in respect of a Pari Passu Facility regulating the making of voluntary debt purchase transactions in relation to that Pari Passu Facility by a member of the Group or any open market purchases of, or any voluntary tender offer or exchange offer for, Pari Passu Notes at a time at which no Default is continuing;

(vi)	the exercise of any right of set-off, account combination or payment netting against any member of the Group in respect of any Liabilities other than the exercise of any such right:

(A)	as Close-Out Netting by a Hedge Counterparty or by a Hedging Ancillary Lender;

(B)	as Payment Netting by a Hedge Counterparty or by a Hedging Ancillary Lender;

(C)	as Inter-Hedging Agreement Netting by a Hedge Counterparty;

(D)	as Inter-Hedging Ancillary Document Netting by a Hedging Ancillary Lender; or

(E)	which is otherwise expressly permitted under the Credit Facility Documents and the Pari Passu Debt Documents to the extent that the exercise of that right gives effect to a Permitted Payment; and

(vii)	the suing for, commencing or joining of any legal or arbitration proceedings against any member of the Group to recover any Liabilities;

(b)	the premature termination or close-out of any hedging transaction under any Hedging Agreement (other than pursuant to a Permitted Automatic Early Termination);

(c)

the taking of any steps to enforce or require the enforcement of any Transaction Security (including the crystallisation of any floating charge forming part of the Transaction Security) as a result of an Acceleration Event which was continuing at the time the request for enforcement was made;

(d)

the entering into of any composition, compromise, assignment or arrangement with any member of the Group which owes any Liabilities, or has given any Security, guarantee or indemnity or other assurance against loss in respect of the Liabilities (other than any action permitted under Clause 25 (Changes to the Parties), any such right which arises as a result of any provision set out in any Pari Passu Facility Agreement in respect of a Pari Passu Facility regulating the making of voluntary debt purchase transactions in relation to that Pari Passu Facility by a member of the Group or any open market purchases of, or voluntary tender offer or exchange offer for, Pari Passu Notes at a time at which no Default is continuing); or

(e)

the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, administrator or similar officer) in relation to, the winding up, dissolution, administration or reorganisation of any member of the Group which owes any Liabilities, or has given any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, or any of such member of the Group’s assets or any suspension of payments or moratorium of any indebtedness of any such member of the Group, or any analogous procedure or step in any jurisdiction, except that each of the following shall not constitute Enforcement Action:

(i)

the taking of any action falling within paragraphs (a)(ii), (iii), (iv) and (vii) or (e) above which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of Liabilities, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods;

(ii)	a Primary Creditor bringing legal proceedings against any person solely for the purpose of:

(A)	obtaining injunctive relief (or any analogous remedy outside England and Wales) to restrain any actual or putative breach of any Debt Document to which it is party;

(B)	obtaining specific performance (other than specific performance of an obligation to make a payment) with no claim for damages; or

(C)	requesting judicial interpretation of any provision of any Debt Document to which it is party with no claim for damages;

(iii)	bringing legal proceedings against any person in connection with any fraud, securities violation or securities or listing regulations;

(iv)

allegations of material misstatements or omissions made in connection with the offering materials relating to any Pari Passu Notes or in reports furnished to the Pari Passu Noteholders or any exchange on which the Pari Passu Notes are listed by a member of the Group pursuant to the information and reporting requirements under the Pari Passu Debt Documents;

(v)

to the extent entitled by law, the taking of action against any creditor (or any agent, trustee or receiver acting on behalf of such creditor) to challenge the basis on which any sale or disposal is to take place pursuant to powers granted to such persons under any security documentation; and

(vi)

unless an Acceleration Event is continuing, the making by a Subordinated Creditor, a Bondco or an Intra-Group Lender of a demand in relation to the Subordinated Liabilities, the Bondco Liabilities or the Intra-Group Liabilities to the extent that:

(A)	any resulting Payment would constitute a Permitted Payment; or

(B)

that Subordinated Liability, Bondco Liability or Intra-Group Liability of a member of the Group is being released or discharged in consideration for the issue of shares in that member of the Group, provided that in the event that the shares of such member of the Group are subject to Transaction Security prior to such issue, then the percentage of shares in such Subsidiary subject to Transaction Security is not diluted.

“Enforcement Instructions” means instructions as to Enforcement (including the manner and timing of Enforcement) given by the relevant Instructing Group to the Intercreditor Agent, provided that instructions not to undertake Enforcement or an absence of instructions as to Enforcement shall not constitute “Enforcement Instructions”.

“Enforcement Notice” means a notice of enforcement action delivered by the Intercreditor Agent or the Common Security Agent to any Debtor or any Security Provider after receipt by the Intercreditor Agent of an instruction any Instructing Group stating that an Event of Default has occurred and is continuing and directing the Intercreditor Agent and/or the Common Security Agent to take such enforcement action, and which has not been withdrawn.

“Enforcement Objective” has the meaning given to that term in Schedule 7 (Enforcement Principles).

“Enforcement Principles” means the principles set out in Schedule 7 (Enforcement Principles).

“Enforcement Proceeds ” means any amount paid to or otherwise realised by a Secured Party under or in connection with any Enforcement (or any transaction in lieu thereof) and, following the occurrence of a Distress Event, any other proceeds of, or arising from, any of the Charged Property.

“Equivalent Provision” means:

(a)

with respect to an Additional Credit Facility Agreement or a Pari Passu Facility Agreement, in relation to a provision or term of a Credit Facility Agreement, any equivalent provision or term in that Additional Credit Facility Agreement or Pari Passu Facility Agreement (as applicable) which is similar in meaning and effect; and

(b)

with respect to a Pari Passu Note Indenture, in relation to a provision or term of the Senior Secured 2021 Note Indenture, any equivalent provision or term in the Pari Passu Note Indenture which is similar in meaning and effect.

“Event of Default” means any event or circumstance specified as such in a Credit Facility Agreement, a Pari Passu Note Indenture or a Pari Passu Facility Agreement.

“Exchange Rate Hedge Excess” means the amount by which the Total Exchange Rate Hedging exceeds the Other Currency Term Outstandings.

“Exchange Rate Hedging” means, in relation to a Hedge Counterparty, the aggregate of the notional amounts denominated in a Hedged Currency hedged by the relevant Debtors under each Hedging Agreement which is an exchange rate hedge transaction and to which that Hedge Counterparty is party.

“Exchange Rate Hedging Proportion” means, in relation to a Hedge Counterparty and that Hedge Counterparty’s Exchange Rate Hedging, the proportion (expressed as a percentage) borne by that Hedge Counterparty’s Exchange Rate Hedging to the Total Exchange Rate Hedging.

“Excluded Swap Obligation” means, with respect to any member of the Group which is a guarantor of any of the Secured Obligations, (i) any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such member of the Group of, or the grant by such member of the Group of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such member of the Group’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such member of the Group or the grant of such security interest becomes effective with respect to such Swap Obligation or (ii) any other Swap Obligation designated as an “Excluded Swap Obligation” of such member of the Group as specified in any agreement between such member of the Group and Hedge Counterparties applicable to such Swap Obligations. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Exposure” has the meaning given to that term in Clause 20.1 (Equalisation Definitions).

“Fairness Opinion” has the meaning given to that term in Schedule 7 (Enforcement Principles).

“Fee Letter” means any letter or letters entered into by reference to this Agreement between a member of the Group and any one or more of the Secured Parties setting out any of the fees payable in relation to any of the Secured Obligations and/or this Agreement, including those fees referred to in Clauses 21.29 (Common Security Agent’s fee), 22.2 (POA Agent’s fee) and 23.23 (Intercreditor Agent’s fee).

“Final Discharge Date” means the later to occur of the Super Senior Discharge Date, the Pari Passu Discharge Date and the Rolled Loan Discharge Date.

“Financial Adviser” has the meaning given to that term in Schedule 7 (Enforcement Principles).

“Floating Rate Term Outstandings” means, at any time, the aggregate of the amounts of principal (not including any capitalised or deferred interest) then outstanding under the Pari Passu Debt Documents that does not have a fixed rate of interest and which principal amount outstanding has a maturity of more than 12 months.

“Golden Share” means any share in a company or corporation, the memorandum and/or articles of association in respect of which company or corporation designate as such or give the holder of such share any special pre-emptive rights relative to other shareholders.

“Governmental Authority” means, as to any person, the government of the Macau SAR, any other national, state, provincial or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, in each case having jurisdiction over such person, or any arbitrator with authority to bind such person at law.

“Group” means the Parent and each of its Subsidiaries for the time being.

“Guarantee Liabilities” means, in relation to a member of the Group, the liabilities and obligations under the Debt Documents (present or future, actual or contingent and whether incurred solely or jointly) it may have to a Creditor (other than to an Arranger or a Creditor Representative) or Debtor as or as a result of its being a guarantor or surety (including, without limitation, liabilities and obligations arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of the Credit Facility Documents or the Pari Passu Debt Documents).

“Hedge Counterparty” means any entity which becomes a Party as a Hedge Counterparty pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking).

“Hedge Counterparty Obligations” means the liabilities and obligations owed by any Hedge Counterparty to the Debtors under or in connection with the Hedging Agreements.

“Hedge Transfer” means a transfer to some or all of the Pari Passu Noteholders and the Pari Passu Lenders (or to their nominee or nominees) of (subject to paragraph (c) of Clause 6.2 (Hedge Transfer: Pari Passu Debt Creditors)), each Hedging Agreement together with:

(a)	all the rights in respect of the Hedging Liabilities owed by the Debtors to each Hedge Counterparty; and

(b)	all the Hedge Counterparty Obligations owed by each Hedge Counterparty to the Debtors,

in accordance with Clause 25.7 (Change of Hedge Counterparty).

“Hedged Currency” means the currency in which any Other Currency Term Outstandings are denominated and which is hedged in respect of exchange rate risk under a Hedging Agreement.

“Hedging Agreement” means any master agreement, confirmation, schedule or other agreement entered into or to be entered into by the Company and a Hedge Counterparty for the purpose of hedging interest rate or exchange rate risk relating to a Debt Document that the Parent confirms in writing to the Primary Creditors at the time at which it is entered into is permitted under the terms of the Credit Facility Documents and the Pari Passu Debt Documents (in their form as at the date of execution of the relevant Hedging Agreement) to share in the Transaction Security.

“Hedging Ancillary Document” means an Ancillary Document which relates to or evidences the terms of a Hedging Ancillary Facility.

“Hedging Ancillary Facility” means an Ancillary Facility which is made available by way of a hedging facility.

“Hedging Ancillary Lender” means an Ancillary Lender to the extent that that Ancillary Lender makes available a Hedging Ancillary Facility.

“Hedging Force Majeure” means:

(a)	in relation to a Hedging Agreement which is based on the 1992 ISDA Master Agreement:

(i)	an Illegality or Tax Event or Tax Event Upon Merger (each as defined in the 1992 ISDA Master Agreement); or

(ii)	an event similar in meaning and effect to a “Force Majeure Event” (as referred to in paragraph (b) below);

(b)

in relation to a Hedging Agreement which is based on the 2002 ISDA Master Agreement, an Illegality or Tax Event, Tax Event Upon Merger or a Force Majeure Event (each as defined in the 2002 ISDA Master Agreement); or

(c)	in relation to a Hedging Agreement which is not based on an ISDA Master Agreement, any event similar in meaning and effect to an event described in paragraphs (a) or (b) above.

“Hedging Liabilities” means the Liabilities owed by any Debtor to the Hedge Counterparties under or in connection with the Hedging Agreements.

“Hedging Purchase Amount” means, in respect of a hedging transaction under a Hedging Agreement, the amount that would be payable to (expressed as a positive number) or by (expressed as a negative number) the relevant Hedge Counterparty on the relevant date if:

(a)	in the case of a Hedging Agreement which is based on an ISDA Master Agreement:

(i)	that date was an Early Termination Date (as defined in the relevant ISDA Master Agreement); and

(ii)	the relevant Debtor was the Defaulting Party (under and as defined in the relevant ISDA Master Agreement); or

(b)	in the case of a Hedging Agreement which is not based on an ISDA Master Agreement:

(i)

that date was the date on which an event similar in meaning and effect (under that Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Hedging Agreement; and

(ii)	the relevant Debtor was in a position which is similar in meaning and effect to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement),

in each case as certified by the relevant Hedge Counterparty and as calculated in accordance with the relevant Hedging Agreement.

“High Yield Note Document” means each High Yield Note Indenture, each Bondco Loan Agreement and each other document or instrument which relates to any High Yield Notes or, as the case may be, High Yield Note Refinancing Indebtedness.

“High Yield Note Guarantees” means the guarantees provided by any Debtor:

(a)	to the High Yield Note Trustee in respect of the High Yield Notes issued prior to the original date of the 2016 Credit Facility Agreement; or

(b)	in respect of any Additional High Yield Note, Additional High Yield Note Refinancing Indebtedness or High Yield Note Refinancing Indebtedness.

“High Yield Note Indenture” means the indenture dated 26 November 2012 made between (among others) the Original Bondco and the High Yield Note Trustee or any equivalent High Yield Note Document in respect of any High Yield Note Refinancing Indebtedness issued by way of debt securities (in each case, as amended or supplemented from time to time).

“High Yield Note Refinancing” means a refinancing of any amount outstanding under or in connection with the High Yield Notes issued prior to the date of this Agreement (or any refinancing of any such refinancing), in each case from the proceeds of an issue by a Bondco of high yield notes or other financial indebtedness (each, “High Yield Note Refinancing Indebtedness”).

“High Yield Note Trustee” means DB Trustees (Hong Kong) Limited (or its permitted successor or assign) as trustee for the High Yield Noteholders on the terms set out in the High Yield Note Indenture or its equivalent under any other High Yield Note Document.

“High Yield Noteholders” means the holders of the High Yield Notes or High Yield Note Refinancing Indebtedness from time to time issued by way of debt securities.

“High Yield Notes” means the US$825,000,000 8.500% senior notes due 2020 issued by the Original Bondco and subject to the terms of the High Yield Note Indenture or any financial indebtedness incurred by way of High Yield Note Refinancing.

“Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.

“Hong Kong dollar”, “HKD” and “HK$” denote the lawful currency of the Hong Kong SAR.

“Hong Kong SAR” means the Hong Kong Special Administrative Region of the People’s Republic of China.

“Indirect Tax” means and goods and services tax, consumption tax, value added tax or any other tax of a similar nature.

“Insolvency Event” means, in relation to any member of the Group:

(a)

any resolution is passed or order made for the winding up, dissolution, administration or reorganisation of that member of the Group, a moratorium is declared in relation to any indebtedness of that member of the Group or an administrator is appointed to that member of the Group;

(b)	any composition, compromise, assignment or arrangement is made with any of its creditors;

(c)	the appointment of any liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of that member of the Group or any of its assets; or

(d)	any analogous procedure or step is taken in any jurisdiction,

provided that paragraphs (a) to (d) above shall not apply to:

(i)	any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 60 days of commencement or, if earlier, the date on which it is advertised; or

(ii)

any voluntary action, proceedings, step or procedure which relates to or constitutes any action, proceedings, step or procedure taken in connection with a transaction regulated but not prohibited by section 13 (Merger, consolidation, or sale of assets) of schedule 10 (Covenants) pursuant to clause 23.1 (Notes covenants) of the 2016 Credit Facility Agreement, section 5.01 (Merger, Consolidation, or Sale of Assets) of the Senior Secured 2021 Note Indenture or under an Equivalent Provision of any Additional Credit Facility Agreement or other Pari Passu Debt Document.

“Instructing Group” means:

(a)	subject to paragraph (b) below, the Majority Super Senior Creditors and the Majority Pari Passu Creditors; and

(b) (i)

in relation to instructions as to Enforcement of the Common Transaction Security, the group of Primary Creditors entitled to give instructions as to Enforcement of the Common Transaction Security in accordance with which the Common Security Agent is obliged to act under Clause 15.2 (Instructions to enforce);

(ii)

in relation to instructions as to Enforcement of any Credit-Specific Transaction Security (other than the Transaction Security over the Rolled Loan Cash Collateral Account), the group of Primary Creditors entitled to give instructions as to Enforcement of that Credit-Specific Transaction Security in accordance with which the Common Security Agent is obliged to act under Clause 15.2 (Instructions to enforce); and

(iii)	in relation to instructions as to Enforcement of the Transaction Security over the Rolled Loan Cash Collateral Account, the Rolled Loan Facility Lender.

“Intercreditor Amendment” means any amendment or waiver which is subject to Clause 31 (Consents, amendments and override).

“Interest Rate Hedge Excess” means the amount by which the Total Interest Rate Hedging exceeds the Floating Rate Term Outstandings.

“Interest Rate Hedging ” means, in relation to a Hedge Counterparty, the aggregate of the notional amounts hedged by the relevant Debtors under each Hedging Agreement which is an interest rate hedge transaction and to which that Hedge Counterparty is party.

“Interest Rate Hedging Proportion” means, in relation to a Hedge Counterparty and that Hedge Counterparty’s Interest Rate Hedging, the proportion (expressed as a percentage) borne by that Hedge Counterparty’s Interest Rate Hedging to the Total Interest Rate Hedging.

“Inter-Hedging Agreement Netting” means the exercise of any right of set-off, account combination, close-out netting or payment netting (whether arising out of a cross agreement netting agreement or otherwise) by a Hedge Counterparty against liabilities owed to a Debtor by that Hedge Counterparty under a Hedging Agreement in respect of Hedging Liabilities owed to that Hedge Counterparty by that Debtor under another Hedging Agreement.

“Inter-Hedging Ancillary Document Netting” means the exercise of any right of set-off, account combination, close-out netting or payment netting (whether arising out of a cross agreement netting agreement or otherwise) by a Hedging Ancillary Lender against liabilities owed to a Debtor by that Hedging Ancillary Lender under a Hedging Ancillary Document in respect of Credit Facility Liabilities owed to that Hedging Ancillary Lender by that Debtor under another Hedging Ancillary Document.

“Intra-Group Lenders” means each member of the Group (including the Parent) which has made a loan available to, granted credit to or made any other financial arrangement having similar effect with another member of the Group (but excluding any accrued business expenses or trade payables that would not constitute Intra-Group Liabilities if such member of the Group were an Intra-Group Lender) and which is named on the signing pages as an Intra-Group Lender or which becomes a Party as an Intra- Group Lender in accordance with the terms of Clause 25 (Changes to the Parties) and which in each case has not ceased to be an Intra-Group Lender in accordance with this Agreement.

“Intra-Group Liabilities” means the Liabilities owed by any member of the Group to any of the Intra-Group Lenders (but excluding any Liabilities owed by a member of the Group to any of the Intra-Group Lenders in respect of accrued business expenses and trade payables incurred in the ordinary course of trading, provided that in the case of any amount (i) such amount does not exceed USD1,000,000 and (ii) such amount does not fall due for payment more than 180 days after the date of the relevant supply to which it relates or is not outstanding for more than 180 days).

“ISDA Master Agreement” means a 1992 ISDA Master Agreement or a 2002 ISDA Master Agreement.

“Issuing Bank” means:

(a)	any 2016 Credit Facility Issuing Bank; and

(b)	any Additional Credit Facility Issuing Bank.

“Legal Opinion” means any legal opinion delivered to a Credit Facility Agent or a Creditor Representative under or in connection with:

(a)

the conditions precedent referred to in clause 5.1 (Amendments to the Facilities Agreement) of the 2016 Amendment and Restatement Agreement or clause 27 (Changes to the Obligors) of the 2016 Credit Facility Agreement; or

(b)	under an Equivalent Provision or in accordance with the requirements of any Additional Credit Facility Agreement or Pari Passu Debt Document.

“Legal Reservations” means:

(a)

the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)	the time barring of claims under statutes of limitation;

(c)	similar principles, rights and defences under the laws of any Relevant Jurisdiction; and

(d)	any other matters which are set out as qualifications or reservations as to matters of law of general application in the Legal Opinions.

“Letter of Credit” means any “Letter of Credit” under and as defined in a Credit Facility Agreement from time to time.

“Liabilities” means all present and future liabilities and obligations at any time of any member of the Group to any Creditor under or in connection with the Debt Documents (or, in the case of the Subordinated Liabilities or Intra-Group Liabilities, whether documented or not including, without limitation, under or in connection with the relevant Debt Documents), both actual and contingent and whether incurred solely or jointly or as principal or surety or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

(a)	any refinancing, novation, deferral or extension;

(b)

any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any other liability or obligation falling within this definition;

(c)	any claim for damages or restitution; and

(d)	any claim as a result of any recovery by any Debtor of a Payment on the grounds of preference or otherwise,

and any amounts which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings.

“Liabilities Acquisition” means, in relation to a person and to any Liabilities, a transaction where that person:

(a)	purchases by way of assignment or transfer;

(b)	enters into any sub-participation in respect of; or

(c)	enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of,

the rights in respect of those Liabilities.

“Liabilities Sale” means a Debt Disposal pursuant to paragraph (e) of Clause 17.1 (Facilitation of Distressed Disposals).

“Livrança” means the promissory note dated 26 November 2013 issued by the Borrower, endorsed by each of the Guarantors and payable to the Common Security Agent.

“Livrança Covering Letter” means the letter from the Borrower and each of the Guarantors to the Common Security Agent dated 26 November 2013 in relation to the Livrança.

“Macau SAR” means the Macau Special Administrative Region of the People’s Republic of China.

“Majority Pari Passu Creditors” means, at any time, those Pari Passu Lenders, Pari Passu Noteholders and Pari Passu Hedge Counterparties whose Pari Passu Credit Participations at that time aggregate more than 50 per cent. of the total Pari Passu Credit Participations at that time, provided that, in respect of the Pari Passu Credit Participations relating to a particular Pari Passu Facility Agreement or Pari Passu Note Indenture, if the consent of the proportion of such Pari Passu Debt Creditors required under and in accordance with the Pari Passu Debt Documents relating to that Pari Passu Facility Agreement or Pari Passu Note Indenture in respect of the relevant decision or request for consent is obtained in relation to a particular decision or request for consent (and if the relevant Pari Passu Debt Documents do not specify a voting threshold for a particular matter, the threshold will be a simple majority of the outstanding principal amount under those Pari Passu Debt Documents (excluding any Pari Passu Liabilities owned by a member of the Group or a Sponsor Affiliate)), all of the Pari Passu Lenders or Pari Passu Noteholders (as applicable) in respect of that Pari Passu Facility Agreement or Pari Passu Note Indenture (as applicable) shall be deemed to have given their consent to that decision or request for consent.

“Majority Super Senior Creditors” means, at any time, those Super Senior Creditors whose Super Senior Credit Participations at that time aggregate more than 50 per cent. of the total Super Senior Credit Participations at that time.

“MCO Cotai” means MCO Cotai Investments Limited (formerly known as MCE Cotai Investments Limited), an exempted company incorporated with limited liability under the laws of the Cayman Islands (with registered number 254216) whose registered address is at Intertrust Corporate Services (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman, KY1-9005, Cayman Islands.

“Melco Resorts” means Melco Resorts & Entertainment Limited (formerly known as Melco Crown Entertainment Limited), an exempted company incorporated with limited liability under the laws of the Cayman Islands (with registered number 143119) with registered address: Intertrust Corporate Services (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman, KYI-9005, Cayman Islands.

“Melco Resorts Macau” means Melco Resorts (Macau) Limited (formerly known as Melco Crown (Macau) Limited and previously as Melco Crown Gaming (Macau) Limited, Melco PBL Gaming (Macau) Limited and PBL Entertainment (Macau) Limited), a company incorporated under the laws of the Macau SAR, registered with the Macau Commercial Registry under number 24325 SO, with registered office at Avenida da Praia Grande, no. 594, 15/Floor “A”, Macau.

“Mortgage” means the mortgage executed by way of a deed dated 26 November 2013 of the interest of Propco under the Amended Land Concession prior but applying to the latter’s amendment dated 23 September 2015.

“New Cotai, LLC” a limited liability company formed in Delaware, United States of America (with registered number 4114248), c/o Willow Tree Consulting Group, LLC, of 2700 Patriot Boulevard, Suite 250, Glenview, Illinois 60026, United States of America.

“New Sponsor” means any person to whom Silverpoint or Oaktree assigns or transfers all or part of its indirect beneficial interest in the shares or other equity interests of SCIH in accordance with the Shareholders’ Agreement.

“Non-Credit Related Close-Out” means a Permitted Hedge Close-Out described in any of paragraphs (a)(i), (a)(ii), (a)(iii) or (a)(iv) of Clause 5.9 (Permitted Enforcement: Hedge Counterparties).

“Non-Distressed Disposal” has the meaning given to that term in Clause 16 (Non-Distressed Disposals).

“Oaktree” means Oaktree Capital Management LLC and any successor to the investment management business thereof.

“Other Currency Term Outstandings” means, at any time, the aggregate of the amounts of principal (not including any capitalised or deferred interest) then outstanding under the Pari Passu Debt Documents that is not denominated in Hong Kong dollars or Dollars and which principal amount outstanding has a maturity of more than 12 months.

“Other Liabilities” means, in relation to a member of the Group, any trading and other liabilities and obligations (not being Borrowing Liabilities or Guarantee Liabilities) it may have to a Bondco, Subordinated Creditor, Intra-Group Lender or Debtor.

“Pari Passu Arranger” means any arranger of a credit facility which creates or evidences any Pari Passu Debt Liabilities which becomes a Party in such capacity pursuant to Clause 25.12 (Accession of Pari Passu Debt Creditors under New Pari Passu Notes or Pari Passu Facilities).

“Pari Passu Credit Participation” means:

(a)	in relation to a Pari Passu Hedge Counterparty, its aggregate Pari Passu Hedge Credit Participation;

(b)

in relation to a Pari Passu Lender, its aggregate Pari Passu Facility Commitments and (without double counting) the aggregate outstanding principal amount of any Pari Passu Debt Liabilities in respect of which it is the creditor, if any; and

(c)

in relation to a Pari Passu Noteholder, the aggregate of the outstanding principal amount of any Pari Passu Notes held by it (as determined in accordance with the terms of the relevant Pari Passu Note Indenture).

“Pari Passu Creditors” means the Pari Passu Debt Creditors and the Pari Passu Hedge Counterparties.

“Pari Passu Debt Acceleration Event” means:

(a)

the Creditor Representative of any Pari Passu Noteholder(s) (or the requisite Pari Passu Noteholders under any Pari Passu Note Indenture) exercising any of its or their rights or any acceleration provisions being automatically invoked in each case under any acceleration provisions of the relevant Pari Passu Note Indenture (including any Equivalent Provision corresponding to section 6.02 of the Senior Secured 2021 Note Indenture); or

(b)

the Creditor Representative of any Pari Passu Lender(s) (or, if applicable, any of the Pari Passu Lenders) exercising any of its (or their) rights or any acceleration provisions being automatically invoked in each case under any acceleration provisions of the relevant Pari Passu Facility Agreement, other than the right to declare any amount payable on demand.

“Pari Passu Debt Creditors” means each Creditor Representative in relation to any Pari Passu Debt Liabilities, each Pari Passu Arranger, each Pari Passu Noteholder and each Pari Passu Lender.

“Pari Passu Debt Discharge Date” means the 2022 ICA Amendment and Restatement Effective Date, provided that in the event any Pari Passu Debt Liabilities arise or any Pari Passu Facility Commitments are established from time to time on or after the 2022 ICA Amendment and Restatement Effective Date, the Pari Passu Debt Discharge Date shall (in each case and on and from that time (only) and without prejudice to any actions or conduct of the Parties taken or observed prior to that time) be deemed not to have occurred and shall mean the first date on which all Pari Passu Debt Liabilities have subsequent to such time been fully and finally discharged to the satisfaction of the Creditor Representative(s) in relation to any Pari Passu Debt Liabilities in each case in accordance with the terms of the applicable Pari Passu Debt Document, whether or not as the result of an enforcement, and the Pari Passu Debt Creditors are under no further obligation to provide financial accommodation to any of the Debtors under the Pari Passu Debt Documents, provided further that the principle established by the foregoing shall apply on a continuous basis notwithstanding any intervening occurrence(s) of the Pari Passu Debt Discharge Date.

“Pari Passu Debt Document ” means each document or instrument entered into between any member of the Group and a Pari Passu Debt Creditor setting out the terms of any credit facility, notes, indenture or debt security which creates or evidences any liabilities (for the avoidance of doubt, excluding any Credit Facility Liabilities) intended to rank pari passu with the Secured Obligations and share in the Common Transaction Security in accordance with the terms and conditions of this Agreement (including (i) the Common Security Documents, (ii) in the case of any Pari Passu Debt Liabilities issued by way of debt securities, any indentures, notes, guarantees and Transaction Security Documents relating to any Pari Passu Notes Interest Accrual Account, in each case applicable to such Pari Passu Debt Liabilities and (iii) in the case of any Pari Passu Debt Liabilities incurred pursuant to any facility or loan arrangements, such documents corresponding to the documents constituting the Credit Facility Documents applicable to such Pari Passu Debt Liabilities).

“Pari Passu Debt Liabilities” means the Liabilities owed by the Debtors to the Pari Passu Debt Creditors under or in connection with the Pari Passu Debt Documents (for the avoidance of doubt, excluding any Credit Facility Liabilities).

“Pari Passu Discharge Date” means the 2022 ICA Amendment and Restatement Effective Date, provided that in the event any Pari Passu Liabilities arise or any Pari Passu Facility Commitments are established from time to time on or after the 2022 ICA Amendment and Restatement Effective Date, the Pari Passu Discharge Date shall (in each case and on and from that time (only) and without prejudice to any actions or conduct of the Parties taken or observed prior to that time) be deemed not to have occurred and shall mean the first date on which all Pari Passu Liabilities have subsequent to such time been fully and finally discharged to the satisfaction of the relevant Creditor Representative(s) (in the case of the Pari Passu Debt Liabilities) and each Pari Passu Hedge Counterparty (in the case of its Pari Passu Hedging Liabilities), whether or not as the result of an enforcement, and the Pari Passu Creditors are under no further obligation to provide financial accommodation to any of the Debtors under the Debt Documents, provided further that the principle established by the foregoing shall apply on a continuous basis notwithstanding any intervening occurrence(s) of the Pari Passu Discharge Date.

“Pari Passu Facility” means any credit facility made available to a Pari Passu Note Issuer or (to the extent not prohibited under the terms and conditions of the Pari Passu Debt Documents) to any other member of the Restricted Group, in each case where:

(a)	the agent of the lenders in respect of the credit facility has become a Party as a Creditor Representative;

(b)	each arranger of the credit facility has become a party as a Pari Passu Arranger; and

(c)	each lender in respect of the credit facility has become a Party as a Pari Passu Lender,

in respect of that credit facility pursuant to Clause 25.12 (Accession of Pari Passu Debt Creditors under New Pari Passu Notes or Pari Passu Facilities).

“Pari Passu Facility Agreement” means a facility agreement setting out the terms of any Pari Passu Facility and which creates or evidences any Pari Passu Debt Liabilities.

“Pari Passu Facility Commitment” means any “Commitment” under and as defined in a Pari Passu Facility Agreement.

“Pari Passu Facility Debt Service Reserve Account” means, in relation to any Pari Passu Facility, any account in the name of Company established in connection with the Pari Passu Debt Documents relating to such Pari Passu Facility that may only be credited from time to time with such amounts as may be necessary for such account to operate as an interest accrual account or debt service reserve account in respect of the Pari Passu Debt Liabilities relating to such Pari Passu Facility and which account has been designated as such by the Parent and the relevant Creditor Representative and such designation has been acknowledged by the Intercreditor Agent.

“Pari Passu Hedge Counterparty” means each Hedge Counterparty to the extent it is owed Pari Passu Hedging Liabilities.

“Pari Passu Hedge Credit Participation” means, in relation to a Pari Passu Hedge Counterparty, the aggregate of:

(a)

in respect of any hedging transaction of that Pari Passu Hedge Counterparty under any Hedging Agreement to the extent it constitutes a Pari Passu Hedging Liability that has, as of the date the calculation is made, been terminated or closed out in accordance with the terms of this Agreement, the amount, if any, payable to it under any Hedging Agreement in respect of that termination or close-out as of the date of termination or close-out (and before taking into account any interest accrued on that amount since the date of termination or close-out) to the extent that amount is unpaid (that amount to be certified by the relevant Pari Passu Hedge Counterparty and as calculated in accordance with the relevant Hedging Agreement) and to the extent it is a Pari Passu Hedging Liability; and

(b)

after the Pari Passu Debt Discharge Date only, in respect of any hedging transaction of that Pari Passu Hedge Counterparty under any Hedging Agreement to the extent it constitutes a Pari Passu Hedging Liability that has, as of the date the calculation is made, not been terminated or closed out:

(i)

if the relevant Hedging Agreement is based on an ISDA Master Agreement the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Debtor is the Defaulting Party (as defined in the relevant ISDA Master Agreement); or

(ii)

if the relevant Hedging Agreement is not based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be the date on which an event similar in meaning and effect (under that Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Hedging Agreement for which the relevant Debtor is in a position similar in meaning and effect (under that Hedging Agreement) to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement), that amount, in each case, to be certified by the relevant Pari Passu Hedge Counterparty and as calculated in accordance with the relevant Hedging Agreement.

“Pari Passu Hedging Liabilities” means the Hedging Liabilities to the extent they are not Super Senior Hedging Liabilities.

“Pari Passu Lender” means each “Lender” under and as defined in the relevant Pari Passu Facility Agreement that has become a Party as a Pari Passu Lender in respect of that Pari Passu Facility Agreement pursuant to Clause 25.12 (Accession of Pari Passu Debt Creditors under New Pari Passu Notes or Pari Passu Facilities).

“Pari Passu Liabilities” means the Pari Passu Debt Liabilities and the Pari Passu Hedging Liabilities.

“Pari Passu Note Indenture” means any note indenture setting out the terms of any debt security which creates or evidences any Pari Passu Debt Liabilities.

“Pari Passu Note Issuer” means the Company or the Parent.

“Pari Passu Note Trustee” means each note trustee in respect of any Pari Passu Notes that has acceded to this Agreement as a Creditor Representative for the relevant Pari Passu Noteholders pursuant to Clause 25.12 (Accession of Pari Passu Debt Creditors under New Pari Passu Notes or Pari Passu Facilities).

“Pari Passu Noteholder” means each holder from time to time of any Pari Passu Notes in respect of which a person has acceded to this Agreement as Pari Passu Note Trustee.

“Pari Passu Notes” means any senior secured notes issued or to be issued from time to time by a Pari Passu Note Issuer under a Pari Passu Note Indenture.

“Pari Passu Notes Interest Accrual Account” means, in relation to any Pari Passu Notes, any account in the name of Company established in connection with the Pari Passu Debt Documents relating to such Pari Passu Notes that may only be credited from time to time with such amounts as may be necessary for such account to operate as an interest accrual account in respect of the Pari Passu Debt Liabilities relating to such Pari Passu Notes and which account has been designated as such by the Parent and the relevant Creditor Representative and such designation has been acknowledged by the Intercreditor Agent.

“Party” means a party to this Agreement.

“Payment” means, in respect of any Liabilities (or any other liabilities or obligations), a payment, prepayment, repayment, redemption, defeasance or discharge of those Liabilities (or other liabilities or obligations).

“Payment Netting” means:

(a)	in respect of a Hedging Agreement or a Hedging Ancillary Document based on an ISDA Master Agreement, netting under section 2(c) of the relevant ISDA Master Agreement; and

(b)

in respect of a Hedging Agreement or a Hedging Ancillary Document not based on an ISDA Master Agreement, netting pursuant to any provision of that Hedging Agreement or a Hedging Ancillary Document which has a similar effect to the provision referenced in paragraph (a) above.

“Permitted Automatic Early Termination” means an Automatic Early Termination of a hedging transaction under a Hedging Agreement, the provision of which is permitted under Clause 5.12 (Terms of Hedging Agreements).

“Permitted Bondco Payment” means the Payments permitted by Clause 11.3 (Permitted Payments: Bondco Liabilities).

“Permitted Credit Facility Payments” means the Payments permitted by Clause 3.1 (Payment of Credit Facility Liabilities).

“Permitted Hedge Close-Out” means, in relation to a hedging transaction under a Hedging Agreement, a termination or close-out of that hedging transaction which is permitted pursuant to Clause 5.9 (Permitted Enforcement: Hedge Counterparties).

“Permitted Hedge Payments” means the Payments permitted by Clause 5.3 (Permitted Payments: Hedging Liabilities).

“Permitted Intra-Group Payments” means the Payments permitted by Clause 8.2 (Permitted Payments: Intra-Group Liabilities).

“Permitted Pari Passu Debt Payments” means the Payments permitted by Clause 4.1 (Payment of Pari Passu Debt Liabilities).

“Permitted Payment” means a Permitted Hedge Payment, a Permitted Intra-Group Payment, a Permitted Pari Passu Debt Payment, a Permitted Credit Facility Payment, a Permitted Bondco Payment or a Permitted Subordinated Creditor Payment.

“Permitted Subordinated Creditor Payments” means the Payments permitted by Clause 10.2 (Permitted Payments: Subordinated Liabilities).

“Power of Attorney” means the power of attorney granted by Propco on 26 November 2013 in favour of the POA Agent supplementing the Mortgage and any replacement power of attorney entered into by any successor POA Agent.

“Primary Creditors” means the Super Senior Creditors and the Pari Passu Creditors.

“Propco” means Studio City Developments Limited (formerly known as MSC Desenvolvimentos, Limitada and previously as East Asia - Televisão por Satélite Limitada), a company incorporated under the laws of the Macau SAR, registered with the Macau Commercial Registry under number 14311 SO, with registered office at Avenida da Praia Grande, no. 594, 15/Floor “A”, Macau.

“Property” of a member of the Group or of a Debtor or a Security Provider means:

(a)	any asset of that member of the Group or of that Debtor or that Security Provider;

(b)	any Subsidiary of that member of the Group or of that Debtor; and

(c)	any asset of any such Subsidiary.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, any entity that has total assets exceeding US$10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Receiver” means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.

“Recoveries” has the meaning given to that term in Clause 19.1 (Order of application).

“Reimbursement Agreement” means the reimbursement agreement dated 15 June 2012 and entered into between SCE and Melco Resorts Macau (as may be amended, restated, modified, supplemented, extended, replaced (whether upon or after termination or otherwise or whether with the original or other relevant parties) or renewed, in whole or in part, from time to time, including pursuant to the Services and Right to Use Direct Agreement).

“Relevant Ancillary Lender” means, in respect of any Credit Facility Cash Cover, the Ancillary Lender (if any) for which that Credit Facility Cash Cover is provided.

“Relevant Issuing Bank” means, in respect of any Credit Facility Cash Cover, the Issuing Bank (if any) for which that Credit Facility Cash Cover is provided.

“Relevant Jurisdiction” means, in relation to a Debtor:

(a)	its jurisdiction of incorporation;

(b)	any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created by it is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	the jurisdiction whose laws govern the perfection of any of the Transaction Security Documents entered into by it.

“Relevant Liabilities” means:

(a)	in the case of a Creditor:

(i)	the Liabilities owed to Creditors ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Creditor (as the case may be); and

(ii)	all present and future liabilities and obligations, actual and contingent, of the Debtors to the Common Security Agent and/or the Intercreditor Agent; and

(b)

in the case of a Debtor, the Liabilities owed to the Creditors together with all present and future liabilities and obligations, actual and contingent, of the Debtors to the Common Security Agent and/or the Intercreditor Agent.

“Required Pari Passu Creditors” means, subject to paragraph (e) of Clause 1.2 (Construction):

(a)	each Creditor Representative acting on behalf of any Pari Passu Lenders or Pari Passu Noteholders; and

(b)

at any time, those Pari Passu Hedge Counterparties whose Pari Passu Hedge Credit Participations at that time aggregate more than 50 per cent. of the total Pari Passu Hedge Credit Participations at that time.

“Restricted Group” means the Parent and each Restricted Subsidiary.

“Restricted Subsidiary” means a Subsidiary of the Parent other than an Unrestricted Subsidiary.

“Rolled Loan” has the meaning given to the term “Facility A Loan” in the original form of the 2016 Credit Facility Agreement.

“Rolled Loan Cash Collateral” has the meaning given to the term “Facility A Cash Collateral” in the 2016 Credit Facility Agreement.

“Rolled Loan Cash Collateral Account” has the meaning given to the term “Facility A Cash Collateral Account” in the 2016 Credit Facility Agreement.

“Rolled Loan Discharge Date” means the first date on which all Liabilities in respect of the Rolled Loan have been fully and finally discharged to the satisfaction of the 2016 Credit Facility Agent, whether or not as the result of an enforcement.

“Rolled Loan Facility Lender” means the “Lender” under and as defined in the 2016 Credit Facility Agreement of the Rolled Loan from time to time.

“Rolled Loan Release Date” means the first date on which:

(a)

all of the Secured Obligations other than in respect of the Rolled Loan have been fully and finally discharged to the satisfaction of the relevant Creditor Representative(s), whether or not as the result of an enforcement, and the Secured Parties are under no further obligation to provide financial accommodation to any of the Debtors under the Debt Documents;

(b)

all of the Recoveries that have been received or recovered have been applied in accordance with Clause 19 (Application of proceeds) and the Intercreditor Agent (acting reasonably) does not anticipate any further Recoveries (other than in respect of the Transaction Security over the Rolled Loan Cash Collateral Account) being received or recovered;

(c)

all of the Transaction Security established pursuant to the Continuing Macau Documents have been released in accordance with the terms of the Debt Documents or enforced in full or the consent of the Secured Parties required under the terms of the Debt Documents to consent to the release of the Transaction Security established pursuant to the Continuing Macau Documents has been obtained for the Rolled Loan Release Date to otherwise have occurred;

(d)	the circumstances described in paragraph (c)(ii) or paragraph (c)(iii) of Clause 15.2 (Instructions to enforce) have occurred; or

(e)	the Company is required to repay the Rolled Loan in accordance with clause 8.1 (Illegality) of the 2016 Credit Facility Agreement.

“SCE” means Studio City Entertainment Limited (formerly known as MSC Diversões, Limitada and previously as New Cotai Entertainment (Macau) Limited), a company incorporated under the laws of the Macau SAR, registered with the Macau Commercial Registry number 27610 SO, with registered office at Avenida da Praia Grande, no. 594, 15/Floor “A”, Macau.

“SCH5” means Studio City Holdings Five Limited, a BVI business company incorporated under the laws of the British Virgin Islands (registered number 1789892), whose registered office is at Jayla Place, Wickhams Cay I, Road Town, Tortola, British Virgin Islands.

“SCIH” means Studio City International Holdings Limited, an exempted company registered by way of continuation with limited liability under the laws of Cayman Islands (company number 343696), whose registered office is at Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands.

“Secured Obligations” means all the Liabilities and all other present and future liabilities and obligations at any time due, owing or incurred by any member of the Group and by each Debtor to any Secured Party under (or in connection with) the Debt Documents, both actual and contingent and whether incurred solely or jointly and as principal or surety or in any other capacity.

“Secured Obligations Documents” means this Agreement, each Fee Letter, each Credit Facility Document, each Pari Passu Debt Document and each Hedging Agreement.

“Secured Parties” means the Common Security Agent, any Receiver or Delegate, the Intercreditor Agent and each of the Primary Creditors from time to time but, in the case of each Primary Creditor, only if it (or, in the case of a Pari Passu Noteholder, its Creditor Representative) is a Party or has acceded to this Agreement in the appropriate capacity pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking).

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Documents” means:

(a)	each of the Transaction Security Documents;

(b)

any other document entered into at any time by any of the Debtors or any Security Provider creating any guarantee, indemnity, Security or other assurance against financial loss in favour of any of the Secured Parties as security for any of the Secured Obligations; and

(c)	any Security granted under any covenant for further assurance in any of the documents referred to in paragraphs (a) and (b) above.

“Security Property” means:

(a)	the Transaction Security expressed to be granted in favour of the Common Security Agent as trustee for all or any of the Secured Parties and all proceeds of that Transaction Security;

(b)

all obligations expressed to be undertaken by a Debtor or Security Provider to pay amounts in respect of the Liabilities to the Common Security Agent as trustee for all or any of the Secured Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by a Debtor or a Security Provider in favour of the Common Security Agent as trustee for all or any of the Secured Parties;

(c)	the Common Security Agent’s interest in any trust fund created pursuant to Clause 13 (Turnover of receipts); and

(d)

any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Common Security Agent is required by the terms of the Debt Documents to hold as trustee on trust for all or any of the Secured Parties.

“Security Provider” means, at any time while any of its assets are subject to the Transaction Security:

(a)	each of SCH5 and Melco Resorts Macau Limited; and

(b)	any other person that is not a member of the Group that creates or grants any Security in favour of any of the Secured Parties as security for any of the Secured Obligations over any of its assets,

which in each case has not ceased to be a Security Provider in accordance with this Agreement.

“Senior Secured 2021 Note Guarantees” means the “Note Guarantees” as defined in the Senior Secured 2021 Note Indenture.

“Senior Secured 2021 Note Indenture” means the indenture dated November 30, 2016 governing certain senior secured notes that were due 2021 and made between, among others, the Deutsche Bank Trust Company Americas as trustee, paying agent, registrar and transfer agent the Company as issuer and the Parent and certain Subsidiaries of the Company as guarantors and acceded to by the Intercreditor Agent and the Common Security Agent on or about the date of this Agreement.

“Senior Secured 2021 Notes” means the senior secured notes that were issued by the Company pursuant to the Senior Secured 2021 Note Indenture.

“Services and Right to Use Agreement” means the services and right to use agreement dated 11 May 2007 and originally made between SCE, New Cotai Entertainment, LLC and Melco Resorts Macau (as may be amended, restated, modified, supplemented, extended, replaced (whether upon or after termination or otherwise or whether with the original or other relevant parties) or renewed, in whole or in part, from time to time, including pursuant to a supplemental agreement dated 15 June 2012 made between SCE, Melco Resorts Macau and New Cotai Entertainment, LLC).

“Services and Right to Use Direct Agreement ” means the direct agreement dated 26 November 2013 and entered into between, among others, SCE, Melco Resorts Macau and the Common Security Agent in relation to the Services and Right to Use Agreement and the Reimbursement Agreement (as may be amended, restated, modified, supplemented, extended, replaced (whether upon or after termination or otherwise or whether with the original or other relevant parties) or renewed, in whole or in part, from time to time).

“Silverpoint” means Silver Point Capital, L.P. and any successor to the investment management business thereof.

“Shareholders’ Agreement” means the shareholders’ agreement dated 27 July 2011 and made between MCO Cotai, New Cotai, LLC and others (as amended from time to time).

“Sponsor Affiliate” means:

(a)	in the case of Melco Resorts, Melco Resorts and its Subsidiaries (other than any member of the Group);

(b)

in the case of Silverpoint, Silverpoint, each of its Affiliates (other than any member of the Group), any trust of which Silverpoint or any of such Affiliates is a trustee, any partnership of which Silverpoint or any of such Affiliates is a partner and any trust, fund or other entity which is managed by, or is under the control of, Silverpoint or any of such Affiliates, provided that any such trust, fund or other entity which has been established for at least 6 months solely for the purpose of making, purchasing or investing in loans or debt securities and which is managed or controlled independently from all other trusts, funds or other entities managed or controlled by Silverpoint or any of such Affiliates which have been established for the primary or main purpose of investing in the share capital of companies shall not constitute a Sponsor Affiliate;

(c)

in the case of Oaktree, Oaktree, each of its Affiliates (other than any member of the Group), any trust of which Oaktree or any of such Affiliates is a trustee, any partnership of which Oaktree or any of its Affiliates is a partner and any trust, fund or other entity which is managed by, or is under the control of, Oaktree or any of such Affiliates, provided that any such trust, fund or other entity which has been established for at least 6 months solely for the purpose of making, purchasing or investing in loans or debt securities and which is managed or controlled independently from all other trusts, funds or other entities managed or controlled by Oaktree or any of such Affiliates which have been established for the primary or main purpose of investing in the share capital of companies shall not constitute a Sponsor Affiliate; and

(d)

in the case of a New Sponsor, the New Sponsor, each of its Affiliates (other than any member of the Group), any trust of which the New Sponsor or any of such Affiliates is a trustee, any partnership of which the New Sponsor or any of its Affiliates is a partner and any trust, fund or other entity which is managed by, or is under the control of, the New Sponsor or any of such Affiliates, provided that any such trust, fund or other entity which has been established for at least 6 months solely for the purpose of making, purchasing or investing in loans or debt securities and which is managed or controlled independently from all other trusts, funds or other entities managed or controlled by the New Sponsor or any of such Affiliates which have been established for the primary or main purpose of investing in the share capital of companies shall not constitute a Sponsor Affiliate.

“Subordinated Creditors” means any direct or indirect shareholder (or affiliate who is not a member of the Group) of the Parent (and their respective transferees and successors) which has made a loan or financial accommodation to the Parent or any other member of the Group, which is a Party or has acceded to this Agreement in the appropriate capacity pursuant to Clause 25.3 (Accession and change of Subordinated Creditor) and which in each case has not ceased to be a Subordinated Creditor in accordance with this Agreement.

“Subordinated Liabilities” means the Liabilities (for the avoidance of doubt, excluding the Bondco Liabilities) owed to the Subordinated Creditors by the Parent or any other member of the Group under each document or instrument setting out the terms of any credit facility, loan, notes, indenture or debt security or, as the case may be, any undocumented arrangement (whether by way of book entry or otherwise) establishing the same.

“Subsidiary” means, in relation to any company or corporation, a company or corporation:

(a)	which is controlled, directly or indirectly, by the first mentioned company or corporation;

(b)

more than half the issued share capital of which (or, in the case of any company or corporation in which SCH5 owns a Golden Share, more than half the issued share capital of which, excluding for these purposes that Golden Share from such issued share capital) is beneficially owned, directly or indirectly by the first mentioned company or corporation; or

(c)	which is a Subsidiary of another Subsidiary of the first mentioned company or corporation,

and for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

“Super Senior Credit Participation” means, in relation to a Credit Facility Lender or a Super Senior Hedge Counterparty, the aggregate of:

(a)	its aggregate Credit Facility Commitments, if any;

(b)

in respect of any hedging transaction of that Super Senior Hedge Counterparty under any Hedging Agreement that has, as of the date the calculation is made, been terminated or closed out in accordance with the terms of this Agreement, the amount, if any, payable to it under any Hedging Agreement in respect of that termination or close-out as of the date of termination or close-out (and before taking into account any interest accrued on that amount since the date of termination or close-out) to the extent that amount is unpaid (that amount to be certified by the relevant Super Senior Hedge Counterparty and as calculated in accordance with the relevant Hedging Agreement) and to the extent it is a Super Senior Hedging Liability; and

(c)

after the Credit Facility Lender Discharge Date only, in respect of any hedging transaction of that Super Senior Hedge Counterparty under any Hedging Agreement to the extent it constitutes a Super Senior Hedging Liability that has, as of the date the calculation is made, not been terminated or closed out:

(i)

if the relevant Hedging Agreement is based on an ISDA Master Agreement the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Debtor is the Defaulting Party (as defined in the relevant ISDA Master Agreement); or

(ii)

if the relevant Hedging Agreement is not based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be the date on which an event similar in meaning and effect (under that Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Hedging Agreement for which the relevant Debtor is in a position similar in meaning and effect (under that Hedging Agreement) to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement), that amount, in each case, to be certified by the relevant Super Senior Hedge Counterparty and as calculated in accordance with the relevant Hedging Agreement.

“Super Senior Creditors” means the Credit Facility Creditors and the Super Senior Hedge Counterparties.

“Super Senior Discharge Date” means the first date on which all Super Senior Liabilities (other than in respect of the principal amount of the Rolled Loan) have been fully and finally discharged to the satisfaction of each Credit Facility Agent (in the case of the relevant Credit Facility Liabilities) and each Super Senior Hedge Counterparty (in the case of its Super Senior Hedging Liabilities), whether or not as the result of an enforcement, and the Super Senior Creditors are under no further obligation to provide financial accommodation to any of the Debtors under the Debt Documents.

“Super Senior Hedge Counterparty” means each Hedge Counterparty to the extent it is owed Super Senior Hedging Liabilities.

“Super Senior Hedging Liabilities” means Hedging Liabilities owed to any Hedge Counterparty in a Common Currency Amount not exceeding such Hedge Counterparty’s Allocated Super Senior Hedging Amount.

“Super Senior Hedging Amount” means USD5,000,000.

“Super Senior Hedging Certificate” means a certificate substantially in the form set out in Schedule 8 (Form of Super Senior Hedging Certificate).

“Super Senior Liabilities” means the Credit Facility Liabilities and the Super Senior Hedging Liabilities.

“Swap Obligation” shall mean, with respect to any person, any obligation to pay or perform under any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1(a)(47) of the Commodity Exchange Act.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Total Exchange Rate Hedging” means, at any time, the aggregate of each Hedge Counterparty’s Exchange Rate Hedging at that time.

“Total Interest Rate Hedging” means, at any time, the aggregate of each Hedge Counterparty’s Interest Rate Hedging at that time.

“Transaction Security” means the Security created or evidenced or expressed to be created or evidenced under or pursuant to the Security Documents.

“Transaction Security Documents” means:

(a)	the Services and Right to Use Direct Agreement;

(b)	each of the documents listed as being a Transaction Security Document in Schedule 4 (Transaction Security Documents); and

(c)

any other document entered into by any Debtor or Security Provider creating or expressed to create any Security over all or any part of its assets in respect of the obligations of any of the Debtors under any of the Debt Documents, in each case, as amended, supplemented and/or confirmed from time to time.

“Unrestricted Subsidiary ” means a Subsidiary of the Parent which has been designated an “Unrestricted Subsidiary” for the purpose of (and in accordance with) all of the Credit Facility Documents and Pari Passu Debt Documents.

1.2	Construction

(a)	Unless a contrary indication appears, a reference in this Agreement to:

(i)

any “Ancillary Lender”, “Arranger”, “Bondco”, “Borrower”, “Common Security Agent”, “Credit Facility Agent”, “Credit Facility Arranger”, “Credit Facility Borrower”, “Credit Facility Creditor”, “Credit Facility Guarantor”, “Credit Facility Lender”, “Creditor”, “Creditor Representative”, “Debtor”, “Existing Subordination Party”, “Hedge Counterparty”, “Hedging Ancillary Lender”, “High Yield Note Trustee”, “High Yield Noteholder”, “Intercreditor Agent”, “Intra-Group Lender”, “Issuing Bank”, “Pari Passu Arranger”, “Pari Passu Note Trustee”, “Pari Passu Noteholder”, “Pari Passu Creditor”, “Pari Passu Debt Creditor”, “Pari Passu Hedge Counterparty”, “Pari Passu Lender”, “Pari Passu Note Issuer”, “Pari Passu Note Trustee”, “Pari Passu Noteholder”, “Pari Passu Note Issuer”, “Parent”, “Party”, “POA Agent”, “Primary Creditor”, “Rolled Loan Facility Lender”, “Secured Party”, “Security Provider”, “Senior Secured Note Trustee”, “Senior Secured Noteholder”, “Subordinated Creditor”, “Super Senior Creditor” or “Super Senior Hedge Counterparty” shall be construed to be a reference to it in its capacity as such and not in any other capacity;

(ii)

any “Ancillary Lender”, “Arranger”, “Creditor”, “Creditor Representative”, “Debtor”, “Hedge Counterparty”, “Issuing Bank”, “Party” or “Subordinated Creditor” or the “Common Security Agent”, the “Intercreditor Agent” or the “POA Agent” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Debt Documents and, in the cases of the Common Security Agent and the Intercreditor Agent, any person for the time being appointed as Common Security Agent, Common Security Agents or Intercreditor Agent (as applicable) in accordance with this Agreement;

(iii)	“assets” includes present and future properties, revenues and rights of every description;

(iv)

a “Debt Document” or any other agreement or instrument is (other than a reference to a “Debt Document” or any other agreement or instrument in “original form”) a reference to that Debt Document, or other agreement or instrument, as amended, novated, supplemented, extended or restated as permitted by this Agreement;

(v)	“enforcing” (or any derivation) the Transaction Security includes:

(A)

the appointment of an administrator, receiver, administrative receiver, liquidator, compulsory manager or supervising or overseeing party (or any analogous officer in any jurisdiction) of a Debtor or Security Provider by the Common Security Agent; and

(B)	the making of a demand under Clause 21.2 (Parallel debt) by the Security Agent;

(vi)	a “group of Creditors” includes all the Creditors and a “group of Primary Creditors” includes all the Primary Creditors;

(vii)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(viii)

the “original form” of a “Debt Document” or any other agreement or instrument is a reference to that Debt Document, agreement or instrument as originally entered into (save that the “original form” of the 2016 Credit Facility Agreement is a reference to the form of the 2016 Credit Facility Agreement as amended and restated by the 2016 Amendment and Restatement Agreement);

(ix)

a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);

(x)	“proceeds” of a Distressed Disposal or of a Debt Disposal includes proceeds in cash;

(xi)

a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(xii)	a provision of law is a reference to that provision as amended or re-enacted; and

(xiii)	a time of day is a reference to Hong Kong time.

(b)	Section, Clause and Schedule headings are for ease of reference only.

(c)

A Default (including an Event of Default) is “continuing” if it has not been remedied or waived in accordance with the relevant Debt Document. An Acceleration Event is “continuing” if the notice in relation to such Acceleration Event has not been withdrawn, cancelled or otherwise ceased to have effect.

(d)

A Pari Passu Lender or Pari Passu Noteholder providing “cash cover” for a Letter of Credit means a Pari Passu Lender or Pari Passu Noteholder paying an amount in the currency of the Letter of Credit to an interest-bearing account in the name of the Pari Passu Lender or Pari Passu Noteholder and the following conditions being met:

(i)	the account is with the relevant Issuing Bank;

(ii)

until no amount is or may be outstanding under that Letter of Credit withdrawals from the account may only be made to pay the relevant Issuing Bank amounts due and payable to it under the relevant Credit Facility Documents; and

(iii)

the Pari Passu Lender or Pari Passu Noteholder has executed a security document over the account, in form and substance satisfactory to the relevant Issuing Bank with which that account is held, creating a first ranking security interest over that account.

(e)

References to a Creditor Representative acting on behalf of the Pari Passu Debt Creditors of which it is the Creditor Representative means such Creditor Representative acting on behalf of the Pari Passu Debt Creditors of which it is the Creditor Representative with the consent of the proportion of such Pari Passu Debt Creditors required under and in accordance with the applicable Pari Passu Debt Documents (provided that if the relevant Pari Passu Debt Documents do not specify a voting threshold for a particular matter, the threshold will be a simple majority of the outstanding principal amount under those Pari Passu Debt Documents (excluding any Pari Passu Liabilities owned by a member of the Group or a Sponsor Affiliate)). A Creditor Representative will be entitled to seek instructions from the Pari Passu Debt Creditors of which it is the Creditor Representative to the extent required by the applicable Pari Passu Debt Documents, as the case may be, as to any action to be taken by it under this Agreement.

(f)

In determining whether any Liabilities have been fully and finally discharged, the relevant Creditor Representative (and, if applicable, the Intercreditor Agent or Common Security Agent) shall disregard contingent liabilities (such as the risk of clawback from a preference claim) except to the extent that it believes (after taking such legal advice as it consider appropriate and acting at the direction of the relevant Creditors) that there is a reasonable likelihood that those contingent liabilities will become actual liabilities or (with respect to the risk of clawback) if customary comfort documents are delivered to the relevant Creditor Representative (and, if applicable, the Intercreditor Agent or Common Security Agent) in form and substance satisfactory to it (acting at the direction of the relevant Creditors).

(g) (i)

Any matter expressed to require the consent or approval of the 2016 Credit Facility Lenders (or any specified majority thereof) or the 2016 Credit Facility Agent shall only require such consent or approval prior to the 2016 Credit Facility Lender Discharge Date (or, if later, the Rolled Loan Discharge Date) and shall be deemed not to require the consent of any 2016 Credit Facility Lender which has been repaid or prepaid in full in accordance with the 2016 Credit Facility Agreement.

(ii)

Any matter expressed to require the consent or approval of the Additional Credit Facility Lenders (or any specified majority thereof) or the Additional Credit Facility Agent in respect of an Additional Credit Facility shall only require such consent or approval on or after such time as that Additional Credit Facility has been made available and prior to the date that would be the Additional Credit Facility Lender Discharge Date if such term were defined only by reference to the Additional Credit Facility Liabilities and Additional Credit Facility Documents relating to that Additional Credit Facility and shall be deemed not to require the consent of any Additional Credit Facility Lender in respect of that Additional Credit Facility which has been repaid, prepaid or replaced in full in accordance with the relevant Additional Credit Facility Agreement.

(h)

Any matter expressed to require the consent or approval of any Pari Passu Lenders (or any specified majority thereof) or of the Creditor Representative for any Pari Passu Lenders (acting on the instructions of such Pari Passu Lenders) in respect of a Pari Passu Facility shall only require such consent or approval on or after such time as that Pari Passu Facility has been made available and prior to the date that would be the Pari Passu Debt Discharge Date if such term were defined only by reference to the Pari Passu Debt Liabilities and Pari Passu Debt Documents relating to that Pari Passu Facility and shall be deemed not to require the consent of any Pari Passu Lender in respect of that Pari Passu Facility which has been repaid, prepaid or replaced in full in accordance with the relevant Pari Passu Debt Documents.

(i)

Any matter expressed to require the consent or approval of any Pari Passu Noteholder (or any specified majority thereof) or of the Creditor Representative for any Pari Passu Noteholders (acting on the instructions of such Pari Passu Noteholders) in respect of any Pari Passu Notes shall only require such consent or approval on or after such time as such Pari Passu Notes have been issued and prior to the date that would be the Pari Passu Debt Discharge Date if such term were defined only by reference to the Pari Passu Debt Liabilities and Pari Passu Debt Documents relating to those Pari Passu Notes and shall be deemed not to require the consent of any Pari Passu Noteholder in respect of those Pari Passu Notes which have been redeemed, defeased or otherwise discharged in full in accordance with the relevant Pari Passu Debt Documents.

(j)

Any consent to be given under this Agreement shall mean such consent is to be given in writing, which for the purposes of this Agreement will be deemed to include any instructions, waivers or consents provided through any applicable clearance system in accordance with the terms of the relevant Debt Document.

(k)	References to any matter being “permitted” under one or more Debt Documents shall include references to such matters not being prohibited or have otherwise been approved under such Debt Documents.

(l)

Secured Parties may only benefit from Recoveries to the extent that the Liabilities of such Secured Parties have the benefit of the guarantees or security under which such Recoveries are received and provided that, in all cases, the rights of such Secured Parties shall in any event be subject to the priorities set out in Clause 19 (Application of proceeds). This shall not prevent a Secured Party benefiting from such Recoveries where it was not possible as a result of the Agreed Security Principles for the Secured Party to obtain the relevant guarantees or security or affect, in any way, the operation of any other document that is not a Debt Document.

(m)	In respect of the Services and Right to Use Direct Agreement:

(i)

Pursuant to the 2016 Amendment and Restatement Agreement, the definitions of certain words and expressions set out in the 2016 Credit Facility Agreement, the principles of construction and interpretation in clause 1.2 (Construction) of the 2016 Credit Facility Agreement and certain clauses and provisions of the 2016 Credit Facility Agreement were amended, restated and/or modified (in the 2016 Credit Facility Agreement and/or by entry into and restatement in this Agreement), notwithstanding that such words and expressions, principles of construction and interpretation and clauses and provisions may have been referred to (and the definitions of such words and expressions and principles of construction and interpretation imported into or stated to apply) in the Services and Right to Use Direct Agreement. Notwithstanding such amendments, restatements and modifications, for the purposes of the Services and Right to Use Direct Agreement (A) such words and expressions shall have the meanings given to them in the original form of the 2016 Credit Facility Agreement (or as subsequently amended from time to time), including to the extent that any such word or expression is defined in the original form of the 2016 Credit Facility Agreement by way of cross reference to a definition or construction provision in this Agreement, (B) such principles of construction and interpretation shall apply as set out in clause 1.2 (Construction) in the original form of the 2016 Credit Facility Agreement (or as subsequently amended from time to time) and (C) such restated clauses and provisions shall continue to apply wherever (and in whichever Secured Obligations Document(s)) they have been restated.

(ii)

Further, the Services and Right to Use Direct Agreement continues to apply to the Financial Indebtedness outstanding under the 2016 Credit Facility Agreement from time to time and (for the avoidance of doubt) all other Financial Indebtedness that constitutes Secured Obligations (as defined in this Agreement from time to time), notwithstanding that such other Financial Indebtedness may be documented under a Secured Obligations Document other than the 2016 Credit Facility Agreement, and such other Financial Indebtedness is, for the purposes of the Services and Right to Use Direct Agreement (only) and for so long as it is outstanding, deemed to have been incurred and be outstanding under the 2016 Credit Facility Agreement and that the creditors in respect of such Financial Indebtedness are creditors in respect of that Financial Indebtedness under the 2016 Credit Facility Agreement.

(iii)

Without limitation or prejudice to paragraphs (i) and (ii) above, to reflect the intention of the relevant Parties as set out in paragraphs (i) and (ii) above, such Parties agree to the further arrangements set out in Schedule 5 (Continuing Documents).

(iv)

Without prejudice to paragraph (iii) above, the Services and Right to Use Direct Agreement shall be read and construed for all purposes to give effect to paragraphs (i) and (ii) above such that, to the extent any words, expressions or references are not expressly referred to in the further arrangements set out in Schedule 5 (Continuing Documents):

(A)

all other words, expressions and references that could reasonably be considered to affect the Secured Parties shall be read and construed as the Intercreditor Agent and the Borrower (each acting reasonably and having consulted with each Creditor Representative) consider necessary or desirable to give effect to the above and to the principle that the terms of the Services and Right to Use Direct Agreement apply to this Agreement, all Secured Obligations, all Secured Parties and all Secured Obligations Documents contemplated under or in this Agreement (including, without limitation, pursuant to Clause 2.6 (Additional and/or refinancing debt));

(B)

in the case that the Services and Right to Use Direct Agreement refers to a requirement of a provision of the 2016 Credit Facility Agreement and that requirement has been or is (from time to time) amended, varied or deleted and not restated in another Secured Obligations Document (including, without limitation, (x) the reference in clause 28.1.2 (Override) of the Services and Right to Use Direct Agreement to paragraph 4.2 (Reimbursement Agreement) of schedule 7 (Accounts) of the 2016 Credit Facility Agreement and (y) the reference in clause 28.1.3 (Override) of the Services and Right to Use Direct Agreement to paragraph 26 of part I of schedule 9 (Events of Default) of the 2016 Credit Facility Agreement), that requirement shall be treated as having been satisfied for the purposes of the Services and Right to Use Direct Agreement; and

(C)

in the case that the Services and Right to Use Direct Agreement refers to a provision of the 2016 Credit Facility Agreement that has been or is, from time to time, restated in the 2016 Credit Facility Agreement or another Secured Obligations Document (including this Agreement), the Services and Right to Use Direct Agreement shall be treated as referring to that restated provision.

(n)	In respect of each Continuing Document (other than the Services and Right to Use Direct Agreement):

(i)

Pursuant to the 2016 Amendment and Restatement Agreement, the definitions of certain words and expressions set out in the 2016 Credit Facility Agreement, the principles of construction and interpretation in clause 1.2 (Construction) of the 2016 Credit Facility Agreement and certain clauses and provisions of the 2016 Credit Facility Agreement were amended, restated and/or modified (in the 2016 Credit Facility Agreement and/or by entry into and restatement in this Agreement), notwithstanding that such words and expressions, principles of construction and interpretation and clauses and provisions may have been referred to (and the definitions of such words and expressions and principles of construction and interpretation imported into or stated to apply) in one or more of the Continuing Documents. Notwithstanding such amendments, restatements and modifications, for the purposes of each Continuing Document (other than the Services and Right to Use Direct Agreement) (A) such words and expressions shall have the meanings given to them in the original form of the 2016 Credit Facility Agreement (or as subsequently amended from time to time in accordance with this Agreement), including to the extent that any such word or expression is defined in the original form of the 2016 Credit Facility Agreement by way of cross reference to a definition or construction provision in this Agreement, (B) such principles of construction and interpretation shall apply as set out in clause 1.2 (Construction) of the original form of the 2016 Credit Facility Agreement (or as subsequently amended from time to time in accordance with this Agreement) and (C) such restated clauses and provisions shall continue to apply wherever (and in whichever separate Secured Obligations Document(s)) they have been restated.

(ii)

The Parties that are party to each such Continuing Document hereby acknowledge their agreement that (A) such Continuing Document continues to apply to the Financial Indebtedness outstanding under the 2016 Credit Facility Agreement from time to time and (for the avoidance of doubt) all other Financial Indebtedness that constitutes Secured Obligations (as defined in this Agreement from time to time), notwithstanding that such other Financial Indebtedness may be documented under a Secured Obligations Document other than the 2016 Credit Facility Agreement and (B) such other Financial Indebtedness shall be, for the purposes of that Continuing Document (only, and without prejudice to the other provisions of this Agreement) and for so long as it is outstanding, treated as having been incurred and outstanding under the 2016 Credit Facility Agreement and that the creditors in respect of such Financial Indebtedness are creditors in respect of that Financial Indebtedness under the 2016 Credit Facility Agreement.

(iii)

Without limitation or prejudice to paragraphs (i) and (ii) above, to reflect the intention of the relevant Parties as set out in paragraphs (i) and (ii) above, such Parties agree to the further arrangements set out in Schedule 5 (Continuing Documents).

(o)	References in this Agreement to “the date hereof”, “the date of this Agreement” and any other like expressions shall mean 1 December 2016 (November 30, 2016, New York time).

1.3	The Common Security Agent and Intercreditor Agent

(a)

Any reference in a Debt Document to the Common Security Agent providing approval or consent or making a request or direction or determination, or to an item or a person being acceptable to, satisfactory to, to the satisfaction or approved by or specified by the Common Security Agent, or requiring certain steps or actions to be taken, or the Common Security Agent exercising its discretion to permit or waive any action, or the Common Security Agent disagreeing with any calculation, are to be construed, unless otherwise specified, as references to the Common Security Agent taking such action or refraining from acting on the instructions of the Intercreditor Agent or, if applicable, the Instructing Group or any other Creditors or group of Creditors, and where the Common Security Agent is referred to in a Debt Document as acting “reasonably” or in a “reasonable” manner or as coming to an opinion or determination that is “reasonable” (or any similar or analogous wording is used), unless it is not required to do so, this shall mean that the Common Security Agent, as applicable, shall, where it has in fact sought such instructions, be acting or coming to an opinion or determination on the instructions of the Intercreditor Agent or, if applicable, the Instructing Group or any other Creditors or group of Creditors acting reasonably and that the Common Security Agent shall be under no obligation to determine the reasonableness of such instructions from the Intercreditor Agent or, if applicable, the Instructing Group or any other Creditors or group of Creditors or whether in giving such instructions the Intercreditor Agent or, if applicable, the Instructing Group or any other Creditors or group of Creditors are acting in a reasonable manner.

(b)

Any reference in a Debt Document to the Intercreditor Agent providing approval or consent or making a request or direction or determination, or to an item or a person being acceptable to, satisfactory to, to the satisfaction or approved by or specified by the Intercreditor Agent, or requiring certain steps or actions to be taken, or the Intercreditor Agent exercising its discretion to permit or waive any action, or the Intercreditor Agent disagreeing with any calculation, are to be construed, unless otherwise specified, as references to the Intercreditor Agent taking such action or refraining from acting on the instructions of the Instructing Group or any other Creditors or group of Creditors (as applicable), and where the Intercreditor Agent is referred to in a Debt Document as acting “reasonably” or in a “reasonable” manner or as coming to an opinion or determination that is “reasonable” (or any similar or analogous wording is used), unless it is not required to do so, this shall mean that the Intercreditor Agent, as applicable, shall, where it has in fact sought such instructions, be acting or coming to an opinion or determination on the instructions of the Instructing Group or any other Creditors or group of Creditors (as applicable) acting reasonably and that the Intercreditor Agent shall be under no obligation to determine the reasonableness of such instructions from the Instructing Group or any other Creditors or group of Creditors (as applicable) or whether in giving such instructions the Intercreditor Agent or, if applicable, the Instructing Group or any other Creditors or group of Creditors (as applicable) are acting in a reasonable manner.

1.4	Mergers

(a)

Any entity into which the Common Security Agent may be merged or converted or with which the Common Security Agent may be consolidated, or which results from any merger, conversion or consolidation to with the Common Security Agent shall be a party, or any succeeding entity, including Affiliates, to which the Common Security Agent shall sell or otherwise transfer:

(i)	all or substantially all of its assets; or

(ii)	all or substantially all of its corporate trust business,

shall, on the date when the merger, conversion, consolidation or transfer becomes effective and to the extent permitted by any applicable laws become the successor Common Security Agent under this Agreement without the execution or filing of any paper or any further act or formality on the part of the Parties and after the said effective date all references in this Agreement to the Common Security Agent shall be deemed to be references to such successor entity.

(b)

Any entity into which the Intercreditor Agent may be merged or converted or with which the Intercreditor Agent may be consolidated, or which results from any merger, conversion or consolidation to with the Intercreditor Agent shall be a party, or any succeeding entity, including Affiliates, to which the Intercreditor Agent shall sell or otherwise transfer:

(i)	all or substantially all of its assets; or

(ii)	all or substantially all of its corporate trust business,

shall, on the date when the merger, conversion, consolidation or transfer becomes effective and to the extent permitted by any applicable laws become the successor Intercreditor Agent under this Agreement without the execution or filing of any paper or any further act or formality on the part of the Parties and after the said effective date all references in this Agreement to the Intercreditor Agent shall be deemed to be references to such successor entity.

1.5	Third party rights

(a)

Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of this Agreement, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)

Any Receiver, Delegate, any other person described in paragraph (d) of Clause 7 (Existing Subordination Deed), any other person described in paragraph (b) of Clause 21.11 (Exclusion of liability) or other person described in paragraph (b) of Clause 23.10 (Exclusion of liability) may, subject to this Clause 1.5 and the Third Parties Act, rely on any Clause of this Agreement which expressly confers rights on it.

(d)

The Third Parties Act shall apply to this Agreement in respect of any Pari Passu Noteholder. For the purposes of paragraph (b) above and this paragraph (d), upon any person becoming a Pari Passu Noteholder, such person shall be deemed to be a Party to this Agreement and shall be bound by the provisions of this Agreement and be deemed to receive the benefits of this Agreement, and be subject to the terms and conditions hereof, as if such person were a Party hereto.

Section 2

Ranking and Primary Creditors

2.	Ranking and priority

2.1	Primary Creditor Liabilities

Each of the Parties agrees that the Credit Facility Liabilities, the Hedging Liabilities and the Pari Passu Debt Liabilities owed by the Debtors to the Primary Creditors shall rank in right and priority of payment pari passu and without any preference between them.

2.2	Transaction Security

Each of the Parties agrees that the Transaction Security shall rank and secure the Credit Facility Liabilities, the Hedging Liabilities and the Pari Passu Debt Liabilities (subject to the terms of this Agreement) pari passu and without any preference between them (but only to the extent that such Transaction Security is expressed to secure those Liabilities).

2.3	Subordinated and Intra-Group Liabilities

(a)	Each of the Parties agrees that the Subordinated Liabilities and the Intra-Group Liabilities are postponed and subordinated to the Liabilities owed by the Debtors to the Primary Creditors.

(b)	This Agreement does not purport to rank any of the Subordinated Liabilities or the Intra-Group Liabilities as between themselves.

2.4	Creditor Representative Amounts

Subject to Clause 19 (Application of proceeds) where applicable, nothing in this Agreement will prevent payment by the Parent or any Debtor of the Creditor Representative Amounts or the receipt and retention of such Creditor Representative Amounts by the relevant Creditor Representative(s).

2.5	Anti-layering

(a)	This Clause 2.5 shall apply from time to time upon the incurrence of any Pari Passu Debt Liabilities.

(b)

Notwithstanding anything in any Debt Document to the contrary, until the Pari Passu Debt Discharge Date, no Debtor shall, without the approval of the Required Pari Passu Creditors, issue or allow to remain outstanding any Liabilities that:

(i)	are secured or expressed to be secured by Common Transaction Security on a basis (i) junior to any of the Super Senior Liabilities but (ii) senior to any of the Pari Passu Debt Liabilities;

(ii)	are expressed to rank so that they are subordinated to any of the Super Senior Liabilities but are senior to any of the Pari Passu Debt Liabilities; or

(iii)	are contractually subordinated in right of payment to any of the Super Senior Liabilities and senior in right of payment to the Pari Passu Debt Liabilities,

in each case, unless such ranking or subordination arises as a matter of law.

2.6	Additional and/or refinancing debt

(a)	The Creditors acknowledge that the Debtors (or any of them) may wish to:

(i)	incur additional Borrowing Liabilities and/or Guarantee Liabilities in respect of such additional Borrowing Liabilities; or

(ii)	refinance Borrowing Liabilities and/or Guarantee Liabilities in respect of such additional Borrowing Liabilities,

which, in any such case, are intended to rank pari passu with or in priority to any existing Liabilities (but not in priority to the Super Senior Liabilities) and/or share pari passu with or in priority to any existing Liabilities (but not in priority to the Super Senior Liabilities) in any existing Common Transaction Security and/or to rank behind any existing Liabilities and/or to share in any existing Common Transaction Security behind such existing Liabilities.

(b)

Subject to Clause 2.5 (Anti-layering), without limiting the generality of any other applicable provision of this Agreement including Clause 25.11 (Accession of Credit Facility Creditors under New Credit Facilities), the Creditors confirm that if and to the extent a financing or refinancing referred to in paragraph (a) above and such ranking and such Security is not prohibited by the terms of the Debt Documents at such time, they will (at the cost of the Debtors) co-operate with the Debtors with a view to enabling such financing or refinancing and such sharing in the Common Transaction Security to take place. In particular, but without limitation, each of the Secured Parties hereby irrevocably authorises and directs each of their Creditor Representatives, the Intercreditor Agent and the Common Security Agent (as applicable) to execute any amendment to this Agreement and such other Debt Documents required to reflect such arrangements to the extent such financing, refinancing and/or sharing is not prohibited by such Debt Documents.

3.	Credit Facility Creditors and Credit Facility Liabilities

3.1	Payment of Credit Facility Liabilities

(a)

Subject to paragraph (b) below and Clause 3.2 (Rolled Loan – restrictions), and without prejudice to any restrictions contained in the Pari Passu Debt Documents (other than this Agreement), the Debtors may make Payments of the Credit Facility Liabilities at any time in accordance with, and subject to the provisions of, the relevant Credit Facility Documents.

(b)

Subject to paragraph (b) of Clause 12.3 (Set-off) and Clause 19.3 (Treatment of Credit Facility Cash Cover and Credit Facility Lender Cash Collateral), following the occurrence of an Acceleration Event which is continuing no member of the Group may make Payments of (or in satisfaction of) the Credit Facility Liabilities (save in the case of Liabilities constituting Creditor Representative Amounts) except from Enforcement Proceeds distributed in accordance with Clause 19 (Application of proceeds), other than any distribution or dividend out of any Debtor’s unsecured assets (pro rata to each unsecured creditor’s claim) made by a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer appointed in respect of any Debtor or any of its assets, (unless, at any time at which the Intercreditor Agent or Common Security Agent is required to act in accordance with Enforcement Instructions issued by the Majority Super Senior Creditors pursuant to Clause 15.2 (Instructions to enforce), the Majority Super Senior Creditors give notice to the Intercreditor Agent that the restrictions in each of paragraph (b) of Clause 3.1 (Payment of Credit Facility Liabilities), paragraph (b) of Clause 4.1 (Payment of Pari Passu Debt Liabilities) and the proviso to Clause 5.2 (Restriction on Payments: Hedging Liabilities) will cease to apply), provided that in the case where the only Acceleration Event that is continuing is a Credit Facility Acceleration Event, one or more members of the Group may make Payments to effect the Credit Facility Lender Discharge Date (in which case and conditional upon such event occurring, that Credit Facility Acceleration Event shall be deemed to have ceased to occur for the purposes of this paragraph (b), notwithstanding that a principal amount of the Rolled Loan may be outstanding at such time).

3.2	Rolled Loan – restrictions

(a)

The provisions of this Clause 3.2 shall override anything in this Agreement or the other Debt Documents to the contrary. No amendment or waiver may be made that has the effect of changing or which relates to this Clause 3.2 without the consent of each Pari Passu Note Trustee on behalf of the Pari Passu Noteholders in respect of which it is the Creditor Representative, the Pari Passu Lenders, the Intercreditor Agent, the Additional Credit Facility Lenders and the Rolled Loan Facility Lender.

(b)	Each Debtor and the Rolled Loan Facility Lender agrees for the benefit of the Secured Parties that, unless and until the Rolled Loan Release Date has occurred:

(i)

in the case of each Debtor, it shall not (and it shall procure that no member of the Group and none of their other Affiliates will) make Payments (or encourage any other person to make Payments) of (or in satisfaction of) or exercise any set off against the Liabilities in respect of the principal amount of the Rolled Loan (other than Payment of the Rolled Loan at its maturity as set out in the 2016 Credit Facility Agreement (the “Permitted Rolled Loan Payment”)) and, in the case of the Rolled Loan Facility Lender, it shall not accept any such Payments (or encourage any person to make such Payments or accept such Payments on its behalf) of (or in satisfaction of) or exercise any set off in respect of the Liabilities in respect of the principal amount of the Rolled Loan owed to it (other than the Permitted Rolled Loan Payment), in each case except from Enforcement Proceeds distributed in accordance with Clause 19 (Application of proceeds), other than any distribution or dividend out of any Debtor’s unsecured assets (pro rata to each unsecured creditor’s claim) made by a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer appointed in respect of any Debtor or any of its assets;

(ii)

in the case of the Company, it shall not make or take any steps to make any withdrawal from the Rolled Loan Cash Collateral Account other than to directly facilitate the making of the Permitted Rolled Loan Payment or to reimburse itself after having made the Permitted Rolled Loan Payment;

(iii)	in the case of each Debtor, it shall not (and it shall procure that no member of the Group and none of their other Affiliates will) purchase or offer to purchase any interest in the Rolled Loan;

(iv)	in the case of the Rolled Loan Facility Lender, it shall not knowingly transfer or assign all or any interest in the Rolled Loan to a Sponsor Affiliate;

(v)

it shall not amend the terms of the 2016 Credit Facility Documents with respect to the Rolled Loan if the amendment would be an amendment to the amount or terms of repayment or prepayment (mandatory or otherwise) of all or part of the Rolled Loan, if the amendment would be an amendment to any date of repayment or prepayment (mandatory or otherwise) of the Rolled Loan so as to provide for the earlier repayment or prepayment of all or part of the Rolled Loan or to establish any right of the Rolled Loan Facility Lender to demand the prepayment of the Rolled Loan in addition to any rights contained in the original form of the 2016 Credit Facility Agreement (or to waive or amend the conditionality contained in the original form of the 2016 Credit Facility Agreement with respect to such rights in a manner that would be adverse to the interests of the Additional Credit Facility Lenders and/or the Pari Passu Creditors); and

(vi)

in the case of the Rolled Loan Facility Lender, it shall not take any Enforcement Action in respect of the principal amount of the Rolled Loan or any Transaction Security in respect of the Rolled Loan Cash Collateral Account (i) other than after the occurrence of an Insolvency Event in relation to the Company in which case it reserves its rights to be able to exercise any right it may otherwise have to (x) accelerate the Rolled Loan or declare the Rolled Loan prematurely due and payable or payable on demand or (y) claim and prove in the liquidation of the Company for the principal amount of the Rolled Loan or (ii) in the case of a failure by the Company to make the Permitted Rolled Loan Payment in accordance with the terms of the 2016 Credit Facility Agreement and provided that no Common Transaction Initial Enforcement Notice has been delivered pursuant to Clause 15.2 (Instructions to enforce), unless and until the date falling six (6) months after the date of such failure has occurred.

(c)

In the case of a Payment made and purported to have effect in breach of the provisions of paragraph (b)(i) above, such purported effect shall be void and deemed not to have occurred and shall instead be deemed an advance by the relevant payer (or, if such payer is not a Party, an advance by the Company) of a loan in an amount equal to the amount of such Payment to the Rolled Loan Facility Lender, such loan being immediately repayable by the Rolled Loan Facility Lender and the Rolled Loan Facility Lender undertakes for the benefit of the other Secured Parties to repay such loan as soon as reasonably practicable.

(d)

In the case of a purported set off in respect of the Liabilities in respect of the principal amount of the Rolled Loan that would be in breach of paragraph (b)(i) above, such purported set off shall be void and deemed not to have occurred.

(e)

In the case of a purported transfer or assignment or purchase of any other interest in the Rolled Loan that would be in breach of paragraph (b)(iii) above, such purported transfer or assignment or purchase shall be void and deemed not to have occurred.

(f)

In the case of a transfer or assignment or purchase of any other interest in the Rolled Loan by a Sponsor Affiliate on or before the Rolled Loan Release Date, to the extent that such Sponsor Affiliate is a Party or becomes a Party, that Sponsor Affiliate agrees to promptly on request by the Intercreditor Agent transfer all of its interests in the Rolled Loan to a person nominated by the Intercreditor Agent (acting on the instructions of any Secured Party that is not a member of the Group or a Sponsor Affiliate (and, in the case of the receipt of instructions from more than one such Secured Party, on the basis of the first instructions received)) for one Hong Kong dollar (HK$1) and on such other terms as the Intercreditor Agent (acting on the instructions of any Secured Party that is not a member of the Group or a Sponsor Affiliate) may stipulate (and, in the case of the receipt of instructions from more than one such Secured Party, on the basis of the first instructions received).

(g)	The Intercreditor Agent shall not authorise any withdrawal from the Rolled Loan Cash Collateral Account on or before the Rolled Loan Release Date.

(h)

In the case of a failure by the Company to make the Permitted Rolled Loan Payment in accordance with the terms of the 2016 Credit Facility Agreement, the provisions of Clause 6.1 (Option to purchase: Pari Passu Debt Creditors) shall apply mutatis mutandis as if such failure were a Distress Event, that provision applied only to the Rolled Loan Facility Lender’s rights, benefits and obligations in respect of the Rolled Loan and paragraph (c) of Clause 6.1 (Option to purchase: Pari Passu Debt Creditors) did not apply.

(i)

No Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Debt Document by the operation of this Clause 3.2 even if its obligation to make that Payment is restricted at any time by the terms of this Clause 3.2.

3.3	Security: Credit Facility Creditors

(a)

Other than as set out in this Clause 3.3 or in respect of the Common Transaction Security, no Debtor shall (and each Debtor shall procure that no member of the Group will) grant to any of the Credit Facility Creditors the benefit of any Security in respect of that Credit Facility Creditor’s Secured Obligations or otherwise permit such Security to subsist.

(b)

Other than as set out in Clause 3.5 (Security: Ancillary Lenders and Issuing Banks) and without prejudice to paragraph (c) below, the Credit Facility Creditors may take, accept or receive the benefit of any Security in respect of the Credit Facility Liabilities from any member of the Group in addition to the Common Transaction Security that (except for any Security permitted under Clause 3.5 (Security: Ancillary Lenders and Issuing Banks)) to the extent legally possible and subject to any Agreed Security Principles is, at the same time, also offered either:

(i)	to the Common Security Agent as trustee for the other Secured Parties in respect of their Liabilities; or

(ii)	in the case of any jurisdiction in which effective Security cannot be granted in favour of the Common Security Agent as trustee for the Secured Parties:

(A)	to the other Secured Parties in respect of their Liabilities; or

(B)	to the Common Security Agent under a parallel debt structure for the benefit of the other Secured Parties,

and ranks in the same order of priority as that contemplated in Clause 2.2 (Transaction Security), provided that all amounts received or recovered by any Secured Party with respect to such Security are immediately payable to the Common Security Agent to be held in accordance with this Agreement and applied in accordance with Clause 19 (Application of proceeds).

(c)	The Rolled Loan Facility Lender may take, accept or receive the benefit of Security over the Rolled Loan Cash Collateral Account.

3.4	Guarantees: Credit Facility Creditors

(a)

Other than as set out in this Clause 3.4, no Debtor shall (and each Debtor shall procure that no member of the Group will) incur or allow to remain outstanding any guarantee, indemnity or other assurance against loss in respect of a Credit Facility Creditor’s Secured Obligations.

(b)

Other than as set out in Clause 3.5 (Security: Ancillary Lenders and Issuing Banks), the Credit Facility Creditors may take, accept or receive the benefit of any guarantee, indemnity or other assurance against loss from any member of the Group in respect of the Credit Facility Liabilities:

(i) (A)	in the original form of the 2016 Credit Facility Agreement; or

(B)	in case of Additional Credit Facility Creditors, in an Additional Credit Facility Agreement, to the extent set out in an Equivalent Provision; or

(ii)	in this Agreement; or

(iii)

in the original form of Mandate Documents (as defined in the 2016 Credit Facility Agreement) (or any equivalent provision in any mandate documents, commitment and fee letters entered into in connection with any additional Credit Facility made available under any Credit Facility Agreement after the date of this Agreement and which is similar in meaning and effect); or

(iv)	in the original form of the Rolled Loan Cash Collateral; or

(v)	in any fee letter in respect of fees payable to any Credit Facility Agent or any Credit Facility Arranger; or

(vi)	in any Common Assurance; or

(vii)

otherwise, if (except for any guarantee, indemnity or other assurance against loss permitted under Clause 3.5 (Security: Ancillary Lenders and Issuing Banks)) and to the extent legally possible and subject to any Agreed Security Principles, at the same time it is also offered to the other Secured Parties in respect of their Liabilities and ranks in the same order of priority as that contemplated in Clause 2 (Ranking and priority) and all amounts received or recovered by any Secured Party with respect to such guarantee, indemnity or other assurance against loss on or after an Acceleration Event which is continuing are immediately payable to the Common Security Agent to be held in accordance with this Agreement and applied in accordance with Clause 19 (Application of proceeds).

3.5	Security: Ancillary Lenders and Issuing Banks

No Ancillary Lender or Issuing Bank will, unless the prior consent of the Majority Super Senior Creditors and the Required Pari Passu Creditors is obtained, take, accept or receive from any member of the Group the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities owed to it other than:

(a)	the Common Transaction Security;

(b)	each guarantee, indemnity or other assurance against loss contained in:

(i) (A)	the original form of the 2016 Credit Facility Agreement; or

(B)	in case of Additional Credit Facility Creditors, in an Additional Credit Facility Agreement, to the extent set out in an Equivalent Provision;

(ii)	this Agreement; or

(iii)	any Common Assurance;

(c)	indemnities and assurances against loss contained in the Ancillary Documents no greater in extent than any of those referred to in paragraph (b) above;

(d)	any Credit Facility Cash Cover permitted under the relevant Credit Facility Documents relating to any Ancillary Facility or for any Letter of Credit issued by an Issuing Bank;

(e)

the indemnities contained in an ISDA Master Agreement (in the case of a Hedging Ancillary Document which is based on an ISDA Master Agreement) or any indemnities which are similar in meaning and effect to those indemnities (in the case of a Hedging Ancillary Document which is not based on an ISDA Master Agreement); or

(f)

any Security, guarantee, indemnity or other assurance against loss giving effect to, or arising as a result of the effect of, any netting or set-off arrangement relating to the Ancillary Facilities for the purpose of netting debit and credit balances arising under the Ancillary Facilities.

3.6	Restriction on Enforcement: Ancillary Lenders and Issuing Banks

Subject to Clause 3.7 (Permitted Enforcement: Ancillary Lenders and Issuing Banks), so long as any of the Super Senior Liabilities (other than any Liabilities owed to the Ancillary Lenders or Issuing Banks) are or may be outstanding, none of the Ancillary Lenders nor the Issuing Banks shall be entitled to take any Enforcement Action in respect of any of the Liabilities owed to it.

3.7	Permitted Enforcement: Ancillary Lenders and Issuing Banks

(a)	Each Ancillary Lender and Issuing Bank may take Enforcement Action which would be available to it but for Clause 3.6 (Restriction on Enforcement: Ancillary Lenders and Issuing Banks) if:

(i)

at the same time as, or prior to, that action, Enforcement Action has been taken in respect of any of the Credit Facility Liabilities (excluding the Liabilities owing to Ancillary Lenders and the Issuing Banks), in which case the Ancillary Lenders and the Issuing Banks may take the same Enforcement Action as has been taken in respect of those Credit Facility Liabilities;

(ii)	on or prior to the Credit Facility Lender Discharge Date, that action is contemplated by the relevant Credit Facility Agreement or Clause 3.5 (Security: Ancillary Lenders and Issuing Banks);

(iii)	after the Credit Facility Lender Discharge Date, that action is contemplated by the relevant Credit Facility Agreement or Clause 3.5 (Security: Ancillary Lenders and Issuing Banks);

(iv)	that Enforcement Action is taken in respect of Credit Facility Cash Cover which has been provided in accordance with the relevant Credit Facility Agreement;

(v)	at the same time as or prior to, that action, the consent of the Majority Super Senior Creditors is obtained; or

(vi)

an Insolvency Event has occurred in relation to any member of the Group, in which case after the occurrence of that Insolvency Event, each Ancillary Lender and each Issuing Bank shall be entitled (if it has not already done so) to exercise any right it may otherwise have in respect of that member of the Group to:

(A)	accelerate any of that member of the Group’s Credit Facility Liabilities or declare them prematurely due and payable on demand;

(B)	make a demand under any guarantee, indemnity or other assurance against loss given by that member of the Group in respect of any Credit Facility Liabilities;

(C)	exercise any right of set-off or take or receive any Payment in respect of any Credit Facility Liabilities of that member of the Group; or

(D)	claim and prove in the liquidation of that member of the Group for the Credit Facility Liabilities owing to it.

3.8	Amendments and waivers: Credit Facility Agreement

(a)

The 2016 Credit Facility Lenders agree for the benefit of the other Secured Parties that they shall not, prior to the later of the Additional Credit Facility Lender Discharge Date and the Pari Passu Discharge Date, amend (i) the terms of paragraphs (k) or (l) of clause 1.2 (Construction) of the original form of the 2016 Credit Facility Agreement, (ii) the definitions of “Secured Obligations”, “Secured Obligations Documents”, “Secured Parties”, “Security Agent”, “Services and Right to Use Direct Agreement”, “Account”, “Completion Support Release Date”, “Continuing Documents”, “Debt Service Accrual Account”, “Debt Service Reserve Account”, “Direct Agreement”, “Equity”, “Excess Cashflow”, “First Utilisation”, “Gaming Area”, “Group Insured”, “Hedging Agreement”, “Hedging Liabilities”, “High Yield Note Disbursement Agreement”, “High Yield Note Interest Reserve Account”, “High Yield Net Proceeds Account”, “Insurance Policy”, “Major Project Documents”, “Permitted Distribution”, “Pledge of Enterprise”, “Repayment Instalment”, “Representative”, “Specific Contracts”, “Subordinated Creditor”, “Subordinated Debt”, “Subordination Deed” and “Term Loan Facility” each as set out in the original form of the 2016 Credit Facility Agreement or (iii) the proviso to the definition of any of the following defined terms: “Agent”, “Event of Default”, “Facility”, “Finance Document”, “Finance Party” or “Lender” each as set out in the original form of the 2016 Credit Facility Agreement, in each case unless:

(i)

the amendment or waiver is of a minor, technical or administrative nature or corrects a manifest error and is not prejudicial to the Additional Credit Facility Lenders or Pari Passu Creditors (taken as a whole); or

(ii)	the prior consent of the “Majority Lenders” (under and as defined in any Additional Credit Facility Agreement) and the Required Pari Passu Creditors is obtained.

(b)

The 2016 Credit Facility Lenders further agree for the benefit of the other Secured Parties that they shall not, prior to the later of the Additional Credit Facility Lender Discharge Date and the Pari Passu Discharge Date, otherwise amend clause 1.2 (Construction) of the 2016 Credit Facility Agreement in a manner that could reasonably be considered to be (i) inconsistent with the arrangements contemplated in paragraphs (m) or (n) of Clause 1.2 (Construction) or Clause 32 (Services and Right to Use Direct Agreement) or (ii) materially prejudicial to the interests of the Secured Parties (taken as a whole) in respect of clauses 11 (Secured Parties’ Enforcement Action) to 19 (Statement of Secured Obligations) (inclusive) of the Services and Right to Use Direct Agreement.

4.	Pari Passu Debt Creditors and Pari Passu Debt Liabilities

4.1	Payment of Pari Passu Debt Liabilities

(a)

Subject to paragraph (b) below, and without prejudice to any restrictions contained in the Credit Facility Documents (other than this Agreement), the Debtors may make Payments of the Pari Passu Debt Liabilities at any time in accordance with, and subject to the provisions of, the Pari Passu Debt Documents.

(b)

Following the occurrence of an Acceleration Event which is continuing (until the occurrence of the later of the Super Senior Discharge Date and the Rolled Loan Discharge Date), no member of the Group may make Payments of (or in satisfaction of) the Pari Passu Debt Liabilities (save in the case of Liabilities constituting Creditor Representative Amounts) except from Enforcement Proceeds distributed in accordance with Clause 19 (Application of proceeds), other than any distribution or dividend out of any Debtor’s unsecured assets (pro rata to each unsecured creditor’s claim) made by a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer appointed in respect of any Debtor or any of its assets, (unless, at any time at which the Common Security Agent is required to act in accordance with Enforcement Instructions issued by the Majority Super Senior Creditors pursuant to Clause 15.2 (Instructions to enforce), the Majority Super Senior Creditors give notice to the Intercreditor Agent that the restrictions in each of paragraph (b) of Clause 3.1 (Payment of Credit Facility Liabilities), paragraph (b) of Clause 4.1 (Payment of Pari Passu Debt Liabilities) and the proviso to Clause 5.2 (Restriction on Payments: Hedging Liabilities) will cease to apply), provided that any amount standing to the credit of a Pari Passu Facility Debt Service Reserve Account or a Pari Passu Notes Interest Accrual Account as at the date of the Acceleration Event may be applied in payment of interest and other scheduled debt servicing in accordance with the terms of the applicable Pari Passu Debt Document(s).

4.2	Security: Pari Passu Debt Creditors

(a)

Other than as set out in this Clause 4.2 or in respect of the Common Transaction Security, no Debtor shall (and each Debtor shall procure that no member of the Group will) grant to any of the Pari Passu Debt Creditors the benefit of any Security in respect of that Pari Passu Debt Creditor’s Secured Obligations or otherwise permit such Security to subsist.

(b)

Without prejudice to paragraphs (c) and (d) below, the Pari Passu Debt Creditors may take, accept or receive the benefit of any Security in respect of the Pari Passu Debt Liabilities from any member of the Group in addition to the Common Transaction Security that to the extent legally possible and subject to any Agreed Security Principles is, at the same time, also offered either:

(i)	to the Common Security Agent as trustee for the other Secured Parties in respect of their Liabilities; or

(ii)	in the case of any jurisdiction in which effective Security cannot be granted in favour of the Common Security Agent as trustee for the Secured Parties:

(A)	to the other Secured Parties in respect of their Liabilities; or

(B)	to the Common Security Agent under a parallel debt structure for the benefit of the other Secured Parties,

and (subject to the terms of this Agreement) ranks in the same order of priority as that contemplated in Clause 2.2 (Transaction Security), provided that all amounts received or recovered by any Secured Party with respect to such Security are immediately payable to the Common Security Agent to be held in accordance with this Agreement and applied in accordance with Clause 19 (Application of proceeds).

(c)

The Pari Passu Debt Creditors in respect of a series of Pari Passu Notes may take, accept or receive the benefit of Security over the Pari Passu Notes Interest Accrual Account relating to such series of Pari Passu Notes.

(d)

The Pari Passu Debt Creditors in respect of a Pari Passu Facility may take, accept or receive the benefit of Security over the Pari Passu Facility Debt Service Reserve Account relating to such Pari Passu Facility.

4.3	Guarantees: Pari Passu Debt Creditors

(a)

Other than as set out in this Clause 4.3, no Debtor shall (and each Debtor shall procure that no member of the Group will) incur or allow to remain outstanding any guarantee, indemnity or other assurance against loss in respect of a Pari Passu Debt Creditor’s Secured Obligations.

(b)

The Pari Passu Debt Creditors may take, accept or receive the benefit of any guarantee, indemnity or other assurance against loss from any member of the Group in respect of the Pari Passu Debt Liabilities:

(i)

in any Equivalent Provision in a Pari Passu Note Indenture or Pari Passu Facility Agreement corresponding to the Senior Secured 2021 Note Indenture, the Senior Secured 2021 Notes and the Senior Secured 2021 Note Guarantees or the Credit Facility Agreements (as applicable); or

(ii)	in this Agreement; or

(iii)

in any Transaction Security Agreement in respect of any Credit-Specific Transaction Security applicable to such Pari Passu Debt Liabilities, to the extent such guarantee, indemnity or other assurance against loss is substantially equivalent to any guarantee, indemnity or other assurance against loss in any Transaction Security Agreement in respect of any Credit-Specific Transaction Security that was entered into prior to the 2022 ICA Amendment and Restatement Effective Date; or

(iv)	in any Common Assurance; or

(v)

otherwise, if and to the extent legally possible and subject to any Agreed Security Principles at the same time it also offered to the other Secured Parties in respect of their respective Liabilities and (subject to the terms of this Agreement) ranks in the same order of priority as that contemplated in Clause 2 (Ranking and priority) and all amounts received or recovered by any Secured Party with respect to such guarantee, indemnity or other assurance against loss on or after an Acceleration Event which is continuing are immediately payable to the Common Security Agent to be held in accordance with this Agreement and applied in accordance with Clause 19 (Application of proceeds).

5.	Hedge Counterparties and Hedging Liabilities

5.1	Identity of Hedge Counterparties

(a)

Subject to paragraph (b) below, no entity providing hedging arrangements to any Debtor shall be entitled to share in any of the Transaction Security or in the benefit of any guarantee or indemnity in respect of any of the liabilities and obligations arising in relation to those hedging arrangements nor shall those liabilities and obligations be treated as Hedging Liabilities unless that entity is or becomes a Party as a Hedge Counterparty.

(b)	Paragraph (a) above shall not apply to a Hedging Ancillary Lender.

5.2	Restriction on Payments: Hedging Liabilities

The Debtors shall not, and shall procure that no other member of the Group will, make any Payment of the Hedging Liabilities at any time unless:

(a)	that Payment is permitted under Clause 5.3 (Permitted Payments: Hedging Liabilities); or

(b)	the taking or receipt of that Payment is permitted under paragraph (b) of Clause 5.9 (Permitted Enforcement: Hedge Counterparties),

provided that (unless, at any time at which the Common Security Agent is required to act in accordance with Enforcement Instructions issued by the Majority Super Senior Creditors pursuant to Clause 15.2 (Instructions to enforce), the Majority Super Senior Creditors give notice to the Security Agent that the restrictions in each of paragraph (b) of Clause 3.1 (Payment of Credit Facility Liabilities), paragraph (b) of Clause 4.1 (Payment of Pari Passu Debt Liabilities) and this proviso will cease to apply), following the occurrence of an Acceleration Event which is continuing (until the occurrence of the later of the Super Senior Discharge Date and the Rolled Loan Discharge Date), no member of the Group may make Payments of the Hedging Liabilities except from Enforcement Proceeds distributed in accordance with Clause 19 (Application of proceeds), other than any distribution or dividend out of any Debtor’s unsecured assets (pro rata to each unsecured creditor’s claim) made by a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer appointed in respect of any Debtor or any of its assets.

5.3	Permitted Payments: Hedging Liabilities

(a)

Subject to paragraph (b) below, the Debtors may make Payments to any Hedge Counterparty in respect of the Hedging Liabilities then due to that Hedge Counterparty under any Hedging Agreement in accordance with the terms of that Hedging Agreement:

(i)	if the Payment is a scheduled Payment arising under the relevant Hedging Agreement;

(ii)	to the extent that the relevant Debtor’s obligation to make the Payment arises as a result of the operation of:

(A)

any of sections 2(d) (Deduction or Withholding for Tax), 2(e) (Default Interest; Other Amounts), 8(a) (Payment in the Contractual Currency), 8(b) (Judgments) and 11 (Expenses) of the 1992 ISDA Master Agreement (if the Hedging Agreement is based on a 1992 ISDA Master Agreement);

(B)

any of sections 2(d) (Deduction or Withholding for Tax), 8(a) (Payment in the Contractual Currency), 8(b) (Judgments), 9(h)(i) (Prior to Early Termination) and 11 (Expenses) of the 2002 ISDA Master Agreement (if the Hedging Agreement is based on a 2002 ISDA Master Agreement); or

(C)	any provision of a Hedging Agreement which is similar in meaning and effect to any provision listed in paragraphs (A) or (B) above (if the Hedging Agreement is not based on an ISDA Master Agreement);

(iii)	to the extent that the relevant Debtor’s obligation to make the Payment arises from a Non-Credit Related Close-Out;

(iv)	to the extent that:

(A)	the relevant Debtor’s obligation to make the Payment arises from:

(1)	a Credit Related Close-Out in relation to that Hedging Agreement; or

(2)	a Permitted Automatic Early Termination under that Hedging Agreement which arises as a result of an event relating to a Debtor; and

(B)	no Event of Default is continuing at the time of that Payment or would result from that Payment;

(v)

to the extent that no Event of Default is continuing or would result from that Payment and the relevant Debtor’s obligation to make the Payment arises as a result of a close-out or termination arising as a result of:

(A)

section 5(a)(vii) (Bankruptcy) of the 1992 ISDA Master Agreement (if the relevant Hedging Agreement is based on a 1992 ISDA Master Agreement) and the Event of Default (as defined in the relevant Hedging Agreement) has occurred with respect to the relevant Hedge Counterparty;

(B)

section 5(a)(vii) (Bankruptcy) of the 2002 ISDA Master Agreement (if the relevant Hedging Agreement is based on a 2002 ISDA Master Agreement) and the Event of Default (as defined in the relevant Hedging Agreement) has occurred with respect to the relevant Hedge Counterparty;

(C)

any provision of a Hedging Agreement which is similar in meaning and effect to any provision listed in paragraphs (A) or (B) above (if the Hedging Agreement is not based on an ISDA Master Agreement) and the equivalent event of default has occurred with respect to the relevant Hedge Counterparty; or

(D)

the relevant Debtor terminating or closing-out the relevant Hedging Agreement as a result of a Hedging Force Majeure and the Termination Event (as defined in the relevant Hedging Agreement in the case of a Hedging Agreement based on an ISDA Master Agreement) or the equivalent termination event (in the case of a Hedging Agreement not based on an ISDA Master Agreement) has occurred with respect to the relevant Hedge Counterparty; or

(vi)	if the Majority Super Senior Creditors and the Required Pari Passu Creditors give prior consent to the Payment being made.

(b)

No Payment may be made to a Hedge Counterparty under paragraph (a) above if any scheduled Payment due from that Hedge Counterparty to a Debtor under a Hedging Agreement to which they are both party is due and unpaid unless the prior consent of the Majority Super Senior Creditors and the Required Pari Passu Creditors is obtained. For the avoidance of doubt, this provision shall not affect any Payment which is due from a Hedge Counterparty to a Debtor pursuant to a Hedging Agreement to which that Hedge Counterparty and Debtor are both party and which is being terminated or closed out.

(c)

Failure by a Debtor to make a Payment to a Hedge Counterparty which results solely from the operation of paragraph (b) above shall, without prejudice to Clause 5.4 (Payment obligations continue), not result in a default (however described) in respect of that Debtor under that Hedging Agreement.

5.4	Payment obligations continue

No Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Debt Document by the operation of Clauses 5.2 (Restriction on Payment: Hedging Liabilities) and 5.3 (Permitted Payments: Hedging Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

5.5	No acquisition of Hedging Liabilities

The Debtors shall not, and shall procure that no other member of the Group will:

(a)	enter into any Liabilities Acquisition; or

(b)	beneficially own all or any part of the share capital of a company that is party to a Liabilities Acquisition,

in respect of any of the Hedging Liabilities, unless the prior consent of the Majority Super Senior Creditors and the Required Pari Passu Creditors is obtained.

5.6	Amendments and waivers: Hedging Agreements

(a)	Subject to paragraph (b) below, the Hedge Counterparties may not, at any time, amend or waive any term of the Hedging Agreements.

(b)

A Hedge Counterparty may amend or waive any term of a Hedging Agreement in accordance with the terms of that Hedging Agreement if the amendment or waiver (i) does not breach another term of this Agreement and (ii) would not result in a breach of any Credit Facility Agreement or any Pari Passu Debt Document.

5.7	Security: Hedge Counterparties

The Hedge Counterparties may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss from any member of the Group in respect of the Hedging Liabilities other than:

(a)	the Common Transaction Security;

(b)	any guarantee, indemnity or other assurance against loss contained in:

(i)	the original form of Clause 5.15 (Hedge Counterparties’ guarantee and indemnity) and Schedule 9 (Hedge Counterparties’ guarantee and indemnity);

(ii)	this Agreement (other than Clause 5.15 (Hedge Counterparties’ guarantee and indemnity) and Schedule 9 (Hedge Counterparties’ guarantee and indemnity));

(iii)	any Common Assurance; or

(iv)	the relevant Hedging Agreement no greater in extent than any of those referred to in paragraphs (i) to (iii) above;

(c)

as otherwise contemplated by Clauses 3.3 (Security: Credit Facility Creditors), 3.4 (Guarantees: Credit Facility Creditors), 4.2 (Security: Pari Passu Debt Creditors); and 4.3 (Guarantees: Pari Passu Debt Creditors); and

(d)

the indemnities contained in the ISDA Master Agreements (in the case of a Hedging Agreement which is based on an ISDA Master Agreement) or any indemnities which are similar in meaning and effect to those indemnities (in the case of a Hedging Agreement which is not based on an ISDA Master Agreement).

5.8	Restriction on Enforcement: Hedge Counterparties

Subject to Clause 5.9 (Permitted Enforcement: Hedge Counterparties) and Clause 5.10 (Required Enforcement: Hedge Counterparties) and without prejudice to each Hedge Counterparty’s rights under Clauses 15.3 (Enforcement Instructions) and 15.5 (Manner of Enforcement), the Hedge Counterparties shall not take any Enforcement Action in respect of any of the Hedging Liabilities or any of the hedging transactions under any of the Hedging Agreements at any time.

5.9	Permitted Enforcement: Hedge Counterparties

(a)

To the extent it is able to do so under the relevant Hedging Agreement, a Hedge Counterparty may terminate or close-out in whole or in part any hedging transaction under that Hedging Agreement prior to its stated maturity:

Non-Credit Related Close-Outs

(i)

if, prior to a Distress Event, the Parent has confirmed in writing to that Hedge Counterparty that that termination or close-out would not result in a breach of any term of a Credit Facility Document or Pari Passu Debt Document;

(ii)	if a Hedging Force Majeure has occurred in respect of that Hedging Agreement;

(iii)	to the extent necessary to comply with paragraph (c) of Clause 5.13 (Total Interest Rate Hedging and Total Exchange Rate Hedging);

(iv)	to ensure that the Common Currency Amount of a Hedge Counterparty’s Hedging Liabilities does not exceed its Allocated Super Senior Hedging Amount;

Credit Related Close-Outs

(i)	if a Distress Event has occurred;

(ii)

if an Event of Default has occurred under clause 24.5 (Insolvency) or clause 24.6 (Insolvency proceedings) of the 2016 Credit Facility Agreement, any Equivalent Provision of an Additional Credit Facility Agreement or a Pari Passu Facility Agreement, or any Equivalent Provision of a Pari Passu Note Indenture corresponding to paragraphs (a)(7) and (a)(8) of section 6.01 (Events of Default) of the Senior Secured 2021 Note Indenture in relation to a Debtor which is party to that Hedging Agreement; or

(iii)	if the Majority Super Senior Creditors and the Required Pari Passu Creditors give prior consent to that termination or close-out being made.

(b)

After the occurrence of an Insolvency Event in relation to any member of the Group, each Hedge Counterparty shall be entitled to exercise any right it may otherwise have in respect of that member of the Group to:

(i)	prematurely close-out or terminate any Hedging Liabilities of that member of the Group;

(ii)	make a demand under any guarantee, indemnity or other assurance against loss given by that member of the Group in respect of any Hedging Liabilities;

(iii)	exercise any right of set-off or take or receive any Payment in respect of any Hedging Liabilities of that member of the Group; or

(iv)	claim and prove in the liquidation of that member of the Group for the Hedging Liabilities owing to it.

5.10	Required Enforcement: Hedge Counterparties

(a)

Subject to paragraph (b) below, a Hedge Counterparty shall promptly terminate or close-out in full any hedging transaction under all or any of the Hedging Agreements to which it is party prior to their stated maturity, following:

(i)	the occurrence of an Acceleration Event which is continuing and delivery to it of a notice from the Intercreditor Agent that that Acceleration Event has occurred and is continuing; and

(ii)	delivery to it of a subsequent notice from the Intercreditor Agent (acting on the instructions of the Instructing Group) instructing it to do so.

(b)

Paragraph (a) above shall not apply to the extent that that Acceleration Event occurred as a result of an arrangement made between any Debtor and any Primary Creditor with the purpose of bringing about that Acceleration Event.

5.11	Treatment of payments due to Debtors on termination of Hedging Transactions

(a)

If, on termination of any hedging transaction under any Hedging Agreement occurring after a Distress Event, a settlement amount or other amount (following the application of any Close-Out Netting, Payment Netting or Inter-Hedging Agreement Netting in respect of that Hedging Agreement) falls due from a Hedge Counterparty to the relevant Debtor then that amount shall be paid by that Hedge Counterparty to the Common Security Agent, treated as the proceeds of enforcement of the Transaction Security and applied in accordance with the terms of this Agreement.

(b)

The payment of that amount by the Hedge Counterparty to the Common Security Agent in accordance with paragraph (a) above shall discharge the Hedge Counterparty’s obligation to pay that amount to that Debtor.

5.12	Terms of Hedging Agreements

The Hedge Counterparties (to the extent party to the Hedging Agreement in question) and the Debtors party to the Hedging Agreements shall ensure that, at all times:

(a)

each Hedging Agreement documents only hedging arrangements entered into for the purpose of hedging the types of liabilities described in the definition of “Hedging Agreement ” and that no other hedging arrangements are carried out under or pursuant to a Hedging Agreement;

(b)	each Hedging Agreement is based either:

(i)	on an ISDA Master Agreement; or

(ii)	on another framework agreement which is similar in effect to an ISDA Master Agreement;

(c)	in the event of a termination of the hedging transaction entered into under a Hedging Agreement, whether as a result of:

(i)	a Termination Event or an Event of Default, each as defined in the relevant Hedging Agreement (in the case of a Hedging Agreement which is based on an ISDA Master Agreement); or

(ii)	an event similar in meaning and effect to either of those described in paragraph (i) above (in the case of a Hedging Agreement which is not based on an ISDA Master Agreement),

that Hedging Agreement will:

(A)

if it is based on a 1992 ISDA Master Agreement, provide for payments under the “Second Method” and will make no material amendment to section 6(e) (Payments on Early Termination) of the ISDA Master Agreement;

(B)	if it is based on a 2002 ISDA Master Agreement, make no material amendment to section 6(e) (Payments on Early Termination) of the ISDA Master Agreement; or

(C)

if it is not based on an ISDA Master Agreement, provide for any other method the effect of which is that the party to which that event is referable will be entitled to receive payment under the relevant termination provisions if the net replacement value of all terminated transactions entered into under that Hedging Agreement is in its favour;

(d)	each Hedging Agreement will not provide for Automatic Early Termination other than to the extent that:

(i)

the provision of Automatic Early Termination is consistent with practice in the relevant derivatives market, taking into account the legal status and jurisdiction of incorporation of the parties to that Hedging Agreement; and

(ii)	that Automatic Early Termination is:

(A)	as provided for in section 6(a) (Right to Terminate following Event of Default) of the 1992 ISDA Master Agreement (if the Hedging Agreement is based on a 1992 ISDA Master Agreement);

(B)	as provided for in section 6(a) (Right to Terminate Following Event of Default) of the 2002 ISDA Master Agreement (if the Hedging Agreement is based on a 2002 ISDA Master Agreement); or

(C)	similar in effect to that described in paragraphs (A) or (B) above (if the Hedging Agreement is not based on an ISDA Master Agreement);

(e)

each Hedging Agreement will provide that the relevant Hedge Counterparty will be entitled to designate an Early Termination Date or otherwise be able to terminate each transaction under such Hedging Agreement if so required pursuant to Clause 5.10 (Required Enforcement: Hedge Counterparties); and

(f)

each Hedging Agreement will permit the relevant Hedge Counterparty and each relevant Debtor to take such action as may be necessary to comply with Clause 5.13 (Total Interest Rate Hedging and Total Exchange Rate Hedging).

5.13	Total Interest Rate Hedging and Total Exchange Rate Hedging

(a)	The Parent shall procure that, at all times:

(i)	the Total Interest Rate Hedging does not exceed the Floating Rate Term Outstandings; and

(ii)	the Total Exchange Rate Hedging does not exceed the Other Currency Term Outstandings.

(b)	Subject to paragraph (a) above, if:

(i)

the Total Interest Rate Hedging is less than the Floating Rate Term Outstandings, a Debtor may (but, subject to any express requirement in a Pari Passu Debt Document shall be under no obligation to) enter into additional hedging arrangements to increase the Total Interest Rate Hedging; or

(ii)

the Total Exchange Rate Hedging is less than the Other Currency Term Outstandings, a Debtor may (but, subject to any express requirement in a Pari Passu Debt Document, shall be under no obligation to) enter into additional hedging arrangements to increase the Total Exchange Rate Hedging.

(c)	If any reduction in the Floating Rate Term Outstandings or the Other Currency Term Outstandings results in:

(i)

an Interest Rate Hedge Excess then, on the same day (or as soon as reasonably practicable thereafter) as that reduction becomes effective in accordance with the terms of the relevant Debt Document, the relevant Debtor(s) shall, and the Parent shall procure that the relevant Debtor(s) shall, reduce each Hedge Counterparty’s Interest Rate Hedging by that Hedge Counterparty’s Interest Rate Hedging Proportion of that Interest Rate Hedge Excess by terminating or closing out any relevant hedging transaction(s) in full or in part, as may be necessary; or

(ii)

an Exchange Rate Hedge Excess then, on the same day (or as soon as reasonably practicable thereafter) as that reduction becomes effective in accordance with the terms of the relevant Debt Document, the relevant Debtor(s) shall, and the Parent shall procure that the relevant Debtor(s) shall, reduce each Hedge Counterparty’s Exchange Rate Hedging by that Hedge Counterparty’s Exchange Rate Hedging Proportion of that Exchange Rate Hedge Excess by terminating or closing out any relevant hedging transaction(s) in full or in part, as may be necessary.

(d)

The relevant Debtor(s) shall, and the Parent shall procure that the relevant Debtor(s) will, pay to that Hedge Counterparty (in accordance with the relevant Hedging Agreement) an amount equal to the sum of all payments (if any) that become due from each relevant Debtor to a Hedge Counterparty under the relevant Hedging Agreement(s) as a result of any action described in paragraph (c) above.

(e)

Each Hedge Counterparty shall co-operate in any process described in paragraph (d) above and shall pay (in accordance with the relevant Hedging Agreement(s)) any amount that becomes due from it under the relevant Hedging Agreement(s) to a Debtor as a result of any action described in paragraph (c) above.

5.14	Allocation of Super Senior Hedging Liabilities

(a)

The Parent may from time to time allocate (or reallocate or effect the release of any previous allocation of) the Super Senior Hedging Amount in whole or in part to one or more Hedge Counterparties subject to this Clause 5.14 (Allocation of Super Senior Hedging Liabilities).

(b)

Any allocation or reallocation or release of any previous allocation of the Super Senior Hedging Amount (whether in whole or in part) by the Parent shall only take effect on receipt by the Intercreditor Agent (which receipt shall be acknowledged promptly) of a Super Senior Hedging Certificate which complies with the conditions set out in this Clause 5.14 (Allocation of Super Senior Hedging Liabilities).

(c)

The Intercreditor Agent shall only be required to recognise and give effect to any allocation, reallocation or release of the Super Senior Hedging Amount requested by the Parent pursuant to any Super Senior Hedging Certificate to the extent such Super Senior Hedging Certificate:

(i)	complies in form and substance with the form of Super Senior Hedging Certificate set out in Schedule 8 (Form of Super Senior Hedging Certificate);

(ii)

has been duly executed by: (A) the Parent; (B) the Hedge Counterparty to whom any portion of the available Super Senior Hedging Amount is to be allocated and (C) if applicable, any Hedge Counterparty who is to release any portion of any Super Senior Hedging Amount previously allocated to it in accordance with this Clause 5.14 (Allocation of Super Senior Hedging Liabilities);

(iii)

identifies the portion of the Super Senior Hedging Amount (by reference to an amount in the Common Currency) that is to be allocated to the proposed new Super Senior Hedge Counterparty and/or released by an existing Super Senior Hedge Counterparty;

(iv)	identifies the relevant Hedging Agreement pursuant to which the relevant Hedging Liabilities arise; and

(v)

complies with paragraph (d) below and does not otherwise purport to allocate any part of the Super Senior Hedging Amount which is not available for allocation or which has previously been allocated and not released to any other Hedge Counterparty pursuant to this Clause 5.14 (Allocation of Super Senior Hedging Liabilities).

(d)

No Allocated Super Senior Hedging Amount may, whether on an individual basis or when aggregated with all previously Allocated Super Senior Hedging Amounts (to the extent not released pursuant to this Clause 5.14 (Allocation of Super Senior Hedging Liabilities)), exceed the lower of:

(i)	the Super Senior Hedging Amount; and

(ii)

any hedging limit specified in any Credit Facility Agreement or any Pari Passu Debt Document entered into after the date of this Agreement and notified in writing to the Intercreditor Agent by the relevant Creditor Representative to the extent that such limit is not lower than the aggregate of all Allocated Super Senior Hedging Amounts existing as at the date of notification.

(e)

The Intercreditor Agent shall not accept or give effect to any Super Senior Hedging Certificate to the extent it allocates or purports to allocate any part of the Super Senior Hedging Amount in breach of paragraph (d) above.

(f)	An Allocated Super Senior Hedging Amount may not be:

(i)

changed without the prior written consent of the relevant Hedge Counterparty to whom such Allocated Super Senior Hedging Amount has been allocated pursuant to this Clause 5.14 (Allocation of Super Senior Hedging Liabilities); or

(ii)

allocated to another Hedge Counterparty or to any other Hedging Liabilities or Hedging Agreement other than through delivery of a Super Senior Hedging Certificate duly executed by the Parent and each Hedge Counterparty who agrees to release or reallocate any part of the Allocated Super Senior Hedging Amount.

(g)

The Intercreditor Agent shall maintain a register for the recording of the names and addresses of the Hedge Counterparties and the Allocated Super Senior Hedging Amounts of each such Hedge Counterparty (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Parent, the Intercreditor Agent, the Common Security Agent and the Hedge Counterparties shall treat each person whose name is recorded in the Register as a Super Senior Hedge Counterparty for the purposes of this Agreement to the extent of its Super Senior Hedging Liabilities. The Register shall be available for inspection by the Parent and any Hedge Counterparty, at all reasonable times and on reasonable notice to the Intercreditor Agent.

5.15	Hedge Counterparties’ guarantee and indemnity

Each Debtor agrees that it will be bound by the obligations set out in Schedule 9 (Hedge Counterparties’ guarantee and indemnity).

5.16	Notice and acknowledgement of Common Transaction Security

Each Hedge Counterparty, by its accession to this Agreement as a Hedge Counterparty, acknowledges receipt of notice of assignment pursuant to the applicable Transaction Security Documents in respect of the Common Transaction Security of the proceeds owing by that Hedge Counterparty to any Debtor pursuant to the Hedging Agreement(s) to which that Hedge Counterparty is a party.

6.	Option to purchase and Hedge Transfer

6.1	Option to purchase: Pari Passu Debt Creditors

(a)

Any of the Pari Passu Noteholders and Pari Passu Lenders may, after a Distress Event, by giving not less than ten days’ prior notice in writing to the Intercreditor Agent, require the transfer to them (or to a nominee or nominees), in accordance with Clause 25.5 (Change of Credit Facility Lender or Pari Passu Lender under an Existing Credit Facility or Pari Passu Facility), of all, but not part, of the rights, benefits and obligations in respect of the Credit Facility Liabilities (including, for the avoidance of doubt, all Liabilities relating to the Rolled Loan) (such Pari Passu Noteholders and Pari Passu Lenders so requiring, the “Purchasing Secured Creditors”) if:

(i)	that transfer is lawful and, subject to paragraph (ii) below, otherwise permitted by the terms of the relevant Credit Facility Agreement;

(ii)	any conditions relating to such a transfer contained in the relevant Credit Facility Agreement are complied with, other than:

(A)	any requirement to obtain the consent of, or consult with, any Debtor or other member of the Group relating to such transfer, which consent or consultation shall not be required; and

(B)

any requirement that the Purchasing Secured Creditors (or their nominee or nominees) as Credit Facility Lenders must satisfy the requirements of paragraph (a)(ii) of clause 25.2 (Conditions of assignment or transfer) of the original form of the relevant Credit Facility Agreement or must not be a “Defaulting Lender” (as defined in the original form of the relevant Credit Facility Agreement), which conditions shall not be required to be satisfied; and

(C)

(x) any requirement that the Purchasing Secured Creditors provide cash cover for any Letter of Credit then outstanding in excess of the amount equal to 105 per cent. of the sum of such Letter of Credit then outstanding and the aggregate facing and similar fees that would accrue thereon through the stated maturity of such Letter of Credit (assuming no drawings thereon before stated maturity), which requirement in respect of such excess shall not be required to be satisfied and (y) to the extent the Purchasing Secured Creditors provide cash cover (in the amount set forth in the relevant Credit Facility Agreement, subject to the limit in (x) above) for any Letter of Credit then outstanding, the consent of the relevant Issuing Bank relating to such transfer, which consent shall not be required; and

(D)	any condition more onerous than those contained in clause 25.1 (Assignments and transfers by the Lenders) of the original form of the relevant Credit Facility Agreement;

(iii)	each Credit Facility Agent, on behalf of the relevant Credit Facility Lenders, is paid an amount by the Purchasing Secured Creditors equal to the aggregate of:

(A)	any amounts provided as cash cover by the Purchasing Secured Creditors for any relevant Letter of Credit (as envisaged in paragraph (ii)(C) above);

(B)

all of the relevant Credit Facility Liabilities at that time (whether or not due), including all amounts that would have been payable under the relevant Credit Facility Documents if such Credit Facility Liabilities were being prepaid by the relevant Debtors on the date of that payment (including, for the avoidance of doubt, any amounts that would have been payable under clause 13.4 (Break Costs) of the original form of the relevant Credit Facility Agreement); and

(C)	all costs and expenses (including legal fees) incurred by that Credit Facility Agent and/or the relevant Credit Facility Lenders as a consequence of giving effect to that transfer,

together, and subject to paragraph (b) below, the “Capped Purchase Amount”;

(iv)	as a result of that transfer the Credit Facility Lenders have no further actual or contingent liability to any Debtor under the relevant Credit Facility Documents;

(v)

an indemnity is provided from the Purchasing Secured Creditors (or from another third party acceptable to all the Credit Facility Lenders) in a form satisfactory to each Credit Facility Lender in respect of all losses which may be sustained or incurred by any Credit Facility Lender as a consequence of any sum received or recovered by any Credit Facility Lender from any person being required (or it being alleged that it is required) to be paid back by or clawed back from any Credit Facility Lender for any reason; and

(vi)

the transfer is made without recourse to, or representation or warranty from, the Credit Facility Lenders, except that each Credit Facility Lender shall be deemed to have represented and warranted on the date of that transfer that it has the corporate power to effect that transfer, it has taken all necessary action to authorise the making by it of that transfer and that it is transferring all of its rights, benefits and obligations in respect of its Credit Facility Liabilities.

(b)

Each Credit Facility Agent shall, within five Business Days of request, provide in reasonable detail a written statement setting out all amounts comprising the portion of the Capped Purchase Amount relating to Credit Facility Liabilities owed to the Credit Facility Lenders in respect of whom it is a Creditor Representative, provided that (i) such written statement is provided within five Business Days of request and (ii) such amounts are reasonable and in the absence of manifest error, the amounts set out in such written statement shall, in aggregate, constitute such portion of the Capped Purchase Amount. In the event the criteria set out in either subparagraph (i) or sub-paragraph (ii) of this paragraph are not fulfilled, such portion of the Capped Purchase Amount shall comprise the aggregate of the principal amount of all outstanding loans under the relevant Credit Facility Agreement (including cash cover for outstanding Letters of Credit issued thereunder) and all interest and fees which will have accrued on such loans and Letters of Credit up to and including the date of payment of such portion of the Capped Purchase Amount to the relevant Credit Facility Agent, each as calculated by the Purchasing Secured Creditors.

(c)

Subject to paragraph (c) of Clause 6.2 (Hedge Transfer: Pari Passu Debt Creditors), the Purchasing Secured Creditors may only require a Credit Facility Lender Liabilities Transfer if, at the same time, they require a Hedge Transfer in accordance with Clause 6.2 (Hedge Transfer: Pari Passu Debt Creditors) and if, for any reason, a Hedge Transfer cannot be made in accordance with Clause 6.2 (Hedge Transfer: Pari Passu Debt Creditors), no Credit Facility Lender Liabilities Transfer may be required to be made.

(d)	The Creditor Representatives in respect of the relevant Credit Facilities shall, at the request of the Purchasing Secured Creditors, notify the Pari Passu Noteholders and Pari Passu Lenders of:

(i)	the sum of the amounts described in paragraphs (a)(iii)(B) and (C) above; and

(ii)	the amount of each Letter of Credit for which cash cover is to be provided by all the Purchasing Secured Creditors.

(e)

If more than one Purchasing Secured Creditor wishes to exercise the option to purchase the Credit Facility Liabilities in accordance with paragraph (a) above, each such Purchasing Secured Creditor shall:

(i)

acquire the Credit Facility Liabilities pro rata, in the proportion that its Pari Passu Credit Participation bears to the aggregate Pari Passu Credit Participations of all the Purchasing Secured Creditors at the time of such purchase; and

(ii)

inform the relevant Creditor Representative(s) in accordance with the terms of the relevant Pari Passu Debt Documents, who will determine (consulting with each other as required) the appropriate share of the Credit Facility Liabilities to be acquired by each such Purchasing Secured Creditor and who shall inform each such Purchasing Secured Creditor accordingly, and the relevant Creditor Representative(s) (as applicable) shall promptly inform the relevant Credit Facility Agent(s) and the Hedging Counterparties of the Purchasing Secured Creditors intention to exercise the option to purchase the Credit Facility Liabilities.

6.2	Hedge Transfer: Pari Passu Debt Creditors

(a)

Any of the Pari Passu Noteholders and Pari Passu Lenders may, after a Distress Event, by giving not less than ten days’ prior notice in writing to the Intercreditor Agent, require a Hedge Transfer (such Pari Passu Noteholders and Pari Passu Lenders so requiring, the “Hedge Transfer Lenders”):

(i)	if either:

(A)	the Hedge Transfer Lenders are also Purchasing Secured Creditors and the Purchasing Secured Creditors require, at the same time, a Credit Facility Lender Liabilities Transfer; or

(B)	the Hedge Transfer Lenders require that Hedge Transfer at any time on or after the Credit Facility Lender Discharge Date; and

(ii)	if:

(A)	that transfer is lawful and otherwise permitted by the terms of the Hedging Agreements in which case no Debtor or other member of the Group shall be entitled to withhold its consent to that transfer;

(B)	any conditions (other than the consent of, or any consultation with, any Debtor or other member of the Group) relating to that transfer contained in the Hedging Agreements are complied with;

(C)

each Hedge Counterparty is paid (in the case of a positive number) or pays (in the case of a negative number) an amount equal to the aggregate of (i) the Hedging Purchase Amount in respect of the hedging transactions under the relevant Hedging Agreement at that time and (ii) all costs and expenses (including legal fees) incurred as a consequence of giving effect to that transfer (together, subject to paragraph (b) below, the “Capped Hedge Purchase Amount”);

(D)	as a result of that transfer, the Hedge Counterparties have no further actual or contingent liability to any Debtor under the Hedging Agreements;

(E)

an indemnity is provided from the Hedge Transfer Lenders who are receiving (or for which a nominee is receiving) that transfer (or from another third party acceptable to the relevant Hedge Counterparty) in a form satisfactory to the relevant Hedge Counterparty in respect of all losses which may be sustained or incurred by that Hedge Counterparty in consequence of any sum received or recovered by that Hedge Counterparty being required (or it being alleged that it is required) to be paid back by or clawed back from the Hedge Counterparty for any reason; and

(F)

that transfer is made without recourse to, or representation or warranty from, the relevant Hedge Counterparty, except that the relevant Hedge Counterparty shall be deemed to have represented and warranted on the date of that transfer that it has the corporate power to effect that transfer, it has taken all necessary action to authorise the making by it of that transfer and that it is transferring all of its rights, benefits and obligations in respect of each Hedging Agreement, each Hedging Liability and each Hedge Counterparty Obligation.

(b)

The relevant Hedge Counterparty shall, within two Business Days of a written request, provide in reasonable detail a written statement setting out all amounts comprising the Capped Hedge Purchase Amount. Provided that (i) such written statement is provided within two Business Days’ of request and (ii) such amounts are reasonable and in the absence of manifest error, the amounts set out in such written statement shall, in aggregate, constitute the Capped Hedge Purchase Amount. In the event the criteria set out in either sub-paragraph (i) or sub-paragraph (ii) are not fulfilled, the Capped Hedge Purchase Amount shall be an amount calculated by the Hedge Transfer Lenders (and, to assist in that calculation, the Debtors will promptly provide all reasonable assistance required by the Hedge Transfer Lenders including, without limitation, copies of all Hedging Agreements)

(c)

The Hedge Transfer Lenders and any Hedge Counterparty may agree (in respect of the Hedging Agreements (or one or more of them) to which that Hedge Counterparty is a party) that a Hedge Transfer required by the Hedge Transfer Lenders pursuant to paragraph (a) above shall not apply to that Hedging Agreement(s) or to the Hedging Liabilities and Hedge Counterparty Obligations under that Hedging Agreement(s).

(d)	If more than one Hedge Transfer Lender exercises the option to Hedge Transfer in accordance with this Clause 6.2, each such Hedge Transfer Lender shall:

(i)	carry out the Hedge Transfer pro rata, in the proportion that its Senior Credit Participation bears to the aggregate Senior Credit Participations of all the Hedge Transfer Lenders; and

(ii)

inform the relevant Creditor Representative(s) in accordance with the terms of the relevant Pari Passu Debt Documents, who will determine (consulting with each other as required) the appropriate share of the Hedge Transfer to be acquired by each such Hedge Transfer Lender and who shall inform each such Hedge Transfer Lender accordingly, and the relevant Creditor Representative(s) (as applicable) shall promptly inform the relevant Hedging Counterparties accordingly.

Section	3
Other	Creditors

7.	Existing Subordination Deed

(a)

The Company and the Common Security Agent refer to the Subordination Deed dated 26 November 2013 between certain of the Debtors, the parties listed therein as subordinated creditors and the Common Security Agent as security agent (together, the “Existing Subordination Parties”) (the “Existing Subordination Deed”). The Company (as the Borrower under the Existing Subordination Deed) and the Common Security Agent (as Security Agent under the Existing Subordination Deed) hereby agree that, as at the date of this Agreement, the Existing Subordination Deed is terminated and is replaced by this Agreement, all of the rights of each Existing Subordination Party under the Existing Subordination Deed are waived in full and the Existing Subordination Parties are released from further obligations towards one another under the Existing Subordination Deed.

(b)

The Company and the Common Security Agent refer to the Assignment of Subordinated Debt dated 26 November 2013 between Studio City Holdings Limited and the Common Security Agent as security agent (the “Existing Assignment of Subordination”). The Secured Parties hereby authorise and instruct the Common Security Agent to and the Common Security Agent (as Security Agent under the Existing Assignment of Subordination) hereby agrees that, as at the date of this Agreement, the Existing Assignment of Subordination is terminated, all of the rights of the Common Security Agent (as Security Agent under the Existing Assignment of Subordination) are waived in full and the Common Security Agent and Studio City Holdings Limited are released from further obligations towards one another under the Existing Assignment of Subordination.

(c)	Studio City Holdings Limited may rely on this Clause 7 subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(d)	Clauses 1 (Definitions and interpretation) and 36 (Governing law) shall apply to this Clause 7.

8.	Intra-Group Lenders and Intra-Group Liabilities

8.1	Restriction on Payment: Intra-Group Liabilities

Prior to the Final Discharge Date, the Debtors shall not, and shall procure that no other member of the Group will, make any Payments of the Intra-Group Liabilities at any time unless:

(a)	that Payment is permitted under Clause 8.2 (Permitted Payments: Intra-Group Liabilities); or

(b)	the taking or receipt of that Payment is permitted under paragraph (c) of Clause 8.7 (Permitted Enforcement: Intra-Group Lenders).

8.2	Permitted Payments: Intra-Group Liabilities

(a)	Subject to paragraph (b) below, the Debtors may make Payments in respect of the Intra-Group Liabilities (whether of principal, interest or otherwise) from time to time when due.

(b)	Payments in respect of the Intra-Group Liabilities may not be made pursuant to paragraph (a) above if, at the time of the Payment, an Acceleration Event has occurred and is continuing unless:

(i)	the Majority Super Senior Creditors and the Required Pari Passu Creditors consent to that Payment being made; or

(ii)	that Payment is made to facilitate the making of a Permitted Credit Facility Payment, a Permitted Hedge Payment or a Permitted Pari Passu Debt Payment.

8.3	Payment obligations continue

No Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Debt Document by the operation of Clauses 8.1 (Restriction on Payment: Intra-Group Liabilities) and 8.2 (Permitted Payments: Intra-Group Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

8.4	Acquisition of Intra-Group Liabilities

(a)	Subject to paragraph (b) below, each Debtor may, and may permit any other member of the Group to:

(i)	enter into any Liabilities Acquisition; or

(ii)	beneficially own all or any part of the share capital of a company that is party to a Liabilities Acquisition,

in respect of any Intra-Group Liabilities at any time.

(b)	Subject to paragraph (c) below, no action described in paragraph (a) above may take place in respect of any Intra-Group Liabilities if:

(i)	that action would result in a breach of a Credit Facility Agreement, a Pari Passu Note Indenture or a Pari Passu Facility Agreement; or

(ii)	at the time of that action, an Acceleration Event has occurred and is continuing.

(c)	The restrictions in paragraph (b) above shall not apply if:

(i)	the Majority Super Senior Creditors and the Required Pari Passu Creditors consent to that action; or

(ii)	that action is taken to facilitate the making of a Permitted Credit Facility Payment, a Permitted Hedge Payment or a Permitted Pari Passu Debt Payment.

8.5	Security: Intra-Group Lenders

Prior to the Final Discharge Date, the Intra-Group Lenders may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of the Intra-Group Liabilities unless the prior consent of the Majority Super Senior Creditors and the Required Pari Passu Creditors is obtained.

8.6	Restriction on Enforcement: Intra-Group Lenders

Subject to Clause 8.7 (Permitted Enforcement: Intra-Group Lenders), none of the Intra-Group Lenders shall be entitled to take any Enforcement Action in respect of any of the Intra-Group Liabilities at any time prior to the Final Discharge Date unless otherwise directed by the Intercreditor Agent or the Common Security Agent pursuant to Clause 15.6 (Exercise of voting rights) or 18 (Further assurance – disposals and releases), save in the case of making any demand for any payment, set off, account combination or payment netting that would be a Permitted Payment.

8.7	Permitted Enforcement: Intra-Group Lenders

After the occurrence of an Insolvency Event in relation to any member of the Group, each Intra-Group Lender may (unless otherwise directed by the Intercreditor Agent or the Common Security Agent or unless the Intercreditor Agent or the Common Security Agent has taken, or has given notice that it intends to take, action on behalf of that Intra-Group Lender in accordance with Clause 12.5 (Filing of claims)), exercise any right it may otherwise have against that member of the Group to:

(a)	accelerate any of that member of the Group’s Intra-Group Liabilities or declare them prematurely due and payable or payable on demand;

(b)	make a demand under any guarantee, indemnity or other assurance against loss given by that member of the Group in respect of any Intra-Group Liabilities;

(c)	exercise any right of set-off or take or receive any Payment in respect of any Intra-Group Liabilities of that member of the Group; or

(d)	claim and prove in the liquidation of that member of the Group for the Intra-Group Liabilities owing to it.

8.8	Representations: Intra-Group Lenders

Each Intra-Group Lender which is not a Debtor represents and warrants to the Primary Creditors, the Intercreditor Agent and the Common Security Agent that:

(a)

it is a limited liability corporation or company duly incorporated or organised, as the case may be, and validly existing under the laws of its jurisdiction of incorporation or organisation, as the case may be;

(b)	subject to the Legal Reservations, the obligations expressed to be assumed by it in this Agreement are legal, valid, binding and enforceable obligations; and

(c)	the entry into and performance by it of this Agreement and the transactions contemplated herein, do not and will not conflict with:

(i)	any law or regulation applicable to it;

(ii)	its constitutional documents; or

(iii)

any agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument binding on it that could be materially adverse to the interests of the Secured Parties (taken as a whole).

9.	[Reserved]

10.	Subordinated Liabilities

10.1	Restriction on Payment: Subordinated Liabilities

Prior to the Final Discharge Date, neither the Parent nor any other Debtor shall, and the Parent shall procure that no other member of the Group will, make any Payment of the Subordinated Liabilities at any time unless:

(a)	that Payment is permitted under Clause 10.2 (Permitted Payments: Subordinated Liabilities); or

(b)	the taking or receipt of that Payment is permitted under Clause 10.8 (Permitted Enforcement: Subordinated Creditors).

10.2	Permitted Payments: Subordinated Liabilities

(a)	The Parent may make Payments in respect of the Subordinated Liabilities then due if:

(i)	the Payment is expressly permitted or not prohibited (as applicable) by each Credit Facility Agreement, each Pari Passu Facility Agreement (if any) and each Pari Passu Note Indenture (if any); or

(ii)	the Majority Super Senior Creditors and the Required Pari Passu Creditors each consent to that Payment being made.

(b)

Nothing in this Agreement shall prohibit or restrict any roll-up or capitalisation of any amount in respect of any Subordinated Liabilities or the issue of any payment in kind instruments in satisfaction of any amount in respect of any Subordinated Liabilities or any forgiveness, write-off or capitalisation of any Subordinated Liabilities or the release or other discharge of any such Subordinated Liabilities.

10.3	Payment obligations continue

Neither the Parent nor any other Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Debt Document by the operation of Clauses 10.1 (Restriction on Payment: Subordinated Liabilities) and 10.2 (Permitted Payments: Subordinated Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

10.4	No acquisition of Subordinated Liabilities

Prior to the Final Discharge Date, the Debtors shall not, and shall procure that no other member of the Group will:

(a)	enter into any Liabilities Acquisition; or

(b)	beneficially own all or any part of the share capital of a company that is party to a Liabilities Acquisition,

in respect of any of the Subordinated Liabilities, unless the prior consent of the Majority Super Senior Creditors and the Required Pari Passu Creditors is obtained.

10.5	Amendments and waivers: Subordinated Creditors

Prior to the Final Discharge Date, the Subordinated Creditors may not amend, waive or agree the terms of any of the documents or instruments pursuant to which the Subordinated Liabilities are constituted unless:

(a)

such amendment or waiver is expressly permitted or not prohibited (as applicable) by each Credit Facility Agreement, each Pari Passu Facility Agreement (if any) and each Pari Passu Note Indenture (if any);

(b)	the prior consent of the Majority Super Senior Creditors and the Required Pari Passu Creditors is obtained; or

(c)	that amendment, waiver or agreement is of a minor or administrative nature and is not prejudicial to any of the Secured Parties.

10.6	Security: Subordinated Creditors

The Subordinated Creditors may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss from any member of the Group in respect of any of the Subordinated Liabilities prior to the Final Discharge Date.

10.7	Restriction on Enforcement: Subordinated Creditors

Subject to Clause 10.8 (Permitted Enforcement: Subordinated Creditors), no Subordinated Creditor shall be entitled to take any Enforcement Action in respect of any of the Subordinated Liabilities at any time prior to the Final Discharge Date, unless otherwise directed by the Intercreditor Agent or the Common Security Agent pursuant to Clause 15.6 (Exercise of voting rights) or 18 (Further assurance – disposals and releases), save in the case of making any demand for any payment, set off, account combination or payment netting that would be a Permitted Payment.

10.8	Permitted Enforcement: Subordinated Creditors

After the occurrence of an Insolvency Event in relation to any member of the Group, each Subordinated Creditor may (unless otherwise directed by the Intercreditor Agent or the Common Security Agent or unless the Intercreditor Agent or the Common Security Agent has taken, or has given notice that it intends to take, action on behalf of that Subordinated Creditor in accordance with Clause 12.5 (Filing of claims)) exercise any right it may otherwise have in respect of that member of the Group to:

(a)	accelerate any of that member of the Group’s Subordinated Liabilities or declare them prematurely due and payable or payable on demand;

(b)	make a demand under any guarantee, indemnity or other assurance against loss given by that member of the Group in respect of any Subordinated Liabilities;

(c)	exercise any right of set-off or take or receive any Payment in respect of any Subordinated Liabilities of that member of the Group; or

(d)	claim and prove in the liquidation of that member of the Group for the Subordinated Liabilities owing to it.

10.9	Representations: Subordinated Creditors

Each Subordinated Creditor represents and warrants to the Primary Creditors, the Intercreditor Agent and the Common Security Agent that:

(a)

it is a limited liability corporation or company duly incorporated or organised, as the case may be, and validly existing under the laws of its jurisdiction of incorporation or organisation, as the case may be;

(b)	subject to the Legal Reservations, the obligations expressed to be assumed by it in this Agreement are legal, valid, binding and enforceable obligations; and

(c)	the entry into and performance by it of this Agreement and the transactions contemplated herein, do not and will not conflict with:

(i)	any law or regulation applicable to it;

(ii)	its constitutional documents; or

(iii)

any agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument binding on it that could be materially adverse to the interests of the Secured Parties (taken as a whole).

11.	Bondco Liabilities

11.1	Bondco Loan Agreements

The Parent shall not enter into any Bondco Loan Agreement with any person that is not a Party to this Agreement (or does not become a Party to this Agreement substantially concurrently with its entry into any Bondco Loan Agreement) as a Bondco at any time prior to the Final Discharge Date to the extent that, at the time of its entry into that Bondco Loan Agreement, any Credit Facility Agreement, any Pari Passu Facility Agreement or any Pari Passu Note Indenture in respect of which any Liabilities or commitments are outstanding contains any restriction on any of the Payments to be made by the Parent under that Bondco Loan Agreement.

11.2	Restriction on Payment: Bondco Liabilities

Prior to the Final Discharge Date, neither the Parent nor any other Debtor shall, and the Parent shall procure that no other member of the Group will, make any Payment of Bondco Liabilities in respect of the principal amount of any Bondco Loan and no Bondco shall accept any such Payments unless that Payment is permitted under Clause 11.3 (Permitted Payments: Bondco Liabilities).

11.3	Permitted Payments: Bondco Liabilities

The Parent, any other Debtor or any other member of the Group may make Payments in respect of the principal amount of any Bondco Loan and Bondco may accept any such Payments if:

(a)

at the time such Payment would be made, that Payment is expressly permitted or not prohibited (as applicable) by each Credit Facility Agreement, each Pari Passu Facility Agreement (if any) and each Pari Passu Note Indenture (if any); or

(b)	the Majority Super Senior Creditors and the Required Pari Passu Creditors each consent to that Payment being made.

11.4	Payment obligations continue

Neither the Parent nor any other Debtor shall be released from the liability to make any Payment under any Bondco Loan Agreement by the operation of Clause 11.2 (Restriction on Payment: Bondco Liabilities) even if its obligation to make that Payment is restricted at any time by the terms that Clause.

Section	4
Insolvency,	turnover and Enforcement

12.	Effect of Insolvency Event

12.1	Credit Facility Cash Cover

This Clause 12 is subject to Clause 19.3 (Treatment of Credit Facility Cash Cover and Credit Facility Lender Cash Collateral) and Clause 24.5 (Turnover obligations).

12.2	Distributions

(a)

After the occurrence of an Insolvency Event in relation to any member of the Group, any Party entitled to receive a distribution out of the assets of that member of the Group (in the case of a Primary Creditor, only to the extent that such amount constitutes Enforcement Proceeds) in respect of Liabilities owed to that Party shall, to the extent it is able to do so, direct the person responsible for the distribution of the assets of that member of the Group to make that distribution to the Common Security Agent (or to such other person as the Common Security Agent shall direct) until the Liabilities owing to the Secured Parties have been paid in full.

(b)	The Common Security Agent shall apply distributions made to it under paragraph (a) above in accordance with Clause 19 (Application of proceeds).

12.3	Set-off

(a)

Subject to paragraph (b) below, to the extent that any member of the Group’s Liabilities are discharged by way of set-off (mandatory or otherwise) after the occurrence of an Insolvency Event in relation to that member of the Group, any Creditor which benefited from that set-off shall (in the case of a Primary Creditor, only to the extent that such amount constitutes Enforcement Proceeds) pay an amount equal to the amount of the Liabilities owed to it which are discharged by that set-off to the Common Security Agent for application in accordance with Clause 19 (Application of proceeds).

(b)	Paragraph (a) above shall not apply to:

(i)	any Close-Out Netting by a Hedge Counterparty or a Hedging Ancillary Lender;

(ii)	any Payment Netting by a Hedge Counterparty or a Hedging Ancillary Lender;

(iii)	any Inter-Hedging Agreement Netting by a Hedge Counterparty; and

(iv)	any Inter-Hedging Ancillary Document Netting by a Hedging Ancillary Lender.

12.4	Non-Cash Distributions

If the Common Security Agent or any other Secured Party receives a distribution in a form other than cash in respect of any of the Liabilities, the Liabilities will not be reduced by that distribution until and except to the extent that the realisation proceeds are actually applied towards the Liabilities, including pursuant to any composition or creditors’ agreement.

12.5	Filing of claims

On or after the occurrence of an Insolvency Event in relation to any member of the Group, each Creditor irrevocably authorises the Intercreditor Agent and the Common Security Agent (as applicable), on its behalf, to:

(a)	take any Enforcement Action (in accordance with the terms of this Agreement) against that member of the Group;

(b)	demand, sue, prove and give receipt for any or all of that member of the Group’s Liabilities;

(c)	collect and receive all distributions on, or on account of, any or all of that member of the Group’s Liabilities; and

(d)	file claims, take proceedings and do all other things the Intercreditor Agent or the Common Security Agent considers reasonably necessary to recover that member of the Group’s Liabilities.

12.6	Further assurance – Insolvency Event

Each Creditor will:

(a)	do all things that the Intercreditor Agent or the Common Security Agent requests in order to give effect to this Clause 12; and

(b)

if the Intercreditor Agent or the Common Security Agent is not entitled to take any of the actions contemplated by this Clause 12 or if the Intercreditor Agent or the Common Security Agent requests that a Creditor take that action, undertake that action itself in accordance with the instructions of the Intercreditor Agent or the Common Security Agent or grant a power of attorney to the Intercreditor Agent or the Common Security Agent (on such terms as the Intercreditor Agent or the Common Security Agent may reasonably require) to enable the Intercreditor Agent or the Common Security Agent to take such action (as applicable).

12.7	Instructions

(a)	For the purposes of Clause 12.2 (Distributions), Clause 12.5 (Filing of claims) and Clause 12.6 (Further assurance – Insolvency Event) the Common Security Agent shall act:

(i)	on the instructions of the Intercreditor Agent (acting on the instructions of the Instructing Group or relevant Secured Parties, as applicable) or the Instructing Group; or

(ii)	in the absence of any such instructions, as the Common Security Agent sees fit.

(b)	For the purposes of Clause 12.5 (Filing of claims) and Clause 12.6 (Further assurance – Insolvency Event) the Intercreditor Agent shall act:

(i)	on the instructions of the Instructing Group; or

(ii)	in the absence of any such instructions, as the Intercreditor Agent sees fit.

13.	Turnover of receipts

13.1	Credit Facility Cash Cover

This Clause 13 is subject to Clause 19.3 (Treatment of Credit Facility Cash Cover and Credit Facility Lender Cash Collateral) and Clause 24.5 (Turnover obligations).

13.2	Turnover by the Primary Creditors

Subject to Clause 13.4 (Exclusions) and to Clause 13.5 (Permitted assurance and receipts), if at any time prior to the Final Discharge Date any Primary Creditor receives or recovers any Enforcement Proceeds or any Pari Passu Creditor receives or recovers any amount in respect of any Guarantee Liabilities (whether before or after an Insolvency Event) in each case except in accordance with Clause 19 (Application of proceeds), that Primary Creditor will:

(a)	in relation to receipts and recoveries not received or recovered by way of set-off:

(i)

hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Common Security Agent and promptly pay or distribute that amount to the Common Security Agent for application in accordance with the terms of this Agreement; and

(ii)

promptly pay or distribute an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Common Security Agent for application in accordance with the terms of this Agreement; and

(b)

in relation to receipts and recoveries received or recovered by way of set-off, promptly pay an amount equal to that recovery to the Common Security Agent for application in accordance with the terms of this Agreement.

13.3	Turnover by the other Creditors

Subject to Clause 13.4 (Exclusions) and to Clause 13.5 (Permitted assurance and receipts), if at any time prior to the Final Discharge Date, any Creditor other than a Primary Creditor receives or recovers:

(a)	any Payment or distribution of, or on account of or in relation to, any of the Liabilities which is neither:

(i)	a Permitted Payment; nor

(ii)	made in accordance with Clause 19 (Application of proceeds);

(b)	other than where paragraph (a) of Clause 12.3 (Set-off) applies, any amount by way of set-off in respect of any of the Liabilities owed to it which does not give effect to a Permitted Payment;

(c)	notwithstanding paragraphs (a) and (b) above, and other than where paragraph (a) of Clause 12.3 (Set-off) applies, any amount:

(i)	on account of, or in relation to, any of the Liabilities:

(A)	after the occurrence of a Distress Event; or

(B)	as a result of any other litigation or proceedings against a member of the Group (other than after the occurrence of an Insolvency Event in respect of that member of the Group); or

(ii)	by way of set-off in respect of any of the Liabilities owed to it after the occurrence of a Distress Event,

other than, in each case, any amount received or recovered in accordance with Clause 19 (Application of proceeds);

(d)	the proceeds of any enforcement of any Transaction Security except in accordance with Clause 19 (Application of proceeds); or

(e)

other than where paragraph (a) of Clause 12.3 (Set-off) applies, any distribution or Payment of, or on account of or in relation to, any of the Liabilities owed by any member of the Group which is not in accordance with Clause 19 (Application of proceeds) and which is made as a result of, or after, the occurrence of an Insolvency Event in respect of that member of the Group, that Creditor will:

(i)	in relation to receipts and recoveries not received or recovered by way of set-off:

(A)

hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Common Security Agent and promptly pay or distribute that amount to the Common Security Agent for application in accordance with the terms of this Agreement; and

(B)

promptly pay or distribute an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Common Security Agent for application in accordance with the terms of this Agreement; and

(ii)

in relation to receipts and recoveries received or recovered by way of set-off, promptly pay an amount equal to that recovery to the Common Security Agent for application in accordance with the terms of this Agreement.

13.4	Exclusions

Clause 13.2 (Turnover by the Primary Creditors) and Clause 13.3 (Turnover by other Creditors) shall not apply to any receipt or recovery:

(a)	by way of:

(i)	Close-Out Netting by a Hedge Counterparty or a Hedging Ancillary Lender;

(ii)	Payment Netting by a Hedge Counterparty or a Hedging Ancillary Lender;

(iii)	Inter-Hedging Agreement Netting by a Hedge Counterparty; or

(iv)	Inter-Hedging Ancillary Document Netting by a Hedging Ancillary Lender; or

(b)	made in accordance with Clause 20 (Equalisation).

13.5	Permitted assurance and receipts

Nothing in this Agreement shall restrict the ability of any Primary Creditor, Bondco or Subordinated Creditor to:

(a)

arrange with any person which is not a member of the Group any assurance against loss in respect of, or reduction of its credit exposure to, a Debtor (including assurance by way of credit based derivative or sub-participation); or

(b)	make any assignment or transfer permitted by Clause 25 (Changes to the Parties), which:

(i)	is expressly permitted or not prohibited (as applicable) by each Credit Facility Agreement, each Pari Passu Facility Agreement (if any) and each Pari Passu Note Indenture (if any); and

(ii)	is not in breach of:

(A)	Clause 5.5 (No acquisition of Hedging Liabilities); or

(B)	Clause 10.4 (No acquisition of Subordinated Liabilities),

and that Primary Creditor, Bondco or Subordinated Creditor shall not be obliged to account to any other Party for any sum received by it as a result of that action.

13.6	Amounts received by Debtors

If any of the Debtors receives or recovers any amount which, under the terms of any of the Debt Documents, should have been paid to the Common Security Agent, that Debtor will:

(a)

hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Common Security Agent and promptly pay that amount to the Common Security Agent for application in accordance with the terms of this Agreement; and

(b)

promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Common Security Agent for application in accordance with the terms of this Agreement.

13.7	Saving provision

If, for any reason, any of the trusts expressed to be created in this Clause 13 should fail or be unenforceable, the affected Creditor or Debtor will promptly pay or distribute an amount equal to that receipt or recovery to the Common Security Agent to be held on trust by the Common Security Agent for application in accordance with the terms of this Agreement.

14.	Redistribution

14.1	Recovering Creditor’s Rights

(a)

Any amount paid or distributed by a Creditor (a “Recovering Creditor”) to the Common Security Agent under Clause 12 (Effect of Insolvency Event) or Clause 13 (Turnover of receipts) shall be treated as having been paid or distributed by the relevant Debtor and shall be applied by the Common Security Agent in accordance with Clause 19 (Application of proceeds).

(b)

On an application by the Common Security Agent pursuant to Clause 19 (Application of proceeds) of a Payment or distribution received by a Recovering Creditor from a Debtor, as between the relevant Debtor and the Recovering Creditor an amount equal to the amount received or recovered by the Recovering Creditor and paid or distributed to the Common Security Agent by the Recovering Creditor (the “Shared Amount”) will be treated as not having been paid or distributed by that Debtor.

14.2	Reversal of Redistribution

(a)	If any part of the Shared Amount received or recovered by a Recovering Creditor becomes repayable or returnable to a Debtor and is repaid or returned by that Recovering Creditor to that Debtor, then:

(i)

each Party that received any part of that Shared Amount pursuant to an application by the Common Security Agent of that Shared Amount under Clause 14.1 (Recovering Creditor’s rights) (a “Sharing Party”) shall (subject to Clause 24 (Pari Passu Note Trustee protections)), upon request of the Common Security Agent, pay or distribute to the Common Security Agent for the account of that Recovering Creditor an amount equal to the appropriate part of its share of the Shared Amount (together with an amount as is necessary to reimburse that Recovering Creditor for its proportion of any interest on the Shared Amount which that Recovering Creditor is required to pay) (the “Redistributed Amount”); and

(ii)	as between the relevant Debtor and each relevant Sharing Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid or distributed by that Debtor.

(b)

The Common Security Agent shall not be obliged to pay or distribute any Redistributed Amount to a Recovering Creditor under paragraph (a)(i) above until it has been able to establish to its satisfaction that it has actually received that Redistributed Amount from the relevant Sharing Party.

14.3	Deferral of Subrogation

(a)

No Creditor (other than a Subordinated Creditor) or Debtor will exercise any rights which it may have by reason of the performance by it of its obligations under the Debt Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights under the Debt Documents of any Creditor (other than a Subordinated Creditor) which ranks ahead of it in accordance with the priorities set out in Clause 2 (Ranking and priority) or the order of application in Clause 19 (Application of proceeds) until such time as all of the Liabilities owing to each prior ranking Creditor (or, in the case of any Debtor, owing to each Creditor (other than a Subordinated Creditor)) have been irrevocably discharged in full.

(b)

No Subordinated Creditor will exercise any rights which it may have to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights under the Debt Documents of any Creditor until such time as all of the Liabilities owing to each Creditor (other than a Subordinated Creditor) have been irrevocably discharged in full.

15.	Enforcement of Transaction Security

15.1	Credit Facility Cash Cover

This Clause 15 is subject to Clause 19.3 (Treatment of Credit Facility Cash Cover and Credit Facility Lender Cash Collateral).

15.2	Instructions to enforce

(a) (i)

In the case of the Common Transaction Security, if either the Majority Super Senior Creditors or the Majority Pari Passu Creditors wish to issue Enforcement Instructions in respect of any Common Transaction Security, the Creditor Representatives (and, if applicable, Hedge Counterparties) representing the Primary Creditors comprising the Majority Super Senior Creditors or Majority Pari Passu Creditors (as the case may be) shall deliver a copy of those proposed Enforcement Instructions in respect of the Common Transaction Security (a “Common Transaction Security Initial Enforcement Notice”) to the Intercreditor Agent and the Intercreditor Agent shall promptly forward such Common Transaction Security Initial Enforcement Notice to each Creditor Representative and each Hedge Counterparty which did not deliver such Common Transaction Security Initial Enforcement Notice.

(ii)

In the case of any Transaction Security in respect of a Pari Passu Notes Interest Accrual Account, if the Creditor Representative representing the Pari Passu Noteholders in respect of the Pari Passu Notes to which the Pari Passu Notes Interest Accrual Account relates (acting on behalf of such Pari Passu Noteholders) wishes to issue Enforcement Instructions in respect of such Transaction Security, that Creditor Representative shall deliver a copy of those Enforcement Instructions in respect of such Credit-Specific Transaction Security to the Intercreditor Agent and the Intercreditor Agent shall promptly forward such Enforcement Instructions to the Common Security Agent.

(iii)

In the case of any Transaction Security in respect of a Pari Passu Facility Debt Service Reserve Account, if the Creditor Representative representing the Pari Passu Lenders in respect of the Pari Passu Facility to which the Pari Passu Facility Debt Service Reserve Account relates (acting on behalf of such Pari Passu Lenders) wishes to issue Enforcement Instructions in respect of such Transaction Security, that Creditor Representative shall deliver a copy of those Enforcement Instructions in respect of such Credit-Specific Transaction Security to the Intercreditor Agent and the Intercreditor Agent shall promptly forward such Enforcement Instructions to the Common Security Agent.

(b)

The delivery of a Common Transaction Security Initial Enforcement Notice to the Intercreditor Agent shall, if as at such time any Pari Passu Liabilities are outstanding (the “Consultation Pre-condition”), commence a 30-day consultation period (or such shorter period as the relevant Creditor Representatives shall agree) (the “Initial Consultation Period”) during which time the Creditor Representatives for each of the Super Senior Creditors and the Pari Passu Creditors (or, in the case of any group of Secured Parties that choses to do so, a representative or committee of such creditor group appointed in place of its Creditor Representative for this purpose), shall consult with each other in good faith with a view to coordinating the proposed instructions as to Enforcement of the Common Transaction Security and shall use their reasonable commercial efforts to keep the Intercreditor Agent informed of such consultation and coordination efforts. Such Creditor Representatives shall not be obliged to consult (or, in the case of (ii) below, shall only be obliged to consult for such shorter period of time as the Intercreditor Agent (acting reasonably and, if it chooses (in its sole discretion) to do so, on the advice of its legal counsel or other relevant professional adviser) may determine) in accordance with this paragraph (b) (and, accordingly, no Initial Consultation Period shall arise or there shall be no further obligation to consult, as applicable) if:

(i)	an Insolvency Event has occurred and is continuing in respect of a Debtor or the Security Provider;

(ii)

an Event of Default being continuing in relation to Liabilities owed to the relevant Secured Parties, a Creditor Representative acting on behalf of any Secured Party(ies) (such Secured Party(ies) having made a determination acting reasonably and in good faith) notifies the Intercreditor Agent that:

(A)

to enter into or continue such consultations and thereby delay the commencement of enforcement of the Common Transaction Security could reasonably be expected to have a material adverse effect on the ability to effect a Distressed Disposal or on the expected realisation proceeds of any Enforcement; or

(B)	the circumstances described in paragraph (c)(ii) or paragraph (c)(iii) below have occurred; or

(iii)

the Creditor Representatives of each other group of Secured Parties agree on the proposed Enforcement Instructions and that no Initial Consultation Period (or further consultation during such Initial Consultation Period) is required.

(c)

If the consultation as may be required pursuant to paragraph (b) above has taken place (such consultation to be (x) considered to have taken place regardless of whether each Creditor Representative (having been invited to do so at reasonable times and on a reasonable basis) has participated or has participated in good faith, so long as the Creditor Representative that delivered the Common Transaction Security Initial Enforcement Notice has complied or made itself available so as to comply with its obligation to do so and (y) deemed to have taken place if the Consultation Pre-condition was not met) (the “Consultation Condition” having been “satisfied” and, for this purpose, unless otherwise advised by a Creditor Representative, the Intercreditor Agent is entitled to assume that the required consultation has taken place upon the expiry of the Initial Consultation Period):

(i)

subject to paragraphs (c)(ii), (c)(iii) and (d) below, the Intercreditor Agent shall deliver to the Common Security Agent the Enforcement Instructions in respect of the Common Transaction Security received from the Majority Pari Passu Creditors (if any);

(ii)	if:

(A)	the Majority Pari Passu Creditors have not either:

(1)

made a determination as to the method of Enforcement (save with respect to any Credit-Specific Transaction Security) they wish to instruct the Common Security Agent to pursue (and notified the Intercreditor Agent of that determination in writing); or

(2)	appointed a Financial Adviser to assist them in making such a determination,

within 3 months of the date of the Common Transaction Security Initial Enforcement Notice; or

(B)	the Super Senior Discharge Date or the Rolled Loan Discharge Date has not occurred within 6 months of the date of the Common Transaction Security Initial Enforcement Notice; or

(C)

upon or at any time after the Consultation Condition being satisfied, there are no Pari Passu Liabilities outstanding, then the Intercreditor Agent shall deliver to the Common Security Agent the Enforcement Instructions in respect of the Common Transaction Security received from the Majority Super Senior Creditors; and

(iii)	if the Majority Pari Passu Creditors have not either:

(A)

made a determination as to the method of Enforcement (save with respect to any Credit-Specific Transaction Security) they wish to instruct the Common Security Agent to pursue (and notified the Intercreditor Agent of that determination in writing); or

(B)	appointed a Financial Adviser to assist them in making such a determination,

and the Majority Super Senior Creditors:

(1)

determine in good faith (and notify the other Creditor Representatives, the Hedge Counterparties and the Intercreditor Agent) that a delay in issuing Enforcement Instructions in respect of the Common Transaction Security could reasonably be expected to have a material adverse effect on the ability to effect a Distressed Disposal or on the expected realisation proceeds of any such Enforcement; and

(2)

deliver Enforcement Instructions in respect of the Common Transaction Security which they reasonably believe to be consistent with the Enforcement Principles before the Intercreditor Agent has received any Enforcement Instructions in respect of the Common Transaction Security from the Majority Pari Passu Creditors, then the Intercreditor Agent shall deliver to the Common Security Agent the Enforcement Instructions in respect of the Common Transaction Security received from the Majority Super Senior Creditors.

(d)

If an Insolvency Event (other than an Insolvency Event directly caused by any Enforcement Action taken by or at the request or direction of a Super Senior Creditor) is continuing with respect to a Debtor or the Security Provider then the Intercreditor Agent shall, to the extent the Majority Super Senior Creditors elect to provide such Enforcement Instructions in respect of the Common Transaction Security (such Enforcement Instructions to be limited to such Enforcement as may be reasonably necessary to preserve and protect the claims and interest of the Super Senior Creditors), deliver to the Common Security Agent the Enforcement Instructions in respect of the Common Transaction Security received from the Majority Super Senior Creditors.

(e)

The Common Security Agent shall act in accordance with any Enforcement Instructions received from the Intercreditor Agent pursuant to this Clause 15 (and not withdrawn), save that (i) in the case of Enforcement Instructions delivered to the Common Security Agent pursuant to paragraph (d) above, the Common Security Agent shall only act in accordance with such Enforcement Instructions until the Super Senior Discharge Date has occurred and (ii) in the case of Enforcement Instructions delivered to the Common Security Agent pursuant to paragraphs (c)(ii) or (c)(iii) above, the Common Security Agent shall only act in accordance with such Enforcement Instructions until later of the Super Senior Discharge Date and the Rolled Loan Discharge Date.

15.3	Enforcement Instructions

(a)

The Common Security Agent may refrain from enforcing the Transaction Security or taking any other action as to Enforcement unless instructed otherwise by the Intercreditor Agent and the Intercreditor Agent may refrain from delivering such instructions to the Common Security Agent or taking any other action as to Enforcement unless instructed otherwise by the Instructing Group in accordance with Clause 15.2 (Instructions to enforce).

(b)

Subject to Clause 15.2 (Instructions to enforce), the applicable Instructing Group may deliver or refrain from delivering instructions to the Intercreditor Agent directing the Common Security Agent to take action as to Enforcement in accordance with the Enforcement Principles as they see fit by way of the issuance of Enforcement Instructions.

(c)	The Intercreditor Agent and the Common Security Agent are entitled to rely on and comply with instructions given in accordance with this Clause 15.3.

15.4	Enforcement of Transaction Security – Rolled Loan Cash Collateral

(a)	This Clause 15.4 is subject to Clause 3.2 (Rolled Loan – restrictions).

(b)

If the Rolled Loan Facility Lender wishes to take Enforcement Action in respect of any Transaction Security in respect of the Rolled Loan Cash Collateral Account, the Rolled Loan Facility Lender shall first inform the Intercreditor Agent in writing of its intention to do so and the Intercreditor Agent shall promptly forward such notice to the Common Security Agent and each Creditor Representative. The Rolled Loan Facility Lender shall not take Enforcement Action in respect of any Transaction Security in respect of the Rolled Loan Cash Collateral Account on or before the date that is five (5) Business Days after the delivery of such notice to the Intercreditor Agent.

(c)

If at any time prior to the Final Discharge Date (for these purposes, ignoring any amounts in respect of the Rolled Facility Loan) the Rolled Loan Facility Lender receives or recovers any Enforcement Proceeds in respect of the Rolled Loan Cash Collateral, it will hold and apply such Enforcement Proceeds (or an amount equal to such Enforcement Proceeds) in accordance with Clause 13.2 (Turnover by the Primary Creditors), save that it shall not be required to do so and shall be entitled to apply such Enforcement Proceeds as it choses in circumstances where such Enforcement Proceeds have been received or recovered in connection with Enforcement Action taken as permitted by limb (ii) of paragraph (b)(vi) of Clause 3.2 (Rolled Loan – restrictions).

15.5	Manner of Enforcement

(a)

If the Transaction Security is being enforced or other action as to Enforcement is being taken pursuant to Clause 15.3 (Enforcement Instructions), the Common Security Agent shall enforce the Transaction Security (other than the Rolled Loan Cash Collateral) or take other action as to Enforcement in such manner (including, without limitation, the selection of any administrator (or any analogous officer in any jurisdiction) of any Debtor or Security Provider to be appointed by the Common Security Agent) as the applicable Instructing Group shall instruct (provided that such instructions are consistent with the Enforcement Principles) or, in the absence of any such instructions, as the Intercreditor Agent (as it considers in its own discretion to be appropriate and consistent with the Enforcement Principles) has instructed the Common Security Agent to do so or, in the absence of any such instructions, as the Common Security Agent considers in its discretion to be appropriate and consistent with the Enforcement Principles.

(b)

If the Majority Super Senior Creditors or any Required Pari Passu Creditor (in each case acting reasonably) consider that the Common Security Agent is enforcing (or the Intercreditor Agent has directed the Common Security Agent to enforce) the Common Transaction Security in a manner that is not consistent with the Enforcement Principles, subject to paragraph (a) above, the applicable Creditor Representative (the “Notifying Creditor Representative”) shall give notice to the Intercreditor Agent (and the Intercreditor Agent shall promptly forward such notice to the Common Security Agent and each Creditor Representative which did not deliver such notice) after which the Creditor Representatives for each of the Super Senior Creditors and the Pari Passu Creditors (or, in the case of any group of Secured Parties that choses to do so, a representative or committee of such creditor group appointed in place of its Creditor Representative for this purpose), shall consult with the Intercreditor Agent and the Common Security Agent for a period of 10 days (or such lesser period as the Notifying Creditor Representative may agree) with a view to agreeing the manner of Enforcement of the Common Transaction Security, provided that such Creditor Representatives shall not be obliged to consult under this paragraph (b) more than once in relation to each Enforcement Action.

15.6	Exercise of voting rights

(a)

Subject to paragraph (c) below, each Creditor (other than each Creditor Representative and each Arranger) agrees with the Intercreditor Agent and the Common Security Agent that it will cast its vote in any proposal put to the vote by or under the supervision of any judicial or supervisory authority in respect of any insolvency, pre-insolvency or rehabilitation or similar proceedings relating to any member of the Group as instructed by the Intercreditor Agent.

(b)

Subject to paragraph (c) below, the Intercreditor Agent shall give instructions for the purposes of paragraph (a) above in accordance with any instructions given to it by the applicable Instructing Group, provided that any such instructions have been given in accordance with Clause 15.3 (Enforcement Instructions), taking into account the arrangements contemplated in paragraph (e) of Clause 17.4 (Restriction on Enforcement).

(c)

Nothing in this Clause 15.6 entitles any party to exercise or require any other Primary Creditor to exercise such power of voting or representation to (i) waive, reduce, discharge, extend the due date for (or change the basis for accrual of any) payment of or reschedule any of the Liabilities owed to that Primary Creditor or (ii) impair or otherwise adversely affect any Credit-Specific Transaction Security.

15.7	Waiver of rights

To the extent permitted under applicable law and subject to Clause 15.3 (Enforcement Instructions), Clause 15.5 (Manner of Enforcement), Clause 17.2 (Proceeds of Distressed Disposals and Debt Disposals) and Clause 19 (Application of proceeds), each of the Secured Parties and the Debtors waives all rights it may otherwise have to require that the Transaction Security be enforced in any particular order or manner or at any particular time or that any amount received or recovered from any person, or by virtue of the enforcement of any of the Transaction Security or of any other security interest, which is capable of being applied in or towards discharge of any of the Secured Obligations is so applied.

15.8	Duties owed

Each of the Secured Parties and the Debtors acknowledges that, in the event that the Common Security Agent enforces or is instructed to enforce the Transaction Security, the duties of the Common Security Agent and of any Receiver or Delegate owed to them in respect of the method, type and timing of that enforcement or of the exploitation, management or realisation of any of that Transaction Security shall, subject to Clause 17.2 (Proceeds of Distressed Disposals and Debt Disposals), be no different to or greater than the duty that is owed by the Common Security Agent, Receiver or Delegate to the Debtors under general law.

15.9	Enforcement through Common Security Agent only

(a)

Subject to paragraph (b) below, no Secured Party shall have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any right, power, authority or discretion arising under the Transaction Security Documents except through the Common Security Agent.

(b)

Subject to the terms and conditions of this Agreement (including Clauses 3.2 (Rolled Loan – restrictions) and Clause 15.4 (Enforcement of Transaction Security – Rolled Loan Cash Collateral)), the Rolled Loan Facility Lender shall have independent power to enforce and have recourse to the Credit-Specific Transaction Security in respect of the Rolled Loan Cash Collateral and to exercise any right, power, authority or discretion arising under the Transaction Security Documents related to such Transaction Security.

15.10	Alternative Enforcement Actions

After the Common Security Agent has commenced Enforcement of the Common Transaction Security, it shall not accept (and the Intercreditor Agent shall not deliver to it) any subsequent instructions as to Enforcement (save (i) with respect to any Credit-Specific Transaction Security, (ii) in the case where paragraph (c)(ii) or (d) of Clause 15.2 (Instructions to enforce) applies, (iii) after the Super Senior Discharge Date, where paragraph (d) of Clause 15.2 (Instructions to enforce) had applied or (iv) after the later of the Super Senior Discharge Date and the Rolled Loan Discharge Date, where any of paragraphs (c)(ii) or (c)(iii) of Clause 15.2 (Instructions to enforce) had applied) from anyone other than the Instructing Group that instructed it to commence such enforcement of the Common Transaction Security, regarding any other enforcement of the Common Transaction Security over or relating to shares or assets directly or indirectly the subject of the enforcement of the Common Transaction Security which has been commenced (and, for the avoidance of doubt, during any enforcement of the Common Transaction Security only paragraph (b) of the definition of Instructing Group shall be applicable in relation to any instructions (save with respect to any Credit-Specific Transaction Security) given to the Intercreditor Agent and the Common Security Agent by the Instructing Group under this Agreement).

15.11	Power of Attorney

The POA Agent shall not exercise any right under a Power of Attorney until after the delivery of an Enforcement Notice to the Company and to Propco and unless the Common Security Agent has instructed it to do so.

15.12	Livranças

The Common Security Agent shall not present any of the Livranças for payment until after the delivery of an Enforcement Notice to the Company and each Guarantor. Notwithstanding the terms of the Livrança Covering Letter, the aggregate amount to be inserted by the Common Security Agent into the Livranças may not exceed the aggregate amount of the Secured Obligations as at the date of such insertion by the Common Security Agent.

Section	5
Non-Distressed	Disposals, Distressed Disposals and claims

16.	Non-Distressed Disposals

16.1	Definitions

In this Clause 16:

(a)	“Disposal Proceeds” means the proceeds of a Non-Distressed Disposal;

(b)	“Non-Distressed Disposal” means a disposal of:

(i)	an asset of a member of the Group; or

(ii)	an asset which is subject to the Transaction Security,

to a person or persons outside the Group where:

(A)

either (x) one Officer of the Parent certifies for the benefit of the Intercreditor Agent and the Common Security Agent (and such certification is not objected to by any Credit Facility Agent within five (5) Business Days of receipt of such certificate) that that disposal is expressly permitted or not prohibited (as applicable) under the Credit Facility Documents, (y) each Credit Facility Agent notifies the Intercreditor Agent and the Common Security Agent that that disposal is expressly permitted or not prohibited (as applicable) under the relevant Credit Facility Documents or (z) the Majority Lenders (as defined in the relevant Credit Facility Agreement) under each Credit Facility Agreement consent to that disposal;

(B)

either (x) one Officer of the Parent certifies for the benefit of the Intercreditor Agent and the Common Security Agent that the disposal and, if the disposal is of Charged Property, the release of Transaction Security is expressly permitted or not prohibited (as applicable) under the Pari Passu Debt Documents (provided that such certificate has been provided to the relevant Creditor Representative(s) and the relevant Creditor Representative(s) have not objected to such certificate within 5 Business Days of receipt of such certificate) or (y) the Creditor Representative in respect of each Pari Passu Facility Agreement and Pari Passu Note Indenture authorises the release; and

(C)	that disposal is not a Distressed Disposal; and

(c)

“Officer” means the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, any Executive Vice President, Senior Vice President or Vice President, Treasurer or Secretary of the Parent, or any Directors of the Board or any person acting in that capacity, in each case acting with due authority.

16.2	Facilitation of Non-Distressed Disposals

(a)

If a disposal of an asset is a Non-Distressed Disposal, the Common Security Agent is irrevocably authorised and (subject to Clause 21 (The Common Security Agent)) obliged (at the cost of the Parent (provided that the Common Security Agent acts reasonably) and without any consent, sanction, authority or further confirmation from any Creditor, other Secured Party or Debtor) but subject to paragraph (b) below:

(i)	to release the Transaction Security or any other claim (relating to a Debt Document) over that asset;

(ii)

where that asset consists of shares in the capital of a member of the Group, to release the Transaction Security or any other claim (relating to a Debt Document) over that member of the Group’s Property; and

(iii)

to execute and deliver or enter into any release of the Transaction Security or any claim described in paragraphs (i) and (ii) above and issue any certificates of non-crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Common Security Agent, be considered necessary or desirable.

(b)

Each release of Transaction Security or any claim described in paragraph (a) above shall become effective only on the making of the relevant Non-Distressed Disposal. Without prejudice to Clause 21.8 (Rights and discretions), the Common Security Agent shall act in a timely manner to facilitate each such release.

16.3	Facilitation of other releases

(a)

If a release of Transaction Security is (i) required to effect amendments to the Secured Obligations Documents that have been duly consented to and approved under the terms of the Secured Obligations Documents and such release would comply with the terms and conditions of section 11 (Impairment of Security Interest) of schedule 10 (Covenants) pursuant to clause 23.1 (Notes covenants) of the 2016 Credit Facility Agreement and each Equivalent Provision (if any) of any Additional Credit Facility Document and Pari Passu Debt Document (in case of a Pari Passu Note Indenture, corresponding to section 4.21 (Impairment of Security Interest) of the Senior Secured 2021 Note Indenture, if any such Equivalent Provision is included) or (ii) conditional upon repayment or prepayment in full of the Secured Liabilities and the payment of all other amounts then due and payable under the Secured Obligations Documents so as to achieve the Final Discharge Date, the Common Security Agent is irrevocably authorised and (subject to Clause 21 (The Common Security Agent)) obliged (at the cost of the Parent (provided that the Common Security Agent acts reasonably) and without any consent, sanction, authority or further confirmation from any Creditor, other Secured Party or Debtor) but subject to paragraph (b) below:

(i)	to release the Transaction Security or any other claim (relating to a Debt Document) over that asset;

(ii)

where that asset consists of shares in the capital of a member of the Group, to release the Transaction Security or any other claim (relating to a Debt Document) over that member of the Group’s Property; and

(iii)

to execute and deliver or enter into any release of the Transaction Security or any claim described in paragraphs (i) and (ii) above and issue any certificates of non-crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Common Security Agent, be considered necessary or desirable.

(b)

Each release of Transaction Security or any claim described in paragraph (a) above shall become effective only on the making of the relevant transaction (and, if applicable, entry into any replacement Transaction Security that may be required pursuant to the terms and conditions of section 11 (Impairment of Security Interest) of schedule 10 (Covenants) pursuant to clause 23.1 (Notes covenants) of the 2016 Credit Facility Agreement and each Equivalent Provision of any Additional Credit Facility Document or Pari Passu Debt Document (in case of a Pari Passu Note Indenture, corresponding to section 4.21 (Impairment of Security Interest) of the Senior Secured 2021 Note Indenture)).

(c)

In connection with the entry into this Agreement, the Secured Parties (other than the Common Security Agent) irrevocably authorise and instruct the Common Security Agent to execute and deliver or enter into each release of the Transaction Security listed under the heading “Release documents for Onshore Security” in schedule 4 (Conditions subsequent documents) of the 2016 Amendment and Restatement Agreement. The Parent agrees that such execution, deliver or entry into such releases shall be at its cost (provided that the Common Security Agent acts reasonably) and shall not require any consent, sanction, authority or further confirmation from any Debtor. Each other Creditor confirms that its consent is not required for such releases.

16.4	Disposal Proceeds

Subject to Clause 3.2 (Rolled Loan – restrictions), if any Disposal Proceeds are required to be applied (or offered to be applied) in mandatory prepayment or redemption of the Credit Facility Liabilities or the Pari Passu Debt Liabilities then those Disposal Proceeds shall be applied (or, if relevant, offered and then applied, if required) in accordance with the Debt Documents and the consent of any other Party shall not be required for that application or offer.

16.5	Release of Unrestricted Subsidiaries

If a member of the Group is designated as an Unrestricted Subsidiary in accordance with the terms of each of the Credit Facility Documents and the Pari Passu Debt Documents, the Common Security Agent is irrevocably authorised and (subject to Clause 21 (The Common Security Agent)) obliged (at the cost of the relevant Debtor or the Parent (provided that the Common Security Agent acts reasonably) and without any consent, sanction, authority or further confirmation from any Creditor or Debtor):

(a)	to release the Transaction Security or any other claim (relating to a Debt Document) over that member of the Group’s assets; and

(b)

to execute and deliver or enter into any release of the Transaction Security or any claim described in paragraph (a) above and issue any certificates of non-crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Common Security Agent, be considered necessary or desirable or as requested by the Parent.

17.	Distressed Disposals

17.1	Facilitation of Distressed Disposals

Subject to Clause 17.4 (Restriction on Enforcement), if a Distressed Disposal is being effected the Common Security Agent is irrevocably authorised and obliged (at the cost of the Parent and without any consent, sanction, authority or further confirmation from any Creditor, other Secured Party or Debtor):

(a)

Release of Transaction Security/non-crystallisation certificates: to release the Transaction Security (and any claims thereunder) or any other claim over the asset subject to the Distressed Disposal and execute and deliver or enter into any release of that Transaction Security or claim and issue any letters of non-crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Common Security Agent, be considered necessary or desirable;

(b)

Release of liabilities and Transaction Security on a share sale (Debtor): if the asset subject to the Distressed Disposal consists of shares and/or other equity interests in the capital of a Debtor, to release:

(i)	that Debtor and any Subsidiary of that Debtor from all or any part of:

(A)	its Borrowing Liabilities;

(B)	its Guarantee Liabilities; and

(C)	its Other Liabilities;

(ii)

any Transaction Security granted by the Holding Company of that Debtor over the shares and other equity interests in the capital of that Debtor and any Transaction Security granted by that Debtor or any Subsidiary of that Debtor over any of its assets; and

(iii)	any other claim of a Bondco, Subordinated Creditor, an Intra-Group Lender, or another Debtor over that Debtor’s assets or over the assets of any Subsidiary of that Debtor,

on behalf of the relevant Creditors and Debtors;

(c)

Release of liabilities and Transaction Security on a share sale (Holding Company): if the asset subject to the Distressed Disposal consists of shares and/or other equity interests in the capital of any Holding Company of a Debtor, to release:

(i)	that Holding Company and any Subsidiary of that Holding Company from all or any part of:

(A)	its Borrowing Liabilities;

(B)	its Guarantee Liabilities; and

(C)	its Other Liabilities;

(ii)

any Transaction Security granted by the Holding Company of that Holding Company over the shares and other equity interests in the capital of that Holding Company and any Transaction Security granted by any Subsidiary of that Holding Company over any of its assets; and

(iii)	any other claim of a Bondco, Subordinated Creditor, an Intra-Group Lender or another Debtor over the assets of any Subsidiary of that Holding Company,

on behalf of the relevant Creditors and Debtors;

(d)

Facilitative disposal of liabilities on a share sale: if the asset subject to the Distressed Disposal consists of shares and/or other equity interests in the capital of a Debtor or the Holding Company of a Debtor and the Intercreditor Agent or Common Security Agent decides to dispose of all or any part of:

(i)	the Liabilities (other than Liabilities due to any Creditor Representative or Arranger or the Liabilities in respect of the principal amount outstanding in respect of the Rolled Loan); or

(ii)	the Debtors’ Intra-Group Receivables,

owed by that Debtor or Holding Company or any Subsidiary of that Debtor or Holding Company on the basis that any transferee of those Liabilities or Debtors’ Intra-Group Receivables (the “Transferee”) will not be treated as a Primary Creditor or a Secured Party for the purposes of this Agreement, to execute and deliver or enter into any agreement to dispose of all or part of those Liabilities or Debtors’ Intra-Group Receivables on behalf of the relevant Creditors and Debtors, provided that notwithstanding any other provision of any Debt Document the Transferee shall not be treated as a Primary Creditor or a Secured Party for the purposes of this Agreement;

(e)

Sale of liabilities on a share sale: if the asset subject to the Distressed Disposal consists of shares and/or other equity interests in the capital of a Debtor or the Holding Company of a Debtor and the Intercreditor Agent or Common Security Agent decides to dispose of all or any part of:

(i)	the Liabilities (other than Liabilities due to any Creditor Representative or Arranger or the Liabilities in respect of the principal amount outstanding in respect of the Rolled Loan); or

(ii)	the Debtors’ Intra-Group Receivables,

owed by that Debtor or Holding Company or any Subsidiary of that Debtor or Holding Company on the basis that any transferee of those Liabilities or Debtors’ Intra-Group Receivables will be treated as a Primary Creditor or a Secured Party for the purposes of this Agreement, to execute and deliver or enter into any agreement to dispose of:

(A)	all (and not part only) of the Liabilities owed to the Primary Creditors (other than to any Creditor Representative or Arranger); and

(B)	all or part of any other Liabilities (other than Liabilities owed to any Creditor Representative or Arranger) and the Debtors’ Intra-Group Receivables,

on behalf of, in each case, the relevant Creditors and Debtors;

(f)

Transfer of obligations in respect of liabilities on a share sale: if the asset subject to the Distressed Disposal consists of shares and/or other equity interests in the capital of a Debtor or the Holding Company of a Debtor (the “Disposed Entity”) and the Intercreditor Agent or Common Security Agent decides to transfer to another Debtor (the “Receiving Entity”) all or any part of the Disposed Entity’s obligations or any obligations of any Subsidiary of that Disposed Entity in respect of:

(i)	the Intra-Group Liabilities; or

(ii)	the Debtors’ Intra-Group Receivables,

to execute and deliver or enter into any agreement to:

(A)

agree to the transfer of all or part of the obligations in respect of those Intra-Group Liabilities or Debtors’ Intra-Group Receivables on behalf of the relevant Intra-Group Lenders and Debtors to which those obligations are owed and on behalf of the Debtors which owe those obligations; and

(B)

to accept the transfer of all or part of the obligations in respect of those Intra-Group Liabilities or Debtors’ Intra-Group Receivables on behalf of the Receiving Entity or Receiving Entities to which the obligations in respect of those Intra-Group Liabilities or Debtors’ Intra-Group Receivables are to be transferred.

17.2	Proceeds of Distressed Disposals and Debt Disposals

The net proceeds of each Distressed Disposal and each Debt Disposal shall be paid, or distributed, to the Common Security Agent for application in accordance with Clause 19 (Application of proceeds) and, to the extent that any Liabilities Sale has occurred, as if that Liabilities Sale had not occurred.

17.3	Fair value

(a)	In the case of:

(i)	a Distressed Disposal; or

(ii)	a Debt Disposal,

effected by, or at the request of, the Common Security Agent, the Common Security Agent shall act in accordance with this Agreement, provided that the Parties instructing the Intercreditor Agent and/or the Common Security Agent shall take reasonable care to obtain a fair market price having regard to the prevailing market conditions (though none of such Parties shall have any obligation to postpone (or request the postponement of) any Distressed Disposal or Debt Disposal in order to achieve a higher price).

(b)

The requirement in paragraph (a) above shall be satisfied (and as between the Creditors and the Debtors shall be conclusively presumed to be satisfied) and the Common Security Agent will be taken to have discharged all its obligations in this respect under this Agreement, the other Debt Documents and generally at law if:

(i)	that Distressed Disposal or Debt Disposal is made pursuant to any process or proceedings approved or supervised by or on behalf of any court of law or any Government Authority of the Macau SAR;

(ii)

that Distressed Disposal or Debt Disposal is made by, at the direction of or under the control of, a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer (or any analogous officer in any jurisdiction) appointed in respect of a member of the Group or the assets of a member of the Group;

(iii)	that Distressed Disposal or Debt Disposal is made pursuant to a Competitive Sales Process or a process contemplated under Services and Right to Use Direct Agreement; or

(iv)

if a Financial Adviser appointed by the Common Security Agent in accordance with Schedule 7 (Enforcement Principles) has delivered a Fairness Opinion to the Common Security Agent in respect of that Distressed Disposal or Debt Disposal.

17.4	Restriction on Enforcement

If a Distressed Disposal, a Liabilities Sale or a Debt Disposal is being effected:

(a)

the Common Security Agent is not authorised to release any Debtor, Subsidiary or Holding Company from any Borrowing Liabilities or Guarantee Liabilities owed to any Primary Creditor except in accordance with this Clause 17 (Distressed Disposals);

(b)	no Distressed Disposal, Liabilities Sale or Debt Disposal may be made for consideration in a form other than cash except to the extent contemplated by Schedule 7 (Enforcement Principles);

(c)

the relevant Primary Creditors shall simultaneously effect the unconditional release (or unconditional transfer to the purchaser of the relevant member of the Group) of all Borrowing Liabilities, Guarantee Liabilities and Other Liabilities owing to the Primary Creditors by the relevant Debtor and each of its direct and indirect Subsidiaries;

(d)

the Common Security Agent is not authorised to release any Debtor, Subsidiary or Holding Company from any Borrowing Liabilities or Guarantee Liabilities owed to the Rolled Loan Facility Lender in respect of the Rolled Loan in connection with a Distressed Disposal unless the cash amount of the Enforcement Proceeds of such Distressed Disposal is equal to or in excess of the lower of (i) the amount standing to the credit of the Rolled Loan Cash Collateral Account or (ii) the then principal amount of the Rolled Loan and, in such case, an amount of such Enforcement Proceeds in cash equal to the amount standing to the credit of the Rolled Loan Cash Collateral Account (or, if lower, the then principal amount of the Rolled Loan) shall be treated for the purposes of Clause 19 (Application of proceeds) as a Recovery from the Transaction Security over the Rolled Loan Cash Collateral Account and not as a Recovery from the Common Transaction Security; and

(e)

in the case that any Pari Passu Debt Liability is secured by any Credit-Specific Transaction Security, the Common Security Agent is not authorised to release any Debtor, Subsidiary or Holding Company from that Pari Passu Debt Liability in connection with a Distressed Disposal unless the cash amount of the Enforcement Proceeds of such Distressed Disposal (less the amount, if any, to be first treated as a Recovery from the Transaction Security over the Rolled Loan Cash Collateral Account) is equal to or in excess of the amount standing to the credit of the Pari Passu Notes Interest Accrual Account or Pari Passu Facility Debt Service Reserve Account (as applicable) (or, if lower, the amount of such Pari Passu Liability) plus the equivalent amount relating to each other Pari Passu Debt Liability similarly affected, and, in such case, an amount of such Enforcement Proceeds in cash equal to the amount standing to the credit of the relevant Pari Passu Notes Interest Accrual Account or Pari Passu Facility Debt Service Reserve Account (or, if lower, the then principal amount of such Pari Passu Debt Liability) shall be treated for the purposes of Clause 19 (Application of proceeds) as a Recovery from the Transaction Security over that Pari Passu Notes Interest Accrual Account or Pari Passu Facility Debt Service Reserve Account (as applicable) and not as a Recovery from the Common Transaction Security.

17.5	Appointment of Financial Adviser

Without prejudice to Clause 23.7 (Rights and discretions), the Intercreditor Agent may engage, or approve the engagement of, pay for and rely on the services of a Financial Adviser in accordance with Schedule 7 (Enforcement Principles).

17.6	Actions

(a)	For the purposes of Clause 17.1 (Facilitation of Distressed Disposals) the Common Security Agent shall act:

(i)	on the instructions of the Intercreditor Agent or the Instructing Group; or

(ii)	in the absence of any such instructions, as the Common Security Agent sees fit.

(b)	For the purposes of Clause 17.1 (Facilitation of Distressed Disposals) the Intercreditor Agent shall act:

(i)	on the instructions of the Instructing Group; or

(ii)	in the absence of any such instructions, as the Intercreditor Agent sees fit.

18.	Further assurance – disposals and releases

Each Creditor and Debtor will:

(a)

do all things that the Intercreditor Agent or the Common Security Agent requests in order to give effect to Clause 16 (Non-Distressed Disposals) and Clause 17 (Distressed Disposals) (which shall include, without limitation, the execution of any assignments, transfers, releases or other documents that the Intercreditor Agent or the Common Security Agent may consider to be necessary to give effect to the releases or disposals contemplated by those Clauses); and

(b)

if the Intercreditor Agent or the Common Security Agent is not entitled to take any of the actions contemplated by those Clauses or if the Intercreditor Agent or the Common Security Agent requests that any Creditor or Debtor take any such action, take that action itself in accordance with the instructions of the Intercreditor Agent or the Common Security Agent,

provided that the proceeds of those disposals are applied in accordance with Clause 16 (Non-Distressed Disposals) or Clause 17 (Distressed Disposals) as the case may be.

Section 6

Proceeds

19.	Application of proceeds

19.1	Order of application

(a)	In this Clause 19.1:

“Sale” has the meaning given to that term in the Services and Right to Use Direct Agreement; and

“Purchase Right” has the meaning given to that term in the Services and Right to Use Direct Agreement.

(b)

Subject to paragraphs (d) and (e) of Clause 17.4 (Restriction on Enforcement), Clause 19.2 (Prospective Liabilities) and Clause 19.3 (Treatment of Credit Facility Cash Cover and Credit Facility Lender Cash Collateral), all amounts from time to time received or recovered by the Common Security Agent pursuant to the terms of any Debt Document or in connection with the realisation or Enforcement or a transaction in lieu of Enforcement of all or any part of the Transaction Security (for the purposes of this Clause 19, the “Recoveries”) shall be held by the Common Security Agent on trust to apply them at any time as the Intercreditor Agent (in its discretion) sees fit to direct or the Common Security Agent (in its discretion) sees fit (subject, in the case of paragraph (x) below, to the timing conditions specified therein), to the extent permitted by applicable law (and subject to the provisions of this Clause 19), in the following order of priority:

(i)

other than any Recoveries from any Credit-Specific Transaction Security, in discharging any sums owing to the Common Security Agent (other than pursuant to Clause 21.2 (Parallel debt)), any Receiver or any Delegate;

(ii)	other than any Recoveries from any Credit-Specific Transaction Security, in payment or reimbursement to:

(A)

where (A) a Secured Party (or Secured Parties) has (or have) paid or funded any amount referred to in clauses 5.3 (Non-payment by Studio City Entertainment of arrears under the Services and Right to Use Agreement) to 5.5 (Termination rights in the Final Grace Period) of the Services and Right to Use Direct Agreement and (B) Melco Resorts Macau has not paid or funded any such amounts, to that Secured Party (or, as the case may be, on a pro rata basis between such Secured Parties) on account of all such amounts; or

(B)

where a Secured Party (or Secured Parties) has (or have) paid or funded any amount referred to in clauses 5.3 (Non-payment by Studio City Entertainment of arrears under the Services and Right to Use Agreement) to 5.5 (Termination rights in the Final Grace Period) of the Services and Right to Use Direct Agreement (and Melco Resorts Macau has also, together with such Secured Party or Secured Parties, funded such amounts), on a pro rata basis to the Secured Party (or, as the case may be, Secured Parties) and Melco Resorts Macau on account of all such amounts, save where a Sale is or has been made pursuant to the Purchase Right in which circumstances payment or reimbursement should be made to the Secured Party (or, as the case may be, Secured Parties) only; or

(C)

where Melco Resorts Macau has paid or funded any amount referred to in clauses 5.3 (Non-payment by Studio City Entertainment of arrears under the Services and Right to Use Agreement) to 5.5 (Termination rights in the Final Grace Period) of the Services and Right to Use Direct Agreement (and no Secured Party has paid or funded any such amounts) and provided that no Sale is or has been made pursuant to the Purchase Right, to Melco Resorts Macau on account of all such amounts;

(iii)

other than any Recoveries from any Credit-Specific Transaction Security, in discharging any sums owing to the Intercreditor Agent, the POA Agent and in payment to the Creditor Representatives of the Creditor Representative Amounts;

(iv)

other than any Recoveries from any Credit-Specific Transaction Security, in discharging all costs and expenses incurred by any Primary Creditor in connection with any realisation or enforcement of the Transaction Security taken in accordance with the terms of this Agreement or any action taken at the request of the Intercreditor Agent or the Common Security Agent under Clause 12.6 (Further assurance – Insolvency Event);

(v)	other than any Recoveries from any Credit-Specific Transaction Security, in payment or distribution to:

(A)	each Credit Facility Agent on its own behalf and on behalf of the Credit Facility Creditors for which it is the Creditor Representative; and

(B)	the Super Senior Hedge Counterparties,

for application towards the discharge of:

(1)

the Credit Facility Liabilities (in accordance with the terms of the applicable Credit Facility Documents) on a pro rata basis between the 2016 Credit Facility Liabilities and the Additional Credit Facility Liabilities (if any); and

(2)

the Super Senior Hedging Liabilities up to an aggregate maximum amount equal to the Super Senior Hedging Amount (and, in the case of each Super Senior Hedging Liability, up to an aggregate maximum amount equal to the portion of the Super Senior Hedging Amount allocated to that Liability in accordance with this Agreement) on a pro rata basis between the Super Senior Hedging Liabilities of each Super Senior Hedge Counterparty and with such pro rata allocation to be determined by reference to each Super Senior Hedge Counterparty’s Allocated Super Senior Hedging Amount,

on a pro rata basis between paragraph (1) and paragraph (2) above;

(vi)	other than any Recoveries from any Credit-Specific Transaction Security, in payment or distribution to:

(A)	the Creditor Representatives in respect of any Pari Passu Debt Liabilities on its own behalf and on behalf of the Pari Passu Debt Creditors for which it is the Creditor Representative; and

(B)	the Pari Passu Hedge Counterparties,

for application towards the discharge of:

(1)

the Pari Passu Debt Liabilities (in accordance with the terms of the relevant Pari Passu Debt Documents) on a pro rata basis between Pari Passu Debt Liabilities under separate Pari Passu Facility Agreements (such pro rata calculation to be made without regard to any discharge of Pari Passu Debt Liabilities as a result of any application of Recoveries in accordance with paragraph (vii) below);

(2)

the Pari Passu Debt Liabilities (in accordance with the terms of the relevant Pari Passu Debt Documents) on a pro rata basis between Pari Passu Debt Liabilities under separate Pari Passu Note Indentures (such pro rata calculation to be made without regard to any discharge of Pari Passu Debt Liabilities constituting interest obligations or obligations in respect of scheduled amortisation payments or redemptions (in each case other than at final maturity) as a result of any application of Recoveries in accordance with paragraph (viii) below); and

(3)	the Pari Passu Hedging Liabilities on a pro rata basis between the Pari Passu Hedging Liabilities of each Pari Passu Hedge Counterparty,

on a pro rata basis between paragraph (1), paragraph (2) and paragraph (3) above (such pro rata calculation to be made without regard to any discharge of Pari Passu Debt Liabilities constituting interest obligations or obligations in respect of scheduled amortisation payments or redemptions (in each case other than at final maturity) as a result of any application of Recoveries in accordance with paragraph (vii) or (viii) below);

(vii)

in case of Recoveries from any Credit-Specific Transaction Security over any Pari Passu Facility Debt Service Reserve Account, in payment or distribution to the Creditor Representative in respect of the Pari Passu Facility to which that Pari Passu Facility Debt Service Reserve Account relates on behalf of the Pari Passu Lenders for which it is the Creditor Representative for application towards the discharge of the Pari Passu Debt Liabilities constituting interest obligations or obligations in respect of scheduled amortisation payments or redemptions (in each case other than at final maturity) in respect of that Pari Passu Facility (in accordance with the terms of the relevant Pari Passu Debt Documents) and, thereafter, in payment or distribution pursuant to paragraph (vi) above as if such Recoveries were not from a Credit-Specific Transaction Security;

(viii)

in case of Recoveries from any Credit-Specific Transaction Security over any Pari Passu Notes Interest Accrual Account, in payment or distribution to the Pari Passu Notes Trustee in respect of the Pari Passu Notes to which that Pari Passu Notes Interest Accrual Account relates on behalf of the Pari Passu Noteholders for which it is the Creditor Representative for application towards the discharge of the Pari Passu Debt Liabilities constituting interest obligations in respect of those Pari Passu Notes (in accordance with the terms of the relevant Pari Passu Debt Documents) and, thereafter, in payment or distribution pursuant to paragraph (vi) above as if such Recoveries were not from a Credit-Specific Transaction Security;

(ix)

other than any Recoveries from any Credit-Specific Transaction Security, in payment or distribution to the 2016 Credit Facility Agent on behalf of the Rolled Loan Facility Lender for application in or towards the discharge of the Liabilities in respect of the Rolled Loan (in accordance with the terms of the 2016 Credit Facility Agreement);

(x)

in case of Recoveries from any Credit-Specific Transaction Security over the Rolled Loan Cash Collateral Account, only on or after a Release Event has occurred, to the 2016 Credit Facility Agent on behalf of the Rolled Loan Facility Lender for application in or towards the discharge of the Liabilities in respect of the Rolled Loan (in accordance with the terms of the 2016 Credit Facility Agreement);

(xi)

if none of the Debtors is under any further actual or contingent liability under any Credit Facility Document, Hedging Agreement or Pari Passu Debt Document, in payment or distribution to any person to whom the Common Security Agent is obliged to pay or distribute in priority to any Debtor; and

(xii)	the balance, if any, in payment or distribution to the relevant Debtor.

19.2	Prospective Liabilities

Following a Distress Event the Common Security Agent may, in its discretion hold any amount of the Recoveries in one or more interest bearing suspense or impersonal accounts in the name of the Common Security Agent with such financial institution (including itself) as the Common Security Agent shall think fit (the interest being credited to the relevant account for so long as the Common Security Agent shall think fit) for later application under Clause 19.1 (Order of application) in respect of:

(a)	any sum to the Common Security Agent, any Receiver or any Delegate; and

(b)	any part of the Liabilities,

that the Common Security Agent reasonably considers, in each case, might become due or owing at any time in the future.

19.3	Treatment of Credit Facility Cash Cover and Credit Facility Lender Cash Collateral

(a)

Nothing in this Agreement shall prevent any Issuing Bank or Ancillary Lender taking any Enforcement Action in respect of any Credit Facility Cash Cover which has been provided for it in accordance with the relevant Credit Facility Agreement.

(b)

To the extent that any Credit Facility Cash Cover is not held with the Relevant Issuing Bank or Relevant Ancillary Lender, all amounts from time to time received or recovered in connection with the realisation or enforcement of that Credit Facility Cash Cover shall be paid to the Common Security Agent and shall be held by the Common Security Agent on trust to apply them at any time as the Common Security Agent (in its discretion) sees fit, to the extent permitted by applicable law, in the following order of priority:

(i)	to the Relevant Issuing Bank or Relevant Ancillary Lender towards the discharge of the Credit Facility Liabilities for which that Credit Facility Cash Cover was provided; and

(ii)	the balance, if any, in accordance with Clause 19.1 (Order of application).

(c)

To the extent that any Credit Facility Cash Cover is held with the Relevant Issuing Bank or Relevant Ancillary Lender, nothing in this Agreement shall prevent that Relevant Issuing Bank or Relevant Ancillary Lender receiving and retaining any amount in respect of that Credit Facility Cash Cover.

(d)

Nothing in this Agreement shall prevent any Issuing Bank receiving and retaining any amount in respect of any Credit Facility Lender Cash Collateral provided for it in accordance with the relevant Credit Facility Agreement.

19.4	Investment of Cash Proceeds

Prior to the application of the proceeds of the Security Property in accordance with Clause 19.1 (Order of application) the Common Security Agent may, in its discretion, hold all or part of any cash proceeds in one or more interest bearing suspense or impersonal accounts in the name of the Common Security Agent with such financial institution (including itself) and for so long as the Common Security Agent shall think fit (the interest being credited to the relevant account) pending the application from time to time of those monies in the Common Security Agent’s discretion in accordance with the provisions of this Clause 19.

19.5	Currency Conversion

(a)	For the purpose of, or pending the discharge of, any of the Secured Obligations the Common Security Agent may:

(i)

convert any moneys received or recovered by the Common Security Agent (including, without limitation, any cash proceeds) from one currency to another, at the Common Security Agent’s Spot Rate of Exchange; and

(ii)	notionally convert the valuation provided in any opinion or valuation from one currency to another, at the Common Security Agent’s Spot Rate of Exchange.

(b)	The obligations of any Debtor to pay in the due currency shall only be satisfied:

(i)	in the case of paragraph (a)(i) above, to the extent of the amount of the due currency purchased after deducting the costs of conversion; and

(ii)	in the case of paragraph (a)(ii) above, to the extent of the amount of the due currency which results from the notional conversion referred to in that paragraph.

19.6	Permitted deductions

The Common Security Agent shall be entitled, in its discretion, (a) to set aside by way of reserve amounts required to meet and (b) to make and pay, any deductions and withholdings (on account of Taxes or otherwise) which it is or may be required by any law or regulation to make from any distribution or payment made by it under this Agreement, and to pay all Taxes which may be assessed against it in respect of any of the Charged Property, or as a consequence of performing its duties or exercising its rights, powers, authorities and discretions, or by virtue of its capacity as Common Security Agent under any of the Debt Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

19.7	Good discharge

(a)	Any distribution or payment to be made in respect of the Secured Obligations by the Common Security Agent:

(i)	may be made to the relevant Creditor Representative on behalf of its Primary Creditors;

(ii)

may be made to the Relevant Issuing Bank or Relevant Ancillary Lender in accordance with paragraph (b)(i) of Clause 19.3 (Treatment of Credit Facility Cash Cover and Credit Facility Lender Cash Collateral); or

(iii)	shall be made directly to the Hedge Counterparties.

(b)	Any distribution or payment made as described in paragraph (a) above shall be a good discharge, to the extent of that payment or distribution, by the Common Security Agent.

(c)

The Common Security Agent is under no obligation to make the payments to the Creditor Representatives or the Hedge Counterparties under paragraph (a) above in the same currency as that in which the Liabilities owing to the relevant Primary Creditor are denominated pursuant to the relevant Debt Document.

19.8	Calculation of amounts

(a)

All pro rata calculations to be made in relation to this Clause 19 shall be made by the Intercreditor Agent. For the purpose of calculating any person’s share of any amount payable to or by it, the Intercreditor Agent shall be entitled to:

(i)

notionally convert the Liabilities owed to any person into a common base currency (decided in its discretion by the Intercreditor Agent), that notional conversion to be made at the spot rate at which the Common Security Agent is able to purchase the notional base currency with the actual currency of the Liabilities owed to that person at the time at which that calculation is to be made; and

(ii)

assume that all amounts received or recovered as a result of the enforcement or realisation of the Security Property are applied in discharge of the Liabilities in accordance with the terms of the Debt Documents under which those Liabilities have arisen.

(b)

The Common Security Agent and each Primary Creditor shall assist the Intercreditor Agent by promptly providing the Intercreditor Agent with such information as Intercreditor Agent (acting reasonably) may require for the purposes of making calculations in accordance with this Clause 19.8.

19.9	Consideration

In consideration of the covenants given to the Common Security Agent by the Debtors in Clause 21.2 (Parallel debt), the Common Security Agent agrees with the Debtors to apply all moneys from time to time paid by the Debtors to the Common Security Agent in accordance with the provisions of this Clause 19.

19.10	Excluded Swap Obligations and keepwell

(a)

Notwithstanding anything to the contrary in this Agreement or any other Debt Document, in no circumstances shall proceeds of any Transaction Security constituting an asset of a Debtor or a Security Provider which is not a Qualified ECP Guarantor be applied towards the payment of any Excluded Swap Obligations nor shall any guarantee provided by any Debtor or Security Provider pursuant to any Debt Document guarantee any obligations which are Excluded Swap Obligations, notwithstanding the terms of such Debt Document (and in the case of any conflict between the terms of any Debt Document and this Clause, the terms of this Clause shall prevail).

(b)

The Parent absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Debtor or Security Provider to honour all of its obligations under:

(i)	the Hedging Agreements; and

(ii)

any Hedge Counterparties’ guarantee and indemnity as set out in Schedule 9 (Hedge Counterparties’ guarantee and indemnity) of this Agreement in respect of each other Debtor’s obligations under the Hedging Agreements, provided, however, that Parent shall only be liable under this Clause for the maximum amount of such liability that can hereby be incurred without rendering its obligations under this Clause, or otherwise under any guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

(c)

The obligations of the Parent under paragraph (b) above shall remain in full force and effect until each Debtor’s obligations under the Hedging Agreements and under any guarantee in respect of each other Debtor’s obligations under the Hedging Agreements (including under any Hedge Counterparties’ guarantee and indemnity as set out in Schedule 9 (Hedge Counterparties’ guarantee and indemnity) of this Agreement) are fully discharged in accordance with the terms of the relevant Debt Documents.

(d)

The Parent intends that this Clause constitutes, and this Clause shall be deemed to constitute, a “keepwell, support or other agreement” for the benefit of each other Debtor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

20.	Equalisation

20.1	Equalisation definitions

For the purposes of this Clause 20:

“Enforcement Date” means the first date (if any) on which a Super Senior Creditor takes enforcement action of the type described in paragraphs (a)(i), (a)(iii), (a)(iv) or (c) of the definition of “Enforcement Action” in accordance with the terms of this Agreement.

“Exposure” means:

(a)

in relation to a Credit Facility Lender, the aggregate amount of its participation (if any, and without double counting) in all Utilisations outstanding under the Credit Facility Agreements at the Enforcement Date (assuming all contingent liabilities which have become actual liabilities since the Enforcement Date to have been actual liabilities at the Enforcement Date (but not including, for these purposes only, any interest that would have accrued from the Enforcement Date to the date of actual maturity in respect of those liabilities) and assuming any transfer of claims between Credit Facility Lenders pursuant to any loss-sharing arrangement in any Credit Facility Agreement which has taken place since the Enforcement Date to have taken place at the Enforcement Date) together with the aggregate amount of all accrued interest, fees and commission owed to it under the Credit Facility Documents and amounts owed to it by a Debtor in respect of any Ancillary Facility but excluding:

(i)

any amount owed to it by a Debtor in respect of any Ancillary Facility to the extent (and in the amount) that Credit Facility Cash Cover has been provided by a Debtor in respect of that amount and is available to that Credit Facility Lender pursuant to the relevant Credit Facility Cash Cover Document;

(ii)

any amount outstanding in respect of a Letter of Credit to the extent (and in the amount) that Credit Facility Cash Cover has been provided by a Debtor in respect of that amount and is available to the party it has been provided for pursuant to the relevant Credit Facility Cash Cover Document;

(iii)	the principal amount of the Rolled Loan; and

(b)	in relation to a Hedge Counterparty:

(i)

if that Hedge Counterparty has terminated or closed out any hedging transaction under any Hedging Agreement in accordance with the terms of this Agreement on or prior to the Enforcement Date, the amount, if any, payable to it under that Hedging Agreement in respect of that termination or close-out as of the date of termination or close-out (taking into account any interest accrued on that amount) to the extent that amount is unpaid at the Enforcement Date (that amount to be certified by the relevant Hedging Counterparty and as calculated in accordance with the relevant Hedging Agreement) and to the extent that amount constitutes Super Senior Hedging Liabilities; and

(ii)	if that Hedge Counterparty has not terminated or closed out any hedging transaction under any Hedging Agreement on or prior to the Enforcement Date:

(A)

if the relevant Hedging Agreement is based on an ISDA Master Agreement the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction if the Enforcement Date was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Debtor is the Defaulting Party (as defined in the relevant ISDA Master Agreement); or

(B)

if the relevant Hedging Agreement is not based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction if the Enforcement Date was deemed to be the date on which an event similar in meaning and effect (under that Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Hedging Agreement for which the relevant Debtor is in a position similar in meaning and effect (under that Hedging Agreement) to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement), to the extent that amount constitutes Super Senior Hedging Liabilities, such amount, in each case, to be certified by the relevant Hedging Counterparty and as calculated in accordance with the relevant Hedging Agreement.

“Utilisation” means a “Utilisation” under and as defined in the relevant Credit Facility Agreement.

20.2	Implementation of equalisation

(a)	The provisions of this Clause 20 shall be applied at such time or times after the Enforcement Date as the Intercreditor Agent may consider appropriate.

(b)

Without prejudice to the generality of paragraph (a) above, if the provisions of this Clause 20 have been applied before all the Liabilities have matured and/or been finally quantified, the Intercreditor Agent may elect to re-apply those provisions on the basis of revised Exposures and the relevant Creditors shall make appropriate adjustment payments among themselves.

20.3	Equalisation

If, for any reason, any Super Senior Liabilities (other than in respect of the Rolled Loan) remain unpaid after the Enforcement Date and the resulting losses in respect of any Super Senior Liabilities (other than in respect of the Rolled Loan) are not borne by the Credit Facility Lenders and the Hedge Counterparties in the proportions which their respective Exposures at the Enforcement Date bore to the aggregate Exposures of all the Credit Facility Lenders and the Hedge Counterparties at the Enforcement Date, the Credit Facility Lenders and the Hedge Counterparties will make such payments among themselves as the Intercreditor Agent shall require to put the Credit Facility Lenders and the Hedge Counterparties in such a position that (after taking into account such payments) those losses are borne in those proportions.

20.4	Turnover of Enforcement Proceeds

If:

(a)

the Common Security Agent or a Creditor Representative is not entitled, for reasons of applicable law, to pay or distribute amounts received pursuant to the making of a demand under any guarantee, indemnity or other assurance against loss or the enforcement of the Transaction Security to the relevant Super Senior Creditors but is entitled to pay or distribute those amounts to Creditors (such Creditors, the “Receiving Creditors”) who, in accordance with the terms of this Agreement, are subordinated in right and priority of payment to the relevant Super Senior Creditors; and

(b)	the Super Senior Discharge Date has not yet occurred (nor would occur after taking into account such payments),

then the Receiving Creditors shall make such payments or distributions to the relevant Super Senior Creditors as the Intercreditor Agent shall require to place the relevant Super Senior Creditors in the position they would have been in had such amounts been available for application against the Super Senior Liabilities.

20.5	Notification of Exposure

Before each occasion on which it intends to implement the provisions of this Clause 20, the Intercreditor Agent shall send notice to each Hedge Counterparty and each Credit Facility Agent requesting that it notify the Intercreditor Agent of, respectively, its Exposure and that of each Credit Facility Lender for which it is the Creditor Representative (if any).

20.6	Default in payment

If a Super Senior Creditor fails to make a payment due from it under this Clause 20, the Intercreditor Agent shall be entitled (but not obliged) to take action on behalf of the Super Senior Creditor(s) to whom such payment was to be redistributed (subject to being indemnified to its satisfaction by such Super Senior Creditor(s) in respect of costs) but shall have no liability or obligation towards such Super Senior Creditor(s) or any other Primary Creditor as regards such default in payment and any loss suffered as a result of such default shall lie where it falls.

Section 7

The Parties

21.	The Common Security Agent

21.1	Common Security Agent as trustee

(a)

The Parties acknowledge that the role of Common Security Agent is a continuation of the role of Security Agent as conducted by the Common Security Agent up to and including the effectiveness of this Agreement under and pursuant to the 2016 Credit Facility Agreement.

(b)

The Common Security Agent declares that it holds the Security Property on trust for the Secured Parties on the terms contained in this Agreement. The Common Security Agent and the Secured Parties acknowledge that such declaration is simply a restatement of the declaration of trust by the Common Security Agent as originally declared by the Common Security Agent in the original form of the 2016 Credit Facility Agreement (which trust continues as restated in this Agreement and for the benefit of the Secured Parties as defined in this Agreement, with appropriate adjustments to the terms of such trust as set out in this Agreement).

(c)

Each of the Primary Creditors authorises the Common Security Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Common Security Agent under or in connection with the Debt Documents together with any other incidental rights, powers, authorities and discretions.

21.2	Parallel debt

(a)

Notwithstanding any other provision of this Agreement, each Debtor irrevocably and unconditionally undertakes to pay to the Common Security Agent, as creditor in its own right and not as representative of the other Secured Parties, sums equal to and in the currency of each amount payable by each of them to each of the Secured Parties under each of the Debt Documents as and when that amount falls due for payment under the relevant Debt Document or would have fallen due but for any discharge resulting from failure of another Secured Party to take appropriate steps, in insolvency proceedings affecting any Debtor, to preserve its entitlement to be paid that amount.

(b)

The Common Security Agent shall have its own independent right to demand payment of the amounts payable by the Debtors under paragraph (a), irrespective of any discharge of its obligation(s) to pay those amounts to the other Secured Parties resulting from failure by them to take appropriate steps, in insolvency proceedings affecting any Debtor, to preserve their entitlement to be paid those amounts.

(c)

Any amount due and payable by any Debtor to the Common Security Agent under this Clause 21.2 shall be decreased to the extent that the other Secured Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Debt Documents.

(d)

Any amount paid by a Debtor to the Common Security Agent under this Clause 21.2 shall reduce the corresponding amount due and payable by such Debtor to the other Secured Parties to the extent that those Secured Parties have received (and are able to retain) payment in full of such amount under the other provisions of the Debt Documents.

21.3	Instructions

(a)	The Common Security Agent shall:

(i)

subject to paragraphs (d) and (e) below, exercise or refrain from exercising any right, power, authority or discretion vested in it as Common Security Agent in accordance with any instructions given to it by the Intercreditor Agent; and

(ii)

not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above (or, if this Agreement stipulates the matter is a decision for any other Creditor or group of Creditors, in accordance with instructions given to it by that Creditor or group of Creditors).

(b)

The Common Security Agent shall be entitled to request instructions, or clarification of any instruction, from the Intercreditor Agent as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Common Security Agent may refrain from acting unless and until it receives those instructions or that clarification.

(c)

Unless a contrary intention appears in this Agreement, any instructions given to the Common Security Agent by the Intercreditor Agent shall override any conflicting instructions given by any other Parties and will be binding on all Secured Parties.

(d)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in this Agreement;

(ii)	where this Agreement requires the Common Security Agent to act in a specified manner or to take a specified action;

(iii)

in respect of any provision which protects the Common Security Agent’s own position in its personal capacity as opposed to its role of Common Security Agent for the Secured Parties including, without limitation, Clauses 21.6 (No duty to account) to Clause 21.11 (Exclusion of liability), Clause 21.14 (Confidentiality) to Clause 21.21 (Custodians and nominees) and Clause 21.24 (Acceptance of title) to Clause 21.27 (Disapplication of Trustee Acts);

(iv)	in respect of the exercise of the Common Security Agent’s discretion to exercise a right, power or authority under any of:

(A)	Clause 16 (Non-Distressed Disposals);

(B)	Clause 19.1 (Order of application);

(C)	Clause 19.2 (Prospective liabilities);

(D)	Clause 19.3 (Treatment of Credit Facility Cash Cover and Credit Facility Lender Cash Collateral); and

(E)	Clause 19.6 (Permitted deductions).

(e)

If giving effect to instructions given by the Intercreditor Agent would (in the Common Security Agent’s opinion) have an effect equivalent to an Intercreditor Amendment, the Common Security Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Common Security Agent) whose consent would have been required in respect of that Intercreditor Amendment.

(f)	In exercising any discretion to exercise a right, power or authority under the Debt Documents where either:

(i)	it has not received any instructions as to the exercise of that discretion; or

(ii)	the exercise of that discretion is subject to paragraph (d)(iv) above,

the Common Security Agent shall do so having regard to the interests of all the Secured Parties.

(g)

The Common Security Agent may refrain from acting in accordance with any instructions of any Creditor or group of Creditors until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Debt Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable Indirect Tax) which it may incur in complying with those instructions.

(h)

Without prejudice to the provisions of Clause 15 (Enforcement of Transaction Security) and the remainder of this Clause 21.3, in the absence of instructions, the Common Security Agent may act (or refrain from acting) as it considers in its discretion to be appropriate.

(i)

The Common Security Agent shall be entitled to carry out all dealings with the Secured Parties through the Intercreditor Agent and may give to the Intercreditor Agent any notice or other communication required to be given by the Common Security Agent to the Secured Parties.

21.4	Duties of the Common Security Agent

(a)	The Common Security Agent’s duties under the Debt Documents are solely mechanical and administrative in nature.

(b)	The Common Security Agent shall promptly:

(i)	forward to the Intercreditor Agent a copy of any document received by the Common Security Agent from any Debtor or Security Provider under any Debt Document; and

(ii)	forward to a Party the original or a copy of any document which is delivered to the Common Security Agent for that Party by any other Party.

(c)

Except where a Debt Document specifically provides otherwise, the Common Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)

Without prejudice to Clause 28.3 (Notification of prescribed events), if the Common Security Agent receives notice from a Party referring to any Debt Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Intercreditor Agent.

(e)

To the extent that a Party (other than the Common Security Agent) is required to calculate a Common Currency Amount, the Common Security Agent shall upon a request by that Party, promptly notify that Party of the relevant Common Security Agent’s Spot Rate of Exchange.

(f)

The Common Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Debt Documents to which it is expressed to be a party (and no others shall be implied).

21.5	No fiduciary duties to Debtors, Security Providers, Bondco or Subordinated Creditors

Nothing in this Agreement constitutes the Common Security Agent as an agent, trustee or fiduciary of any Debtor, any Security Provider, Bondco or any Subordinated Creditor.

21.6	No duty to account

The Common Security Agent shall not be bound to account to any other Secured Party for any sum or the profit element of any sum received by it for its own account.

21.7	Business with the Group

The Common Security Agent may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

21.8	Rights and discretions

(a)	The Common Security Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Intercreditor Agent, an Instructing Group, any Creditors or any group of Creditors are duly given in accordance with the terms of the Debt Documents;

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(C)	if it receives any instructions to act in relation to the Transaction Security, that all applicable conditions under the Debt Documents for so acting have been satisfied; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Common Security Agent may assume (unless it has received notice to the contrary in its capacity as security trustee for the Secured Parties) that:

(i)	no Default has occurred;

(ii)	any right, power, authority or discretion vested in any Party or any group of Creditors has not been exercised; and

(iii)	any notice made by the Parent is made on behalf of and with the consent and knowledge of all the Debtors and Security Providers.

(c)	The Common Security Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)

Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Common Security Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Common Security Agent (and so separate from any lawyers instructed by any Primary Creditor) if the Common Security Agent in its reasonable opinion deems this to be desirable.

(e)

The Common Security Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Common Security Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Common Security Agent, any Receiver and any Delegate may act in relation to the Debt Documents and the Security Property through its officers, employees and agents and shall not:

(i)	be liable for any error of judgement made by any such person; or

(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person,

unless such error or such loss was directly caused by the Common Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct.

(g)

Unless this Agreement expressly specifies otherwise, the Common Security Agent may disclose to any other Party any information it reasonably believes it has received as security trustee under this Agreement.

(h)

Notwithstanding any other provision of any Debt Document to the contrary, the Common Security Agent is not obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)

Notwithstanding any provision of any Debt Document to the contrary, the Common Security Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

21.9	Responsibility for documentation

None of the Common Security Agent, any Receiver nor any Delegate is responsible or liable for:

(a)

the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Common Security Agent, a Debtor, a Security Provider or any other person in or in connection with any Debt Document or the transactions contemplated in the Debt Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Debt Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property; or

(c)

any determination as to whether any information provided or to be provided to any Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

21.10	No duty to monitor

The Common Security Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Debt Document; or

(c)	whether any other event specified in any Debt Document has occurred.

21.11	Exclusion of liability

(a)

Without limiting paragraph (b) below (and without prejudice to any other provision of any Debt Document excluding or limiting the liability of the Common Security Agent, any Receiver or Delegate), none of the Common Security Agent, any Receiver nor any Delegate will be liable for:

(i)

any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Debt Document or the Security Property unless directly caused by its gross negligence or wilful misconduct;

(ii)

exercising or not exercising any right, power, authority or discretion given to it by, or in connection with, any Debt Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Debt Document or the Security Property;

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or

(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs, losses, any diminution in value or any liability whatsoever arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets; breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)

No Party (other than the Common Security Agent, that Receiver or that Delegate (as applicable)) may take any proceedings against any officer, employee or agent of the Common Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Common Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Debt Document or any Security Property and any officer, employee or agent of the Common Security Agent, a Receiver or a Delegate may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(c)	Nothing in this Agreement shall oblige the Common Security Agent to carry out:

(i)	any “know your customer” or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Primary Creditor,

on behalf of any Primary Creditor and each Primary Creditor confirms to the Common Security Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Common Security Agent.

(d)

Without prejudice to any provision of any Debt Document excluding or limiting the liability of the Common Security Agent, any Receiver or Delegate or the POA Agent, any liability of the Common Security Agent, any Receiver or Delegate or the POA Agent arising under or in connection with any Debt Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Common Security Agent, Receiver, Delegate or POA Agent (as the case may be) or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Common Security Agent, Receiver, Delegate or POA Agent (as the case may be) at any time which increase the amount of that loss. In no event shall the Common Security Agent, any Receiver or Delegate or the POA Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Common Security Agent, Receiver, Delegate or POA Agent (as the case may be) has been advised of the possibility of such loss or damages.

21.12	Primary Creditors’ indemnity to the Common Security Agent

(a)

Each Primary Creditor (other than any Creditor Representative) shall (in the proportion that the Liabilities due to it bear to the aggregate of the Liabilities due to all the Primary Creditors (other than any Creditor Representative) for the time being (or, if the Liabilities due to the Primary Creditors (other than any Creditor Representative) are zero, immediately prior to their being reduced to zero)), indemnify the Common Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the relevant Common Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under, or exercising any authority conferred under, the Debt Documents (unless the relevant Common Security Agent, Receiver or Delegate has been reimbursed by a Debtor pursuant to a Debt Document).

(b)

For the purposes only of paragraph (a) above, to the extent that any hedging transaction under a Hedging Agreement has not been terminated or closed-out, the Hedging Liabilities due to any Hedge Counterparty in respect of that hedging transaction will be deemed to be:

(i)

if the relevant Hedging Agreement is based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Hedging Agreement in respect of those hedging transactions, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Debtor is the Defaulting Party (as defined in the relevant ISDA Master Agreement); or

(ii)

if the relevant Hedging Agreement is not based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be the date on which an event similar in meaning and effect (under that Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Hedging Agreement for which the relevant Debtor is in a position similar in meaning and effect (under that Hedging Agreement) to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement), that amount, in each case as calculated in accordance with the relevant Hedging Agreement.

(c)

Subject to paragraph (d) below, the Parent shall within ten Business Days of demand in writing by the relevant Primary Creditor reimburse any Primary Creditor for any payment that Primary Creditor makes to the Common Security Agent pursuant to paragraph (a) above.

(d)

Paragraph (c) above shall not apply to the extent that the indemnity payment in respect of which the Primary Creditor claims reimbursement relates to a liability of the Common Security Agent to a Debtor or Security Provider.

21.13	Resignation of the Common Security Agent

(a)	The Common Security Agent may resign and appoint one of its Affiliates as successor by giving notice to the Primary Creditors and the Parent.

(b)

Alternatively the Common Security Agent may (after having consulted with the Parent) resign by giving 30 days’ notice to the Primary Creditors and the Parent, in which case the Majority Super Senior Creditors and the Required Pari Passu Creditors may appoint a successor Common Security Agent.

(c)

If the Majority Super Senior Creditors and the Required Pari Passu Creditors have not appointed a successor Common Security Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Common Security Agent (after consultation with the Creditor Representatives and the Hedge Counterparties) may appoint a successor Common Security Agent.

(d)

The retiring Common Security Agent shall, at its own cost, make available to the successor Common Security Agent such documents and records and provide such assistance as the successor Common Security Agent may reasonably request for the purposes of performing its functions as Common Security Agent under the Debt Documents.

(e)	The Common Security Agent’s resignation notice shall only take effect upon:

(i)	the appointment of a successor; and

(ii)	the transfer of all the Security Property to that successor.

(f)

Upon the appointment of a successor, the retiring Common Security Agent shall be discharged from any further obligation in respect of the Debt Documents (other than its obligations under paragraph (b) of Clause 21.25 (Winding up of trust) and paragraph (d) above) but shall remain entitled to the benefit of this Clause 21 and Clause 27.1 (Indemnity to the Common Security Agent) (and any Common Security Agent fees for the account of the retiring Common Security Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations among themselves as they would have had if that successor had been an original Party.

(g)

The Majority Super Senior Creditors and the Required Pari Passu Creditors may (after having consulted with the Parent), by notice to the Common Security Agent, require it to resign in accordance with paragraph (b) above. In this event, the Common Security Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Parent.

21.14	Confidentiality

(a)

In acting as trustee for the Secured Parties, the Common Security Agent shall be regarded as acting through its trustee division which shall be treated as a separate entity from any other of its divisions or departments.

(b)

If information is received by another division or department of the Common Security Agent, it may be treated as confidential to that division or department and the Common Security Agent shall not be deemed to have notice of it.

(c)

Notwithstanding any other provision of any Debt Document to the contrary, the Common Security Agent is not obliged to disclose to any other person (i) any confidential information or (ii) any other information if the disclosure would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty.

21.15	Information from the Creditors

Each Creditor shall supply the Common Security Agent with any information that the Common Security Agent may reasonably specify as being necessary or desirable to enable the Common Security Agent to perform its functions as Common Security Agent.

21.16	Credit appraisal by the Secured Parties

Without affecting the responsibility of any Debtor or Security Provider for information supplied by it or on its behalf in connection with any Debt Document, each Secured Party confirms to the Common Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Debt Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Debt Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(c)

whether that Secured Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Debt Document, the Security Property, the transactions contemplated by the Debt Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(d)

the adequacy, accuracy or completeness of any information provided by the Common Security Agent, any Party or by any other person under or in connection with any Debt Document, the transactions contemplated by any Debt Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document; and

(e)

the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.

21.17	Common Security Agent’s management time and additional remuneration

(a)

Any amount payable to the Common Security Agent under Clause 21.12 (Primary Creditors’ indemnity to the Common Security Agent), Clause 26 (Costs and expenses) or Clause 27.1 (Indemnity to the Common Security Agent) shall include the cost of utilising the Common Security Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Common Security Agent may notify to the Parent and the Primary Creditors, and is in addition to any other fee paid or payable to the Common Security Agent.

(b)	Without prejudice to paragraph (a) above, in the event of:

(i)	a Default;

(ii)

the Common Security Agent being requested by a Debtor, a Security Provider, the Intercreditor Agent, or the Instructing Group to undertake duties which the Common Security Agent and the Parent agree to be of an exceptional nature or outside the scope of the normal duties of the Common Security Agent under the Debt Documents;

(iii)

the proposed accession of any Credit Facility Creditors or Pari Passu Debt Creditors pursuant to Clause 25.11 (Accession of Credit Facility Creditors under New Credit Facilities) or Clause 25.12 (Accession of Pari Passu Debt Creditors under New Pari Passu Notes or Pari Passu Facilities) respectively; or

(iv)	the Common Security Agent and the Parent agreeing that it is otherwise appropriate in the circumstances,

the Parent shall pay to the Common Security Agent any additional remuneration (together with any applicable Indirect Tax) that may be agreed between them or determined pursuant to paragraph (c) below.

(c)

If the Common Security Agent and the Parent fail to agree upon the nature of the duties or upon the additional remuneration referred to in paragraph (b) above or whether additional remuneration is appropriate in the circumstances, any dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Common Security Agent and approved by the Parent or, failing approval, nominated (on the application of the Common Security Agent) by the President for the time being of the Law Society of Hong Kong (the costs of the nomination and of the investment bank being payable by the Parent) and the determination of any investment bank shall be final and binding upon the Parties.

21.18	Reliance and engagement letters

The Common Security Agent may obtain and rely on any certificate or report from any Debtor’s or Security Provider’s auditor and may enter into any reliance letter or engagement letter relating to that certificate or report on such terms as it may consider appropriate (including, without limitation, restrictions on the auditor’s liability and the extent to which that certificate or report may be relied on or disclosed).

21.19	No responsibility to perfect Transaction Security

The Common Security Agent shall not be liable for any failure to:

(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Debtor or Security Provider to any of the Charged Property;

(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Debt Document or the Transaction Security;

(c)

register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any law or regulation or to give notice to any person of the execution of any Debt Document or of the Transaction Security;

(d)

take, or to require any Debtor to take, any step to perfect its title to any of the Charged Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under any law or regulation; or

(e)	require any further assurance in relation to any Security Document.

21.20	Insurance by Common Security Agent

(a)	The Common Security Agent shall not be obliged:

(i)	to insure any of the Charged Property;

(ii)	to require any other person to maintain any insurance; or

(iii)	to verify any obligation to arrange or maintain insurance contained in any Debt Document,

and the Common Security Agent shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance.

(b)

Where the Common Security Agent is named on any insurance policy as an insured party, it shall not be liable for any damages, costs or losses to any person as a result of its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Intercreditor Agent requests it to do so in writing and the Common Security Agent fails to do so within fourteen days after receipt of that request.

21.21	Custodians and nominees

The Common Security Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any asset of the trust as the Common Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Common Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

21.22	Delegation by the Common Security Agent

(a)

Each of the Common Security Agent, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such, except that no delegation may be made in respect of the Assignment of Services and Right to Use Agreement, the Assignment of Reimbursement Agreement, the Service and Right to Use Agreement Direct Agreement and the Reimbursement Agreement Direct Agreement.

(b)

Any delegation permitted pursuant to paragraph (a) above may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Common Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Secured Parties.

(c)

No Common Security Agent, Receiver or Delegate shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of, any such delegate or sub-delegate unless caused by the gross negligence or wilful misconduct of the Common Security Agent or such Receiver or Delegate.

21.23	Additional Common Security Agents

(a)	The Common Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it:

(i)	if it considers that appointment to be in the interests of the Secured Parties;

(ii)	for the purposes of conforming to any legal requirement, restriction or condition which the Common Security Agent deems to be relevant; or

(iii)	for obtaining or enforcing any judgment in any jurisdiction,

and the Common Security Agent shall give prior notice to the Parent and the Primary Creditors of that appointment.

(b)

Any person so appointed shall have the rights, powers, authorities and discretions (not exceeding those given to the Common Security Agent under or in connection with the Debt Documents) and the duties, obligations and responsibilities that are given or imposed by the instrument of appointment.

(c)

The remuneration that the Common Security Agent may pay to that person, and any costs and expenses (together with any applicable Indirect Tax) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Common Security Agent.

21.24	Acceptance of title

The Common Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any Debtor or Security Provider may have to any of the Charged Property and shall not be liable for, or bound to require any Debtor or Security Provider to remedy, any defect in its right or title.

21.25	Winding up of trust

If the Common Security Agent, with the approval of the Intercreditor Agent, determines that:

(a)	all of the Secured Obligations and all other obligations secured by the Security Documents have been fully and finally discharged; and

(b)	no Secured Party is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Debtor pursuant to the Debt Documents,

then:

(i)

the trusts set out in this Agreement shall be wound up and the Common Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Common Security Agent under each of the Security Documents and, at the reasonable cost of the Parent, execute all such further documents and instruments and do such further acts as the Parent may, in each case, reasonably request for the purpose of effecting such release; and

(ii)

any Common Security Agent which has resigned pursuant to Clause 21.13 (Resignation of the Common Security Agent) shall release, without recourse or warranty, all of its rights under each Security Document.

21.26	Powers supplemental to Trustee Acts

The rights, powers, authorities and discretions given to the Common Security Agent under or in connection with the Debt Documents shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Common Security Agent by law or regulation or otherwise.

21.27	Disapplication of Trustee Acts

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Common Security Agent in relation to the trusts constituted by this Agreement. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act.

21.28	Intra-Group Lenders, Debtors and Security Providers: power of attorney

Each Intra-Group Lender, Debtor and Security Provider by way of security for its obligations under this Agreement irrevocably appoints the Common Security Agent to be its attorney to do anything which that Intra-Group Lender, Debtor or Security Provider has authorised the Common Security Agent or any other Party to do under this Agreement or is itself required to do under this Agreement but has failed to do (and the Common Security Agent may delegate that power on such terms as it sees fit).

21.29	Common Security Agent’s fee

The Borrower shall pay to the Common Security Agent (for its own account) a security agent fee in the amount and at the times agreed in any Fee Letter.

21.30	Further assurance

(a)

Each Debtor shall (and the Parent shall procure that each Security Provider will) promptly do all such acts and execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Common Security Agent may reasonably specify (and in such form as the Common Security Agent may reasonably require in favour of the Common Security Agent or its nominee(s)) having regard to the Agreed Security Principles:

(i)

to perfect the Security created or intended to be created under or evidenced by the Transaction Security Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security, including any assets acquired by any of the Debtors after the date of this Agreement) or for the exercise of any rights, powers and remedies of the Common Security Agent or the Secured Parties provided by or pursuant to the Debt Documents or by law;

(ii)

to confer on the Common Security Agent and the Secured Parties Security over any property and assets of that Debtor or other person located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Transaction Security Documents; and/or

(iii)	to facilitate the realisation of the assets which are, or are intended to be, the subject of the Transaction Security after the Transaction Security has become enforceable under the terms hereof.

(b)

Each Debtor shall (and the Parent shall procure that each Security Provider will) from time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such other actions, as any of the Intercreditor Agent or the Common Security Agent may reasonably request (having regard to the Agreed Security Principles) for the purposes of implementing or effectuating the provisions of the Debt Documents or of more fully perfecting or renewing the rights of the Secured Parties with respect to the Transaction Security (or with respect to any additions thereto or replacements or proceeds or products thereof or with respect to any other assets acquired after the date of this Agreement by any Debtor, Group member or other person which may be deemed to be part of the Transaction Security) pursuant to the Debt Documents. Upon the exercise by the Intercreditor Agent, the Common Security Agent or any other Secured Party of any power, right, privilege or remedy pursuant to any of the Debt Documents which requires any consent, approval, notification, registration or Authorisation of any Governmental Authority, the Company shall execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Intercreditor Agent, the Common Security Agent or such Secured Party may reasonably be required to obtain from any Debtor, Security Provider or other Group member for such consent, approval, notification, registration or Authorisation.

22.	The POA Agent

(a)	The Common Security Agent appoints the POA Agent to act as agent of the Common Security Agent under the Power of Attorney.

(b)

The POA Agent may not exercise any of its rights under the Power of Attorney without the instructions of the Common Security Agent, and the POA Agent shall act and exercise rights under the Power of Attorney only in accordance with the instructions given to it by the Common Security Agent.

(c)

The Power of Attorney shall be held and kept by the Common Security Agent and the Common Security Agent shall deliver the Power of Attorney to the POA Agent if and when required for the exercising of rights by the POA Agent under the Power of Attorney.

(d)

The POA Agent shall promptly inform the Common Security Agent of the contents of any notice or document received by it in its capacity as the POA Agent under or in connection with the Power of Attorney.

(e)

All references to the Common Security Agent in Clauses 21.4 (Duties of the Common Security Agent) (other than paragraph (f)), 21.7 (Business with the Group),_21.5 (No fiduciary duties to Debtors, Security Providers, Bondco or Subordinated Creditors) to 21.12 (Primary Creditors’ indemnity to the Common Security Agent), 21.14 (Confidentiality) to 21.20 (Insurance by the Common Security Agent) and 21.24 (Acceptance of title) shall include references to the POA Agent acting as agent under the Power of Attorney.

(f)

The POA Agent may resign by giving notice to the Common Security Agent and the Company, in which case the Common Security Agent may (after consultation with the Company) appoint a successor POA Agent which is a financial institution operating in the Macau SAR.

(g)

Subject to paragraph (i) below, if the Common Security Agent has not appointed a successor POA Agent in accordance with paragraph (f) above within 30 days after notice of resignation was given, the POA Agent may (after consultation with the Company) appoint, by a further power of attorney, a successor POA Agent which is (i) a financial institution operating in the Macau SAR and (ii) is acceptable to the Common Security Agent.

(h)

Subject to paragraph (i) below, at any time, the Common Security Agent may (after consultation with the Company), by not less than 7 days’ notice to the POA Agent, copied to the Company, replace the POA Agent with a successor POA Agent appointed by it which is a financial institution operating in the Macau SAR.

(i)	The POA Agent’s resignation and replacement shall only take effect upon satisfaction of each of the following conditions:

(i)	the appointment of a successor POA Agent; and

(ii)	the Common Security Agent either:

(A)	procured the revocation of the Power of Attorney granted in favour of the POA Agent and procured a new Power of Attorney granted in favour of the successor POA Agent; or

(B)

is satisfied that the POA Agent has executed a power of attorney without reservation (in form and substance satisfactory to the Common Security Agent) in favour of the successor POA Agent in respect of all of its powers and other rights and authority under the relevant Power of Attorney and has irrevocably and unconditionally divested itself in full of its powers, rights and authority thereunder.

(j)

Upon the appointment of a successor POA Agent and replacement of the existing POA Agent, the existing POA Agent shall be discharged from any further obligation in respect of the Power of Attorney. Its successor and each of the other Parties hereto shall have the same rights and obligations among themselves as they would have had if such successor had been an original Party hereto.

(k)

The Company agrees that it will pay the fees of any successor POA Agent which shall be on reasonable market terms applicable to a financial institution operating in the Macau SAR undertaking obligations and responsibilities of the type contemplated herein and under the relevant Power of Attorney.

22.2	POA Agent’s fee

The Borrower shall pay to the POA Agent (for its own account) a power-of-attorney agent fee in the amount and at the times agreed in any Fee Letter.

23.	The Intercreditor Agent

23.1	Intercreditor Agent as agent

Each of the Primary Creditors authorises the Intercreditor Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Intercreditor Agent under or in connection with the Debt Documents together with any other incidental rights, powers, authorities and discretions.

23.2	Instructions

(a)	The Intercreditor Agent shall:

(i)

subject to paragraphs (d) and (e) below, exercise or refrain from exercising any right, power, authority or discretion vested in it as Intercreditor Agent in accordance with any instructions given to it by the Instructing Group; and

(ii)

not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above (or, if this Agreement stipulates the matter is a decision for any other Creditor or group of Creditors, in accordance with instructions given to it by that Creditor or group of Creditors).

(b)

The Intercreditor Agent shall be entitled to request instructions, or clarification of any instruction, from the Instructing Group (or, if this Agreement stipulates the matter is a decision for any other Creditor or group of Creditors, from that Creditor or group of Creditors) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Intercreditor Agent may refrain from acting unless and until it receives those instructions or that clarification.

(c)

Save in the case of decisions stipulated to be a matter for any other Creditor or group of Creditors under this Agreement and unless a contrary intention appears in this Agreement, any instructions given to the Intercreditor Agent by the Instructing Group shall override any conflicting instructions given by any other Parties and will be binding on all Primary Creditors.

(d)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in this Agreement;

(ii)	where this Agreement requires the Intercreditor Agent to act in a specified manner or to take a specified action;

(iii)

in respect of any provision which protects the Intercreditor Agent’s own position in its personal capacity as opposed to its role of Intercreditor Agent for the Primary Creditors including, without limitation, Clauses 23.5 (No duty to account) to Clause 23.10 (Exclusion of liability), and Clauses 23.13 (Confidentiality) to Clause 23.19 (Insurance by Intercreditor Agent);

(iv)	in respect of the exercise of the Intercreditor Agent’s discretion to exercise a right, power or authority under Clause 19.1 (Order of application).

(e)

If giving effect to instructions given by the Instructing Group would (in the Intercreditor Agent’s opinion) have an effect equivalent to an Intercreditor Amendment, the Intercreditor Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Intercreditor Agent) whose consent would have been required in respect of that Intercreditor Amendment.

(f)	In exercising any discretion to exercise a right, power or authority under the Debt Documents where either:

(i)	it has not received any instructions as to the exercise of that discretion; or

(ii)	the exercise of that discretion is subject to paragraph (d)(iv) above,

the Intercreditor Agent shall do so having regard to the interests of all the Secured Parties.

(g)

The Intercreditor Agent may refrain from acting in accordance with any instructions of any Creditor or group of Creditors until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Debt Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable Indirect Tax) which it may incur in complying with those instructions.

(h)

Without prejudice to the provisions of Clause 15 (Enforcement of Transaction Security) and the remainder of this Clause 23.2, in the absence of instructions, the Intercreditor Agent may act (or refrain from acting) as it considers in its discretion to be appropriate.

23.3	Duties of the Intercreditor Agent

(a)	The Intercreditor Agent’s duties under the Debt Documents are solely mechanical and administrative in nature.

(b)	The Intercreditor Agent shall promptly:

(i)	forward to each Creditor Representative and to each Hedge Counterparty a copy of any document received by the Intercreditor Agent from any Debtor under any Debt Document; and

(ii)	forward to a Party the original or a copy of any document which is delivered to the Intercreditor Agent for that Party by any other Party.

(c)

Except where a Debt Document specifically provides otherwise, the Intercreditor Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)

Without prejudice to Clause 28.3 (Notification of prescribed events), if the Intercreditor Agent receives notice from a Party referring to any Debt Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Primary Creditors.

(e)

The Intercreditor Agent shall have only those duties, obligations and responsibilities expressly specified in the Debt Documents to which it is expressed to be a party (and no others shall be implied).

23.4	No fiduciary duties to Debtors, Security Providers, Bondco or Subordinated Creditors

Nothing in this Agreement constitutes the Intercreditor Agent as an agent, trustee or fiduciary of any Debtor, any Security Provider, Bondco or any Subordinated Creditor.

23.5	No duty to account

The Intercreditor Agent shall not be bound to account to any other Secured Party for any sum or the profit element of any sum received by it for its own account.

23.6	Business with the Group

The Intercreditor Agent may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

23.7	Rights and discretions

(a)	The Intercreditor Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Instructing Group, any Creditors or any group of Creditors are duly given in accordance with the terms of the Debt Documents;

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(C)	if it receives any instructions to act in relation to the Transaction Security, that all applicable conditions under the Debt Documents for so acting have been satisfied; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Intercreditor Agent may assume (unless it has received notice to the contrary in its capacity as intercreditor agent for the Secured Parties) that:

(i)	no Default has occurred;

(ii)	any right, power, authority or discretion vested in any Party or any group of Creditors has not been exercised; and

(iii)	any notice made by the Parent is made on behalf of and with the consent and knowledge of all the Debtors.

(c)	The Intercreditor Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)

Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Intercreditor Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Intercreditor Agent (and so separate from any lawyers instructed by any Primary Creditor) if the Intercreditor Agent in its reasonable opinion deems this to be desirable.

(e)

The Intercreditor Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Intercreditor Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Intercreditor Agent may act in relation to the Debt Documents and the Security Property through its officers, employees and agents and shall not:

(i)	be liable for any error of judgment made by any such person; or

(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person,

unless such error or such loss was directly caused by the Intercreditor Agent’s gross negligence or wilful misconduct.

(g)

Unless this Agreement expressly specifies otherwise, the Intercreditor Agent may disclose to any other Party any information it reasonably believes it has received as Intercreditor Agent under this Agreement.

(h)

Notwithstanding any other provision of any Debt Document to the contrary, the Intercreditor Agent is not obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)

Notwithstanding any provision of any Debt Document to the contrary, the Intercreditor Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

23.8	Responsibility for documentation

The Intercreditor Agent shall not be responsible or liable for:

(a)

the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Intercreditor Agent, a Debtor or any other person in or in connection with any Debt Document or the transactions contemplated in the Debt Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Debt Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property; or

(c)

any determination as to whether any information provided or to be provided to any Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

23.9	No duty to monitor

The Intercreditor Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Debt Document; or

(c)	whether any other event specified in any Debt Document has occurred.

23.10	Exclusion of liability

(a)

Without limiting paragraph (b) below (and without prejudice to any other provision of any Debt Document excluding or limiting the liability of the Intercreditor Agent), the Intercreditor Agent shall not be liable for:

(i)

any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Debt Document or the Security Property unless directly caused by its gross negligence or wilful misconduct;

(ii)

exercising or not exercising any right, power, authority or discretion given to it by, or in connection with, any Debt Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Debt Document or the Security Property;

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or

(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs, losses, any diminution in value or any liability whatsoever arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets; breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)

No Party (other than the Intercreditor Agent) may take any proceedings against any officer, employee or agent of the Intercreditor Agent in respect of any claim it might have against the Intercreditor Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Debt Document or any Security Property and any officer, employee or agent of the Intercreditor Agent may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(c)	Nothing in this Agreement shall oblige the Intercreditor Agent to carry out:

(i)	any “know your customer” or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Primary Creditor,

on behalf of any Primary Creditor and each Primary Creditor confirms to the Intercreditor Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Intercreditor Agent.

(d)

Without prejudice to any provision of any Debt Document excluding or limiting the liability of the Intercreditor Agent, any liability of the Intercreditor Agent arising under or in connection with any Debt Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Intercreditor Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Intercreditor Agent at any time which increase the amount of that loss. In no event shall the Intercreditor Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Intercreditor Agent has been advised of the possibility of such loss or damages.

23.11	Primary Creditors’ indemnity to the Intercreditor Agent

(a)

Each Primary Creditor (other than any Creditor Representative) shall (in the proportion that the Liabilities due to it bear to the aggregate of the Liabilities due to all the Primary Creditors (other than any Creditor Representative) for the time being (or, if the Liabilities due to the Primary Creditors (other than any Creditor Representative) are zero, immediately prior to their being reduced to zero)), indemnify the Intercreditor Agent, within three Business Days of demand, against any cost, loss or liability incurred by it (otherwise than by reason of the Intercreditor Agent’s gross negligence or wilful misconduct) in acting as Intercreditor Agent under, or exercising any authority conferred under, the Debt Documents (unless the Intercreditor Agent has been reimbursed by a Debtor pursuant to a Debt Document).

(b)

For the purposes only of paragraph (a) above, to the extent that any hedging transaction under a Hedging Agreement has not been terminated or closed-out, the Hedging Liabilities due to any Hedge Counterparty in respect of that hedging transaction will be deemed to be:

(i)

if the relevant Hedging Agreement is based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Hedging Agreement in respect of those hedging transactions, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Debtor is the Defaulting Party (as defined in the relevant ISDA Master Agreement); or

(ii)

if the relevant Hedging Agreement is not based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be the date on which an event similar in meaning and effect (under that Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Hedging Agreement for which the relevant Debtor is in a position similar in meaning and effect (under that Hedging Agreement) to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement), that amount, in each case as calculated in accordance with the relevant Hedging Agreement.

(c)

Subject to paragraph (d) below, the Parent shall immediately on demand reimburse any Primary Creditor for any payment that Primary Creditor makes to the Intercreditor Agent pursuant to paragraph (a) above.

(d)

Paragraph (c) above shall not apply to the extent that the indemnity payment in respect of which the Primary Creditor claims reimbursement relates to a liability of the Intercreditor Agent to a Debtor.

23.12	Resignation of the Intercreditor Agent

(a)	The Intercreditor Agent may resign and appoint one of its Affiliates as successor by giving notice to the Primary Creditors and the Parent.

(b)

Alternatively the Intercreditor Agent may resign by giving 30 days’ notice to the Primary Creditors and the Parent, in which case the Majority Super Senior Creditors and the Required Pari Passu Creditors may appoint a successor Intercreditor Agent.

(c)

If the Majority Super Senior Creditors and the Required Pari Passu Creditors have not appointed a successor Intercreditor Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Security Agent (after consultation with the Creditor Representatives and the Hedge Counterparties) may appoint a successor Intercreditor Agent.

(d)

The retiring Intercreditor Agent shall, at its own cost, make available to the successor Intercreditor Agent such documents and records and provide such assistance as the successor Intercreditor Agent may reasonably request for the purposes of performing its functions as Intercreditor Agent under the Debt Documents.

(e)	The Intercreditor Agent’s resignation notice shall only take effect upon the appointment of a successor.

(f)

Upon the appointment of a successor, the retiring Intercreditor Agent shall be discharged from any further obligation in respect of the Debt Documents (other than its obligations under paragraph (d) above) but shall remain entitled to the benefit of this Clause 23 and Clause 27.2 (Indemnity to the Intercreditor Agent) (and any Intercreditor Agent fees for the account of the retiring Intercreditor Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.

(g)

The Majority Super Senior Creditors and the Required Pari Passu Creditors may, by notice to the Intercreditor Agent, require it to resign in accordance with paragraph (b) above. In this event, the Intercreditor Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Parent.

23.13	Confidentiality

(a)

In acting as agent for the Secured Parties, the Intercreditor Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)

If information is received by another division or department of the Intercreditor Agent, it may be treated as confidential to that division or department and the Intercreditor Agent shall not be deemed to have notice of it.

(c)

Notwithstanding any other provision of any Debt Document to the contrary, the Intercreditor Agent is not obliged to disclose to any other person (i) any confidential information or (ii) any other information if the disclosure would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty.

23.14	Information from the Creditors

Each Creditor shall supply the Intercreditor Agent with any information that the Intercreditor Agent may reasonably specify as being necessary or desirable to enable the Intercreditor Agent to perform its functions as Intercreditor Agent.

23.15	Credit appraisal by the Secured Parties

Without affecting the responsibility of any Debtor for information supplied by it or on its behalf in connection with any Debt Document, each Secured Party confirms to the Intercreditor Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Debt Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Debt Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(c)

whether that Secured Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Debt Document, the Security Property, the transactions contemplated by the Debt Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(d)

the adequacy, accuracy or completeness of any information provided by the Common Security Agent, any Party or by any other person under or in connection with any Debt Document, the transactions contemplated by any Debt Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document; and

(e)

the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.

23.16	Intercreditor Agent’s management time and additional remuneration

(a)

Any amount payable to the Intercreditor Agent under Clause 23.11 (Primary Creditors’ indemnity to the Intercreditor Agent), Clause 26 (Costs and expenses) or Clause 27.2 (Indemnity to the Intercreditor Agent) shall include the cost of utilising the Intercreditor Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Intercreditor Agent may notify to the Parent and the Primary Creditors, and is in addition to any other fee paid or payable to the Intercreditor Agent.

(b)	Without prejudice to paragraph (a) above, in the event of:

(i)	a Default;

(ii)

the Intercreditor Agent being requested by a Debtor, a Security Provider or the Instructing Group to undertake duties which the Intercreditor Agent and the Parent agree to be of an exceptional nature or outside the scope of the normal duties of the Intercreditor Agent under the Debt Documents;

(iii)

the proposed accession of any Credit Facility Creditors or Pari Passu Debt Creditors pursuant to Clause 25.11 (Accession of Credit Facility Creditors under New Credit Facilities) or Clause 25.12 (Accession of Pari Passu Debt Creditors under New Pari Passu Notes or Pari Passu Facilities) respectively; or

(iv)	the Intercreditor Agent and the Parent agreeing that it is otherwise appropriate in the circumstances,

the Parent shall pay to the Intercreditor Agent any additional remuneration (together with any applicable Indirect Tax) that may be agreed between them or determined pursuant to paragraph (c) below.

(c)

If the Intercreditor Agent and the Parent fail to agree upon the nature of the duties or upon the additional remuneration referred to in paragraph (b) above or whether additional remuneration is appropriate in the circumstances, any dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Intercreditor Agent and approved by the Parent or, failing approval, nominated (on the application of the Intercreditor Agent) by the President for the time being of the Law Society of Hong Kong (the costs of the nomination and of the investment bank being payable by the Parent) and the determination of any investment bank shall be final and binding upon the Parties.

23.17	Reliance and engagement letters

The Intercreditor Agent may obtain and rely on any certificate or report from any Debtor’s auditor and may enter into any reliance letter or engagement letter relating to that certificate or report on such terms as it may consider appropriate (including, without limitation, restrictions on the auditor’s liability and the extent to which that certificate or report may be relied on or disclosed).

23.18	No responsibility to perfect Transaction Security

The Intercreditor Agent shall not be liable for any failure to:

(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Debtor to any of the Charged Property;

(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Debt Document or the Transaction Security;

(c)

register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any law or regulation or to give notice to any person of the execution of any Debt Document or of the Transaction Security;

(d)

take, or to require any Debtor to take, any step to perfect its title to any of the Charged Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under any law or regulation; or

(e)	require any further assurance in relation to any Security Document.

23.19	Insurance by Intercreditor Agent

(a)	The Intercreditor Agent shall not be obliged:

(i)	to insure any of the Charged Property;

(ii)	to require any other person to maintain any insurance; or

(iii)	to verify any obligation to arrange or maintain insurance contained in any Debt Document,

and the Intercreditor Agent shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance.

23.20	Delegation by the Intercreditor Agent

(a)

The Intercreditor Agent may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such.

(b)

That delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Intercreditor Agent may, in its discretion, think fit in the interests of the Secured Parties.

(c)

The Intercreditor Agent shall not be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of, any such delegate or sub-delegate.

23.21	Winding up of trust

The Intercreditor Agent shall assist the Common Security Agent in making any determination in connection with Clause 21.25 (Winding up of trust) that:

(a)	all of the Secured Obligations and all other obligations secured by the Security Documents have been fully and finally discharged; and

(b)	no Secured Party is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Debtor pursuant to the Debt Documents.

23.22	Intra-Group Lenders, Debtors and Security Providers: power of attorney

Each Intra-Group Lender, Debtor and Security Provider by way of security for its obligations under this Agreement irrevocably appoints the Intercreditor Agent to be its attorney to do anything which that Intra-Group Lender, Debtor or Security Provider has authorised the Intercreditor Agent or any other Party to do under this Agreement or is itself required to do under this Agreement but has failed to do (and the Intercreditor Agent may delegate that power on such terms as it sees fit).

23.23	Intercreditor Agent’s fee

(a)	The Borrower shall pay to the Intercreditor Agent (for its own account) an intercreditor agency fee in the amount and at the times agreed in any Fee Letter.

(b)

The Borrower shall pay to the Intercreditor Agent (for its own account) such further fee in respect of the accession of additional persons as Parties in the amount and at the times as may be agreed between the Borrower and the Intercreditor Agent in any Fee Letter.

24.	Pari Passu Note Trustee Protections

24.1	Limitation of Pari Passu Note Trustee Liability

It is expressly understood and agreed by the Parties that this Agreement is executed and delivered by each Pari Passu Note Trustee not individually or personally but solely in its capacity as a Pari Passu Note Trustee in the exercise of the powers and authority conferred and vested in it under the relevant Pari Passu Debt Documents. It is further understood by the Parties that in no case shall a Pari Passu Note Trustee be (a) responsible or accountable in damages or otherwise to any other Party for any loss, damage or claim incurred by reason of any act or omission performed or omitted by it in good faith in accordance with this Agreement and in a manner that the relevant Pari Passu Note Trustee believed to be within the scope of the authority conferred on the Pari Passu Note Trustee by this Agreement and the relevant Pari Passu Debt Documents or by law, or (b) personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of any other Party, all such liability, if any, being expressly waived by the Parties and any person claiming by, through or under such Party, provided however, that a Pari Passu Note Trustee shall be personally liable under this Agreement for its own gross negligence or wilful misconduct. It is also acknowledged that a Pari Passu Note Trustee shall not have any responsibility for the actions of any individual Pari Passu Noteholder.

24.2	Note Trustee not fiduciary for other Creditors

The Pari Passu Note Trustee shall not be deemed to owe any fiduciary duty to any of the Creditors (other than the Pari Passu Noteholders for which it is the Creditor Representative), any of the Subordinated Creditors or any member of the Group and shall not be liable to any Creditor (other than the Pari Passu Noteholders for which it is the Creditor Representative) any Subordinated Creditor or any member of the Group if the Pari Passu Note Trustee shall in good faith mistakenly pay over or distribute to the Pari Passu Noteholders or to any other person cash, property or securities to which any Creditor (other than the Pari Passu Noteholders for which it is the Creditor Representative) shall be entitled by virtue of this Agreement or otherwise. With respect to the Creditors (other than the Pari Passu Noteholders for which it is the Creditor Representative) and any Subordinated Creditor, the Pari Passu Note Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in the relevant Pari Passu Debt Documents (including this Agreement) and no implied covenants or obligations with respect to Creditors (other than the Pari Passu Noteholders for which it is the Creditor Representative) and any Subordinated Creditor shall be read into this Agreement against a Pari Passu Note Trustee.

24.3	Reliance on certificates

A Pari Passu Note Trustee may rely without enquiry on any notice, consent or certificate of the Common Security Agent, the Intercreditor Agent, any other Creditor Representative or any Hedge Counterparty as to the matters certified therein.

24.4	Pari Passu Note Trustee

In acting under and in accordance with this Agreement a Pari Passu Note Trustee shall act in accordance with the relevant Pari Passu Note Indenture and shall seek any necessary instruction from the relevant Pari Passu Noteholders, to the extent provided for, and in accordance with, the relevant Pari Passu Note Indenture, and where it so acts on the instructions of the Pari Passu Noteholders, the Pari Passu Note Trustee shall not incur any liability to any person for so acting other than in accordance with the Pari Passu Note Indenture. Furthermore, prior to taking any action under this Agreement or the relevant Pari Passu Debt Documents, as the case may be, the Pari Passu Note Trustee may reasonably request and rely upon an opinion of counsel or opinion of another qualified expert, at the Parent’s expense, as applicable; provided, however, that any such opinions shall be at the expense of the relevant Pari Passu Noteholders, if such actions are on the instructions of the relevant Pari Passu Noteholders.

24.5	Turnover obligations

Notwithstanding any provision in this Agreement to the contrary, a Pari Passu Note Trustee shall only have an obligation to turn over or repay amounts received or recovered under this Agreement by it (a) if it had actual knowledge that the receipt or recovery is an amount received in breach of a provision of this Agreement (a “Turnover Receipt”) and (b) to the extent that, prior to receiving that knowledge, it has not distributed the amount of the Turnover Receipt to the Pari Passu Noteholders for which it is the Creditor Representative in accordance with the provisions of the relevant Pari Passu Note Indenture. For the purpose of this Clause 24.5, (i) “actual knowledge” of the Pari Passu Note Trustee shall be construed to mean the Pari Passu Note Trustee shall not be charged with knowledge (actual or otherwise) of the existence of facts that would impose an obligation on it to make any payment or prohibit it from making any payment unless a responsible officer of such Pari Passu Note Trustee has received, not less than two Business Days’ prior to the date of such payment, a written notice that such payments are required or prohibited by this Agreement; and (ii) “responsible officer” when used in relation to the Pari Passu Note Trustee means any person who is an officer within the corporate trust and agency department of the Pari Passu Note Trustee, including any director, associate director, vice president, assistance vice president, senior associate, assistant treasurer, trust officer, or any other officer of the Pari Passu Note Trustee who customarily performs functions similar to those performed by such officers, or to whom any corporate trust matter is referred because of such individual’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

24.6	Creditors and the Pari Passu Note Trustee

In acting pursuant to this Agreement and the relevant Pari Passu Note Indenture, the Pari Passu Note Trustee is not required to have any regard to the interests of the Creditors (other than the Pari Passu Noteholders for which it is the Creditor Representative Creditors) or any Subordinated Creditor.

24.7	Pari Passu Note Trustee; reliance and information

(a)

The Pari Passu Note Trustee may rely and shall be fully protected in acting or refraining from acting upon any notice or other document reasonably believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person.

(b)

Without affecting the responsibility of any Debtor or Security Provider for information supplied by it or on its behalf in connection with any Debt Document, each Primary Creditor (other than the Pari Passu Noteholders for which it is the Creditor Representative) confirms that it has not relied exclusively on any information provided to it by a Pari Passu Note Trustee in connection with any Debt Document. A Pari Passu Note Trustee is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another party.

(c)	A Pari Passu Note Trustee is entitled to assume that:

(i)	any payment or other distribution made in respect of the Liabilities, respectively, has been made in accordance with the provisions of this Agreement;

(ii)	any Security granted in respect of the Pari Passu Debt Liabilities is in accordance with Clause 4.2 (Security: Pari Passu Debt Creditors);

(iii)	no Default has occurred; and

(iv)	the Pari Passu Debt Discharge Date has not occurred,

unless it has actual notice to the contrary. A Pari Passu Note Trustee is not obliged to monitor or enquire whether any such default has occurred.

24.8	No action

A Pari Passu Note Trustee shall not have any obligation to take any action under this Agreement unless it is indemnified or secured to its satisfaction (whether by way of payment in advance or otherwise) by the Debtors or the Pari Passu Noteholders for which it is the Creditor Representative, as applicable, in accordance with the terms of the relevant Pari Passu Note Indenture. A Pari Passu Note Trustee is not required to indemnify any other person, whether or not a Party in respect of the transactions contemplated by this Agreement.

24.9	Departmentalisation

In acting as a Pari Passu Note Trustee, a Pari Passu Note Trustee shall be treated as acting through its agency division which shall be treated as a separate entity from its other divisions and departments. Any information received or acquired by a Pari Passu Note Trustee which is received or acquired by some other division or department or otherwise than in its capacity as Pari Passu Note Trustee may be treated as confidential by that Pari Passu Note Trustee and will not be treated as information possessed by that Pari Passu Note Trustee in its capacity as such.

24.10	Other Parties not affected

This Clause 24 is intended to afford protection to each Pari Passu Note Trustee only and no provision of this Clause 24 shall alter or change the rights and obligations as between the other parties in respect of each other.

24.11	Common Security Agent, Intercreditor Agent and the Pari Passu Note Trustees

(a)	A Pari Passu Note Trustee is not responsible for the appointment or for monitoring the performance of the Common Security Agent or the Intercreditor Agent.

(b)

A Pari Passu Note Trustee shall be under no obligation to instruct or direct the Common Security Agent or the Intercreditor Agent to take any Security enforcement action unless it shall have been instructed to do so by the Pari Passu Noteholders for which it is the Creditor Representative and indemnified and/or secured to its satisfaction.

(c)	The Common Security Agent and the Intercreditor Agent acknowledge and agree that it has no claims for any fees, costs or expenses from, or indemnification against, a Pari Passu Note Trustee.

24.12	Provision of information

A Pari Passu Note Trustee is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party. A Pari Passu Note Trustee is not responsible for:

(a)

providing any Creditor with any credit or other information concerning the risks arising under or in connection with the Transaction Security Documents or Pari Passu Debt Documents (including any information relating to the financial condition or affairs of any Debtor or Security Provider or their related entities or the nature or extent of recourse against any party or its assets) whether coming into its possession before, on or after the date of this Agreement; or

(b)	obtaining any certificate or other document from any Creditor.

24.13	Disclosure of information

Each Debtor irrevocably authorises a Pari Passu Note Trustee to disclose to any other Debtor any information that is received by that Pari Passu Note Trustee in its capacity as Pari Passu Note Trustee.

24.14	Illegality

A Pari Passu Note Trustee may refrain from doing anything (including disclosing any information) which might, in its opinion, constitute a breach of any law or regulation and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation.

24.15	Resignation of Pari Passu Note Trustee

A Pari Passu Note Trustee may resign or be removed in accordance with the terms of the relevant Pari Passu Note Indenture, provided that a replacement of such Pari Passu Note Trustee agrees with the Parties to become the replacement trustee under this Agreement by the execution of a Creditor/Creditor Representative Accession Undertaking.

24.16	Agents

A Pari Passu Note Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with reasonable care by it hereunder.

24.17	No requirement for bond or security

A Pari Passu Note Trustee shall not be required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Agreement.

24.18	Provisions survive termination

The provisions of this Clause 24 shall survive any termination or discharge of this Agreement or the resignation or replacement of the Pari Passu Note Trustee.

25.	Changes to the Parties

25.1	Assignments and transfers

No Party may:

(a)	assign any of its rights; or

(b)	transfer any of its rights and obligations,

in respect of any Debt Documents or the Liabilities except as permitted by this Clause 25.

25.2	[Reserved]

25.3	Accession and change of Subordinated Creditor

(a)

Any direct or indirect shareholder (or affiliate who is not a member of the Group) of the Parent that makes any loan or financial accommodation to the Parent may (if not already a Party as a Subordinated Creditor) accede to this Agreement as a Subordinated Creditor pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking).

(b)	Subject to Clause 10.4 (No acquisition of Subordinated Liabilities), a Subordinated Creditor may:

(i)	assign any of its rights; or

(ii)	transfer any of its rights and obligations,

in respect of the Subordinated Liabilities owed to it if any assignee or transferee has (if not already party to this Agreement as a Subordinated Creditor) acceded to this Agreement as a Subordinated Creditor pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking) and, to the extent that following such transfer it is no longer owed any Subordinated Liabilities, such transferring Subordinated Creditor shall cease to be a Subordinated Creditor under and in accordance with this Agreement.

25.4	Accession and change of Bondco

(a)	A person (other than a member of the Group) may accede to this Agreement as a Bondco pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking).

(b)	A Bondco may:

(i)	assign any of its rights; or

(ii)	transfer any of its rights and obligations,

in respect of the Bondco Liabilities owed to it to any person (other than a member fo the Group) if any assignee or transferee has (if not already party to this Agreement as a Bondco) acceded to this Agreement as a Bondco pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking) and, to the extent that following such transfer it is no longer owed any Bondco Liabilities, such transferring Bondco shall cease to be a Bondco under and in accordance with this Agreement.

25.5	Change of Credit Facility Lender or Pari Passu Lender under an Existing Credit Facility or Pari Passu Facility

(a)	A Credit Facility Lender or Pari Passu Lender under a Credit Facility or Pari Passu Facility then existing may:

(i)	assign any of its rights; or

(ii)	transfer by novation any of its rights and obligations,

in respect of any Debt Documents or the Liabilities if:

(A)	that assignment or transfer is in accordance with the terms of the relevant Credit Facility Agreement or Pari Passu Facility Agreement; and

(B)

subject to paragraph (b) below, any assignee or transferee has (if not already a Party as a Credit Facility Lender or Pari Passu Lender, as applicable) acceded to this Agreement, as a Credit Facility Lender or Pari Passu Lender, as applicable, pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking).

(b)	Paragraph (a)(ii)(B) above shall not apply in respect of:

(i)	any Debt Purchase Transaction (as defined in any Credit Facility Agreement) in respect of a Pari Passu Facility permitted by any provision of the relevant Pari Passu Facility Agreement; and

(ii)

any Liabilities Acquisition of the Credit Facility Liabilities or Pari Passu Debt Liabilities by a member of the Group permitted under the relevant Credit Facility Agreement or Pari Passu Facility Agreement (as applicable) and pursuant to which the relevant Liabilities are discharged, effected in accordance with the terms of the Debt Documents.

25.6	Change of Pari Passu Noteholder

Any Pari Passu Noteholder may assign, transfer or novate any of its rights and obligations to any person without the need for such person to execute and deliver to the Intercreditor Agent a Creditor / Creditor Representative Accession Undertaking.

25.7	Change of Hedge Counterparty

A Hedge Counterparty may (in accordance with the terms of the relevant Hedging Agreement and subject to any consent required under that Hedging Agreement) transfer any of its rights or obligations in respect of the Hedging Agreements to which it is a party if any transferee has (if not already a Party as a Hedge Counterparty) acceded to this Agreement pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking) as a Hedge Counterparty.

25.8	Change of Creditor Representative

No person shall become a Creditor Representative unless at the same time, it accedes to this Agreement as a Creditor Representative pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking).

25.9	Change of Intra-Group Lender

Subject to Clause 8.4 (Acquisition of Intra-Group Liabilities) and to the terms of the other Debt Documents, any Intra-Group Lender may:

(a)	assign any of its rights; or

(b)	transfer any of its rights and obligations,

in respect of the Intra-Group Liabilities to another member of the Group if that member of the Group has (if not already a Party as an Intra-Group Lender) acceded to this Agreement as an Intra-Group Lender pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking) (provided that such member of the Group will not be required to accede to this Agreement as an Intra-Group Lender under this Clause 25.9 if it would otherwise not have been required to do so under the terms of Clause 25.10 (New Intra-Group Lender) if it had been the original creditor of such Intra-Group Liability) and, to the extent that following such transfer it is no longer owed any Intra-Group Liabilities, such transferring Intra-Group Lender shall cease to be an Intra-Group Lender under and in accordance with this Agreement.

25.10	New Intra-Group Lender

If any Intra-Group Lender or any member of the Group makes any loan to or grants any credit to or makes any other financial arrangement having similar effect with any Debtor, in an aggregate amount of USD 1,000,000 or more, the Parent will procure that the person giving that loan, granting that credit or making that other financial arrangement (if not already a Party as an Intra-Group Lender) accedes to this Agreement as an Intra-Group Lender pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking).

25.11	Accession of Credit Facility Creditors under New Credit Facilities

(a)

In order for any credit facility (other than the “Facilities” under and as defined in the 2016 Credit Facility Agreement on the date of this Agreement) to be a “Credit Facility” for the purposes of this Agreement:

(i)

the Parent shall designate that credit facility as a Credit Facility and confirm in writing to the Primary Creditors that the establishment of that credit facility as a Credit Facility under this Agreement will not breach the terms of any of the Credit Facility Documents or Pari Passu Debt Documents then existing;

(ii)	each creditor in respect of that credit facility shall (if not a Party as a Credit Facility Lender) accede to this Agreement as a Credit Facility Lender;

(iii)	each arranger in respect of that credit facility shall (if not a Party as a Credit Facility Arranger) accede to this Agreement as a Credit Facility Arranger;

(i)

the facility agent in respect of that credit facility shall accede to this Agreement as the Creditor Representative in relation to that credit facility pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking);

(ii)

any additional remuneration for the Common Security Agent in connection with the accession shall have been determined pursuant to Clause 21.17 (Common Security Agent’s management time and additional remuneration); and

(iii)

any additional remuneration for the Intercreditor Agent in connection with the accession shall have been determined pursuant to Clause 23.16 (Intercreditor Agent’s management time and additional remuneration).

(b)

Any “Additional Lender” (as defined in any Additional Credit Facility Agreement) may accede to this Agreement as a Credit Facility Lender pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking).

25.12	Accession of Pari Passu Debt Creditors under New Pari Passu Notes or Pari Passu Facilities

(a)	In order for indebtedness in respect of any issuance of debt securities to constitute “Pari Passu Debt Liabilities” for the purposes of this Agreement:

(i)

the Parent shall designate that issuance of debt securities as Pari Passu Notes and confirm in writing to the Primary Creditors that the incurrence of those debt securities as Pari Passu Debt Liabilities under this Agreement will not breach the terms of any of the Credit Facility Documents or Pari Passu Debt Documents then existing;

(ii)

the trustee in respect of those debt securities shall accede to this Agreement as the Creditor Representative in relation to those Pari Passu Debt Liabilities pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking);

(iii)

any additional remuneration for the Common Security Agent in connection with the accession shall have been determined pursuant to Clause 21.17 (Common Security Agent’s management time and additional remuneration); and

(iv)

any additional remuneration for the Intercreditor Agent in connection with the accession shall have been determined pursuant to Clause 23.16 (Intercreditor Agent’s management time and additional remuneration).

(b)	In order for indebtedness under any credit facility to constitute “Pari Passu Debt Liabilities” for the purposes of this Agreement:

(i)

the Parent shall designate that credit facility as a Pari Passu Facility and confirm in writing to the Primary Creditors that the establishment of that Pari Passu Facility as Pari Passu Debt Liabilities under this Agreement will not breach the terms of any of the Credit Facility Documents or Pari Passu Debt Documents then existing;

(ii)	each creditor in respect of that credit facility shall accede to this Agreement as a Pari Passu Debt Creditor;

(iii)	each arranger in respect of that credit facility shall accede to this Agreement as a Pari Passu Arranger;

(iv)

the facility agent in respect of that credit facility shall accede to this Agreement as the Creditor Representative in relation to that credit facility pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking);

(v)

any additional remuneration for the Common Security Agent in connection with the accession shall have been determined pursuant to Clause 21.17 (Common Security Agent’s management time and additional remuneration); and

(vi)

any additional remuneration for the Intercreditor Agent in connection with the accession shall have been determined pursuant to Clause 23.16 (Intercreditor Agent’s management time and additional remuneration).

25.13	New Ancillary Lender

If any Affiliate of a Credit Facility Lender becomes an Ancillary Lender in accordance with the terms and conditions of the relevant Credit Facility Agreement, it shall not be entitled to share in any of the Transaction Security or in the benefit of any guarantee or indemnity in respect of any of the liabilities arising in relation to its Ancillary Facilities unless it has (if not already a Party as a Credit Facility Lender) acceded to this Agreement as a Credit Facility Lender pursuant to Clause 25.14 (Creditor/Creditor Representative Accession Undertaking) and, to the extent required by the relevant Credit Facility Agreement, to that Credit Facility Agreement as an Ancillary Lender.

25.14	Creditor/Creditor Representative Accession Undertaking

With effect from the date of acceptance by the Intercreditor Agent of a Creditor/Creditor Representative Accession Undertaking duly executed and delivered to the Intercreditor Agent by the relevant acceding party or, if later, the date specified in that Creditor/Creditor Representative Accession Undertaking:

(a)

any Party ceasing entirely to be a Creditor (or a Creditor in a particular capacity) shall be discharged from further obligations (if applicable, in such capacity) towards the Common Security Agent, the Intercreditor Agent and other Parties under this Agreement and their respective rights against one another shall be cancelled (except in each case for those rights which arose prior to that date);

(b)

as from that date, the replacement or new Creditor shall assume the same obligations and become entitled to the same rights, as if it had been an original Party in the capacity specified in the Creditor/Creditor Representative Accession Undertaking; and

(c)

to the extent envisaged by the relevant Credit Facility Agreement, any new Ancillary Lender (which is an Affiliate of a Credit Facility Lender) shall also become party to the relevant Credit Facility Agreement as an Ancillary Lender and shall assume the same obligations and become entitled to the same rights as if it had been an original party to that Credit Facility Agreement as an Ancillary Lender.

25.15	New Debtor

(a)	If any member of the Group:

(i)	incurs any Liabilities; or

(ii)	gives any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities,

the Debtors will procure that the person incurring those Liabilities or giving that assurance accedes to this Agreement as a Debtor in accordance with paragraph (c) below no later than contemporaneously with the incurrence of those Liabilities or the giving of that assurance.

(b)

If any Affiliate of a Credit Facility Borrower becomes a borrower of an Ancillary Facility in accordance with the terms and conditions of the relevant Credit Facility Agreement, the relevant Credit Facility Borrower shall procure that such Affiliate accedes to this Agreement as a Debtor no later than contemporaneously with the date on which it becomes a borrower.

(c)

With effect from the date of acceptance by the Intercreditor Agent of a Debtor Accession Deed duly executed and delivered to the Intercreditor Agent by the new Debtor or, if later, the date specified in the Debtor Accession Deed, the new Debtor shall assume the same obligations and become entitled to the same rights as if it had been an original Party as a Debtor. Any person may accede to this Agreement as a Debtor pursuant to this Clause.

25.16	Additional Parties

(a)

Each of the Parties appoints the Intercreditor Agent to receive on its behalf each Debtor Accession Deed and Creditor/Creditor Representative Accession Undertaking delivered to the Intercreditor Agent and the Intercreditor Agent shall, as soon as reasonably practicable after receipt by it, sign and accept the same if it appears on its face to have been completed, executed and, where applicable, delivered in the form contemplated by this Agreement or, where applicable, by the relevant Debt Document. Each of the Secured Parties authorises the Common Security Agent to sign and accept each Debtor Accession Deed delivered to the Common Security Agent and the Common Security Agent shall, as soon as reasonably practicable after receipt by it, sign and accept the same if it appears on its face to have been completed, executed and, where applicable, delivered in the form contemplated by this Agreement or, where applicable, by the relevant Debt Document.

(b)

The Intercreditor Agent shall only be obliged to execute a Creditor/Creditor Representative Accession Undertaking delivered to it by a person intending to accede as a Creditor or Creditor Representative once it is satisfied that it has complied with all necessary “know your customer” or other similar other checks under all applicable laws and regulations in relation to that person’s accession.

(c)

Neither the Intercreditor Agent nor the Common Security Agent shall be obliged to execute a Debtor Accession Deed delivered to it by a person intending to accede as a Debtor unless and until it is satisfied that it has complied with all necessary “know your customer” or other similar other checks under all applicable laws and regulations in relation to that person’s accession.

(d)	In the case of a Creditor/Creditor Representative Accession Undertaking delivered to the Intercreditor Agent by any new Ancillary Lender (which is an Affiliate of a Credit Facility Lender):

(i)

the Intercreditor Agent shall, as soon as practicable after signing and accepting that Creditor/Creditor Representative Accession Undertaking in accordance with paragraph (a) above, deliver that Creditor/Creditor Representative Accession Undertaking to the relevant Creditor Representative; and

(ii)

the relevant Creditor Representative shall, as soon as practicable after receipt by it, sign and accept that Creditor/Creditor Representative Accession Undertaking if it appears on its face to have been completed, executed and delivered in the form contemplated by this Agreement.

25.17	Resignation of a Debtor

(a)

No relevant Debtor may cease to be party to a Credit Facility Agreement or a Pari Passu Debt Document in accordance with those agreements unless each Hedge Counterparty has notified the Intercreditor Agent:

(i)	that no payment is due from that Debtor to that Hedge Counterparty under those agreements; or

(ii)	that it otherwise consents to that Debtor ceasing to be a Debtor under those agreements.

The Intercreditor Agent shall, upon receiving that notification, notify the Creditor Representative in respect of that Credit Facility Agreement or that Pari Passu Debt Document (as applicable).

(b)	The Parent may request that a Debtor ceases to be a Debtor by delivering to the Intercreditor Agent a Debtor Resignation Request.

(c)	The Intercreditor Agent shall accept a Debtor Resignation Request and notify the Parent and each other Party of its acceptance if:

(i)	the Parent or the Borrower has confirmed that no Event of Default is continuing or would result from the acceptance of the Debtor Resignation Request;

(ii)	(A)

to the extent that the 2016 Credit Facility Lender Discharge Date has not occurred, the 2016 Credit Facility Agent notifies the Intercreditor Agent that that Debtor is not, or has ceased to be, a 2016 Credit Facility Borrower or a 2016 Credit Facility Guarantor; and

(B)

to the extent that the Additional Credit Facility Lender Discharge Date has not occurred, the Additional Credit Facility Agent notifies the Intercreditor Agent that that Debtor is not, or has ceased to be, an Additional Credit Facility Borrower or an Additional Credit Facility Guarantor;

(iii)

to the extent that the Rolled Loan Discharge Date has not occurred, the 2016 Credit Facility Agent notifies the Intercreditor Agent that that Debtor is not, or has ceased to be, a 2016 Credit Facility Borrower or a 2016 Credit Facility Guarantor;

(iv)	each Hedge Counterparty notifies the Intercreditor Agent that that Debtor is under no actual or contingent obligations to that Hedge Counterparty in respect of the Hedging Liabilities;

(v)

to the extent that the Pari Passu Debt Discharge Date has not occurred, each Pari Passu Note Trustee notifies the Intercreditor Agent that the Debtor is not, or has ceased to be, an issuer or guarantor of the Pari Passu Debt Liabilities for which it is the Creditor Representative; and

(vi)	the Parent confirms that that Debtor is under no actual or contingent obligations in respect of the Intra-Group Liabilities.

(d)

Upon notification by the Intercreditor Agent to the Parent of its acceptance of the resignation of a Debtor, that member of the Group shall cease to be a Debtor and shall have no further rights or obligations under this Agreement as a Debtor.

Section 8

Additional payment obligations

26.	Costs and expenses

26.1	Transaction expenses

The Parent shall pay (or shall procure that another member of the Group pays) the Common Security Agent, the POA Agent or the Intercreditor Agent (as applicable) within five (5) Business Days of demand the amount of all costs and expenses (including legal fees) (together with any applicable Indirect Tax) reasonably incurred by the Common Security Agent, the POA Agent or the Intercreditor Agent (or by any Receiver or Delegate) in connection with the negotiation, preparation, printing, execution and perfection of:

(a)	this Agreement and any other documents referred to in this Agreement and the Transaction Security; and

(b)	any other Debt Documents executed after the date of this Agreement.

26.2	Amendment costs

If a Debtor or a Security Provider requests an amendment, waiver or consent, the Parent shall, within five (5) Business Days of demand, reimburse (or shall procure that another member of the Group reimburses) the Common Security Agent, the POA Agent or the Intercreditor Agent (as applicable) for the amount of all costs and expenses (including legal fees) (together with any applicable Indirect Tax) reasonably incurred by the Common Security Agent, the POA Agent or the Intercreditor Agent (or by any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.

26.3	Enforcement and preservation costs

The Parent shall, within five (5) Business Days of demand, pay (or shall procure that another member of the Group pays) to the Common Security Agent, the POA Agent or the Intercreditor Agent (as applicable) the amount of all costs and expenses (including legal fees and together with any applicable Indirect Tax) incurred by the Common Security Agent, the POA Agent or the Intercreditor Agent (or by any Receiver or Delegate) in connection with the enforcement of or the preservation of any rights under any Debt Document and the Transaction Security and any proceedings instituted by or against the Common Security Agent, the POA Agent or the Intercreditor Agent (or any Receiver or Delegate) as a consequence of taking or holding the Transaction Security or enforcing these rights.

26.4	Stamp taxes

The Parent shall pay and, within five (5) Business Days of demand, indemnify the Common Security Agent, the POA Agent or the Intercreditor Agent (as applicable) against any cost, loss or liability the Common Security Agent, the POA Agent or the Intercreditor Agent incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Debt Document.

26.5	Interest on demand

If any Creditor or Debtor fails to pay any amount payable by it under this Agreement on its due date, interest shall accrue on the overdue amount (and be compounded with it) from the due date up to the date of actual payment (both before and after judgment and to the extent interest at a default rate is not otherwise being paid on that sum) at the rate which is 2.0 per cent. per annum over the rate at which the Intercreditor Agent would be able to obtain by placing on deposit with a leading bank an amount comparable to the unpaid amounts in the currencies of those amounts for any period(s) that the Intercreditor Agent may from time to time select, provided that if any such rate is below zero, that rate will be deemed to be zero.

27.	Other indemnities

27.1	Indemnity to the Common Security Agent

(a)

Each Debtor jointly and severally shall promptly indemnify the Common Security Agent, the POA Agent and every Receiver and Delegate against any cost, loss or liability (together with any applicable Indirect Tax) incurred by any of them as a result of:

(i)	any failure by the Parent to comply with its obligations under Clause 26 (Costs and expenses);

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;

(iii)	the taking, holding, protection or enforcement of the Transaction Security;

(iv)	the exercise of any of the rights, powers, discretions, authorities and remedies vested in the Common Security Agent, each Receiver and each Delegate and the POA Agent by the Debt Documents or by law;

(v)	any default by any Debtor or Security Provider in the performance of any of the obligations expressed to be assumed by it in the Debt Documents;

(vi)	instructing lawyers, accountants, tax advisers, surveyors, a Financial Adviser or other professional advisers or experts as permitted under this Agreement; or

(vii)

acting as Common Security Agent, Receiver or Delegate under the Debt Documents or which otherwise relates to any of the Security Property (otherwise, in each case, than by reason of the relevant Common Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct).

(b)

Each Debtor expressly acknowledges and agrees that the continuation of its indemnity obligations under this Clause 27.1 will not be prejudiced by any release or disposal under Clause 17 (Distressed Disposals) taking into account the operation of that Clause 17.

(c)

The Common Security Agent and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify itself out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 27.1 and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to it.

27.2	Indemnity to the Intercreditor Agent

(a)

Each Debtor jointly and severally shall promptly indemnify the Intercreditor Agent against any cost, loss or liability (together with any applicable Indirect Tax) incurred by the Intercreditor Agent as a result of:

(i)	any failure by the Parent to comply with its obligations under Clause 26 (Costs and expenses);

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;

(iii)	the taking, protection or enforcement of the Transaction Security;

(iv)	the exercise of any of the rights, powers, discretions, authorities and remedies vested in the Intercreditor Agent by the Debt Documents or by law;

(v)	any default by any Debtor or Security Provider in the performance of any of the obligations expressed to be assumed by it in the Debt Documents;

(vi)	instructing lawyers, accountants, tax advisers, surveyors, a Financial Adviser or other professional advisers or experts as permitted under this Agreement; or

(vii)

acting as Intercreditor Agent under the Debt Documents or which otherwise relates to any of the Security Property (otherwise, in each case, than by reason of the relevant Intercreditor Agent’s gross negligence or wilful misconduct).

(b)

Each Debtor expressly acknowledges and agrees that the continuation of its indemnity obligations under this Clause 27.2 will not be prejudiced by any release or disposal under Clause 17 (Distressed Disposals) taking into account the operation of that Clause 17.

(c)

The Common Security Agent and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify the Intercreditor Agent out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 27.2 and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to the Intercreditor Agent.

27.3	Parent’s indemnity to Primary Creditors

The Parent shall promptly and as principal obligor indemnify each Primary Creditor against any cost, loss or liability (together with any applicable Indirect Tax), whether or not reasonably foreseeable, incurred by any of them in relation to or arising out of the operation of Clause 17 (Distressed Disposals).

Section 9

Administration

28.	Information

28.1	Dealings with Common Security Agent, Intercreditor Agent and Creditor Representatives

(a)

Subject to clause 33.5 (Communication when Agent is Impaired Agent) of the 2016 Credit Facility Agreement and to any Equivalent Provision of any Additional Credit Facility or Pari Passu Facility Agreement, each Credit Facility Lender, Pari Passu Noteholder and Pari Passu Lender shall deal with the Common Security Agent and Intercreditor Agent exclusively through its Creditor Representative and the Hedge Counterparties shall deal directly with the Common Security Agent and Intercreditor Agent and shall not deal through any Creditor Representative.

(b)	No Creditor Representative shall be under any obligation to act as agent or otherwise on behalf of any Hedge Counterparty except as expressly provided for in, and for the purposes of, this Agreement.

28.2	Disclosure between Primary Creditors, Common Security Agent and Intercreditor Agent

Notwithstanding any agreement to the contrary, each of the Debtors, Bondcos and Subordinated Creditors consents, until the Final Discharge Date, to the disclosure by any Primary Creditor, the Common Security Agent and Intercreditor Agent to each other (whether or not through a Creditor Representative or the Common Security Agent) of such information concerning the Debtors, Security Providers, Bondcos and the Subordinated Creditors as any Primary Creditor or the Common Security Agent or the Intercreditor Agent shall see fit.

28.3	Notification of prescribed events

(a)

If an Event of Default or Default under a Credit Facility Agreement or a Pari Passu Debt Document either occurs or ceases to be continuing the relevant Creditor Representative shall, upon becoming aware of that occurrence or cessation, notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each other Primary Creditor and the Common Security Agent.

(b)

If a Credit Facility Acceleration Event occurs the relevant Credit Facility Agent shall notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each other Party.

(c)

If a Pari Passu Debt Acceleration Event occurs the relevant Creditor Representative(s) shall notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each other Party.

(d)

If the Common Security Agent enforces, or takes formal steps to enforce, any of the Transaction Security it shall notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each other Party of that action.

(e)

If any Primary Creditor exercises any right it may have to enforce, or to take formal steps to enforce, any of the Transaction Security it shall notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each Party of that action.

(f)

If a Debtor defaults on any Payment due under a Hedging Agreement, the Hedge Counterparty which is party to that Hedging Agreement shall, upon becoming aware of that default, notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify the Creditor Representatives and each other Hedge Counterparty and the Common Security Agent.

(g)

If a Hedge Counterparty terminates or closes-out, in whole or in part, any hedging transaction under any Hedging Agreement under Clause 5.9 (Permitted Enforcement: Hedge Counterparties) it shall notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each Creditor Representative and each other Hedge Counterparty and the Common Security Agent.

(h)

If any of the Floating Rate Term Outstandings or the Other Currency Term Outstandings are to be reduced (whether by way of repayment, prepayment, cancellation or otherwise) the Parent shall notify each Hedge Counterparty of:

(i)	the date and amount of that proposed reduction;

(ii)	any Interest Rate Hedge Excess that would result from that proposed reduction and that Hedge Counterparty’s Interest Rate Hedging Proportion (if any) of that Interest Rate Hedge Excess; and

(iii)	any Exchange Rate Hedge Excess that would result from that proposed reduction and that Hedge Counterparty’s Exchange Rate Hedging Proportion (if any) of that Exchange Rate Hedge Excess.

(i)

If the Intercreditor Agent receives a notice under paragraph (a) of Clause 6.1 (Option to Purchase: Pari Passu Debt Creditors) it shall upon receiving that notice, notify, and send a copy of that notice to, each Credit Facility Agent. If the Intercreditor Agent receives a similar notice in connection with paragraph (h) of Clause 3.2 (Rolled Loan – restrictions), it shall upon receiving that notice, notify, and send a copy of that notice to, the Rolled Loan Facility Lender.

(j)

If the Intercreditor Agent receives a notice under paragraph (a) of Clause 6.2 (Hedge Transfer: Pari Passu Debt Creditors) it shall upon receiving that notice, notify, and send a copy of that notice to, each Hedge Counterparty.

(k)

If any Sponsor Affiliate acquires an interest in the Rolled Loan, the Parent shall immediately notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each other Secured Party.

29.	Notices

29.1	Communications in writing

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

29.2	Common Security Agent’s and Intercreditor Agent’s communications with Primary Creditors

The Common Security Agent and the Intercreditor Agent shall be entitled to carry out all dealings:

(a)

with the Credit Facility Lenders, Pari Passu Noteholders and Pari Passu Lenders through their respective Creditor Representatives and may give to the Creditor Representatives, as applicable, any notice or other communication required to be given by the Common Security Agent or the Intercreditor Agent to a Credit Facility Lender, Pari Passu Noteholder or Pari Passu Lender; and

(b)	with each Hedge Counterparty directly with that Hedge Counterparty.

29.3	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Agreement is:

(a)	in the case of the Parent or the Company, that identified with its name below;

(b)	in the case of the Common Security Agent, that identified with its name below;

(c)	in the case of the POA Agent, that identified with its name below;

(d)	in the case of the Intercreditor Agent, that identified with its name below; and

(e)	in the case of each other Party, that notified in writing to the Intercreditor Agent on or prior to the date on which it becomes a Party,

or any substitute address, fax number or department or officer which that Party may notify to the Intercreditor Agent (or the Intercreditor Agent may notify to the other Parties, if a change is made by the Intercreditor Agent) by not less than five Business Days’ notice.

29.4	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address,

and, if a particular department or officer is specified as part of its address details provided under Clause 29.3 (Addresses), if addressed to that department or officer.

(b)

Any communication or document to be made or delivered to the Common Security Agent will be effective only when actually received by the Common Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the Common Security Agent’s signature below (or any substitute department or officer as the Common Security Agent shall specify for this purpose). Any communication or document to be made or delivered to the Intercreditor Agent will be effective only when actually received by the Intercreditor Agent and then only if it is expressly marked for the attention of the department or officer identified with the Intercreditor Agent’s signature below (or any substitute department or officer as the Intercreditor Agent shall specify for this purpose).

(c)	Any communication or document made or delivered to the Parent in accordance with this Clause 29.4 will be deemed to have been made or delivered to each of the Debtors and Security Providers.

(d)

Any communication or document which becomes effective, in accordance with paragraphs (a) to (c) above, after 5:00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

29.5	Notification of address and fax number

Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 29.3 (Addresses) or changing its own address or fax number, the Intercreditor Agent shall notify the other Parties.

29.6	Electronic communication

(a)

Any communication to be made between any two Parties under or in connection with this Agreement may be made by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days’ notice.

(b)

Any such electronic communication as specified in paragraph (a) above to be made between a Subordinated Creditor, a Bondco, a Debtor or an Intra-Group Lender and the Common Security Agent, the Intercreditor Agent or a Primary Creditor may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication.

(c)

Any such electronic communication as specified in paragraph (a) above made between any two Parties will be effective only when actually received (or made available) in readable form and in the case of any electronic communication made by a Party to the Common Security Agent or the Intercreditor Agent only if it is addressed in such a manner as the Common Security Agent or the Intercreditor Agent (as applicable) shall specify for this purpose.

(d)

Any electronic communication which becomes effective, in accordance with paragraph (c) above, after 5:00 p.m. in the place in which the Party to whom the relevant communication is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.

(e)	Any reference in this Agreement to a communication being sent or received shall be construed to include that communication being made available in accordance with this Clause 29.6.

29.7	English language

(a)	Any notice given under or in connection with this Agreement must be in English.

(b)	All other documents provided under or in connection with this Agreement must be:

(i)	in English; or

(ii)

if not in English, and if so required by the Intercreditor Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

30.	Preservation

30.1	Partial invalidity

If, at any time, any provision of a Debt Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

30.2	No impairment

If, at any time after its date, any provision of a Debt Document (including this Agreement) is not binding on or enforceable in accordance with its terms against a person expressed to be a party to that Debt Document, neither the binding nature nor the enforceability of that provision or any other provision of that Debt Document will be impaired as against the other party(ies) to that Debt Document.

30.3	Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Party, any right or remedy under a Debt Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any Debt Document. No election to affirm any Debt Document on the part of a Secured Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Debt Document are cumulative and not exclusive of any rights or remedies provided by law.

30.4	Waiver of defences

The provisions of this Agreement or any Transaction Security will not be affected by an act, omission, matter or thing which, but for this Clause 30.4, would reduce, release or prejudice the subordination and priorities expressed to be created by this Agreement including (without limitation and whether or not known to any Party):

(a)	any time, waiver or consent granted to, or composition with, any Debtor, Security Provider or other person;

(b)	the release of any Debtor, Security Provider or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Debtor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Debtor, Security Provider or other person;

(e)

any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Debt Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Debt Document or any other document or security;

(g)	any intermediate Payment of any of the Liabilities owing to the Primary Creditors in whole or in part; or

(h)	any insolvency or similar proceedings.

30.5	Priorities not affected

Except as otherwise provided in this Agreement the priorities referred to in Clause 2 (Ranking and priority) will:

(a)

not be affected by any reduction or increase in the principal amount secured by the Transaction Security in respect of the Liabilities owing to the Primary Creditors or by any intermediate reduction or increase in, amendment or variation to any of the Debt Documents, or by any variation or satisfaction of, any of the Liabilities or any other circumstances;

(b)	apply regardless of the order in which or dates upon which this Agreement and the other Debt Documents are executed or registered or notice of them is given to any person; and

(c)

secure the Liabilities owing to the Primary Creditors in the order specified, regardless of the date upon which any of the Liabilities arise or of any fluctuations in the amount of any of the Liabilities outstanding.

31.	Consents, amendments and override

31.1	Required consents

(a)	Subject to paragraph (b) below, to Clause 31.4 (Exceptions), to Clause 31.6 (Excluded Super Senior Credit Participations) and to Clause 31.7 (Disenfranchisement of Sponsor Affiliates):

(i)

Clause 20.1 (Equalisation Definitions) to Clause 20.3 (Equalisation) may be amended or waived with the consent of each Credit Facility Agent, the Super Senior Creditors, the Intercreditor Agent and the Common Security Agent to the extent that that amendment or waiver does not affect the Pari Passu Creditors or the Parent;

(ii)

Schedule 7 (Enforcement Principles) may be amended or waived with the consent of the Majority Super Senior Creditors and the Required Pari Passu Creditors, the Intercreditor Agent and the Common Security Agent and without the consent of the Parent, any Debtor, any Intra-Group Lender, any Bondco or any Subordinated Creditor to the extent that that amendment or waiver does not impose obligations on and does not materially and adversely affect the Parent, any Debtor, any Intra-Group Lender, any Bondco or any Subordinated Creditor;

(iii)

Schedule 9 (Hedge Counterparties’ guarantee and indemnity) may be amended or waived with the consent of the Parent and each Hedge Counterparty to the extent that that amendment or waiver does not affect the Pari Passu Debt Creditors or the Credit Facility Lenders; and

(iv)

subject to paragraphs (i) to (iii) above, this Agreement may be amended or waived only with the consent of the Parent, each Creditor Representative, the Majority Super Senior Creditors and the Required Pari Passu Creditors, the Intercreditor Agent and the Common Security Agent.

(b)	An amendment or waiver that has the effect of changing or which relates to:

(i)	Clause 14 (Redistribution), Clause 15 (Enforcement of Transaction Security), Clause 19 (Application of proceeds) or this Clause 31 (Consents, amendments and override);

(ii)	paragraphs (d)(iii), (e) and (f) of Clause 21.3 (Instructions);

(iii)	paragraphs (d)(iii), (e) and (f) of Clause 23.2 (Instructions);

(iv)	the order of priority or subordination under this Agreement; or

(v)	paragraphs (m) and (n) of Clause 1.2 (Construction) or Schedule 5 (Continuing Documents),

shall not be made without the consent of:

(A)	each Creditor Representative;

(B)	each Credit Facility Lender;

(C)	each Pari Passu Note Trustee on behalf of the Pari Passu Noteholders in respect of which it is the Creditor Representative;

(D)	each Pari Passu Lender;

(E)	each Hedge Counterparty (to the extent that the amendment or waiver would adversely affect the Hedge Counterparty);

(F)	the Common Security Agent;

(G)	the Intercreditor Agent;

(H)	the POA Agent; and

(I)	the Parent.

31.2	Amendments and waivers: Transaction Security Documents

(a)

Subject to paragraph (b) below and to Clause 31.4 (Exceptions) and unless the provisions of any Debt Document expressly provide otherwise, the Intercreditor Agent may (or may direct the Common Security Agent to), if authorised by the Majority Super Senior Creditors and the Required Pari Passu Creditors, and if the Parent consents, amend the terms of, waive any of the requirements of or grant consents under, any of the Transaction Security Documents (other than the Transaction Security Documents creating Credit-Specific Transaction Security) which shall be binding on each Party.

(b)	Subject to paragraph (c) of Clause 31.4 (Exceptions), any amendment or waiver of, or consent under, any Transaction Security Document which has the effect of changing or which relates to:

(i)	the nature or scope of the Charged Property;

(ii)	the manner in which the proceeds of enforcement of the Transaction Security are distributed; or

(iii)	the release of any Transaction Security,

shall not be made without the prior consent of each Credit Facility Lender, each Pari Passu Note Trustee on behalf of the Pari Passu Noteholders in respect of which it is the Creditor Representative, each Pari Passu Lender and each Hedge Counterparty, provided that:

(A)

in the case of such an amendment or waiver of, or consent under, any Transaction Security Document in respect of the release of any Transaction Security in relation to a Pari Passu Notes Interest Accrual Account, such amendment, waiver or consent shall not require the consent of any Credit Facility Lender, Pari Passu Lender or Hedge Counterparty and shall only require the consent of the Pari Passu Note Trustee in respect of the Pari Passu Notes to which that Pari Passu Notes Interest Accrual Account relates; and

(B)

in the case of such an amendment or waiver of, or consent under, any Transaction Security Document in respect of the release of any Transaction Security in relation to a Pari Passu Facility Debt Service Reserve Account, such amendment, waiver or consent shall not require the consent of any Credit Facility Lender, Pari Passu Note Trustee or Hedge Counterparty and shall only require the consent of the Creditor Representative in respect of the Pari Passu Facility to which that Pari Passu Facility Debt Service Reserve Account relates.

31.3	Effectiveness

(a)

Any amendment, waiver or consent given in accordance with this Clause 31 will be binding on all Parties and the Intercreditor Agent may effect, on behalf of any Primary Creditor, any amendment, waiver or consent permitted by this Clause 31.

(b)

Without prejudice to the generality of Clause 21.8 (Rights and discretions) the Intercreditor Agent may engage, pay for and rely on the services of lawyers in determining the consent level required for and effecting any amendment, waiver or consent under this Agreement.

31.4	Minor or technical amendments

The Intercreditor Agent may agree with the Company at any time any amendment to or modification to this Agreement which, in its opinion, is minor or technical in nature or which is necessary to correct a manifest error.

31.5	Exceptions

(a)	Subject to paragraphs (c) and (d) below, if the amendment, waiver or consent may impose new or additional obligations on or withdraw or reduce the rights of any Party other than:

(i)	in the case of a Primary Creditor (other than any Creditor Representative or any Arranger), in a way which affects or would affect Primary Creditors of that Party’s class generally; or

(ii)	in the case of a Debtor, to the extent consented to by the Parent under paragraph (a) of Clause 31.2 (Amendments and waivers: Transaction Security Documents),

the consent of that Party is required.

(b)

Subject to paragraphs (c) and (d) below, an amendment, waiver or consent which relates to the rights or obligations of a Creditor Representative, an Arranger, the Common Security Agent (including, without limitation, any ability of the Common Security Agent to act in its discretion under this Agreement), the Intercreditor Agent, the POA Agent or a Hedge Counterparty may not be effected without the consent of that Creditor Representative or, as the case may be, that Arranger, the Common Security Agent, the Intercreditor Agent, the POA Agent or that Hedge Counterparty.

(c)	Neither paragraph (a) nor (b) above, nor paragraph (b) of Clause 31.2 (Amendments and waivers: Transaction Security Documents) shall apply:

(i)	to any release of Transaction Security, claim or Liabilities; or

(ii)	to any amendment, waiver or consent,

which, in each case, the Common Security Agent gives in accordance with Clause 16 (Non-Distressed Disposals) or Clause 17 (Distressed Disposals).

(d)	Paragraphs (a) and (b) above shall apply to an Arranger only to the extent that Liabilities are then owed to that Arranger.

(e)

An amendment, waiver or consent that has the effect of changing or which relates to Clause 3.2 (Rolled Loan – restrictions), Clause 15.4 (Enforcement of Transaction Security – Rolled Loan Cash Collateral) or any requirement that any other provision is subject to Clause 3.2 (Rolled Loan – restrictions) may not be effected without the consent of each Pari Passu Note Trustee on behalf of the Pari Passu Noteholders in respect of which it is the Creditor Representative, each Pari Passu Lender, each Additional Credit Facility Lender, the Intercreditor Agent and the Rolled Loan Facility Lender.

31.6	Excluded Super Senior Credit Participations

(a)	Subject to paragraph (b) below, if in relation to:

(i)	a request for a Consent in relation to any of the terms of this Agreement;

(ii)	a request to participate in any other vote of Super Senior Creditors under the terms of this Agreement;

(iii)	a request to approve any other action under this Agreement;

(iv)	a request to provide any confirmation or notification under this Agreement; or

(v)	a request to provide details of an Exposure,

any Super Senior Creditor:

(A)	fails to respond to that request within 10 Business Days of that request being made; or

(B)

(in the case of paragraphs (i) to (iii) above), fails to provide details of its Super Senior Credit Participation to the Intercreditor Agent or Common Security Agent (as applicable) within the timescale specified by the Intercreditor Agent or Common Security Agent (as applicable);

(vi)

in the case of paragraphs (i) to (iii) above, that Super Senior Creditor’s Super Senior Credit Participation (as the case may be) shall be deemed to be zero for the purpose of calculating the Super Senior Credit Participations when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Super Senior Credit Participations has been obtained to give that Consent, carry that vote or approve that action;

(vii)

in the case of paragraphs (i) to (iii) above, that Super Senior Creditor’s status as a Super Senior Creditor shall be disregarded for the purposes of ascertaining whether the agreement of any specified group of Super Senior Creditors has been obtained to give that Consent, carry that vote or approve that action;

(viii)	in the case of paragraph (iv) above, that confirmation or notification shall be deemed to have been given; and

(ix)	in the case of paragraph (v) above, that Super Senior Creditor’s Exposure shall be deemed to be zero.

(b)	Paragraph (a)(v)(A) above shall not apply to an amendment or waiver referred to in paragraphs (b)(i), (b)(ii), (b)(iii), (b)(iv) or (b)(v) of Clause 31.1 (Required consents).

31.7	Disenfranchisement of Sponsor Affiliates

(a)

For so long as a Sponsor Affiliate (i) beneficially owns a Super Senior Credit Participation or Pari Passu Credit Participation or (ii) has entered into a sub-participation agreement relating to a Super Senior Credit Participation or Pari Passu Credit Participation or other agreement or arrangement having a substantially similar economic effect and such agreement or arrangement has not been terminated, in ascertaining:

(i)	the Majority Super Senior Creditors;

(ii)	the Majority Pari Passu Creditors; or

(iii)

whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Super Senior Credit Participation or Pari Passu Credit Participation, or the agreement of any specified group of Primary Creditors, has been obtained to approve any request for a Consent or to carry any other vote or approve any action under this Agreement, that Super Senior Credit Participation or Pari Passu Credit Participation shall be deemed to be zero and, subject to paragraph (ii) below, that Sponsor Affiliate (or the person with whom it has entered into that sub-participation, other agreement or arrangement (a “Counterparty”)) shall be deemed not to be a Credit Facility Lender or Pari Passu Creditor.

(b)	Each Sponsor Affiliate that is a Credit Facility Lender or Pari Passu Creditor agrees that:

(i)

in relation to any meeting or conference call to which all the Super Senior Creditors, all the Pari Passu Creditors, all the Primary Creditors, or any combination of those groups of Primary Creditors are invited to attend or participate, it shall not attend or participate in the same if so requested by the Intercreditor Agent or, unless the Security Agent otherwise agrees, be entitled to receive the agenda or any minutes of the same; and

(ii)

it shall not, unless the Intercreditor Agent otherwise agrees, be entitled to receive any report or other document prepared at the behest of, or on the instructions of, the Intercreditor Agent or one or more of the Primary Creditors.

31.8	Disenfranchisement of Defaulting Lenders

(a)	For so long as a Defaulting Lender has any Available Commitment, in ascertaining:

(i)	the Majority Super Senior Creditors or Majority Pari Passu Creditors; or

(ii)	whether:

(A)	any relevant percentage (including, for the avoidance of doubt, unanimity) of Super Senior Credit Participations or Pari Passu Credit Participations; or

(B)	the agreement of any specified group of Primary Creditors,

has been obtained to approve any request for a Consent or to carry any other vote or approve any action under this Agreement, that Defaulting Lender’s Commitments will be reduced by the amount of its Available Commitments and, to the extent that that reduction results in that Defaulting Lender’s Commitments being zero, that Defaulting Lender shall be deemed not to be a Credit Facility Lender or Pari Passu Creditor.

(b)	For the purposes of this Clause 31.8, the Intercreditor Agent may assume that the following Primary Creditors are Defaulting Lenders:

(i)	any Credit Facility Lender or Pari Passu Lender which has notified the Intercreditor Agent that it has become a Defaulting Lender;

(ii)

any Credit Facility Lender or Pari Passu Lender to the extent that the relevant Creditor Representative has notified the Intercreditor Agent that that Credit Facility Lender or Pari Passu Lender is a Defaulting Lender; and

(iii)

any Credit Facility Lender or Pari Passu Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a) or (b) of the definition of “Defaulting Lender” in the relevant Credit Facility Agreement or Pari Passu Facility Agreement has occurred, unless it has received notice to the contrary from the Credit Facility Lender or Pari Passu Lender concerned (together with any supporting evidence reasonably requested by the Intercreditor Agent) or the Intercreditor Agent is otherwise aware that the relevant Credit Facility Lender or Pari Passu Lender has ceased to be a Defaulting Lender.

31.9	Calculation of Super Senior Credit Participations and Pari Passu Credit Participations

For the purpose of ascertaining whether any relevant percentage of Super Senior Credit Participations or Pari Passu Credit Participations has been obtained under this Agreement, the Intercreditor Agent may notionally convert the Super Senior Credit Participations and/or Pari Passu Creditor Participations into their Common Currency Amounts.

31.10	Deemed Consent

If, at any time prior to the Super Senior Discharge Date, the Credit Facility Lenders, the Pari Passu Note Trustees (to the extent required under the Senior Secured Note Documents) and the Pari Passu Debt Creditors (to the extent required under the Pari Passu Debt Documents) give a Consent in respect of their respective Debt Documents then, if that action was permitted by the terms of this Agreement, the Intra-Group Lenders, the Parent, each Bondco and each Subordinated Creditor will (or will be deemed to):

(a)	give a corresponding Consent in equivalent terms in relation to each of the Debt Documents to which they are a party; and

(b)	do anything (including executing any document) that the Primary Creditors may reasonably require to give effect to this Clause 31.10.

31.11	Excluded Consents

Clause 31.10 (Deemed Consent) does not apply to any Consent which has the effect of:

(a)	increasing or decreasing the Liabilities;

(b)	changing the basis upon which any Permitted Payments are calculated (including the timing, currency or amount of such Payments); or

(c)	changing the terms of this Agreement or of any Security Document.

31.12	No liability

None of the Primary Creditors will be liable to any other Creditor, or Debtor for any Consent given or deemed to be given under this Clause 31.

31.13	Agreement to override

(a)	Subject to paragraph (b) below and Clause 31.14 (Inconsistency), unless expressly stated otherwise in this Agreement, this Agreement overrides anything in the Debt Documents to the contrary.

(b)

Notwithstanding anything to the contrary in this Agreement, paragraph (a) above will not cure, postpone, waive or negate in any manner any default or event of default (however described) under any Debt Document as between any Creditor and any Debtor that are party to that Debt Document.

31.14	Inconsistency

In the event of any inconsistency between the terms contained in this Agreement or any other Debt Document and those contained in Services and Right to Use Direct Agreement (or the Services and Right to Use Agreement or the Authorisation of the Government of the Macau SAR (as defined in the Services and Right to Use Direct Agreement), the terms of such documents shall prevail in the following order of priority:

(a)	any Authorisation of the Government of the Macau SAR;

(b)	the Services and Right to Use Direct Agreement;

(c)	the Services and Right to Use Agreement;

(d)	the Reimbursement Agreement; and

(e)	subject to clause 31.13 (Agreement to override), any other Debt Document.

32.	Services and Right to Use Direct Agreement

(a)

The 2016 Credit Facility Agent shall (as soon as reasonably practicable) deliver to the Intercreditor Agent a copy of any document received by it in connection with clause 13.5.1 (BVI Entity Articles of Association), 13.6.1 (Macau Obligor Articles of Association) or 16.1 (Grant of MacauCo Preference Rights) of the Services and Right to Use Direct Agreement.

(b)

The 2016 Credit Facility Agent shall (as soon as reasonably practicable) deliver to the Intercreditor Agent a copy of any request from a Debtor or SCH5 for the consent of the 2016 Credit Facility Agent under the Services and Right to Use Direct Agreement. Other than as expressly set out in this Agreement, neither the 2016 Credit Facility Agent nor any other 2016 Credit Facility Creditor shall be required to seek or obtain the consent of any Additional Credit Facility Creditor or Pari Passu Creditor in connection with giving or not giving a consent (or giving or not giving an instruction to the 2016 Credit Facility Agent to give or not give a consent) under the Services and Right to Use Direct Agreement, provided that the 2016 Credit Facility Agent agrees to not provide its consent under clause 13.7.4 (Transfers by Golden Shareholder), clause 13.9 (Amendments to articles of association) or clause 16.2.2 (Transfers by the Preference Holder of Preference Rights) of the Services and Right to Use Direct Agreement, except (x) if, in the judgement of the 2016 Credit Facility Agent, the giving of such consent would not be materially prejudicial to the interest of the Secured Parties (taken as a whole), or (y) the Majority Lenders (under and as defined in any Additional Credit Facility Agreement) and the Required Pari Passu Creditors have consented to the giving of such consent.

(c)

The 2016 Credit Facility Lenders agree for the benefit of the other Secured Parties that any directions they give to the Common Security Agent under or in connection with paragraph (c) of clause 18.2.2 (IE Subordination in Insolvency) or paragraph (c) of clause 18.2.4 (IE Subordination in Insolvency) of the Services and Right to Use Direct Agreement shall not be inconsistent with the arrangements contemplated by Clauses 12 (Effect of Insolvency Event), 13 (Turnover or receipts) and 19 (Application of proceeds).

(d)

Each Creditor Representative and each Hedge Counterparty (by its entry into or accession to this Agreement) acknowledges that the 2016 Credit Facility Agent is required under the terms of the Services and Right to Use Direct Agreement to deliver to the Company a statement of account on the same day (the “Notice Date”) as the Common Security Agent delivers a Transfer Notice or a Sponsor Option Notice (each as defined in the Services and Right to Use Direct Agreement). Each Creditor Representative and each Hedge Counterparty shall promptly (and in any case no later than two (2) Business Day immediately prior to the Notice Date) deliver to the Intercreditor Agent a statement confirming (i) in the case of a Hedge Counterparty, the aggregate amount of the Hedging Liabilities owed to it (assuming that the date falling two Business Days prior to the date on which such statement of account is to be delivered was the early termination date in respect of each hedging transaction under the Hedging Agreements which (x) had not terminated or been terminated prior to such date or (y) did not terminate or was not terminated on such date); and (ii) in the case of each Creditor Representative, the aggregate amount of the Secured Obligations owed to the Secured Parties in respect of which it is a Creditor Representative (assuming that the date falling two Business Days prior to the date on which such statement of account is to be delivered was the date on which such Secured Obligations were to be repaid, redeemed, defeased and/or discharged in full), and the Intercreditor Agent shall promptly deliver to the 2016 Credit Facility Agent a statement of the aggregate of such amounts (and the currency or currencies thereof) so as to enable the 2016 Credit Facility Agent to deliver the completed statement of account on the Notice Date.

(e)

Each Creditor Representative and each Hedge Counterparty (by its entry into or accession to this Agreement) acknowledges that the 2016 Credit Facility Agent is required under the terms of the Services and Right to Use Direct Agreement to deliver to the Company a statement of Secured Obligations on the date (“Statement Date”) falling one (1) Business Day prior to any proposed completion date of any purchase by SCH5 or any Sponsor Affiliate (or any of their respective nominees) in respect of the Purchase Rights (as defined in the Services and Right to Use Direct Agreement) pursuant to or contemplated by the Services and Right to Use Direct Agreement (each, a “Completion Date”). Each Creditor Representative and each Hedge Counterparty shall promptly (and in any case no later than two (2) Business Days immediately prior to each Statement Date) deliver to the Intercreditor Agent all information necessary to calculate the aggregate amount (and the currency or currencies thereof) of the Secured Obligations (as at the proposed Completion Date) and the Intercreditor Agent shall promptly deliver to the 2016 Credit Facility Agent a statement of the aggregate amount (and the currency or currencies thereof) of the Secured Obligations (as at the proposed Completion Date) so as to enable the 2016 Credit Facility Agent to deliver the completed statement of Secured Obligations on to the Company on each Statement Date.

(f)

Each Secured Party acknowledges that the Common Security Agent and the POA Agent may be required to take certain remedial or other actions in relation to ensuring that any Enforcement Action (or action in connection with any Enforcement Action) in respect of the Transaction Security Documents does not directly or indirectly (i) prevent Melco Resorts Macau’s operation of the Gaming Area (or any other gaming area comprised in the Property) (or its ability to do so) including without limitation, in accordance with the requirements of the Services and Right to Use Agreement (all terms as defined in the Services and Right to Use Direct Agreement) or prevents it from doing so on terms no more onerous or subject to costs, expenses, liabilities or claims no greater than those to which it, or as the case may be, SCE, was previously subject immediately prior to the action which gives rise to the suspension of operation by Melco Resorts Macau, (ii) prevent Melco Resorts Macau’s performance of any or all of its material obligations under the Services and Right to Use Agreement or prevents it from doing so on terms no more onerous or subject to costs, expenses, liabilities or claims no greater than those to which it, or as the case may be, SCE, was previously subject immediately prior to the action which gives rise to the suspension of operation by Melco Resorts Macau, and/or (iii) give rise to an inability on the part of Melco Resorts Macau to operate the Gaming Area, including without limitation, in accordance with the Services and Right to Use Agreement, and hereby authorises and instructs each of the Common Security Agent and the POA Agent to take such remedial or other actions.

(g)

The 2016 Credit Facility Agent’s duties under the Services and Right to Use Direct Agreement are solely mechanical and administrative in nature and each Secured Party that is not a party to the 2016 Credit Facility Agreement acknowledges and agrees that nothing (i) in this Agreement or in the Services and Right to Use Direct Agreement or (ii) relating to the 2016 Credit Facility Agent’s conduct with respect to the Services and Right to Use Direct Agreement constitutes or shall give rise to the 2016 Credit Facility Agent’s being a trustee or fiduciary of any other person and, save as expressly set out in this Agreement, the 2016 Credit Facility Agent may act (or refrain from acting) in accordance with and rely on clause 28 (Role of the Agent and others) of the original form of the 2016 Credit Facility Agreement in connection with the Services and Right to Use Direct Agreement and its performance of any actions in connection therewith.

33.	Acknowledgments

Each of the Secured Parties authorises the Intercreditor Agent and the Common Security Agent to sign and accept the deed of acknowledgment in respect of this Agreement to be executed and delivered by Melco Resorts Macau to the Intercreditor Agent and the Common Security Agent on the date of this Agreement. Each of the Intercreditor Agent and the Common Security Agent shall, as soon as reasonably practicable after receipt by it, sign and accept the same.

34.	Contractual recognition of bail-in

34.1	Contractual recognition of bail-in

Notwithstanding any other term of any Debt Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with any Debt Document governed by the laws of any non-EEA jurisdiction may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any such Debt Document governed by the laws of any non-EEA jurisdiction to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

34.2	Definitions

For the purposes of this Clause 34:

“Bail-In Action” means the exercise of any Write-down and Conversion Powers;

“Bail-In Legislation” means, in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time.

“EEA Member Country” means any member state of the European Union from time to time, Iceland, Liechtenstein and Norway;

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time;

“Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers; and

“Write-down and Conversion Powers” means, in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule.

35.	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

36.	Governing law

This Agreement and any non- contractual obligations arising out of or in connection with it are governed by and construed in accordance with English law.

37.	Enforcement

37.1	Jurisdiction

(a)

The courts of England have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)

This Clause 37.1 is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

37.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law:

(i)	each Debtor, Security Provider, Bondco and Subordinated Creditor:

(A)	irrevocably appoints Law Debenture Corporate Service Limited as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(B)	agrees that failure by a process agent to notify the relevant Debtor, Security Provider, Bondco or Subordinated Creditor of the process will not invalidate the proceedings concerned.

(b)

If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Parent (in the case of an agent for service of process for a Debtor), the relevant Security Provider, the relevant Bondco or the relevant Subordinated Creditor must immediately (and in any event within three (3) days of such event taking place) appoint another agent on terms acceptable to each Creditor Representative and each Hedge Counterparty. Failing this, the relevant Creditor Representative or Hedge Counterparty (as the case may be) may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement and executed as a deed by the Intra-Group Lenders, the Debtors, the Security Providers and the Original Bondco and is intended to be and is delivered by them as a deed on the date specified above.

Schedule 1

Form of Debtor Accession Deed

This Agreement is made on [•] and made

Between:

(1)	[Insert full name of new Debtor] (the “Acceding Debtor”); and

(2)	[Insert full name of current Intercreditor Agent] (the “Intercreditor Agent”), for itself and each of the other parties to the intercreditor agreement referred to below; and

(3)	[Insert full name of current Common Security Agent] (the “Common Security Agent”), for itself and each of the other parties to the intercreditor agreement referred to below;

This agreement is made on [date] by the Acceding Debtor in relation to an intercreditor agreement (the “Intercreditor Agreement”) dated 1 December 2016 between, among others, Studio City Investments Limited as parent, Studio City Company Limited as company, Industrial and Commercial Bank of China (Macau) Limited as common security agent, DB Trustees (Hong Kong) Limited as intercreditor agent, the other Creditors and the other Debtors (each as defined in the Intercreditor Agreement) (as amended and restated from time to time).

The Acceding Debtor intends to give a guarantee, indemnity or other assurance against loss in respect of Liabilities under the following documents:

[Insert details (date, parties and description) of relevant documents]

the “Relevant Documents”.

It is agreed as follows:

1.	Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Agreement, bear the same meaning when used in this Agreement.

2.	The Acceding Debtor and the Common Security Agent agree that the Common Security Agent shall hold:

(a)	[any Security in respect of Liabilities created or expressed to be created pursuant to the Relevant Documents;

(b)	all proceeds of that Security; and]*

(c)

all obligations expressed to be undertaken by the Acceding Debtor to pay amounts in respect of the Liabilities to the Common Security Agent as trustee for the Secured Parties (in the Relevant Documents or otherwise) and secured by the Transaction Security together with all representations and warranties expressed to be given by the Acceding Debtor (in the Relevant Documents or otherwise) in favour of the Common Security Agent as trustee for the Secured Parties, on trust for the Secured Parties on the terms and conditions contained in the Intercreditor Agreement.

3.

The Acceding Debtor confirms that it intends to be party to the Intercreditor Agreement as a Debtor, undertakes to perform all the obligations expressed to be assumed by a Debtor under the Intercreditor Agreement and agrees that it shall be bound by all the provisions of the Intercreditor Agreement as if it had been an original party to the Intercreditor Agreement.

*	Include to the extent that the Security created in the Relevant Documents is expressed to be granted to the Security Agent as trustee for the Secured Parties.

4.

[In consideration of the Acceding Debtor being accepted as an Intra-Group Lender for the purposes of the Intercreditor Agreement, the Acceding Debtor also confirms that it intends to be party to the Intercreditor Agreement as an Intra-Group Lender, and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by an Intra-Group Lender and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement].**

[4.]/[5.]	This Agreement and any non- contractual obligations arising out of or in connection with it are governed by and construed in accordance with, English law.

This Agreement has been signed on behalf of the Intercreditor Agent and the Common Security Agent and executed as a deed by the Acceding Debtor and is delivered on the date stated above.

**	Include this paragraph in the relevant Debtor Accession Deed if the Acceding Debtor is also to accede as an Intra-Group Lender to the Intercreditor Agreement.

The Acceding Debtor

[Executed as a Deed
By: [Full name of Acceding Debtor]	}
Director

}
Director/Secretary]

or

[Executed as a Deed
By: [Full name of Acceding Debtor]	}
Signature of Director

}
Name of Director

In the presence of:

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness]:

Address for notices:

Address:

Fax:

The Intercreditor Agent
[Full name of current Intercreditor Agent]

By:

Date:

The Common Security Agent
[Full name of current Common Security Agent]

By:

Date:

Schedule 2

Form of Creditor/Creditor Representative Accession Undertaking

To:	[Insert full name of current Intercreditor Agent] for itself and each of the other parties to the Intercreditor Agreement referred to below.

From:[Acceding Creditor]

This Undertaking is made on [date] by [insert full name of new Credit Facility Lender/Pari Passu Lender/Hedge Counterparty/Creditor Representative/Credit Facility Arranger/Pari Passu Arranger/Intra-Group Lender/Subordinated Creditor/Bondco] (the “Acceding Credit Facility Lender/Pari Passu Lender/Hedge Counterparty/Creditor Representative/Credit Facility Arranger/Pari Passu Arranger/Intra-Group Lender/Subordinated Creditor/Bondco”) in relation to the intercreditor agreement (the “Intercreditor Agreement”) dated 1 December 2016 between, among others, Studio City Investments Limited as parent, Studio City Company Limited as company, Industrial and Commercial Bank of China (Macau) Limited as common security agent, DB Trustees (Hong Kong) Limited as intercreditor agent, the other Creditors and the other Debtors (each as defined in the Intercreditor Agreement) (as amended and restated from time to time). Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Undertaking, bear the same meanings when used in this Undertaking.

In consideration of the Acceding [Credit Facility Lender/Pari Passu Lender/Hedge Counterparty/Creditor Representative/Credit Facility Arranger/Pari Passu Arranger/Intra-Group Lender/Subordinated Creditor/Bondco] being accepted as a [Credit Facility Lender/Pari Passu Lender/Hedge Counterparty/Creditor Representative/Credit Facility Arranger/Pari Passu Arranger/Intra-Group Lender/Subordinated Creditor/Bondco] for the purposes of the Intercreditor Agreement, the Acceding [Credit Facility Lender/Pari Passu Lender/Hedge Counterparty/Creditor Representative/Credit Facility Arranger/Pari Passu Arranger/Intra-Group Lender/Subordinated Creditor/Bondco] confirms that, as from [date], it intends to be party to the Intercreditor Agreement as a [Credit Facility Lender/Pari Passu Lender/Hedge Counterparty/Creditor Representative/Credit Facility Arranger/Pari Passu Arranger/Intra-Group Lender/Subordinated Creditor/Bondco] and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a [Credit Facility Lender/Pari Passu Lender/Hedge Counterparty/Creditor Representative/Credit Facility Arranger/Pari Passu Arranger/Intra- Group Lender/Subordinated Creditor/Bondco] and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

[The Acceding Lender is an Affiliate of a Credit Facility Lender and has become a provider of an Ancillary Facility. In consideration of the Acceding Lender being accepted as an Ancillary Lender for the purposes of [insert detail of the relevant Credit Facility Agreement], the Acceding Lender confirms, for the benefit of the parties to that Credit Facility Agreement, that, as from [date], it intends to be party to that Credit Facility Agreement as an Ancillary Lender, and undertakes to perform all the obligations expressed in that Credit Facility Agreement to be assumed by a Finance Party (as defined in that Credit Facility Agreement) and agrees that it shall be bound by all the provisions of that Credit Facility Agreement, as if it had been an original party to that Credit Facility Agreement as an Ancillary Lender.]**

[The Acceding Hedge Counterparty has become a provider of hedging arrangements to the Company. In consideration of the Acceding Hedge Counterparty being accepted as a Hedge Counterparty for the purposes of [insert detail of the relevant Credit Facility Agreement], the Acceding Hedge Counterparty confirms, for the benefit of the parties to that Credit Facility Agreement, that, as from [date], it intends to be party to that Credit Facility Agreement as a Hedge Counterparty, and undertakes to perform all the obligations expressed in that Credit Facility Agreement to be assumed by a Hedge Counterparty and agrees that it shall be bound by all the provisions of that Credit Facility Agreement, as if it had been an original party to that Credit Facility Agreement as a Hedge Counterparty.]***

**

Include only in the case of an Ancillary Lender which is an Affiliate of a Credit Facility Lender which is using this undertaking to accede to the relevant Credit Facility Agreement in accordance with paragraph (c) of Clause 25.14 (Creditor/Creditor Representative Accession Undertaking).

This Undertaking and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with English law.

This Undertaking has been entered into on the date stated above [and is executed as a deed by the Acceding Creditor, if it is acceding as an Intra-Group Lender [or an Investor] and is delivered on the date stated above].

Acceding [Creditor]
Executed as a Deed
[insert full name of Acceding Creditor]	}
By:
Address:
Fax:

Accepted by the Intercreditor Agent	[Accepted by the [2016]//[Additional] Credit Facility Agent

for and on behalf of
[Insert full name of current Intercreditor Agent]	for and on behalf of
[Insert full name of current relevant Credit Facility Agent]

Date:	Date:]****

***

Include only in the case of a Hedge Counterparty which is using this undertaking to accede to the Credit Facility Agreement in accordance with paragraph (c) of Clause 25.14 (Creditor/Creditor Representative Accession Undertaking).

****

Include only in the case of (a) a Hedge Counterparty or (b) an Ancillary Lender which is an Affiliate of a Credit Facility Lender which is using this undertaking to accede to the relevant Credit Facility Agreement.

Schedule 3

Form of Debtor Resignation Request

To:	[•] as Intercreditor Agent

From: [resigning	Debtor] and Studio City Investments Limited

Dated:

Dear Sirs

Studio City Investments Limited—Intercreditor Agreement

dated 1 December 2016 (as amended and restated from time to time) (the “Intercreditor

Agreement”)

1.

We refer to the Intercreditor Agreement. This is a Debtor Resignation Request. Terms defined in the Intercreditor Agreement have the same meaning in this Debtor Resignation Request unless given a different meaning in this Debtor Resignation Request.

2.	Pursuant to Clause 25.17 (Resignation of a Debtor) of the Intercreditor Agreement we request that [resigning Debtor] be released from its obligations as a Debtor under the Intercreditor Agreement.

3.	We confirm that:

(a)	no Event of Default is continuing or would result from the acceptance of this request; and

(b)	[resigning Debtor] is under no actual or contingent obligations in respect of the Intra-Group Liabilities.

4.	This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with English law.

Studio City Investments Limited

}
By:

[Resigning Debtor]

}
By:

Schedule 4

Transaction Security Documents

1.	English law share charges

(a)	The charge over all present and future shares of Studio City Company Limited held by Studio City Investments Limited, granted by Studio City Investments Limited dated 26 November 2013.

(b)	The charge over all present and future shares of Studio City Holdings Two Limited held by Studio City Company Limited, granted by Studio City Company Limited dated 26 November 2013.

(c)	The charge over all present and future shares in Studio City Holdings Three Limited held by Studio City Holdings Two Limited, granted by Studio City Holdings Two Limited dated 26 November 2013.

(d)	The charge over all present and future shares in Studio City Holdings Four Limited held by Studio City Holdings Two Limited, granted by Studio City Holdings Two Limited dated 26 November 2013.

(e)	The charge over all present and future shares in SCP Holdings Limited held by Studio City Holdings Two Limited, granted by Studio City Holdings Two Limited dated 26 November 2013.

(f)	The charge over all present and future shares in SCIP Holdings Limited held by Studio City Holdings Two Limited, granted by Studio City Holdings Two Limited dated 26 November 2013.

(g)	The charge over all present and future shares in SCP One Limited held by SCP Holdings Limited, granted by SCP Holdings Limited dated 26 November 2013.

(h)	The charge over all present and future shares in SCP Two Limited held by SCP Holdings Limited, granted by SCP Holdings Limited dated 26 November 2013.

(i)

The composite deed of confirmatory security dated on or about the date of this Agreement between Studio City Company Limited, Studio City Investments Limited, Studio City Holdings Two Limited, SCP Holdings Limited and the Common Security Agent with respect to the share charges (each as amended, novated, supplemented, extended, replaced or restated from time to time) as referred to in paragraphs (a) to (h) above.

2.	English law debentures

(a)

The debenture dated 26 November 2013 entered into between, among others, Studio City Company Limited, Studio City Investments Limited, Studio City Holdings Two Limited, Studio City Holdings Three Limited, Studio City Holdings Four Limited, Studio City Entertainment Limited, Studio City Hotels Limited, Studio City Services Limited, SCP Holdings Limited, SCP One Limited, SCP Two Limited, Studio City Hospitality and Services Limited, Studio City Retail Services Limited, Studio City Developments Limited and SCIP Holdings Limited and the Security Agent.

(b)

The deed of confirmatory security dated on or about the date of this Agreement between (among others) by Studio City Company Limited, Studio City Investments Limited, Studio City Holdings Two Limited, Studio City Holdings Three Limited, Studio City Holdings Four Limited, Studio City Entertainment Limited, Studio City Hotels Limited, Studio City Services Limited, SCP Holdings Limited, SCP One Limited, SCP Two Limited, Studio City Hospitality and Services Limited, Studio City Retail Services Limited, Studio City Developments Limited, SCIP Holdings Limited and the Common Security Agent with respect to the debenture as referred to in paragraph (a) above.

(c)	The debenture dated 18 September 2015 entered into between, among others, Studio City Holdings Five Limited and the Security Agent.

(d)

The deed of confirmatory security dated on or about the date of this Agreement between (among others) Studio City Holdings Five Limited and the Common Security Agent in respect of the debenture as referred to in paragraph (c) above.

3.	Hong Kong law account charge

(a)	The charge over certain accounts of Studio City Company Limited held in the Hong Kong SAR, granted by Studio City Company Limited dated 26 November 2013.

(b)	The charge over certain accounts of Studio City Investments Limited held in the Hong Kong SAR, granted by Studio City Investments Limited dated 26 November 2013.

(c)	The charge over certain accounts of Studio City Developments Limited held in the Hong Kong SAR, granted by Studio City Developments Limited dated 26 November 2013.

(d)	The charge over certain accounts of Studio City Entertainment Limited held in the Hong Kong SAR, granted by Studio City Entertainment Limited dated 26 November 2013.

(e)	The charge over certain accounts of Studio City Hotels Limited held in the Hong Kong SAR, granted by Studio City Hotels Limited dated 26 November 2013.

(f)	The charge over certain accounts of Studio City Services Limited held in the Hong Kong SAR, granted by Studio City Services Limited dated 26 November 2013.

(g)	The charge over certain accounts of Studio City Hospitality and Services Limited held in the Hong Kong SAR, granted by Studio City Hospitality and Services Limited dated 26 November 2013.

(h)	The charge over certain accounts of Studio City Retail Services Limited held in the Hong Kong SAR, granted by Studio City Retail Services Limited dated 26 November 2013.

(i)	The charge over certain accounts of SCIP Holdings Limited held in the Hong Kong SAR, granted by SCIP Holdings Limited dated 26 November 2013.

(j)

The composite deed of confirmatory security dated on or about the date of this Agreement between (among others) Studio City Company Limited, Studio City Investments Limited, Studio City Developments Limited, Studio City Entertainment Limited, Studio City Hotels Limited, Studio City Services Limited, Studio City Hospitality and Services Limited, Studio City Retail Services Limited and SCIP Holdings Limited and the Common Security Agent with respect to the charges over accounts (each as amended, novated, supplemented, extended, replaced or restated from time to time) as referred to in paragraphs (a) to (i) above.

4.	Macau law mortgage

(a)	The Mortgage;

(b)	Power of attorney dated 26 November 2013 granted by Studio City Developments Limited in favour of the Common Security Agent, supplementing the Mortgage;

(c)

Livrança dated 26 November 2013 issued by Studio City Company Limited to the Common Security Agent, endorsed by Studio City Investments Limited, Studio City Holdings Two Limited, Studio City Holdings Three Limited, Studio City Holdings Four Limited, Studio City Entertainment Limited, Studio City Services Limited, Studio City Hotels Limited, SCP Holdings Limited, Studio City Hospitality and Services Limited, SCP One Limited, SCP Two Limited, Studio City Developments Limited, Studio City Retail Services Limited and SCIP Holdings Limited; and

(d)

Livrança covering letter dated 26 November 2013 between Studio City Company Limited and the Common Security Agent, acknowledged by Studio City Investments Limited, Studio City Holdings Two Limited, Studio City Holdings Three Limited, Studio City Holdings Four Limited, Studio City Entertainment Limited, Studio City Services Limited, Studio City Hotels Limited, SCP Holdings Limited, Studio City Hospitality and Services Limited, SCP One Limited, SCP Two Limited, Studio City Developments Limited, Studio City Retail Services Limited and SCIP Holdings Limited.

5.	Macau law floating charges

(a)	Floating charge dated 26 November 2013 between Studio City Developments Limited and the Common Security Agent;

(b)	Floating charge dated 26 November 2013 between Studio City Retail Services Limited and the Common Security Agent;

(c)	Floating charge dated 26 November 2013 between Studio City Hotels Limited and the Common Security Agent;

(d)	Floating charge dated 26 November 2013 between Studio City Hospitality and Services Limited and the Common Security Agent;

(e)	Floating charge dated 26 November 2013 between Studio City Services Limited and the Common Security Agent; and

(f)	Floating charge dated 26 November 2013 between Studio City Entertainment Limited and the Common Security Agent.

6.	Macau law share pledges

(a)

Share pledge agreement with respect to shares of Studio City Services Limited dated 26 November 2013 between Studio City Company Limited as first pledgor, Studio City Holdings Two Limited as second pledgor, the Common Security Agent and Studio City Services Limited as company;

(b)

Share pledge agreement with respect to shares of Studio City Hospitality and Services Limited dated 26 November 2013 between Studio City Services Limited as pledgor, the Common Security Agent and Studio City Hospitality and Services Limited as company;

(c)

Share pledge agreement with respect to shares of Studio City Retail Services Limited dated 26 November 2013 between Studio City Services Limited as first pledgor, Studio City Hospitality and Services Limited as second pledgor, the Common Security Agent and Studio City Retail Services Limited as company;

(d)

Share pledge agreement with respect to shares of Studio City Developments Limited dated 26 November 2013 between SCP One Limited as first pledgor, SCP Two Limited as second pledgor, SCP Holdings Limited as third pledgor, the Common Security Agent and Studio City Developments Limited as company;

(e)

Share pledge agreement with respect to shares of Studio City Entertainment Limited dated 26 November 2013 between Studio City Holdings Three Limited as first pledgor, Studio City Holdings Four Limited as second pledgor, the Common Security Agent and Studio City Entertainment Limited as company; and

(f)

Share pledge agreement with respect to shares of Studio City Hotels Limited dated 26 November 2013 between Studio City Holdings Three Limited as first pledgor, Studio City Holdings Four Limited as second pledgor, the Common Security Agent and Studio City Hotels Limited as company.

7.	Macau law Golden Share pledges

(a)

Studio City Developments Limited Golden Share share pledge dated 18 September 2015, entered into between Studio City Holdings Five Limited as pledgor, Studio City Developments Limited as company and the Common Security Agent;

(b)

Studio City Entertainment Limited Golden Share share pledge dated 18 September 2015, entered into between Studio City Holdings Five Limited as pledgor, Studio City Entertainment Limited as company and the Common Security Agent; and

(c)

Studio City Hotels Limited Golden Share share pledge dated 18 September 2015, entered into between Studio City Holdings Five Limited as pledgor, Studio City Hotels Limited as company and the Common Security Agent.

8.	Macau law Services and Right to Use Agreement and Reimbursement Agreement security documents

(a)	Assignment of the Services and Right to Use Agreement dated 26 November 2013 between Studio City Entertainment Limited and the Common Security Agent;

(b)	Assignment of the Reimbursement Agreement dated 26 November 2013 between Studio City Entertainment Limited and the Common Security Agent; and

(c)	The Services and Right to Use Direct Agreement.

9.	Macau law pledge over Services and Right to Use Agreement accounts and trust account

Pledge over accounts dated 26 November 2013 in respect of (a) accounts established in accordance with the Services and Right to Use Agreement and (b) the trust account, granted by Melco Crown (Macau) Limited (as it was then), Studio City Entertainment Limited and the Common Security Agent.

10.	Macau law power of attorney with regard to preference right agreements over shares, over land and over enterprises

Power of attorney dated 18 September 2015 issued by Studio City Holdings Five Limited in favour of the Common Security Agent with regard to preference right agreements over shares, over land and over enterprises.

11.	Macau law powers of attorney to amend articles of association

(a)	Power of attorney dated 18 September 2015 issued by Studio City Holdings Five Limited in favour of the Common Security Agent to amend Studio City Developments Limited articles of association;

(b)	Power of attorney dated 18 September 2015 issued by Studio City Holdings Five Limited in favour of the Common Security Agent to amend Studio City Entertainment Limited articles of association;

(c)	Power of attorney dated 18 September 2015 issued by Studio City Holdings Five Limited in favour of the Common Security Agent to amend Studio City Hotels Limited articles of association;

(d)	Power of attorney dated 18 September 2015 issued by SCP Holdings Limited in favour of the Common Security Agent to amend Studio City Developments Limited;

(e)	Power of attorney dated 18 September 2015 issued by SCP One Limited in favour of the Common Security Agent to amend Studio City Developments Limited articles of association;

(f)	Power of attorney dated 18 September 2015 issued by SCP Two Limited in favour of the Common Security Agent to amend Studio City Developments Limited articles of association;

(g)	Power of attorney dated 18 September 2015 issued by Studio City Holdings Three Limited in favour of the Common Security Agent to amend Studio City Entertainment Limited articles of association;

(h)	Power of attorney dated 18 September 2015 issued by Studio City Holdings Three Limited in favour of the Common Security Agent to amend Studio City Hotels Limited articles of association;

(i)	Power of attorney dated 18 September 2015 issued by Studio City Holdings Four Limited in favour of the Common Security Agent to amend Studio City Entertainment Limited articles of association; and

(j)	Power of attorney dated 18 September 2015 issued by Studio City Holdings Four Limited in favour of the Common Security Agent to amend Studio City Hotels Limited articles of association.

12.	Macau law assignments of leases and right to use agreements

(a)	Assignment of leases and right to use agreements dated 26 November 2013 between Studio City Developments Limited and the Common Security Agent;

(b)	Assignment of leases and right to use agreements dated 26 November 2013 between Studio City Entertainment Limited and the Common Security Agent;

(c)	Assignment of leases and right to use agreements dated 26 November 2013 between Studio City Hotels Limited and the Common Security Agent;

(d)	Assignment of leases and right to use agreements dated 26 November 2013 between Studio City Services Limited and the Common Security Agent;

(e)	Assignment of leases and right to use agreements dated 26 November 2013 between Studio City Hospitality and Services Limited and the Common Security Agent; and

(f)	Assignment of leases and right to use agreements dated 26 November 2013 between Studio City Retail Services Limited and the Common Security Agent.

13.	Macau law pledges over onshore accounts

(a)	Pledge over onshore accounts dated 26 November 2013 between Studio City Developments Limited and the Common Security Agent;

(b)	Pledge over onshore accounts dated 26 November 2013 between Studio City Entertainment Limited and the Common Security Agent;

(c)	Pledge over onshore accounts dated 26 November 2013 between Studio City Hotels Limited and the Common Security Agent;

(d)	Pledge over onshore accounts dated 26 November 2013 between Studio City Services Limited and the Common Security Agent;

(e)	Pledge over onshore accounts dated 26 November 2013 between Studio City Hospitality and Services Limited and the Common Security Agent;

(f)	Pledge over onshore accounts dated 26 November 2013 between Studio City Retail Services Limited and the Common Security Agent;

(g)	Pledge over onshore accounts dated 26 November 2013 between Studio City Company Limited and the Common Security Agent; and

(h)	Pledge over onshore accounts dated 26 November 2013 between SCIP Holdings Limited and the Common Security Agent.

14.	Macau law Rolled Loan Cash Collateral

Pledge over the Rolled Loan Cash Collateral Account dated 1 December 2016 (30 November 2016, New York time) between Studio City Company Limited and Bank of China Limited, Macau Branch.

15.	Macau law security amendments and confirmations

(a)	Confirmation of Studio City mortgage deed dated 1 December 2016 (30 November 2016, New York time) between Studio City Developments Limited and the Common Security Agent;

(b)

Composite confirmation of Macau security documents dated 1 December 2016 (30 November 2016, New York time) between Studio City Developments Limited, Studio City Retail Services Limited, Studio City Hotels Limited, Studio City Hospitality and Services Limited, Studio City Services Limited, Studio City Entertainment Limited, Studio City Company Limited, Studio City Investments Limited, SCIP Holdings Limited, SCP Holdings Limited, SCP One Limited, SCP Two Limited, Studio City Holdings Two Limited, Studio City Holdings Three Limited, Studio City Holdings Four Limited, Studio City Holdings Five Limited, Melco Crown (Macau) Limited (as it was then) and the Common Security Agent;

(c)

Composite amendment and confirmation of assignments of leases and right to use agreements dated 1 December 2016 (30 November 2016, New York time) between Studio City Developments Limited, Studio City Entertainment Limited, Studio City Hotels Limited, Studio City Services Limited, Studio City Hospitality and Services Limited, Studio City Retail Services Limited and the Common Security Agent;

(d)

Composite amendment and confirmation of pledges over onshore accounts dated 1 December 2016 (30 November 2016, New York time) between Studio City Developments Limited, Studio City Entertainment Limited, Studio City Hotels Limited, Studio City Services Limited, Studio City Hospitality and Services Limited, Studio City Retail Services Limited, Studio City Company Limited, SCIP Holdings Limited and the Common Security Agent;

(e)

A third composite deed of confirmatory security dated on or about the date of the 2022 ICA Amendment and Restatement Agreement between Studio City Developments Limited, Studio City Retail Services Limited, Studio City Hotels Limited, Studio City Hospitality And Services Limited, Studio City Services Limited, Studio City Entertainment Limited, Studio City Company Limited, Studio City Investments Limited, SCIP Holdings Limited, SCP Holdings Limited, SCP One Limited, SCP Two Limited, Studio City Holdings Two Limited, Studio City Holdings Three Limited, Studio City Holdings Four Limited, Studio City Holdings Five Limited and the Common Security Agent with respect to the mortgage, floating charges, share pledges, golden pledges, power of attorneys, assignments of leases and right to use agreements (each as amended, novated, supplemented, extended, replaced or restated from time to time) as referred to in sections 4-7, 10-12 above;

(f)

A third composite deed of confirmatory security dated on or about the date of the 2022 ICA Amendment and Restatement Agreement between Studio City Developments Limited, Studio City Hotels Limited, Studio City Entertainment Limited, Studio City Company Limited, Studio City Holdings Five Limited, Melco Resorts (Macau) Limited and the Common Security Agent with respect to the Services and Right to Use Agreement and Reimbursement Agreement security documents, pledge over Services and Right to Use Agreement accounts and trust account (each as amended, novated, supplemented, extended, replaced or restated from time to time) as referred to in sections 8 and 9 above; and

(g)

A third confirmation of pledge over onshore accounts dated on or about the date of the 2022 ICA Amendment and Restatement Agreement between, Melco Resorts (Macau) Limited, Studio City Entertainment Limited and the Common Security Agent with respect to the pledge over accounts (each as amended, novated, supplemented, extended, replaced or restated from time to time) as referred to in section 13 above.

Schedule 5

Continuing Documents

Part 1

Definitions and clauses

1.	In the case of the Continuing Macau Floating Charges:

(a)

the words and expressions listed in section 1 of Part 2 (Reserved meanings) of this Schedule 5 shall be treated for the purposes of the Continuing Macau Floating Charges as having the meanings set out in that section (as if set out in the 2016 Credit Facility Agreement);

(b)

references in the Continuing Macau Floating Charges to clause 29.23 (Winding up of trust) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Floating Charges as references to Clause 21.25 (Winding up of trust) of this Agreement, where this agreement has been restated;

(c)

references in the Continuing Macau Floating Charges to clause 34.4 (Disposals by Obligors) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Floating Charges as references to Clause 16.2 (Facilitation of Non-Distressed Disposals) of this Agreement, where this agreement has been restated;

(d)

references in the Continuing Macau Floating Charges to clause 37 (Application of Proceeds) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Floating Charges as references to Clause 19 (Application of proceeds) of this Agreement, where this agreement has been restated; and

(e)

references in the Continuing Macau Floating Charges to clause 39 (Notices) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Floating Charges as references to Clause 29 (Notices) of this Agreement, where this agreement has been restated.

2.	In the case of the Continuing Macau Accounts Pledges:

(a)

the words and expressions listed in section 1 of Part 2 (Reserved meanings) of this Schedule 5 shall be treated for the purposes of the Continuing Macau Accounts Pledges as having the meanings set out in that section (as if set out in the 2016 Credit Facility Agreement); and

(b)

references in the Continuing Macau Accounts Pledges to clause 37 (Application of Proceeds) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Accounts Pledges as references to Clause 19 (Application of proceeds) of this Agreement, where this agreement has been restated.

3.	In the case of the Continuing Macau Share Pledges:

(a)

the words and expressions listed in section 1 of Part 2 (Reserved meanings) of this Schedule 5 shall be treated for the purposes of the Continuing Macau Share Pledges as having the meanings set out in that section (as if set out in the 2016 Credit Facility Agreement) and the words and expressions listed in section 2 of Part 2 (Reserved meanings) of this Schedule 5 shall be given the meanings set out in that section (as if set out in the 2016 Credit Facility Agreement) in such Continuing Macau Share Pledges;

(b)

clause 2.4 (Restriction on Security Agent) of each Continuing Macau Share Pledge entered into by Studio City Holdings Five Limited shall be read and construed for the purposes of such Continuing Macau Share Pledge as set out in section 2 of Part 2 (Reserved meanings) of this Schedule 5;

(c)

references in the Continuing Macau Share Pledges to clause 12.3 (Default interest) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Share Pledges as references to Clause 26.5 (Interest on demand) of this Agreement, where this agreement has been restated;

(d)

references in the Continuing Macau Share Pledges to clause 29.23 (Winding up of trust) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Share Pledges as references to Clause 21.25 (Winding up of trust) of this Agreement, where this agreement has been restated;

(e)

references in the Continuing Macau Share Pledges to clause 34.4 (Disposals by Obligors) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Share Pledges as references to Clause 16.2 (Facilitation of Non-Distressed Disposals) of this Agreement, where this agreement has been restated;

(f)

references in the Continuing Macau Share Pledges to clause 37 (Application of Proceeds) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Share Pledges as references to Clause 19 (Application of proceeds) of this Agreement, where this agreement has been restated; and

(g)

references in the Continuing Macau Share Pledges to clause 39 (Notices) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Share Pledges as references to Clause 29 (Notices) of this Agreement, where this agreement has been restated.

4.	In the case of the Continuing Macau Mortgage:

(a)

the words and expressions listed in section 1 of Part 2 (Reserved meanings) of this Schedule 5 shall be treated for the purposes of the Continuing Macau Mortgage as having the meanings set out in that section (as if set out in the 2016 Credit Facility Agreement);

(b)

references in the Continuing Macau Mortgage to clause 29.23 (Winding up of trust) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Mortgage as references to Clause 21.25 (Winding up of trust) of this Agreement, where this agreement has been restated; and

(c)

references in the Continuing Macau Mortgage to clause 37 (Application of Proceeds) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Mortgage as references to Clause 19 (Application of proceeds) of this Agreement, where this agreement has been restated.

5.	In the case of the Continuing Macau Onshore Accounts Pledges:

(a)

the words and expressions listed in section 1 of Part 2 (Reserved meanings) of this Schedule 5 shall be treated for the purposes of the Continuing Macau Onshore Accounts Pledges as having the meanings set out in that section (as if set out in the 2016 Credit Facility Agreement);

(b)

references in the Continuing Macau Onshore Accounts Pledges to clause 29.23 (Winding up of trust) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Onshore Account Pledges as references to Clause 21.25 (Winding up of trust) of this Agreement, where this agreement has been restated;

(c)

references in the Continuing Macau Onshore Accounts Pledges to clause 34.4 (Disposals by obligors) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Onshore Account Pledges as references to Clause 16.2 (Facilitation of Non-Distressed Disposals) of this Agreement, where this agreement has been restated;

(d)

references in the Continuing Macau Onshore Accounts Pledges to clause 37 (Applications of proceeds) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Onshore Account Pledges as references to Clause 19 (Application of proceeds) of this Agreement, where this agreement has been restated; and

(e)

references in the Continuing Macau Onshore Accounts Pledges to clause 39 (Notices) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Onshore Accounts Pledges as references to Clause 29 (Notices) of this Agreement, where this agreement has been restated.

6.	In the case of the Continuing Macau Assignments:

(a)

the words and expressions listed in section 1 of Part 2 (Reserved meanings) of this Schedule 5 shall be treated for the purposes of the Continuing Macau Assignments as having the meanings set out in that section (as if set out in the 2016 Credit Facility Agreement);

(b)

references in the Continuing Macau Assignments to clause 29.23 (Winding up of trust) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Assignments as references to Clause 21.25 (Winding up of trust) of this Agreement, where this agreement has been restated;

(c)

references in the Continuing Macau Assignments to clause 34.4 (Disposals by obligors) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Assignments as references to Clause 16.2 (Facilitation of Non-Distressed Disposals) of this Agreement, where this agreement has been restated;

(d)

references in the Continuing Macau Assignments to clause 37 (Application of proceeds) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Assignments as references to Clause 19 (Application of proceeds) of this Agreement, where this agreement has been restated; and

(e)

references in the Continuing Macau Assignments to clause 39 (Notices) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Continuing Macau Assignments as references to Clause 29 (Notices) of this Agreement, where this agreement has been restated.

7.	In the case of the Continuing English Share Charges:

(a)

the words and expressions listed in section 3 of Part 2 (Reserved meanings) of this Schedule 5 shall have the corresponding meanings in the Continuing English Share Charges as set out in that section (as if set out in the 2016 Credit Facility Agreement);

(b)

references in the Continuing English Share Charges to the first day of each Interest Period include references to the first day of any interest period that applies under any Pari Passu Facility Agreement;

(c)

references in the Continuing English Share Charges to the provisions of the 2016 Credit Facility Agreement for the assignment of the Common Security Agent’s rights and transfer of the Common Security Agent’s obligations shall be references to the corresponding provisions in this Agreement, where these agreements have been restated;

(d)	it is acknowledged that none of the Secured Parties has or shall have any obligations under the Continuing English Share Charges;

(e)

references in the Continuing English Share Charges to clause 12.3 (Default interest) of the 2016 Credit Facility Agreement shall be references to Clause 26.5 (Interest on demand) of this Agreement, where this agreement has been restated;

(f)

references in the Continuing English Share Charges to clause 29.23 (Winding up of trust) of the 2016 Credit Facility Agreement shall be references to Clause 21.25 (Winding up of trust) of this Agreement, where this agreement has been restated;

(g)

references in the Continuing English Share Charges to clause 34.4 (Disposals by Obligors) of the 2016 Credit Facility Agreement shall be references to Clause 16.2 (Facilitation of Non-Distressed Disposals) of this Agreement, where this agreement has been restated;

(h)

references in the Continuing English Share Charges to clause 37 (Application of Proceeds) of the 2016 Credit Facility Agreement shall be references to Clause 19 (Application of proceeds) of this Agreement, where this agreement has been restated;

(i)

references in the Continuing English Share Charges to clause 39 (Notices) of the 2016 Credit Facility Agreement shall be references to Clause 29 (Notices) of this Agreement, where this agreement has been restated; and

(j)

references in the Continuing English Share Charges to paragraph 3.31 (Further assurance) of schedule 6 (Covenants) of the 2016 Credit Facility Agreement shall be references to Clause 21.30 (Further assurance) of this Agreement, where this agreement has been restated.

8.	In the case of the Continuing English Debenture (General):

(a)

the words and expressions listed in section 4 of Part 2 (Reserved meanings) of this Schedule 5 shall have the corresponding meanings in the Continuing English Debenture (General) as set out in that section (as if set out in the 2016 Credit Facility Agreement);

(b)

references in the Continuing English Debenture (General) to the provisions of the 2016 Credit Facility Agreement for the assignment of the Common Security Agent’s rights and transfer of the Common Security Agent’s obligations shall be references to the corresponding provisions in this Agreement, where these agreements have been restated;

(c)

references in the Continuing English Debenture (General) to clause 12.3 (Default interest) of the 2016 Credit Facility Agreement shall be references to Clause 26.5 (Interest on demand) of this Agreement, where this agreement has been restated;

(d)

references in the Continuing English Debenture (General) to clause 29.23 (Winding up of trust) of the 2016 Credit Facility Agreement shall be references to Clause 21.25 (Winding up of trust) of this Agreement, where this agreement has been restated;

(e)

references in the Continuing English Debenture (General) to clause 34.4 (Disposals by Obligors) of the 2016 Credit Facility Agreement shall be references to Clause 16.2 (Facilitation of Non-Distressed Disposals) of this Agreement, where this agreement has been restated;

(f)

references in the Continuing English Debenture (General) to clause 37 (Application of Proceeds) of the 2016 Credit Facility Agreement shall be references to Clause 19 (Application of proceeds) of this Agreement, where this agreement has been restated;

(g)

references in the Continuing English Debenture (General) to clause 39 (Notices) of the 2016 Credit Facility Agreement shall be references to Clause 29 (Notices) of this Agreement, where this agreement has been restated;

(h)

references in the Continuing English Debenture (General) to paragraph 3.14 (Negative Pledge) of Schedule 6 (Covenants) of the 2016 Credit Facility Agreement shall be references to section 7 (Liens) of schedule 10 (Covenants) of the 2016 Credit Facility Agreement, any Equivalent Provision of any Additional Credit Facility Agreement or Pari Passu Facility Agreement and any Equivalent Provision of any Pari Passu Note Indenture corresponding to paragraphs section 4.12 (Liens) of the Senior Secured 2021 Note Indenture, where this agreement has (or would be) been variously restated; and

(i)

references in the Continuing English Debenture (General) to paragraph 3.31 (Further assurance) of schedule 6 (Covenants) of the 2016 Credit Facility Agreement shall be references to Clause 21.30 (Further assurance) of this Agreement, where this agreement has been restated.

9.	In the case of the Continuing English Debenture (SCH5):

(a)

the words and expressions listed in section 5 of Part 2 (Reserved meanings) of this Schedule 5 shall have the corresponding meanings in the Continuing English Debenture (SCH5) as set out in that section (as if set out in the 2016 Credit Facility Agreement);

(b)

references in the Continuing English Debenture (SCH5) to the provisions of the 2016 Credit Facility Agreement for the assignment of the Common Security Agent’s rights and transfer of the Common Security Agent’s obligations shall be references to the corresponding provisions in this Agreement, where these agreements have been restated;

(c)

references in the Continuing English Debenture (SCH5) to clause 12.3 (Default interest) of the 2016 Credit Facility Agreement shall be references to Clause 26.5 (Interest on demand) of this Agreement, where this agreement has been restated;

(d)

references in the Continuing English Debenture (SCH5) to clause 24.2 (Acceleration) of the 2016 Credit Facility Agreement shall be references to Clause 21.25 (Winding up of trust) of this Agreement, where this agreement has been restated;

(e)

references in the Continuing English Debenture (SCH5) to clause 29.23 (Winding up of trust) of the 2016 Credit Facility Agreement shall be references to Clause 21.25 (Winding up of trust) of this Agreement, where this agreement has been restated;

(f)

references in the Continuing English Debenture (SCH5) to clause 37 (Application of Proceeds) of the 2016 Credit Facility Agreement shall be references to Clause 19 (Application of proceeds) of this Agreement, where this agreement has been restated; and

(g)

references in the Continuing English Debenture (SCH5) to clause 39 (Notices) of the 2016 Credit Facility Agreement shall be references to Clause 29 (Notices) of this Agreement, where this agreement has been restated.

10.	In the case of the Continuing Hong Kong Accounts Charges:

(a)

the words and expressions listed in section 6 of Part 2 (Reserved meanings) of this Schedule 5 shall have the corresponding meanings in the Continuing Hong Kong Account Charges as set out in that section (as if set out in the 2016 Credit Facility Agreement);

(b)

references in the Continuing Hong Kong Accounts Charges to the provisions of the 2016 Credit Facility Agreement for the assignment of the Common Security Agent’s rights and transfer of the Common Security Agent’s obligations shall be references to the corresponding provisions in this Agreement, where these agreements have been restated;

(c)

references in the Continuing Hong Kong Accounts Charges to clause 29.23 (Winding up of trust) of the 2016 Credit Facility Agreement shall be references to Clause 21.25 (Winding up of trust) of this Agreement, where this agreement has been restated;

(d)

references in the Continuing Hong Kong Accounts Charges to clause 34.4 (Disposals by Obligors) of the 2016 Credit Facility Agreement shall be references to Clause 16.2 (Facilitation of Non-Distressed Disposals) of this Agreement, where this agreement has been restated;

(e)

references in the Continuing Hong Kong Accounts Charges to clause 37 (Application of Proceeds) of the 2016 Credit Facility Agreement shall be references to Clause 19 (Application of proceeds) of this Agreement, where this agreement has been restated;

(f)

references in the Continuing Hong Kong Accounts Charges to clause 39 (Notices) of the 2016 Credit Facility Agreement shall be references to Clause 29 (Notices) of this Agreement, where this agreement has been restated; and

(g)

references in the Continuing Hong Kong Accounts Charges to paragraph 3.31 (Further assurance) of schedule 6 (Covenants) of the 2016 Credit Facility Agreement shall be references to Clause 21.30 (Further assurance) of this Agreement, where this agreement has been restated.

11.

In the case of the Continuing English Powers of Attorney, references in the Continuing English Powers of Attorney to clause 29.23 (Winding up of trust) of the 2016 Credit Facility Agreement shall be references to Clause 21.25 (Winding up of trust) of this Agreement, where this agreement has been restated.

12.	In the case of the Services and Right to Use Direct Agreement:

(a)

(i) references to “Secured Obligations” in the Services and Right to Use Direct Agreement shall have the meaning given to that term in the original form of the 2016 Credit Facility Agreement and shall not have the meaning given to that term in any subsequently amended or amended and restated form of the 2016 Credit Facility Agreement and (ii) the terms “Outstanding Facility Debt” and “Asset Consideration” as used in the Services and Right to Use Direct Agreement shall be read and construed accordingly;

(b)

(i) references to “Secured Parties” in the Services and Right to Use Direct Agreement shall have the meaning given to that term in the original form of the 2016 Credit Facility Agreement and shall not have the meaning given to that term in any subsequently amended or amended and restated form of the 2016 Credit Facility Agreement, (ii) references to “Obligors” in the Services and Right to Use Direct Agreement shall have the meaning given to the term “Debtor” in this Agreement and (iii) references to “Grantors” in the Services and Right to Use Direct Agreement shall include the meaning given to the term “Security Provider” in this Agreement;

(c)

subject to paragraphs (a) and (b) above, the words and expressions listed in section 7 of Part 2 (Reserved meanings) of this Schedule 5 shall have the corresponding meanings in the Services and Right to Use Direct Agreement as set out in that section (as if set out in the 2016 Credit Facility Agreement);

(d)

references at clauses 3.2.10 (Consent and Acknowledgement of the Company) and 29.1.1 (Surviving Provisions) of the Services and Right to Use Direct Agreement to “a Change of Control Event of Default under paragraphs (c), (d) or (e) of the definition of Change of Control” shall be treated for the purposes of the Services and Right to Use Direct Agreement as references to paragraphs (2), (4), (5) and (6) of the definition of “Change of Control” in the original form of the 2016 Credit Facility Agreement, where these parameters have been restated;

(e)

references in the Services and Right to Use Direct Agreement to clause 29.23 (Winding up of trust) of the 2016 Credit Facility Agreement shall be references to Clause 21.25 (Winding up of trust) of this Agreement, where this agreement has been restated;

(f)

references at clause 5.6 (Reimbursement) of the Services and Right to Use Direct Agreement to clause 37.1 and clause 37.1(a) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Services and Right to Use Direct Agreement as references to Clause 19.1 (Order of application) of this Agreement and paragraph (b)(i) of Clause 19.1 (Order of application) of this Agreement (respectively), where these agreements have been restated;

(g)

references in the Services and Right to Use Direct Agreement to clause 44 (Confidentiality) of the 2016 Credit Facility Agreement shall be treated for the purposes of the Services and Right to Use Direct Agreement as references to clause 38 (Disclosure of information) of the 2016 Credit Facility Agreement, where this agreement has been restated;

(h)

references in the Services and Right to Use Direct Agreement to paragraphs (1)-(3) (each inclusive) of Section 11.08(c) of the High Yield Note Indenture shall include references to any equivalent provision that is similar in meaning and effect in any indenture (or other document or instrument) which relates to any Additional High Yield Notes, any Additional High Yield Note Refinancing and any High Yield Note Refinancing;

(i)

references in the Services and Right to Use Direct Agreement to rights under any Transaction Security Document being exercised by the Security Agent shall be treated for the purposes of the Services and Right to Use Direct Agreement as including the exercise by Bank of China Limited, Macau Branch of its rights under the Rolled Loan Cash Collateral; and

(j)

references in the in the Services and Right to Use Direct Agreement to paragraph 2 (Financial covenants) of schedule 6 (Covenants) to the 2016 Credit Facility Agreement shall have no meaning, such that any condition of compliance shall be considered satisfied (in recognition that the obligations of the Debtors under that covenant no longer apply).

Part 2

Reserved meanings

1.	For the purposes of each Continuing Macau Document, as applicable:

“Accounts” shall have no specified meaning and shall denote any account;

“Agent” means the Intercreditor Agent (as defined in the Intercreditor Agreement);

“Event of Default” has the meaning given to that term in the Intercreditor Agreement;

“Facilities”, whenever used in the Continuing Macau Mortgage or in the recitals of any other Continuing Macau Document (each as defined in the Intercreditor Agreement), has the meaning given to such term in this Agreement prior to its being amended and restated by the 2016 Amendment and Restatement Agreement;

“Finance Documents” means the Secured Obligations Documents;

“Lenders”, whenever used in the recital of such Continuing Macau Document (as defined in the Intercreditor Agreement), has the meaning given to such term in this Agreement prior to its being amended and restated by the 2016 Amendment and Restatement Agreement; and

“Major Project Documents” shall have no specified meaning.

2.	For the purposes of each Continuing Macau Share Pledge entered into by Studio City Holdings Five Limited pursuant to which any shares are pledged in Propco, SCE or Studio City Hotels Limited:

(a)	the following definitions shall apply:

“Intercreditor Agreement ” means the intercreditor agreement dated 1 December 2016 (November 30, 2016, New York time) entered into by, among others, Studio City Company Limited as the company, Studio City Investments Limited as the parent, DB Trustees (Hong Kong) Limited as intercreditor agent, DB Trustees (Hong Kong) Limited as intercreditor agent and Industrial and Commercial Bank of China (Macau) Limited as common security agent (as amended and restated from time to time); and

“Special Enforcement Notice” means a notice of enforcement action delivered by the Intercreditor Agent (as defined in the Intercreditor Agreement) or the Common Security Agent (as defined in the Intercreditor Agreement) to the Pledgor after receipt by the Intercreditor Agent (as defined in the Intercreditor Agreement) of an instruction from any Instructing Group (as defined in the Intercreditor Agreement):

(a)	stating that an Event of Default has occurred and is continuing;

(b)	stating that the conditions referred to in paragraphs (a) and (b) in clause 10 (Enforcement Conditions) have been satisfied; and

(c)	directing the Intercreditor Agent and/or the Common Security Agent (each as defined in the Intercreditor Agreement) to take such enforcement action, and which has not been withdrawn; and

(b)	clause 2.4 (Restriction on Security Agent) shall be read and construed as if it were set out in such Continuing Macau Share Pledge as follows:

Notwithstanding the terms of this Debenture or any Finance Document, no Secured Party shall take any step, in respect of the Secured Obligations, to initiate (or to join in initiating), in relation to the Pledgor and/or any of its assets:

(a)

any such proceeding (or an event which under any applicable laws of any jurisdiction, has an analogous effect to any such proceeding) as is referred to in paragraph (d) or (e) of the definition of Insolvency Event (as defined in the Services and Right to Use Direct Agreement) in respect of the Pledgor; or

(b)	in respect of any property that is not Charged Property, any execution, attachment or sequestration or similar legal process,

in each case subject to clause 11.2 (Non-petition) of the Services and Right to Use Direct Agreement.

3.	For the purposes of the Continuing English Share Charges:

“Agent” means the Intercreditor Agent (as defined in the Intercreditor Agreement);

“Finance Documents” means the Secured Obligations Documents;

“Finance Party” means each Secured Party; and

“Lender” means, where used in clause 4.2 (Charge) of each Continuing English Share Charge, each Credit Facility Lender and each Pari Passu Facility Lender.

4.	For the purposes of the Continuing English Debenture (General):

“Agent” means the Intercreditor Agent (as defined in the Intercreditor Agreement);

“Finance Documents” means the Secured Obligations Documents;

“Finance Party” means each Secured Party;

“Group Insured” has no specified meaning;

“Lender” means, where used in clause 5.4 (Further Advances) of each Continuing English Debenture, each Credit Facility Lender and each Pari Passu Facility Lender;

“Major Project Documents” has no specified meaning; and

“Pledge of Enterprise” has no specified meaning.

5.	For the purposes of the Continuing English Debenture (SCH5):

“Agent” means the Intercreditor Agent (as defined in the Intercreditor Agreement);

“Event of Default” has the meaning given to that term in the Intercreditor Agreement;

“Finance Documents” means the Secured Obligations Documents;

“Finance Party” means each Secured Party; and

“Lender” means, where used in clause 5.2 (Further Advances) of the Continuing English Debenture (SCH5), each Credit Facility Lender and each Pari Passu Facility Lender.

6.	For the purposes of the Hong Kong Accounts Charges:

“Finance Documents” means the Secured Obligations Documents;

“Finance Party” means each Secured Party; and

“Lender” means:

(a)

where used in clause 5.5 (Further Advances) of each Hong Kong Accounts Charge entered into by a member of the Group incorporated in the British Virgin Islands, each Credit Facility Lender and each Pari Passu Facility Lender; and

(b)

where used in clause 5.4 (Further Advances) of each Hong Kong Accounts Charge entered into by a member of the Group incorporated in the Macau SAR, each Credit Facility Lender and each Pari Passu Facility Lender.

7.	For the purposes of the Services and Right to Use Direct Agreement:

“Agent” means (i) for the purposes of clause 16.2.2 (Transfers by the Preference Holder of Preference Rights) of the Services and Right to Use Direct Agreement, the Common Security Agent and (ii) for all other purposes, the Agent;

“Debt Service Accrual Account” means each Pari Passu Notes Interest Accrual Account;

“Debt Service Reserve Account” means each Pari Passu Facility Debt Service Reserve Account;

“Direct Agreement” means the Services and Right to Use Direct Agreement.

“Equity” means:

(a)	New Shareholder Injections; and

(b)

any amount accrued in the Liquidity Account prior to the date of the 2016 Amendment and Restatement Effective Date or any other cash proceeds received by the Parent prior to the date of the 2016 Amendment and Restatement Effective Date that would constitute New Shareholder Injections if they had been received after the date of the 2016 Amendment and Restatement Effective Date.

“Event of Default”:

(a)

for the purpose of clause 13.7.1 (Transfers by Golden Shareholder) and clause 16.2.1 (Transfers by the Preference Holder of Preference Rights) of the Services and Right to Use Direct Agreement, has the meaning given to that term in the Intercreditor Agreement;

(b)

for the purpose of the definition of “Permitted Subordinated SCE Obligations” and “Permitted Subordinated IE Obligations” in the Services and Right to Use Direct Agreement, means an Event of Default under this Agreement;

(c)	for the purposes of the definition of “Funding Date” and clause 28.1.3 (Override) means an Event of Default under this Agreement;

(d)

for the purposes of clause 3.2.10 (Consent and Acknowledgement of the Company) and 29.1.1 (Surviving Provisions) of the Services and Right to Use Direct Agreement, shall be construed in accordance with paragraph 12(d) of Part 1 (Definitions and clauses) of this Schedule 5; and

(e)

for the purposes of the references to “Default” in clause 11.6.1 (Appointment of Realisation Adviser(s)) of the Services and Right to Use Direct Agreement, has the meaning given to that term in the Intercreditor Agreement.

“Excess Cashflow” means:

(a)

in relation to any period, cashflow generated for that period (before taking into account (i) any deductions for principal, interest payments or other debt service amounts; (ii) depositing of any amounts in any Debt Service Accrual Account or any Debt Service Reserve Account; and (iii) any Phase I maintenance capital expenditure) as specified in any cashflow statement in the consolidated financial statements of the Group; and

(b)	cashflow from any period prior to the date of the 2016 Amendment and Restatement Effective Date calculated on the same basis as in paragraph (a) above.

“Facilities” has the meaning given to such term in this Agreement prior to its being amended and restated by the 2016 Amendment and Restatement Agreement;

“Facilities Agreement” means (i) for the purpose of the requirements referred to in limb (a)(iii) of the definition of Permitted Subordinated IE Obligation and limb (a)(iii) of the definition of Permitted Subordinated SCE Obligation, the Secured Obligations Documents and (ii) for all other purposes, 2016 Credit Facility Agreement;

“Finance Documents” means the Secured Obligations Documents, provided that where the Services and Right to Use Direct Agreement refers to “permitted under the terms of the Finance Documents”, “permitted in accordance with the terms of the Finance Documents”, “permitted by the Finance Documents” and other like expressions, this shall be treated as a reference to “expressly permitted or not prohibited (as applicable) by each of the Facilities Agreement, any Additional Credit Facility Agreement (as defined in the Intercreditor Agreement, as defined in the Facilities Agreement), the Pari Passu Facility Agreements (as defined in the Intercreditor Agreement, as defined in the Facilities Agreement) (if any), the Pari Passu Note indentures (as defined in the Intercreditor Agreement, as defined in the Facilities Agreement) (if any) and the Intercreditor Agreement (as defined in the Facilities Agreement)”, or its equivalent in meaning in the given context;

“Finance Parties” means the Secured Parties (save where used in the recitals to, and clauses 18.2.2 and 18.2.4 (IE Subordination in Insolvency), clause 20.2.3 (Disclosure of Confidential Information), clause 29.1.3 (Surviving provisions) of the Services and Right to Use Direct Agreement, where such term shall mean the Finance Parties);

“Hedging Agreements” has the meaning given to it in the Intercreditor Agreement;

“Hedging Liabilities” has the meaning given to it in the Intercreditor Agreement;

“Lenders”:

(a)

for the purposes of the recitals to the Services and Right to Use Direct Agreement, has the meaning given to such term in this Agreement prior to its being amended and restated by the 2016 Amendment and Restatement Agreement; and

(b)

for the purposes of clause 10.1 (Information: Notices) of the Services and Right to Use Direct Agreement, means each Lender, each other Credit Facility Lender (as defined in the Intercreditor Agreement), each Pari Passu Facility Lender (as defined in the Intercreditor Agreement), each Pari Passu Note Trustee (as defined in the Intercreditor Agreement) and each Hedge Counterparty (as defined in the Intercreditor Agreement);

“Permitted Distributions” means amounts that could, at the time of such payment (and on a pro forma basis as if such payment were a Restricted Payment), be paid as a Restricted Payment in accordance with Section 2 (Limitation on Restricted Payments) of Schedule 10 (Covenants) of this Agreement pursuant to Clause 23.1 (Notes covenants) of this Agreement;

“Project” means the Property; and

“Repayment Instalment” shall have no specified meaning, such that any condition relating to its payment shall be treated as having been satisfied.

Schedule 6

Agreed Security Principles

1.	Considerations

1.1	The guarantees and Security to be provided in support of the Secured Obligations will be given in accordance with these Agreed Security Principles.

1.2

The overriding principle of these Agreed Security Principles is that the terms of any guarantee or any Transaction Security Document entered into after the date of this Agreement shall be no more onerous than the terms of the Transaction Security Documents that exist as at the date of this Agreement (the “Existing Transaction Security Documents”) and, where applicable, the Transaction Security Documents shall be substantially similar in scope and nature to the terms of any Existing Transaction Security Document.

1.3

In the event of a conflict between the terms of a Transaction Security Document and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall prevail and, in the event of a conflict between the terms of a Transaction Security Document and a Credit Facility Agreement or a Pari Passu Debt Document, the terms of that Credit Facility Agreement or that Pari Passu Debt Document shall prevail. Subject to these Agreed Security Principles and other than in respect of any Credit-Specific Transaction Security, the obligations to be secured by the Transaction Security are the Secured Obligations.

1.4

In relation to any guarantee and/or Transaction Security provided or to be provided pursuant to a Credit Facility Agreement or a Pari Passu Debt Document, such guarantee and/or Transaction Security shall:

(a)	not be required to be created or perfected to the extent that it would:

(i)

result in any breach of any legal or regulatory requirement beyond the control of any member of the Group (or, if applicable, the relevant Security Provider) or result in any breach of corporate benefit, financial assistance, fraudulent preference or thin capitalisation laws or regulations (or analogous restrictions) of any applicable jurisdiction;

(ii)	result in a significant risk to the officers of the relevant grantor of Security of contravention of their fiduciary duties and/or of civil or criminal liability; or

(iii)

require the consent of any shareholder (that is not wholly-owned directly or indirectly by the Parent or that is not SCH5) or would breach any restriction or provision contained in any joint venture agreement or shareholders’ agreement or require (other than agreements solely between members of the Group and/or Affiliates of members of the Group), provided that such restriction or provision was not included primarily so that such guarantee or Transaction Security would be exempted pursuant to this exception;

(b)	shall only be given (if at all) after taking into account:

(i)

the practicality and costs involved in taking or perfecting any such guarantee or Transaction Security and (in the case of Transaction Security) the extent to which such Transaction Security may be unduly burdensome on the relevant member of the Group or interfere with the operation of its business;

(ii)

the provisions of each Transaction Security Document will be limited to those obligations required by local law to create or maintain effective Transaction Security and will not impose commercial obligations;

(iii)	any adverse taxation implications for the Group as a whole;

(iv)

any such guarantee or Transaction Security and extent of its perfection will be agreed taking into account the costs to the Group of providing such guarantee or Transaction Security so as to ensure that it is proportionate to the benefit accruing to the Secured Parties and the principle that the Transaction Security granted in favour of the Secured Parties in respect of the Secured Obligations shall in its nature and scope remain substantially consistent with the Transaction Security created pursuant to the Existing Transaction Security Documents (and to the extent that such costs are disproportionate to the benefit accruing to the Secured Parties and such guarantee or Transaction Security is not required to satisfy such principle, such guarantee or Transaction Security or the extent of perfection shall not be given or made); and

(v)

any assets subject to any arrangements with third parties (which arrangements are permitted under the Secured Obligations Documents) which prevent those assets from being secured will be excluded from any Transaction Security and any Transaction Security Document, provided that reasonable endeavours for a period of 30 Business Days to obtain consent to the creation of Transaction Security over any such asset shall be used by the relevant Obligor or Group Member if such asset is material (and provided that if that Obligor or Group Member has used its reasonable endeavours but has not been able to obtain such consent, its obligation to obtain such consent shall cease on the expiry of that 30 Business Days period), and provided further that such arrangements with third parties were not entered into primarily so that such guarantee or Transaction Security would be exempted pursuant to this exception.

1.5

For the avoidance of doubt, in these Agreed Security Principles, “cost” includes, but is not limited to, income tax cost, registration taxes payable on the creation or enforcement or for the continuance of any Security, stamp duties, out-of-pocket expenses, and other fees and expenses directly incurred by the relevant grantor of Security or any of its direct or indirect owners, subsidiaries or Affiliates.

2.	Obligations to be Secured

2.1

Subject to 1 (Considerations) and to paragraph 2.2 below and other than in respect of any Credit-Specific Transaction Security, the obligations to be secured are the Secured Obligations and are to be granted in favour of the Common Security Agent on behalf of each of the Secured Parties.

2.2	The secured obligations will be limited:

(a)

to avoid any breach of corporate benefit, financial assistance, fraudulent preference, thin capitalisation rules or the laws or regulations (or analogous restrictions) of any applicable jurisdiction; and

(b)	to avoid any risk to officers of the relevant member of the Group that is granting Transaction Security of contravention of their fiduciary duties and/or civil or criminal or personal liability.

3.	General

The terms of any guarantee or any Transaction Security Document entered into after the date of this Agreement shall be in accordance with the following principles:

(a)	where appropriate, defined terms in this Agreement shall be incorporated by reference into each Transaction Security Document;

(b)	the parties to this Agreement agree to negotiate the form of each Transaction Security Document in good faith;

(c)	any guarantee is subject to any limitations relating to that Additional Debtor set out in any relevant Debtor Accession Deed;

(d)	the guarantees and Transaction Security shall only be enforceable upon or following the delivery of an Enforcement Notice to the relevant Debtor or Security Provider;

(e)

any representations, warranties or undertakings which are required to be included in any Transaction Security Document shall reflect (to the extent to which the subject matter of such representation, warranty and undertaking is the same as the corresponding representation, warranty and undertaking in this Agreement, the Credit Facility Documents and the Pari Passu Debt Documents) the commercial deal set out in this Agreement (save to the extent that Secured Parties’ local counsel deem it necessary to include any further provisions (or deviate from those contained in this Agreement, the Credit Facility Documents and the Pari Passu Debt Documents) in order to protect or preserve the Security granted to the Secured Parties) and will not impose additional commercial obligations;

(f)

unless otherwise required under applicable law for the creation or perfection of Transaction Security in accordance with these Agreed Security Principles, the Transaction Security Documents will not contain any repetition of provisions of this Agreement or of the Credit Facility Documents or the Pari Passu Debt Documents, such as notices, costs and expenses, indemnities, Tax gross up and distribution of proceeds (but may, in circumstances where that Transaction Security Document is to be registered, replicate certain covenants contained in this Agreement, the Credit Facility Documents or the Pari Passu Debt Documents where to do so would be in the interests of the Secured Parties); and

(g)

information, such as lists of assets (or classes or assets, if customary under local law), will be provided if, and only to the extent, required by local law to be provided in order to perfect or register the applicable Transaction Security and, when requested by the Common Security Agent (acting reasonably), shall be provided annually (unless required more frequently under local law) or, whilst an Event of Default is continuing, on the Common Security Agent’s reasonable request.

Schedule 7

Enforcement Principles

1.	In this Schedule 7:

“Enforcement Objective” means maximising, to the extent consistent with a prompt and expeditious realisation of value, the value realised from Enforcement.

“Fairness Opinion” means, in respect of any Enforcement, an opinion from a Financial Adviser that the proceeds received or recovered in connection with that Enforcement are fair from a financial point of view taking into account all relevant circumstances.

“Financial Adviser” means any:

(a)	independent, reputable, internationally recognised investment bank;

(b)	independent, internationally recognised accountancy firm; or

(c)

other independent, reputable, internationally recognised, third-party professional services firm which is regularly engaged in providing valuations of businesses or financial assets or, where applicable, advising on competitive sales processes.

2.	Any Enforcement of the Common Transaction Security shall be consistent with the Enforcement Objective and, if applicable, the Services and Right to Use Direct Agreement.

3.	If applicable, the Common Transaction Security will be enforced and other action as to Enforcement in respect of the Common Transaction Security will be taken such that either:

(a)

to the extent the Instructing Group is the Majority Super Senior Creditors and any Pari Passu Liabilities are outstanding, all proceeds of Enforcement are received by the Common Security Agent in cash for distribution in accordance with Clause 19 (Application of proceeds); or

(b)	to the extent the Instructing Group is the Majority Pari Passu Creditors, either:

(i)	all proceeds of enforcement are received by the Common Security Agent in cash for distribution in accordance with Clause 19 (Application of proceeds); or

(ii)

sufficient proceeds from Enforcement will be received by the Common Security Agent in cash to ensure that, when the proceeds are applied in accordance with Clause 19 (Application of proceeds), the Super Senior Discharge Date will occur (unless the Majority Super Senior Creditors agree otherwise).

4.	On:

(a)

a proposed Enforcement of the Common Transaction Security in relation to assets comprising Charged Property other than shares in a member of the Group over which Transaction Security exists, where the aggregate book value of such assets exceeds US$5,000,000 (or its equivalent in any other currency or currencies); or

(b)	a proposed Enforcement of the Common Transaction Security in relation to Charged Property comprising some or all of the shares in a member of the Group over which Transaction Security exists,

which, in either case, is not being effected through a public auction or court process, the Intercreditor Agent shall, if requested by the Majority Super Senior Creditors or the Majority Pari Passu Creditors, appoint a Financial Adviser to provide a Fairness Opinion in relation to that Enforcement, provided that the Intercreditor Agent shall not be required to appoint a Financial Adviser nor obtain a Fairness Opinion if a proposed Enforcement:

(i)	would result in the receipt of sufficient Enforcement Proceeds in cash by the Common Security Agent to ensure that, after application in accordance with Clause 19 (Application of proceeds):

(A)	in the case of an Enforcement requested by the Majority Super Senior Creditors, the Final Discharge Date would occur; or

(B)	in the case of an Enforcement requested by the Majority Pari Passu Creditors, the Super Senior Discharge Date would occur,

(ii)	is in accordance with any applicable law; and

(iii)	complies with Clause 17 (Distressed Disposals).

5.

The Intercreditor Agent shall be under no obligation to appoint a Financial Adviser or to seek the advice of a Financial Adviser unless expressly required to do so by this Schedule 7 or any other provision of this Agreement.

6.

In any public or private auction or other competitive sales process, each Pari Passu Creditor may, at its reasonable request, receive the same information, have the same access to management and have the same rights to participate, at the same time and on the same basis, as each other potential bidder in such process.

7.	The Fairness Opinion will be conclusive evidence that the Enforcement Objective has been met.

8.	The Common Security Agent shall be under no obligation to take any action that would be contrary to its agreements in the Services and Right to Use Direct Agreement.

Schedule 8

Form of Super Senior Hedging Certificate

To:	[•] as Intercreditor Agent

From:	[new Super Senior Hedge Counterparty]/[existing Super Senior Hedge Counterparty] and Studio City Investments Limited

Dated:

Dear Sirs

Studio City Investments Limited—Intercreditor Agreement

dated 1 December 2016 (as amended and restated from time to time) (the “Intercreditor

Agreement”)

1.	We refer to the Intercreditor Agreement. This is a Super Senior Hedging Certificate. Terms defined in the Intercreditor Agreement have the same meaning in this Super Senior Hedging Certificate.

2.

Pursuant to Clause 5.14 (Allocation of Super Senior Hedging Liabilities) of the Intercreditor Agreement we request that with effect from the date of your acknowledgement of this Super Senior Hedging Certificate:

(a)

[the Hedging Liabilities owed to [name of new Super Senior Hedge Counterparty] under [details of Hedging Agreement and/or trade confirmation or other equivalent documentation to be inserted] shall be designated and treated as Super Senior Hedging Liabilities with an Allocated Super Senior Hedging Amount equal to [insert amount in HKD][.][; and/or

(b)

the Hedging Liabilities owed to [name of existing Super Senior Hedge Counterparty] under [details of Hedging Agreement and/or trade confirmation or other equivalent documentation to be inserted] shall no longer be designated as Super Senior Hedging Liabilities and the corresponding Allocated Super Senior Hedging Amount of [insert amount in HKD] shall be released and be available for designation towards other Hedging Liabilities as Super Senior Hedging Liabilities under the Intercreditor Agreement.]

3.	This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with English law.

Studio City Investments Limited

}
By:

[Existing Super Senior Hedge Counterparty]

}
By:

[New Super Senior Hedge Counterparty]

}
By:

Acknowledged and accepted on [insert date]:

[Intercreditor Agent]

By:

Schedule 9

Hedge Counterparties’ guarantee and indemnity

1.	Guarantee

Each Debtor irrevocably and unconditionally jointly and severally:

(a)	guarantees to each Hedge Counterparty punctual performance by each other Debtor of all that Debtor’s obligations under the Hedging Agreements;

(b)

undertakes with each Hedge Counterparty that whenever another Debtor does not pay any amount when due under or in connection with any Hedging Agreement, that Debtor shall immediately on demand pay that amount as if it was the principal Debtor; and

(c)

agrees with each Hedge Counterparty that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Hedge Counterparty immediately on demand against any cost, loss or liability it incurs as a result of a Debtor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Hedging Agreement on the date when it would have been due. The amount payable by a Debtor under this indemnity will not exceed the amount it would have had to pay under this Schedule 9 if the amount claimed had been recoverable on the basis of a guarantee.

2.	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Debtor under the Hedging Agreements, regardless of any intermediate payment or discharge in whole or in part.

3.	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Debtor or any security for those obligations or otherwise) is made by a Hedge Counterparty in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Debtor under this Schedule 9 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

4.	Waiver of defences

The obligations of each Debtor under this Schedule 9 will not be affected by an act, omission, matter or thing which, but for this Schedule 9, would reduce, release or prejudice any of its obligations under this Schedule 9 (without limitation and whether or not known to it or any Hedge Counterparty) including:

(a)	any time, waiver or consent granted to, or composition with, any Debtor or other person;

(b)	the release of any other Debtor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Debtor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Debtor or any other person;

(e)

any amendment, novation, supplement, extension restatement (however fundamental and whether or not more onerous) or replacement of a Hedging Agreement or any other document or security including, without limitation, any change in the purpose of, any extension of or increase in any hedging arrangements or the addition of any new hedging arrangements under any Hedging Agreement or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Hedging Agreement or any other document or security; or

(g)	any insolvency or similar proceedings.

5.	Debtor intent

Without prejudice to the generality of paragraph 4 (Waiver of defences), each Debtor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Hedging Agreements and/or any hedging made available for the purposes of or in connection with any of the following: business acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

6.	Immediate recourse

Each Debtor waives any right it may have of first requiring any Hedge Counterparty (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Debtor under this Schedule 9. This waiver applies irrespective of any law or any provision of a Hedging Agreement to the contrary.

7.	Appropriations

Until all amounts which may be or become payable by the Debtors under or in connection with the Hedging Agreements have been irrevocably paid in full, each Hedge Counterparty (or any trustee or agent on its behalf) may:

(a)

refrain from applying or enforcing any other moneys, security or rights held or received by that Hedge Counterparty (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Debtor shall be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from any Debtor or on account of any Debtor’s liability under this Schedule 9.

8.	Deferral of Debtors’ rights

Until all amounts which may be or become payable by the Debtors under or in connection with the Hedging Agreements have been irrevocably paid in full, no Debtor will exercise any rights which it may have by reason of performance by it of its obligations under the Hedging Agreements or by reason of any amount being payable, or liability arising, under this Schedule 9:

(a)	to be indemnified by a Debtor;

(b)	to claim any contribution from any other guarantor of any Debtor’s obligations under the Hedging Agreements;

(c)

to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Hedge Counterparties under the Hedging Agreements or of any other guarantee or security taken pursuant to, or in connection with, the Hedging Agreements by any Hedge Counterparty;

(d)

to bring legal or other proceedings for an order requiring any Debtor to make any payment, or perform any obligation, in respect of which any Debtor has given a guarantee, undertaking or indemnity under paragraph 1 (Guarantee);

(e)	to exercise any right of set-off against any Debtor; and/or

(f)	to claim or prove as a creditor of any Debtor in competition with any Hedge Counterparty.

If a Debtor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Hedge Counterparties by the Debtors under or in connection with the Hedging Agreements to be repaid in full on trust for the Hedge Counterparties and shall promptly pay or transfer the same to the Relevant Hedge Counterparty.

9.	Release of Debtors’ right of contribution

If any Debtor (a “Retiring Debtor”) ceases to be a Debtor in accordance with the terms of the Hedging Agreements for the purpose of any sale or other disposal of that Retiring Debtor then on the date such Retiring Debtor ceases to be a Debtor:

(a)

that Retiring Debtor is released by each other Debtor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Debtor arising by reason of the performance by any other Debtor of its obligations under the Hedging Agreements; and

(b)

each other Debtor waives any rights it may have by reason of the performance of its obligations under the Hedging Agreements to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Hedge Counterparties under any Hedging Agreement or of any other security taken pursuant to, or in connection with, any Hedging Agreement where such rights or security are granted by or in relation to the assets of the Retiring Debtor.

10.	Additional security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Hedge Counterparty.

11.	Additional Debtor limitations

The guarantee of any Additional Debtor is subject to any limitations relating to that Additional Debtor set out in any relevant Debtor Accession Deed.

Conformed signing pages (with updated notice details)

The 2016 Credit Facility Agent

BANK OF CHINA LIMITED, MACAU BRANCH

WONG Iao Kun

By: Wong Iao Kun

Address:	13/F, Bank of China Building
Avenida Doutor Mario Soares
Macau

Attn:	Mr. James Wong / Ms. Jade Gan
Facsimile:	(853) 8792 1659
Email:	wong_iaokun@bocmacau.com /gan_qianyu@bocmacau.com

The 2016 Credit Facility Lender

BANK OF CHINA LIMITED, MACAU BRANCH

WONG Iao Kun

By: Wong Iao Kun

Address:	13/F, Bank of China Building
Avenida Doutor Mario Soares
Macau

Attn:	Mr. James Wong / Ms. Jade Gan
Facsimile:	(853) 8792 1659
Email:	wong_iaokun@bocmacau.com /gan_qianyu@bocmacau.com

Signature page to Asgard Intercreditor Agreement

The Senior Secured 2019 Note Trustee

DEUTSCHE BANK TRUST COMPANY AMERICAS By: Deutsche Bank National Trust Company

Chris Niesz

By: Chris Niesz
Assistant Vice President

Kathryn Fischer

By: Kathryn Fischer
Assistant Vice President

Deutsche Bank Trust Company Americas
Trust and Agency Services 60 Wall Street, 16th Floor
Mail Stop: NYC60-1630
New York, New York 10005
Attn: Corporates Team, Studio City
Facsimile: (732) 578-4635

With a copy to:

Deutsche Bank National Trust Company for Deutsche Bank Trust Company Americas
Trust and Agency Services 100 Plaza One – 6th Floor
Mail Stop: JCY03-0699
Jersey City, NJ 07311-3901
Attn: Corporates Team, Studio City
Facsimile: (732) 578-4635

Signature page to Asgard Intercreditor Agreement

The Senior Secured 2021 Note Trustee

DEUTSCHE BANK TRUST COMPANY AMERICAS By: Deutsche Bank National Trust Company

Chris Niesz

By: Chris Niesz
Assistant Vice President

Kathryn Fischer

By: Kathryn Fischer
Assistant Vice President

Deutsche Bank Trust Company Americas
Trust and Agency Services 60 Wall Street, 16th Floor
Mail Stop: NYC60-1630
New York, New York 10005
Attn: Corporates Team, Studio City
Facsimile: (732) 578-4635

With a copy to:

Deutsche Bank National Trust Company for Deutsche Bank Trust Company Americas
Trust and Agency Services 100 Plaza One – 6th Floor
Mail Stop: JCY03-0699
Jersey City, NJ 07311-3901
Attn: Corporates Team, Studio City
Facsimile: (732) 578-4635

Signature page to Asgard Intercreditor Agreement

The Original Debtors

The Parent
Executed as a Deed
By: STUDIO CITY INVESTMENTS LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place , Wickhams Cay I
Road Town , Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium , 60 Wyndham Street
Central , Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

The Borrower
Executed as a Deed
By: STUDIO CITY COMPANY LIMITED
} Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands
Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR
Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOLDINGS TWO LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands
Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOLDINGS THREE LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer
Fax:	+852 2537 3618
Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOLDINGS FOUR LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer
Fax:	+852 2537 3618
Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: SCP HOLDINGS LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer
Fax:	+852 2537 3618
Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: SCP ONE LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer
Fax:	+852 2537 3618
Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: SCP TWO LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: SCIP HOLDINGS LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY ENTERTAINMENT LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY SERVICES LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOTELS LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOSPITALITY AND SERVICES LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY DEVELOPMENTS LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY RETAIL SERVICES LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark 15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

The Intra-Group Lenders
Executed as a Deed
By: STUDIO CITY INVESTMENTS LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY COMPANY LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOLDINGS TWO LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOLDINGS THREE LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOLDINGS FOUR LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: SCP HOLDINGS LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: SCP ONE LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: SCP TWO LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: SCIP HOLDINGS LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY ENTERTAINMENT LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY SERVICES LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOTELS LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOSPITALITY AND SERVICES LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY DEVELOPMENTS LIMITED
	}	Timothy Green NAUSS
Signature of Director/Authorised
Representative
Name: Timothy Green NAUSS

in the presence of:

Charisa Yeung
Signature of witness:

Name of witness:	Charisa Yeung

Address of witness:	26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY RETAIL SERVICES LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

The Original Bondco
Executed as a Deed
By: STUDIO CITY FINANCE LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

The Existing Subordination Parties
Executed as a Deed
By: STUDIO CITY INVESTMENTS LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY COMPANY LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOLDINGS TWO LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOLDINGS THREE LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOLDINGS FOUR LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: SCP HOLDINGS LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: SCP ONE LIMITED

	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: SCP TWO LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: SCIP HOLDINGS LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY ENTERTAINMENT LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY SERVICES LIMITED

	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOTELS LIMITED

	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY HOSPITALITY AND SERVICES LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY DEVELOPMENTS LIMITED
	}	TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

Executed as a Deed
By: STUDIO CITY RETAIL SERVICES LIMITED
TIMOTHY GREEN NAUSS
Signature of Director/Authorised
Representative
Name: TIMOTHY GREEN NAUSS

in the presence of:

CHARISA YEUNG
Signature of witness:

Name of witness:	CHARISA YEUNG

Address of witness:	26th FLOOR, GLOUCESTER TOWER, THE LANDMARK
15 QUEEN’S ROAD CENTRAL, HONG KONG

Occupation of witness:	SOLICITOR

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands
Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR
Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Signature page to Asgard Intercreditor Agreement

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (MACAU) LIMITED

Yang Peng

By:	Yang Peng

Lui Kwok Tai

By:	Lui Kwok Tai

Notice details for loan administration matters

Address:	18/F, ICBC Tower, Macau Landmark
555 Avenida da Amizade
Macau
Attention:	Linda Chan / Selene Ren / Ice Chen
Telephone:	+853 8398 2452 / 8398 2499 / 8398 2446
Fax:	+853 2858 4496

Notice details for credit matters

Address:	18/F, ICBC Tower, Macau Landmark
555 Avenida da Amizade
Macau
Attention:	Nicolas U / Cat Tang / Gisele Wai
Telephone:	+853 8398 2655 / 8398 2108 / 8398 2553
Fax:	+853 8398 2160

Signature page to Asgard Intercreditor Agreement

The Intercreditor Agent

DB TRUSTEES (HONG KONG) LIMITED

Howard Hao-Jan Yu

By:	Howard Hao-Jan Yu
Authorised Signatory

James Connell

By:	James Connell
Vice President

Address:	60/F, International Commerce Centre
1 Austin Road West, Kowloon
Hong Kong

Attn:	The Directors
Facsimile:	(852) 2203 7320
Email:	loanagency.hkcsg@list.db.com

Signature page to Asgard Intercreditor Agreement

The Common Security Agent

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (MACAU) LIMITED

Yang Peng

By:	Yang Peng

Lui Kwok Tai

By:	Lui Kwok Tai

Notice details for loan administration matters

Address:	18/F, ICBC Tower, Macau Landmark
555 Avenida da Amizade
Macau
Attention:	Linda Chan / Selene Ren / Ice Chen
Telephone:	+853 8398 2452 / 8398 2499 / 8398 2446
Fax:	+853 2858 4496

Notice details for credit matters

Address:	18/F, ICBC Tower, Macau Landmark
555 Avenida da Amizade
Macau
Attention:	Nicolas U / Cat Tang / Gisele Wai
Telephone:	+853 8398 2655 / 8398 2108 / 8398 2553
Fax:	+853 8398 2160

Signature page to Asgard Intercreditor Agreement

The POA Agent

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (MACAU) LIMITED

Yang Peng

By:	Yang Peng

Lui Kwok Tai

By:	Lui Kwok Tai

Notice details for loan administration matters

Address:	18/F, ICBC Tower, Macau Landmark
555 Avenida da Amizade
Macau
Attention:	Linda Chan / Selene Ren / Ice Chen
Telephone:	+853 8398 2452 / 8398 2499 / 8398 2446
Fax:	+853 2858 4496

Notice details for credit matters

Address:	18/F, ICBC Tower, Macau Landmark
555 Avenida da Amizade
Macau
Attention:	Nicolas U / Cat Tang / Gisele Wai
Telephone:	+853 8398 2655 / 8398 2108 / 8398 2553
Fax:	+853 8398 2160

Signature page to Asgard Intercreditor Agreement

As Acceding Debtor and Intra-Group Lender
(pursuant to an Accession Letter dated 30 July 2018)

EXECUTED and DELIVERED
as a DEED by
STUDIO CITY (HK) TWO LIMITED
Stephanie Cheung
and signed by
Stephanie Cheung, sole director

In the presence of:

Mark Agrasut
Signature of witness:

Name of witness:	Mark Agrasut

Address of witness:	36/F, The Centrium
60 Wyndham Street, Central, H.K.

Occupation of witness:	Solicitor

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands
Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (Accession) – Accession Letter

(signature page)

Schedule 2

Conditions Precedent

1.	Constitutional documents

(a)	A copy of the constitutional documents of each Intra-Group Lender, each Debtor and the Original Bondco.

(b)

A copy of an up-to-date certificate of incumbency issued not more than one month prior to the date of this Agreement in respect of each Intra-Group Lender and each Debtor (in each case) incorporated in the British Virgin Islands and the Original Bondco, issued by its respective registered agent.

(c)

A copy of a certificate of good standing issued not more than one month prior to the date of this Agreement in respect of each Intra-Group Lender and each Debtor (in each case) incorporated in the British Virgin Islands and the Original Bondco issued by Registrar of Corporate Affairs in the British Virgin Islands.

2.	Corporate documents

(a)

A copy of a resolution of the board of directors of each Intra-Group Lender, each Debtor and the Original Bondco (save if such resolution is not required under the law of incorporation or the constitutional of that entity) approving the terms of, and the transactions contemplated by, the documents referred to in paragraph 3 of this Schedule 2 to which it is a party (the “Documents”) and resolving that it execute, deliver and perform the Documents; authorising a specified person or persons to execute the Documents; and authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices under or in connection with the Documents.

(b)

A copy of the shareholders’ resolutions of each Intra-Group Lender and each Debtor (in each case, except for the Borrower, the Parent and each Intra-Group Lender or Debtor incorporated in the Macau SAR) approving the terms of, and the transactions contemplated by, the Documents.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (a) above who will sign (or has signed) any of the Documents.

(d)

A certificate of each Intra-Group Lender, each Debtor and the Original Bondco (signed by a director) confirming that borrowing, guaranteeing or securing, as appropriate, the Secured Obligations or the entry into or performance under this Agreement would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded.

(e)

A certificate of each Intra-Group Lender, each Debtor, the Original Bondco(signed by a director) certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

3.	Documents

A copy of this Agreement duly entered into by the parties hereto.

4.	Legal Opinions

(a)

A legal opinion in agreed form in relation to English law from White & Case, legal advisers to the Intercreditor Agent, substantially in the form distributed to the Intercreditor Agent prior to the signing of this Agreement.

8	Project Asgard (2022 A&R) – Amendment and Restatement Agreement (ICA)

(b)

A legal opinion in agreed form in relation to Hong Kong law from White & Case, legal advisers to the Intercreditor Agent, substantially in the form distributed to the Intercreditor Agent prior to the signing of this Agreement.

(c)

A legal opinion in agreed form in relation to Macanese law from Henrique Saldanha Advogados & Notários, legal advisers to the Intercreditor Agent, substantially in the form distributed to the Intercreditor Agent prior to the signing of this Agreement.

(d)

A legal opinion in agreed form in relation to British Virgin Islands law from Maples and Calder (Hong Kong) LLP, legal advisers to the Intercreditor Agent, substantially in the form distributed to the Intercreditor Agent prior to the signing of this Agreement.

5.	Other documents and evidence

Evidence that the agents of each Intra-Group Lender, each Debtor and the Original Bondco under this Agreement for service of process in England have accepted their appointments.

9	Project Asgard (2022 A&R) – Amendment and Restatement Agreement (ICA)

Signatures

The 2016 Credit Facility Agent

BANK OF CHINA LIMITED, MACAU BRANCH

/s/ Wong Iao Kun
By:	Wong Iao Kun

Address:	13/F, Bank of China Building
Avenida Doutor Mario Soares
Macau

Attn:	Mr. James Wong / Ms. Jade Gan
Facsimile:	(853) 8792 1659
Email:	wong_iaokun@bocmacau.com / gan_qianyu@bocmacau.com

The 2016 Credit Facility Lender

BANK OF CHINA LIMITED, MACAU BRANCH

/s/ Wong Iao Kun
By:	Wong Iao Kun

Address:	13/F, Bank of China Building Avenida Doutor Mario Soares Macau

Attn:	Mr. James Wong / Ms. Jade Gan
Facsimile:	(853) 8792 1659
Email:	wong_iaokun@bocmacau.com / gan_qianyu@bocmacau.com

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

The Debtors

The Parent
Executed as a Deed
By: STUDIO CITY INVESTMENTS
LIMITED
/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place, Wickhams Cay I
Road Town, Tortola
British Virgin Islands
Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium, 60 Wyndham Street
Central, Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

The Borrower
Executed as a Deed
By: STUDIO CITY COMPANY LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands
Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR
Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY HOLDINGS TWO LIMITED
/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY HOLDINGS THREE LIMITED
/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY HOLDINGS FOUR LIMITED
/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: SCP HOLDINGS LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: SCP ONE LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: SCP TWO LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: SCIP HOLDINGS LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY ENTERTAINMENT LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY SERVICES LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY HOTELS LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY HOSPITALITY AND SERVICES LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY DEVELOPMENTS LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY RETAIL SERVICES LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

EXECUTED as a deed by affixing the common seal of
STUDIO CITY (HK) TWO LIMITED
(新濠影匯(香港)第二有限公司)
in the presence of:
}
/s/ Stephanie Cheung
Director
Name: Stephanie Cheung

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

The Intra-Group Lenders
Executed as a Deed
By: STUDIO CITY INVESTMENTS LIMITED
/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY COMPANY LIMITED
/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY HOLDINGS TWO LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY HOLDINGS THREE LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY HOLDINGS FOUR LIMITED

/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: SCP HOLDINGS LIMITED
/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: SCP ONE LIMITED
/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: SCP TWO LIMITED
/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: SCIP HOLDINGS LIMITED
	}	/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY ENTERTAINMENT LIMITED
	}	/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY SERVICES LIMITED
	}	/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY HOTELS LIMITED
	}	/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY HOSPITALITY AND SERVICES LIMITED
	}	/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY DEVELOPMENTS LIMITED
	}	/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

Executed as a Deed
By: STUDIO CITY RETAIL SERVICES LIMITED
	}	/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

EXECUTED as a deed by affixing the common seal of
STUDIO CITY (HK) TWO LIMITED
(新濠影匯(香港)第二有限公司)
in the presence of:

/s/ Stephanie Cheung
Director
Name: Stephanie Cheung

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

The Original Bondco Executed as a Deed
By: STUDIO CITY FINANCE LIMITED
	}	/s/ Inês Nolasco Antunes
Signature of Director/Authorised
Representative
Name: Inês Nolasco Antunes

in the presence of:

/s/ Macy Wong
Signature of witness:

Name of witness:	Macy Wong

Address of witness:	Avenida da Praia Grande, n° 594, 15° andar A, em Macau

Notice details

Address:	Studio City Investments Limited
Ocorian Corporate Services (BVI) Limited
Jayla Place
Wickhams Cay I
Road Town
Tortola
British Virgin Islands

Attention:	Company Secretary

Fax:	+1 284 494 7279

With a copy to:

Address:	Melco Resorts & Entertainment Limited
38/F, The Centrium
60 Wyndham Street
Central
Hong Kong SAR

Attention:	Ms. Stephanie Cheung, Executive Vice President and Chief Legal Officer

Fax:	+852 2537 3618

Telephone:	+852 2598 3600

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

The Intercreditor Agent

DB TRUSTEES (HONG KONG) LIMITED

/s/ Leung Fong Io
By:	Leung Fong Io
Authorized Signatory

/s/ Yu, Howard Hao-Jan
By:	Yu, Howard Hao-Jan
Authorized Signatory

Address:	60/F, International Commerce Centre 1 Austin Road West, Kowloon Hong Kong

Attn:	The Directors
Facsimile:	(852) 2203 7320
Email:	loanagency.hkcsg@list.db.com

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

The Common Security Agent

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (MACAU) LIMITED

By:	/s/ Chan Kam Lun

By:	/s/ Mao Chonghe

Notice details for loan administration matters

Address:	18/F, ICBC Tower, Macau Landmark 555 Avenida da Amizade Macau
Attention:	Linda Chan / Selene Ren / Ice Chen
Telephone:	+853 8398 2452 / 8398 2499 / 8398 2446
Fax:	+853 2858 4496

Notice details for credit matters

Address:	18/F, ICBC Tower, Macau Landmark 555 Avenida da Amizade Macau
Attention:	Nicolas U / Cat Tang / Gisele Wai
Telephone:	+853 8398 2655 / 8398 2108 / 8398 2553
Fax:	+853 8398 2160

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)

The POA Agent

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (MACAU) LIMITED

By:	/s/ Chan Kam Lun

By:	/s/ Mao Chonghe

Notice details for loan administration matters

Address:	18/F, ICBC Tower, Macau Landmark 555 Avenida da Amizade Macau
Attention:	Linda Chan / Selene Ren / Ice Chen
Telephone:	+853 8398 2452 / 8398 2499 / 8398 2446
Fax:	+853 2858 4496

Notice details for credit matters

Address:	18/F, ICBC Tower, Macau Landmark 555 Avenida da Amizade Macau
Attention:	Nicolas U / Cat Tang / Gisele Wai
Telephone:	+853 8398 2655 / 8398 2108 / 8398 2553
Fax:	+853 8398 2160

Project Asgard (2022 A&R)

Amendment and Restatement Agreement (ICA)

(Signature Page)